PROSPECTUS MAY 1, 2017

VANECK VECTORS®
Africa Index ETF	AFK®
Brazil Small-Cap ETF	BRF®
Egypt Index ETF	EGPT®
India Small-Cap Index ETF	SCIF®
Indonesia Index ETF	IDX®
Israel ETF	ISRA®
Poland ETF	PLND®
Russia ETF	RSX®
Russia Small-Cap ETF	RSXJ®
Vietnam ETF	VNM®

Principal U.S. Listing Exchange for each Fund: NYSE Arca, Inc.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

800.826.2333  vaneck.com

VANECK VECTORS® AFRICA INDEX ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Africa Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVISTM GDP Africa Index (the “Africa Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.33%

Total Annual Fund Operating Expenses(a)	0.83%
Fee Waivers and Expense Reimbursement(a)	-0.04%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.79%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.78% of the Fund’s average daily net assets per year until at least May 1, 2018. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$81
3	$261
5	$457
10	$1,022

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Africa Index includes local listings of companies that are incorporated in Africa and listings of companies incorporated outside of Africa but that have at least 50% of their revenues/related assets in Africa. Such companies may include small- and medium-capitalization companies. Subject to country and issuer limitations, the country weightings in the Africa Index are based on their relative gross domestic product (“GDP”) weights as compared to all other countries represented in the Africa Index. As of December 31, 2016, the Africa Index included 83 securities of

1

VANECK VECTORS® AFRICA INDEX ETF (continued)

companies with a market capitalization range of between approximately $866 million and $64.5 billion and a weighted average market capitalization of $10 billion. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Africa Index by investing in a portfolio of securities that generally replicates the Africa Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Africa Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Africa Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies. Under various circumstances or under certain market conditions, it may not be possible or practicable to purchase all of the securities in the Africa Index or in the weighting of such securities in the Africa Index. In these cases, the Fund may purchase a sample of securities in the Africa Index or underweight or overweight a security in the Africa Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Africa Index concentrates in an industry or group of industries. As of December 31, 2016, the Africa Index was concentrated in the financial services sector, and each of the basic materials, consumer discretionary and telecommunications sectors represented a significant portion of the Africa Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Special Risk Considerations of Investing in African Issuers. Investment in securities of African issuers involves risks not typically associated with investments in securities of issuers in more developed countries or geographic regions that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, terrorism, strained international relations related to border disputes, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest and, in certain countries, genocidal warfare. Unanticipated political or social developments may result in sudden and significant investment losses. Additionally, Africa is located in a part of the world that has historically been prone to natural disasters, such as droughts, and is economically sensitive to environmental events.

The securities markets in Africa are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries or geographic regions. As a result, securities markets in Africa are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. There may also be a high concentration of trading volume in a small number of issuers representing a limited number of sectors or industries. Moreover, trading on securities markets may be suspended altogether.

Certain economies in African countries, including South Africa, depend to a significant degree upon exports of primary commodities such as agricultural products, gold, silver, copper, diamonds and oil. These economies therefore are vulnerable to changes in commodity prices, which in turn may be affected by a variety of factors.

Certain governments in Africa may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in countries in Africa. Moreover, certain countries in Africa may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of those countries and/or impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in countries in Africa significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

There may be a risk of loss due to the imposition of restrictions on repatriation of capital invested. In addition, there may be limitations or delays in the convertibility or repatriation of certain African currencies, which would adversely affect the U.S.

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dollar value and/or liquidity of the Fund’s investments denominated in such African currencies, may impair the Fund’s ability to achieve its investment objective and/or may impede the Fund’s ability to satisfy redemption requests in a timely manner. For these or other reasons, the Fund could seek to suspend redemptions of Creation Units (defined herein), including in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value (“NAV”). The Fund could also, among other things, limit or suspend creations of Creation Units. During the period that creations or redemptions are affected, the Fund’s shares could trade at a significant premium or discount to their NAV. In the case of a period during which creations are suspended, the Fund could experience substantial redemptions, which may exacerbate the discount to NAV at which the Fund’s shares trade, cause the Fund to experience increased transaction costs, and cause the Fund to make greater taxable distributions to shareholders of the Fund. When the Fund holds illiquid investments, its portfolio may be harder to value.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in emerging and/or frontier market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Emerging and Frontier Market Issuers. Most African countries are considered to be emerging and/or “frontier” markets. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in frontier market countries are magnified. Investments in securities of emerging and frontier market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Africa Index, may negatively affect the Fund’s ability to replicate the performance of the Africa Index.

Risk of Investing in the Basic Materials Sector. To the extent that the basic materials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Discretionary Sector. To the extent that the consumer discretionary sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

3

VANECK VECTORS® AFRICA INDEX ETF (continued)

Risk of Investing in the Financial Services Sector. To the extent that the Fund continues to be concentrated in the financial services sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in the Telecommunications Sector. To the extent that the telecommunications sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the telecommunications sector. Companies in the telecommunications sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of telecommunications products and services due to technological advancement.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions partially for cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Africa Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Africa Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Africa Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units, which are not factored into the return of the Africa Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Africa Index. Errors in the Africa Index data, the Africa Index computations and/or the construction of the Africa Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Africa Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition,

4

the Fund may not invest in certain securities included in the Africa Index, or invest in them in the exact proportions in which they are represented in the Africa Index, due to legal restrictions or limitations imposed by the governments of certain African countries, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). Additionally, the Fund may not invest in certain securities included in the Africa Index due to limitations or delays in the convertibility or repatriation of local currencies. In addition, the Fund maintains a tax reserve as a provision for Egyptian taxes while the Africa Index does not. The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Africa Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Africa Index is not based on fair value prices), the Fund’s ability to track the Africa Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Africa Index. In light of the factors discussed above, including the maintenance of a tax reserve as a provision for Egyptian taxes, the Fund’s return may deviate significantly from the return of the Africa Index.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Africa Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Africa Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in the financial services sector, the Fund will be subject to the risk that

5

VANECK VECTORS® AFRICA INDEX ETF (continued)

economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns (%)—Calendar Years

Best Quarter:	36.75%	2Q ’09
Worst Quarter	-18.75%	3Q ’15

Average Annual Total Returns for the Periods Ended December 31, 2016

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (7/10/2008)

VanEck Vectors Africa Index ETF (return before taxes)	13.94%	-2.44%	-5.67%
VanEck Vectors Africa Index ETF (return after taxes on distributions)	12.95%	-3.18%	-6.26%
VanEck Vectors Africa Index ETF (return after taxes on distributions and sale of Fund Shares)	8.18%	-1.86%	-4.07%
MVIS GDP Africa Index (reflects no deduction for fees, expenses or taxes)*	16.30%	-1.07%	-4.32%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	9.45%

*

Prior to June 24, 2013, the Fund sought to replicate an index called the Dow Jones Africa Titans IndexSM. Therefore index data prior to June 24, 2013 reflects that of the Dow Jones Africa Titans IndexSM. From June 24, 2013 forward, the index data reflects that of the MVIS GDP Africa Index. All index history reflects a blend of the performance of the aforementioned indexes.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	July 2008
George Chao	Portfolio Manager	July 2008

6

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 66 of this Prospectus.

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VANECK VECTORS® BRAZIL SMALL-CAP ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Brazil Small-Cap ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVISTM Brazil Small-Cap Index (the “Brazil Small-Cap Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.19%

Total Annual Fund Operating Expenses(a)	0.69%
Fee Waivers and Expense Reimbursement(a)	-0.09%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.60%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2018. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$61
3	$212
5	$375
10	$850

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Brazil Small-Cap Index includes securities of Brazilian small- and medium-capitalization companies. A company is generally considered to be a Brazilian company if it is incorporated in Brazil or is incorporated outside of Brazil but has at least 50% of its revenues/related assets in Brazil. As of December 31, 2016, the Brazil Small-Cap Index included 55 securities of companies with a market capitalization range of between approximately $256 million and $2.1 billion and a weighted average market capitalization of $1.1 billion. These amounts are subject to

8

change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Brazil Small-Cap Index by investing in a portfolio of securities that generally replicates the Brazil Small-Cap Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Brazil Small-Cap Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Brazil Small-Cap Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Brazil Small-Cap Index concentrates in an industry or group of industries. As of December 31, 2016, the Brazil Small-Cap Index was concentrated in the consumer discretionary sector, and each of the basic materials, health care and utilities sectors represented a significant portion of the Brazil Small-Cap Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Special Risk Considerations of Investing in Brazilian Issuers. The Brazilian government has exercised, and continues to exercise, significant influence over the Brazilian economy. The Brazilian economy has been characterized by frequent, and occasionally drastic, interventions by the Brazilian government, including the imposition of wage and price controls, exchange controls, limiting imports and other measures. The Brazilian government has often changed monetary, taxation, credit, trade and other policies to influence the core of Brazil’s economy. Actions taken by the Brazilian government concerning the economy may have significant effects on Brazilian companies and on market conditions and prices of Brazilian securities. Brazil’s economy has recently experienced sluggish economic growth due to, among other things, weak consumer spending, political turmoil, high rates of inflation and low commodity prices. Brazil suffers from chronic structural public sector deficits. The Brazilian government has privatized or is in the process of privatizing certain entities, notably in the telecommunications and energy sectors. Certain of these privatized entities have suffered losses due to, among other things, the inability to adjust to a competitive environment.

The market for Brazilian securities is directly influenced by the flow of international capital, and economic and market conditions of certain countries, especially emerging market countries. As a result, adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Brazilian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Brazil.

Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil’s balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of the Brazilian real into foreign currency.

Brazil has historically experienced high rates of inflation and a high level of debt, each of which may constrain economic growth. Despite rapid development in recent years, Brazil still suffers from high levels of corruption, crime and income disparity. The Brazilian economy is also heavily dependent upon commodity prices and international trade. Unanticipated political or social developments may result in sudden and significant investment losses. An increase in prices for commodities, such as petroleum, the depreciation of the Brazilian real and future governmental measures seeking to maintain the value of the Brazilian real in relation to the U.S. dollar, may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy. Conversely, appreciation of the Brazilian real relative to the U.S. dollar may lead to the deterioration of Brazil’s current account and balance of payments as well as limit the growth of exports.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading

9

VANECK VECTORS® BRAZIL SMALL-CAP ETF (continued)

may have an adverse impact on the Fund’s investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Brazil Small-Cap Index, may negatively affect the Fund’s ability to replicate the performance of the Brazil Small-Cap Index.

Risk of Investing in the Basic Materials Sector. To the extent that the basic materials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Discretionary Sector. To the extent that the Fund continues to be concentrated in the consumer discretionary sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Health Care Sector. To the extent that the health care sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the health care sector. Companies in the health care sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many health care companies are heavily dependent on patent protection and are subject to extensive litigation based on product liability and similar claims.

Risk of Investing in the Utilities Sector. To the extent that the utilities sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the utilities sector. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, difficulty in raising adequate amounts of capital and governmental limitation on rates charged to customers.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

10

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Brazil Small-Cap Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Brazil Small-Cap Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Brazil Small-Cap Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the Brazil Small-Cap Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Brazil Small-Cap Index. Errors in the Brazil Small-Cap Index data, the Brazil Small-Cap Index computations and/or the construction of the Brazil Small-Cap Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Brazil Small-Cap Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Brazil Small-Cap Index, or invest in them in the exact proportions in which they are represented in the Brazil Small-Cap Index, due to legal restrictions or limitations imposed by the government of Brazil, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Brazil Small-Cap Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Brazil Small-Cap Index is not based on fair value prices), the Fund’s ability to track the Brazil Small-Cap Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Brazil Small-Cap Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Brazil Small-Cap Index.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

11

VANECK VECTORS® BRAZIL SMALL-CAP ETF (continued)

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Brazil Small-Cap Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Brazil Small-Cap Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in the consumer discretionary sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns (%)—Calendar Years

Best Quarter:	25.09%	3Q ’10
Worst Quarter:	-35.49%	3Q ’15

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Average Annual Total Returns for the Periods Ended December 31, 2016

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (5/12/2009)

VanEck Vectors Brazil Small-Cap ETF (return before taxes)	60.92%	-12.36%	-0.95%
VanEck Vectors Brazil Small-Cap ETF (return after taxes on distributions)	58.02%	-13.49%	-2.36%
VanEck Vectors Brazil Small-Cap ETF (return after taxes on distributions and sale of Fund Shares)	34.43%	-9.12%	-0.48%
MVIS Brazil Small-Cap Index (reflects no deduction for fees, expenses or taxes)	61.63%	-11.72%	-0.29%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	14.95%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	May 2009
George Chao	Portfolio Manager	May 2009

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 66 of this Prospectus.

13

VANECK VECTORS® EGYPT INDEX ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Egypt Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVISTM Egypt Index (the “Egypt Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.64%

Total Annual Fund Operating Expenses(a)	1.14%
Fee Waivers and Expense Reimbursement(a)	-0.13%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	1.01%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.94% of the Fund’s average daily net assets per year until May 1, 2018. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$103
3	$349
5	$615
10	$1,374

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Egypt Index includes securities of Egyptian companies. A company is generally considered to be an Egyptian company if it is incorporated in Egypt or is incorporated outside Egypt but has at least 50% of its revenues/related assets in Egypt. Such companies may include micro-, small- and medium-capitalization companies. As of December 31, 2016, the Egypt Index included 25 securities of companies with a market capitalization range of between approximately $78 million and $4.2 billion and a weighted average market capitalization of $1.0 billion. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

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The Fund, using a “passive” or indexing investment approach will attempt to approximate the investment performance of the Egypt Index by investing in a portfolio of securities that generally replicates the Egypt Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Egypt Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Egypt Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies. Under various circumstances or under certain market conditions, it may not be possible or practicable to purchase all of the securities in the Egypt Index or in the weighting of such securities in the Egypt Index. In these cases, the Fund may purchase a sample of securities in the Egypt Index or underweight or overweight a security in the Egypt Index.

The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Egypt Index concentrates in an industry or group of industries. As of December 31, 2016, the Egypt Index was concentrated in the financial services sector, and each of the basic materials, real estate and telecommunications sectors represented a significant portion of the Egypt Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Special Risk Considerations of Investing in Egyptian Issuers. Investment in securities of Egyptian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, the imposition of capital controls, expropriation and/or nationalization of assets, confiscatory taxation, regional conflict, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil unrest, and social instability as a result of religious, ethnic and/or socioeconomic unrest. Poor living standards, disparities of wealth and limitations on political freedom have contributed to the unstable environment. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Issuers in Egypt are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable. These factors, among others, make investing in issuers located or operating in Egypt significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

The securities markets in Egypt are underdeveloped and may be less correlated to global economic cycles than those markets located in more developed countries. Securities markets in Egypt are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. These risks could cause the Fund’s shares to trade at a significant premium or discount to its net asset value (“NAV”). Moreover, trading on securities markets may be suspended altogether, including the possibility that securities markets may be closed for an extended period of time due to political and civil unrest.

The government in Egypt may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Egypt. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Egypt. For example, there may be prohibitions or substantial restrictions on foreign investing in Egypt’s capital markets or in certain sectors or industries. Moreover, Egypt may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Egypt and/or impose additional taxes on foreign investors. There may be a risk of loss due to the imposition of restrictions on repatriation of capital invested. Although there has been increasing economic liberalization and limited political liberalization in recent years, there is no guarantee that this trend will continue, particularly if there is a political transition.

In November 2016, the International Monetary Fund approved a $12 billion loan to help Egypt restore macroeconomic stability and promote inclusive growth. The first tranche of the loan has been paid. In addition, Egypt introduced a series of economic reforms, including, among others, widening of the tax base, increasing energy subsidiaries, and allowing the Egyptian pound

15

VANECK VECTORS® EGYPT INDEX ETF (continued)

to float. While these measures are intended to foster Egypt’s economic growth and development, there is no guarantee that they will continue or be successful.

Frontier markets can experience high rates of inflation, deflation and currency devaluation. In addition, there may be limitations or delays in the convertibility or repatriation of the Egyptian pound which would adversely affect the U.S. dollar value and/or liquidity of the Fund’s investments denominated in the Egyptian pound, may impair the Fund’s ability to achieve its investment objective and/or may impede the Fund’s ability to satisfy redemption requests in a timely manner. For these or other reasons, the Fund could seek to suspend redemptions of Creation Units (defined herein), including in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine its NAV. The Fund could also, among other things, limit or suspend creations of Creation Units. During the period that creations or redemptions are affected, the Fund’s shares could trade at a significant premium or discount to their NAV. In the case of a period during which creations are suspended, the Fund could experience substantial redemptions, which may exacerbate the discount to NAV at which the Fund’s shares trade, cause the Fund to experience increased transaction costs, and cause the Fund to make greater taxable distributions to shareholders of the Fund. When the Fund holds illiquid investments, its portfolio may be harder to value.

In Egypt, the marketability of quoted shares is limited due to the restricted opening hours of stock exchanges (normally 10:30 a.m. to 2:30 p.m., Sunday to Thursday), a narrow range of investors and a relatively high proportion of market value being concentrated in the hands of a relatively small number of shareholders. In addition, because Egyptian stock exchanges on which the Fund’s portfolio securities may trade are open when the NYSE Arca is closed, the Fund may be subject to heightened risk associated with market movements.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in frontier market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Frontier Market Issuers. Egypt is considered to be a “frontier market.” Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in frontier market countries are magnified. Investments in securities of frontier market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Egypt Index, may negatively affect the Fund’s ability to replicate the performance of the Egypt Index.

Risk of Investing in the Basic Materials Sector. To the extent that the basic materials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation,

16

environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Financial Services Sector. To the extent that the Fund continues to be concentrated in the financial services sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in the Real Estate Sector. To the extent that the real estate sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the real estate sector. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund’s investments.

Risk of Investing in the Telecommunications Sector. To the extent that the telecommunications sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the telecommunications sector. Companies in the telecommunications sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of telecommunications products and services due to technological advancement.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume, and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Risk of Investing in Micro-Capitalization Companies. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell those securities.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

17

VANECK VECTORS® EGYPT INDEX ETF (continued)

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Egypt Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Egypt Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Egypt Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units, which are not factored into the return of the Egypt Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Egypt Index. Errors in the Egypt Index data, the Egypt Index computations and/or the construction of the Egypt Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Egypt Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Egypt Index, or invest in them in the exact proportions in which they are represented in the Egypt Index, due to legal restrictions or limitations imposed by the government of Egypt, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). Additionally, the Fund may not invest in certain securities included in the Egypt Index due to limitations or delays in the convertibility or repatriation of the Egyptian pound. In addition, the Fund maintains a tax reserve as a provision for Egyptian taxes while the Egypt Index does not. The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Egypt Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Egypt Index is not based on fair value prices), the Fund’s ability to track the Egypt Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Egypt Index. In light of the factors discussed above, including the maintenance of a tax reserve as a provision for Egyptian taxes, the Fund’s return may deviate significantly from the return of the Egypt Index.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Egypt Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the

18

intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Issuer-Specific Changes Risk. The value of individual securities or particular types of securities in the Fund’s portfolio can be more volatile than the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Egypt Index is comprised of securities of a limited number of companies.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Egypt Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in the financial services sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns (%)—Calendar Years

Best Quarter:	33.71%	1Q ’12
Worst Quarter:	-30.39%	4Q ’16

19

VANECK VECTORS® EGYPT INDEX ETF (continued)

Average Annual Total Returns for the Periods Ended December 31, 2016

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (2/16/2010)

VanEck Vectors Egypt Index ETF (return before taxes)	-33.30%	-4.76%	-13.09%
VanEck Vectors Egypt Index ETF (return after taxes on distributions)	-33.30%	-5.52%	-13.67%
VanEck Vectors Egypt Index ETF (return after taxes on distributions and sale of Fund Shares)	-18.85%	-3.21%	-8.62%
MVIS Egypt Index (reflects no deduction for fees, expenses or taxes)	-20.33%	-0.60%	-10.79%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	13.35%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	February 2010
George Chao	Portfolio Manager	February 2010

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 66 of this Prospectus.

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VANECK VECTORS® INDIA SMALL-CAP INDEX ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® India Small-Cap Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVISTM India Small-Cap Index (the “India Small-Cap Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses(a)	0.28%

Total Annual Fund Operating Expenses(b)	0.78%
Fee Waivers and Expense Reimbursement(b)	0.00%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(b)	0.78%
(a)	“Other Expenses” reflects the expenses at both the Fund and the Fund’s wholly-owned subsidiary (the “Subsidiary”) levels.

(b)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund and Subsidiary expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses of the Fund and the Subsidiary) from exceeding 0.85% of the Fund’s average daily net assets per year until at least May 1, 2018. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$80
3	$249
5	$433
10	$966

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund currently intends to achieve its investment objective by investing substantially all of its assets in the Subsidiary, a wholly-owned subsidiary located in the Republic of Mauritius (“Mauritius”). The Subsidiary in turn will normally invest at least

21

VANECK VECTORS® INDIA SMALL-CAP INDEX ETF (continued)

80% of its total assets in securities that comprise the Fund’s benchmark index, and depositary receipts based on the securities in the Fund’s benchmark index. The India Small-Cap Index includes Indian micro-, small- and medium-capitalization companies selected on the basis of their relative market capitalizations. For the purposes of the Fund’s investment strategy, a company is generally considered an Indian company if it is incorporated in India or is incorporated outside of India but has at least 50% of its revenues/related assets in India. As a result of the Fund’s investment in the Subsidiary, the Fund will normally invest at least 80% of its total assets in securities of small-capitalization Indian companies. As of December 31, 2016, the India Small-Cap Index included 155 securities of companies with a market capitalization range of between approximately $106 million and $1.0 billion and a weighted average market capitalization of $527 million. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders. The Adviser serves as investment adviser to both the Fund and the Subsidiary and, through this investment structure, the Subsidiary and the Fund expect to benefit from favorable tax treatment pursuant to a tax treaty between India and Mauritius (the “Treaty”), subject to the tax risks explained in this prospectus and the conditions for a favorable tax treatment (as specified in the Treaty) being met. Except where otherwise indicated, the term “Fund,” as used throughout this Summary Section, refers to the Fund and/or the Subsidiary, as applicable.

The Fund, using a “passive” or indexing investment approach, will attempt to approximate the investment performance of the India Small-Cap Index by investing in a portfolio of securities that generally replicates the India Small-Cap Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the India Small-Cap Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the India Small-Cap Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the India Small-Cap Index concentrates in an industry or group of industries. As of December 31, 2016, each of the basic materials, consumer discretionary, financial services and industrials sectors represented a significant portion of the India Small-Cap Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Special Risk Considerations of Investing in Indian Issuers. Investment in securities of Indian issuers involve special considerations not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, greater government control over the economy, including the risk that the Indian government may decide not to continue to support economic reform programs, political and legal uncertainty, currency fluctuations or blockage of foreign currency exchanges and the risk of nationalization or expropriation of assets. Issuers in India are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable. India is also located in a part of the world that has historically been prone to natural disasters, such as earthquakes and tsunamis. Any such natural disaster could cause a significant impact on the Indian economy and could impact operations of the Subsidiary, causing an adverse impact on the Fund. In addition, religious and border disputes persist in India. Moreover, India has experienced civil unrest and hostilities with neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states. India has experienced acts of terrorism that has targeted foreigners. Such acts of terrorism have had a negative impact on tourism, an important sector of the Indian economy.

The securities market of India is considered an emerging market characterized by a small number of listed companies with significantly smaller market capitalizations, greater price volatility and substantially less liquidity than developed markets, such as the United States. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in India, the purchase and sale prices for such securities and the timing of purchases and sales. Emerging markets can experience high rates of inflation, deflation and currency devaluation. Certain restrictions on foreign investment may decrease the liquidity of the Fund’s portfolio or inhibit the Fund’s ability to track the India Small-Cap Index. In addition, the Reserve Bank of India (“RBI”), the Indian counterpart of the Federal Reserve Bank in the United States, imposes certain limits on the foreign

22

ownership of Indian securities. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in India and may inhibit the Fund’s ability to track the India Small-Cap Index.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the India Small-Cap Index, may negatively affect the Fund’s ability to replicate the performance of the India Small-Cap Index.

Risk of Investing in the Basic Materials Sector. To the extent that the basic materials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Discretionary Sector. To the extent that the consumer discretionary continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Financial Services Sector. To the extent that the financial services sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government

23

VANECK VECTORS® INDIA SMALL-CAP INDEX ETF (continued)

involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in the Industrials Sector. To the extent that the industrials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Risk of Investing in Micro-Capitalization Companies. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell those securities.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the India Small-Cap Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the India Small-Cap Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the India Small-Cap Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored in to the return of the India Small-Cap Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the India Small-Cap Index. Errors in the India Small-Cap Index data, the India Small-Cap Index computations and/or the construction of the India Small-Cap Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the India Small-Cap Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the India Small-Cap Index, or invest in them in the exact proportions in which they are represented in the India Small-Cap Index, due to legal restrictions or limitations imposed by the government of India, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on

24

stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the India Small-Cap Index is based on securities’ closing prices on local foreign markets (i.e., the value of the India Small-Cap Index is not based on fair value prices), the Fund’s ability to track the India Small-Cap Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the India Small-Cap Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the India Small-Cap Index.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the India Small-Cap Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the India Small-Cap Index concentrates in a particular sector or sectors or industry or group of industries. To the extent the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or sectors or industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

25

VANECK VECTORS® INDIA SMALL-CAP INDEX ETF (continued)

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns (%)—Calendar Years

Best Quarter:	43.41%	2Q ’14
Worst Quarter:	-27.31%	4Q ’11

Average Annual Total Returns for the Periods Ended December 31, 2016

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (8/23/2010)

VanEck Vectors India Small-Cap Index ETF (return before taxes)	-4.70%	4.31%	-8.64%
VanEck Vectors India Small-Cap Index ETF (return after taxes on distributions)	-5.11%	3.92%	-8.95%
VanEck Vectors India Small-Cap Index ETF (return after taxes on distributions and sale of Fund Shares)	-2.50%	3.25%	-6.22%
MVIS India Small-Cap Index (reflects no deduction for fees, expenses or taxes)	-4.82%	4.86%	-8.23%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	15.05%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	August 2010
George Chao	Portfolio Manager	August 2010

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 66 of this Prospectus.

26

VANECK VECTORS® INDONESIA INDEX ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Indonesia Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVISTM Indonesia Index (the “Indonesia Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.18%

Total Annual Fund Operating Expenses(a)	0.68%
Fee Waivers and Expense Reimbursement(a)	-0.10%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.58%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.57% of the Fund’s average daily net assets per year until at least May 1, 2018. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$59
3	$207
5	$369
10	$837

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Indonesia Index includes securities of Indonesian companies. A company is generally considered to be an Indonesian company if it is incorporated in Indonesia or is incorporated outside of Indonesia but has at least 50% of its revenues/related assets in Indonesia. Such companies may include small- and medium-capitalization companies. As of December 31, 2016, the Indonesia Index included 39 securities of companies with a market capitalization range of between approximately $718 million and $29.4 billion and a weighted average market capitalization of

27

VANECK VECTORS® INDONESIA INDEX ETF (continued)

$12.9 billion. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Indonesia Index by investing in a portfolio of securities that generally replicates the Indonesia Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Indonesia Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Indonesia Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Indonesia Index concentrates in an industry or group of industries. As of December 31, 2016, the Indonesia Index was concentrated in the financial services sector, and each of the consumer discretionary and consumer staples sectors represented a significant portion of the Indonesia Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Special Risk Considerations of Investing in Indonesian Issuers. Investment in securities of Indonesian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, currency devaluations, high rates of inflation, corruption, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, acts of terrorism, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. In addition, the Indonesian economy is dependent upon trade with other nations, including China, Japan, Singapore and the United States. Adverse conditions or changes in relationships with Indonesia’s major trading partners may significantly impact the Indonesian economy. Indonesia has experienced acts of terrorism that have targeted foreigners. Such acts of terrorism have had a negative impact on tourism, an important sector of the Indonesian economy.

The securities markets of Indonesia are characterized by a small number of company listings and are underdeveloped and often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Indonesia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether.

The government in Indonesia may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Indonesia. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Indonesia. Moreover, governmental approval or special licenses may be required prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Indonesia and/or impose additional taxes on foreign investors. Indonesia’s securities laws are unsettled and judicial enforcement of contracts with foreign entities is inconsistent and, as a result of pervasive corruption, is subject to the risk that cases will not be judged impartially. These factors, among others, make investing in issuers located or operating in Indonesia significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers

28

located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Indonesia Index, may negatively affect the Fund’s ability to replicate the performance of the Indonesia Index.

Risk of Investing in the Consumer Discretionary Sector. To the extent that the consumer discretionary sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Staples Sector. To the extent that the consumer staples sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. These companies may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending.

Risk of Investing in the Financial Services Sector. To the extent that the Fund continues to be concentrated in the financial services sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities

29

VANECK VECTORS® INDONESIA INDEX ETF (continued)

of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Indonesia Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Indonesia Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Indonesia Index, which are not factored into the return of the Indonesia Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Indonesia Index. Errors in the Indonesia Index data, the Indonesia Index computations and/or the construction of the Indonesia Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Indonesia Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Indonesia Index, or invest in them in the exact proportions in which they are represented in the Indonesia Index, due to legal restrictions or limitations imposed by the government of Indonesia, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Indonesia Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Indonesia Index is not based on fair value prices), the Fund’s ability to track the Indonesia Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Indonesia Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Indonesia Index.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts

30

caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Indonesia Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Indonesia Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in the financial services sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns (%)—Calendar Years

31

VANECK VECTORS® INDONESIA INDEX ETF (continued)

Best Quarter:	18.73%	1Q ’14
Worst Quarter:	-24.79%	3Q ’15

Average Annual Total Returns for the Periods Ended December 31, 2016

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (1/15/2009)

VanEck Vectors Indonesia Index ETF (return before taxes)	17.49%	-3.57%	14.52%
VanEck Vectors Indonesia Index ETF (return after taxes on distributions)	17.15%	-4.06%	14.09%
VanEck Vectors Indonesia Index ETF (return after taxes on distributions and sale of Fund Shares)	10.15%	-2.67%	12.14%
MVIS Indonesia Index (reflects no deduction for fees, expenses or taxes)	17.92%	-2.87%	15.43%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	15.50%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	January 2009
George Chao	Portfolio Manager	January 2009

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 66 of this Prospectus.

32

VANECK VECTORS® ISRAEL ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Israel ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the BlueStar Israel Global Index® (the “Israel Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.42%

Total Annual Fund Operating Expenses(a)	0.92%
Fee Waivers and Expense Reimbursement(a)	-0.32%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.60%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2018. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$61
3	$261
5	$478
10	$1,102

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Israel Index is comprised of equity securities, which may include depositary receipts, of publicly traded companies that are generally considered by BlueStar Global Investors, LLC (“BlueStar” or the “Index Provider”) to be Israeli companies. The Index Provider considers a range of factors such as domicile, country of company formation/founding, primary location of management, operations and/or research and development facilities, tax status, location of revenues and employees, among others, when determining whether a company will be included in the Israel Index. Such companies may include micro-, small- and

33

VANECK VECTORS® ISRAEL ETF (continued)

medium-capitalization companies. The Fund may also utilize depositary receipts to seek performance that corresponds to the Fund’s benchmark index. Investments in depositary receipts of Israeli companies whose securities are represented in the Israel Index will count towards satisfaction of the Fund’s 80% investment policy. As of December 31, 2016, the Israel Index included 117 securities of companies with a market capitalization range of between approximately $50 million and $67 billion and a weighted average market capitalization of $9 billion. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Israel Index by investing in a portfolio of securities that generally replicates the Israel Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Israel Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Israel Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Israel Index concentrates in an industry or group of industries. As of December 31, 2016, the Israel Index was concentrated in the health care and information technology sectors, and the financial services sector represented a significant portion of the Israel Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Special Risk Considerations of Investing in Israeli Issuers. Investment in securities of Israeli issuers involves risks that may negatively affect the value of your investment in the Fund. Among other things, Israel’s economy depends on imports of certain key items, such as crude oil, natural gas, coal, grains, raw materials, and military equipment. The economy is also dependent upon external trade with other economies, notably the United States, China, Japan, Canada and European Union (“EU”) countries. Israel’s relations with the Palestinian Authority and certain neighboring countries such as Lebanon, Syria and Iran, among others, have at times been strained due to territorial disputes, historical animosities or security concerns, which may cause uncertainty in the Israeli markets and adversely affect the overall economy. Furthermore, Israel’s economy is heavily dependent upon trade relationships with key counterparties around the world. Any reduction in these trade flows may have an adverse impact on the Fund’s investments.

Israel has experienced a history of hostile relations with several countries in the Mid-East region. Israel and its citizens have also been the target of periodic acts of terrorism that have the potential to disrupt economic activity in the country, and certain terrorist groups are committed to violence against Israel. Current hostilities and the potential for future hostilities may diminish the value of companies whose principal operations or headquarters are located in Israel. Actual hostilities or the threat of future hostilities may cause significant volatility in the share price of companies based in or having significant operations in Israel.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the

34

effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Israel Index, may negatively affect the Fund’s ability to replicate the performance of the Israel Index.

Risk of Investing in the Financial Services Sector. To the extent that the financial services sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in the Health Care Sector. To the extent that the Fund continues to be concentrated in the health care sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the health care sector. Companies in the health care sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many health care companies are heavily dependent on patent protection and are subject to extensive litigation based on product liability and similar claims.

Risk of Investing in the Information Technology Sector. To the extent that the Fund continues to be concentrated in the information technology sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume, and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Risk of Investing in Micro-Capitalization Companies. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell those securities.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to

35

VANECK VECTORS® ISRAEL ETF (continued)

greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Israel Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Israel Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Israel Index, which are not factored into the return of the Israel Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Israel Index. Errors in the Israel Index data, the Israel Index computations and/or the construction of the Israel Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Israel Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities or types of securities included in the Israel Index, or invest in them in the exact proportions in which they are represented in the Israel Index, due to legal restrictions or limitations imposed by the government of Israel, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Israel Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Israel Index is not based on fair value prices), the Fund’s ability to track the Israel Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Israel Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Israel Index.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Israel Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

36

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Israel Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in the health care and information technology sectors, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns (%)—Calendar Years

Best Quarter:	6.79%	1Q ’14
Worst Quarter:	-10.98%	3Q ’15

37

VANECK VECTORS® ISRAEL ETF (continued)

Average Annual Total Returns for the Periods Ended December 31, 2016

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (6/25/2013)

VanEck Vectors Israel ETF (return before taxes)	-5.34%	3.42%
VanEck Vectors Israel ETF (return after taxes on distributions)	-5.52%	2.95%
VanEck Vectors Israel ETF (return after taxes on distributions and sale of Fund Shares)	-2.83%	2.54%
BlueStar Israel Global Index® (reflects no deduction for fees, expenses or taxes)	-5.12%	3.87%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	12.61%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	June 2013
George Chao	Portfolio Manager	June 2013

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 66 of this Prospectus.

38

VANECK VECTORS® POLAND ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Poland ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVISTM Poland Index (the “Poland Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.80%

Total Annual Fund Operating Expenses(a)	1.30%
Fee Waivers and Expense Reimbursement(a)	-0.70%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.60%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year until at least May 1, 2018. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$61
3	$343
5	$646
10	$1,506

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Poland Index includes securities of Polish companies. A company is generally considered to be a Polish company if it is incorporated in Poland or is incorporated outside of Poland but has at least 50% of its revenues/related assets in Poland. Such companies may include small- and medium-capitalization companies. As of December 31, 2016, the Poland Index included 25 securities of companies with a market capitalization range of between approximately $1.0 billion and $9.8 billion and a weighted average market capitalization of $4.9 billion.

39

VANECK VECTORS® POLAND ETF (continued)

These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Poland Index by investing in a portfolio of securities that generally replicates the Poland Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Poland Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Poland Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Poland Index concentrates in an industry or group of industries. As of December 31, 2016, the Poland Index was concentrated in the financial services sector, and each of the basic materials, consumer discretionary and energy sectors represented a significant portion of the Poland Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Special Risk Considerations of Investing in Polish Issuers. Investment in securities of Polish issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, restrictions on and government intervention in international trade, and the impact on the economy as a result of regional conflict, political instability, armed conflict, and social instability as a result of religious, ethnic and/or socioeconomic unrest. Furthermore, events and evolving conditions in certain European countries have greatly increased market volatility due to concerns about high levels of government debt, credit rating downgrades of sovereign debt and uncertainty about the future use of the euro as a common currency. Responses to the financial problems by European governments, central banks and other bodies, including austerity measures and reforms may not work, may result in social unrest and may limit future economic growth or have other uncertain or unintended consequences. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. One or more countries may abandon the euro and/or withdraw from the European Union (“EU”), which could have significant and far-reaching consequences. In addition, the Polish economy, along with certain other EU nations, experienced a significant slowdown during the recent financial crisis. Poland’s economy is dependent upon the export of raw materials and consumer goods. Poland is dependent on trading relationships with certain key trading partners, including Germany and other EU nations and, as a result, may be affected if demand for Poland’s exports in those nations declines or the growth of the economies of those nations declines. On March 29, 2017, the United Kingdom (“UK”) formally triggered the process of leaving the EU by invoking Article 50 of the Treaty on European Union. Uncertainty exists as to the timing of completion of the UK’s withdrawal from the EU and how such withdrawal will affect European economies and global markets.

The securities markets in Poland are underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Poland are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether.

The government in Poland may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Poland. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Poland. Moreover, Poland may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Poland and/or impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in Poland significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

40

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Poland Index, may negatively affect the Fund’s ability to replicate the performance of the Poland Index.

Risk of Investing in the Basic Materials Sector. To the extent that the basic materials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Discretionary Sector. To the extent that the consumer discretionary sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Energy Sector. To the extent that the energy sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources, the cost of providing the specific utility services and other factors that they cannot control. Recently, oil prices have continued to remain at low levels following a significant decrease. Oil prices are subject to significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Risk of Investing in the Financial Services Sector. To the extent that the Fund continues to be concentrated in the financial services sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the

41

VANECK VECTORS® POLAND ETF (continued)

overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Poland Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Poland Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Poland Index, which are not factored into the return of the Poland Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Poland Index. Errors in the Poland Index data, the Poland Index computations and/or the construction of the Poland Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Poland Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Poland Index, or invest in them in the exact proportions in which they are represented in the Poland Index, due to legal restrictions or limitations imposed by the government of Poland, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Poland Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Poland Index is not based on fair value prices), the Fund’s ability to track the Poland Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Poland Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Poland Index.

42

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s "circuit breaker" rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Poland Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Issuer-Specific Changes Risk. The value of individual securities or particular types of securities in the Fund’s portfolio can be more volatile than the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Poland Index is composed of securities of a limited number of companies.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Poland Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in the financial services sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks

43

VANECK VECTORS® POLAND ETF (continued)

of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns (%)—Calendar Years

Best Quarter:	31.98%	3Q ’10
Worst Quarter:	-35.24%	3Q ’11

Average Annual Total Returns for the Periods Ended December 31, 2016

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (11/24/2009)

VanEck Vectors Poland ETF (return before taxes)	3.60%	-1.64%	-5.37%
VanEck Vectors Poland ETF (return after taxes on distributions)	3.00%	-2.57%	-6.10%
VanEck Vectors Poland ETF (return after taxes on distributions and sale of Fund Shares)	2.31%	-1.26%	-3.86%
MVIS Poland Index (reflects no deduction for fees, expenses or taxes)	3.06%	-1.51%	-5.08%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	12.81%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	November 2009
George Chao	Portfolio Manager	November 2009

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 66 of this Prospectus.

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VANECK VECTORS® RUSSIA ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Russia ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVISTM Russia Index (the “Russia Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.29%

Total Annual Fund Operating Expenses(a)	0.79%
Fee Waivers and Expense Reimbursement(a)	-0.14%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.65%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, depositary receipt fees up to 0.10% of the Fund’s average daily net assets, trading expenses, taxes and extraordinary expenses) from exceeding 0.62% of the Fund’s average daily net assets per year until at least May 1, 2018. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$66
3	$238
5	$425
10	$965

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Russia Index includes securities, which may include depositary receipts, of Russian companies. A company is generally considered to be a Russian company if it is incorporated in Russia or is incorporated outside of Russia but has at least 50% of its revenues/related assets in Russia. Such companies may include medium-capitalization companies. The Fund may utilize depositary receipts to seek performance that corresponds to the Fund’s benchmark index. Investments in depositary receipts of Russian companies whose securities are represented in the Russia

45

VANECK VECTORS® RUSSIA ETF (continued)

Index, and investments in securities of Russian companies for which the Russia Index holds depositary receipts, will count towards the Fund’s 80% investment policy. As of December 31, 2016, the Russia Index included 29 securities of companies with a market capitalization range of between approximately $3.5 billion and $68.9 billion and a weighted average market capitalization of $26.9 billion. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Russia Index by investing in a portfolio of securities that generally replicates the Russia Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Russia Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Russia Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Russia Index concentrates in an industry or group of industries. As of December 31, 2016, the Russia Index was concentrated in the energy sector, and each of the basic materials, consumer staples and financial services sectors represented a significant portion of the Russia Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Special Risk Considerations of Investing in Russian Issuers. Investment in securities of Russian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory or punitive taxation, regional conflict, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the imposition of economic sanctions by other nations, the impact on the economy as a result of civil unrest, and social instability as a result of religious, ethnic and/or socioeconomic unrest.

The securities markets of Russia are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Russia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Additionally, certain investments in Russia may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Moreover, trading on securities markets in Russia may be suspended altogether.

The government in Russia may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Russia. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Russia. Moreover, governmental approval or special licenses may be required prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Russia and/or impose additional taxes on foreign investors. Less information may be available about companies in which the Fund invests because many companies that are tied economically to Russia are not subject to accounting, auditing and financial reporting standards or to other regulatory practices required by U.S. companies. These factors, among others, make investing in issuers located or operating in Russia significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

As a result of recent events involving Ukraine and Russia, the United States and the European Union (“EU”) have imposed sanctions on certain Russian entities and individuals and certain sectors of Russia’s economy, which may result in, among other things, the devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. The United States and other nations or international organizations may impose additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and

46

companies in various sectors of the Russian economy, including, but not limited to, the financial services, energy, metals and mining, engineering, and defense and defense-related materials sectors. These sanctions, any future sanctions or other actions, the threat of further sanctions or other actions or actions by the United States to modify or ease sanctions may negatively affect the value and/or liquidity of the Fund’s portfolio and may impair the Fund’s ability to achieve its investment objective. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in Russian companies, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Russia has undertaken and may undertake additional countermeasures or retaliatory actions which may further impair the value and liquidity of the Fund’s portfolio and potentially disrupt its operations. Uncertainty as to future relations between Russia and the United States or EU countries may also cause a decline in the value of the Fund’s Shares.

For these or other reasons, the Fund could seek to suspend redemptions of Creation Units (defined herein), including in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value (“NAV”). The Fund could also, among other things, limit or suspend creations of Creation Units. During the period that creations or redemptions are affected, the Fund’s shares could trade at a significant premium or discount to their NAV. In the case of a period during which creations are suspended, the Fund could experience substantial redemptions, which may exacerbate the discount to NAV at which the Fund’s shares trade, cause the Fund to experience increased transaction costs, and cause the Fund to make greater taxable distributions to shareholders of the Fund. The Fund may also change its investment objective by, for example, seeking to track an alternative index, or the Fund could liquidate all or a portion of its assets, which may be at unfavorable prices.

Despite recent reform and privatization, the Russian government continues to control a large share of economic activity in the region. The Russian government owns shares in corporations in a range of sectors including banking, energy production and distribution, automotive, transportation and telecommunications. Additionally, because Russia produces and exports large volumes of oil and gas, the Russian economy is particularly sensitive to the price of oil and gas on the world market, and a decline in the price of oil and gas could have a significant negative impact on the Russian economy. Current political and economic events in Russia and the effects of the recent global economic crisis on the Russian economy may have significant adverse effects on the Russian ruble and on the value and liquidity of the Fund’s investments.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market

47

VANECK VECTORS® RUSSIA ETF (continued)

and, if not included in the Russia Index, may negatively affect the Fund’s ability to replicate the performance of the Russia Index.

Risk of Investing in the Basic Materials Sector. To the extent that the basic materials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Staples Sector. To the extent that the consumer staples sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. These companies may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending.

Risk of Investing in the Energy Sector. To the extent that the Fund continues to be concentrated in the energy sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources, the cost of providing the specific utility services and other factors that they cannot control. Recently, oil prices have continued to remain at low levels following a significant decrease. Oil prices are subject to significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Risk of Investing in the Financial Services Sector. To the extent that the financial services sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in Medium-Capitalization Companies. Medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions partially for cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

48

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Russia Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Russia Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Russia Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units, which are not factored into the return of the Russia Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Russia Index. Errors in the Russia Index data, the Russia Index computations and/or the construction of the Russia Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Russia Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Russia Index, or invest in them in the exact proportions in which they are represented in the Russia Index, due to legal restrictions or limitations imposed by the government of Russia, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Russia Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Russia Index is not based on fair value prices), the Fund’s ability to track the Russia Index may be adversely affected. In the event economic sanctions are imposed by the United States against certain Russian companies, the Fund may not be able to fully replicate the Russia Index by investing in the relevant securities, which may lead to increased tracking error. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Russia Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Russia Index.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Russia Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

49

VANECK VECTORS® RUSSIA ETF (continued)

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Russia Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in the energy sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns (%)—Calendar Years

Best Quarter	47.95%	2Q ’09
Worst Quarter	-52.99%	4Q ’08

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Average Annual Total Returns for the Periods Ended December 31, 2016

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (4/24/2007)

VanEck Vectors Russia ETF (return before taxes)	45.91%	-1.56%	-4.22%
VanEck Vectors Russia ETF (return after taxes on distributions)	45.24%	-2.41%	-4.80%
VanEck Vectors Russia ETF (return after taxes on distributions and sale of Fund Shares)	26.31%	-1.40%	-3.19%
MVIS Russia Index (reflects no deduction for fees, expenses or taxes)*	47.44%	-1.77%	-4.46%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.65%

*

Prior to March 19, 2012, the Fund sought to replicate an index called the DAXglobal® Russia+ Index. Therefore index data prior to March 19, 2012 reflects that of the DAXglobal® Russia+ Index. From March 19, 2012 forward, the index data reflects that of the MVIS Russia Index. All index history reflects a blend of the performance of the aforementioned indexes.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	April 2007
George Chao	Portfolio Manager	December 2007

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 66 of this Prospectus.

51

VANECK VECTORS® RUSSIA SMALL-CAP ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Russia Small-Cap ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVISTM Russia Small-Cap Index (the “Russia Small-Cap Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.36%

Total Annual Fund Operating Expenses(a)	0.86%
Fee Waivers and Expense Reimbursement(a)	-0.11%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.75%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, depositary receipt fees up to 0.08% of the Fund’s average daily net assets, trading expenses, taxes and extraordinary expenses) from exceeding 0.67% of the Fund’s average daily net assets per year until at least May 1, 2018. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$77
3	$263
5	$466
10	$1,051

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Russia Small-Cap Index includes securities of Russian small- and medium-capitalization companies. A company is generally considered to be a Russian company if it is incorporated in Russia or is incorporated outside of Russia but has at least 50% of its revenues/related assets in Russia. The Fund will normally invest at least 80% of its total assets in securities of small-capitalization Russian companies. The Fund may utilize depositary receipts to seek performance that corresponds to the Fund’s benchmark index. Investments in depositary receipts of Russian companies whose securities are represented in the Russia Small-Cap Index, and investments in securities of Russian

52

companies for which the Russia Small-Cap Index holds depositary receipts, will count towards the Fund’s 80% investment policy. As of December 31, 2016, the Russia Small-Cap Index included 25 securities of companies with a market capitalization range of between approximately $258 million and $3.0 billion and a weighted average market capitalization of $1.4 billion. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Russia Small-Cap Index by investing in a portfolio of securities that generally replicates the Russia Small-Cap Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Russia Small-Cap Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Russia Small-Cap Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Russia Small-Cap Index concentrates in an industry or group of industries. As of December 31, 2016, each of the basic materials, consumer staples, industrials, real estate and utilities sectors represented a significant portion of the Russia Small-Cap Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Special Risk Considerations of Investing in Russian Issuers. Investment in securities of Russian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory or punitive taxation, regional conflict, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the imposition of economic sanctions by other nations, the impact on the economy as a result of civil unrest, and social instability as a result of religious, ethnic and/or socioeconomic unrest.

The securities markets of Russia are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Russia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Additionally, certain investments in Russia may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Moreover, trading on securities markets in Russia may be suspended altogether.

The government in Russia may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Russia. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Russia. Moreover, governmental approval or special licenses may be required prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Russia and/or impose additional taxes on foreign investors. Less information may be available about companies in which the Fund invests because many companies that are tied economically to Russia are not subject to accounting, auditing and financial reporting standards or to other regulatory practices required by U.S. companies. These factors, among others, make investing in issuers located or operating in Russia significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

As a result of recent events involving Ukraine and Russia, the United States and the European Union (“EU”) have imposed sanctions on certain Russian entities and individuals and certain sectors of Russia’s economy, which may result in, among other things, the devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidating of Russian securities, property or interests. The United States and other nations or international organizations may impose additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and companies in various sectors of the Russian economy, including, but not limited to, the financial services, energy, metals and

53

VANECK VECTORS® RUSSIA SMALL-CAP ETF (continued)

mining, engineering, and defense and defense-related materials sectors. These sanctions, any future sanctions or other actions, the threat of further sanctions or other actions, or actions by the United States to modify or ease sanctions may negatively affect the value and/or liquidity of the Fund’s portfolio and may impair the Fund’s ability to achieve its investment objective. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in Russian companies, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Russia has undertaken and may undertake additional countermeasures or retaliatory actions which may further impair the value and liquidity of the Fund’s portfolio and potentially disrupt its operations. Uncertainty as to future relations between Russia and the United States or EU countries may also cause a decline in the value of the Fund’s Shares.

For these or other reasons, the Fund could seek to suspend redemptions of Creation Units (defined herein), including in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value (“NAV”). The Fund could also, among other things, limit or suspend creations of Creation Units. During the period that creations or redemptions are affected, the Fund’s shares could trade at a significant premium or discount to their NAV. In the case of a period during which creations are suspended, the Fund could experience substantial redemptions, which may exacerbate the discount to NAV at which the Fund’s shares trade, cause the Fund to experience increased transaction costs, and cause the Fund to make greater taxable distributions to shareholders of the Fund. The Fund may also change its investment objective by, for example, seeking to track an alternative index, or the Fund could liquidate all or a portion of its assets, which may be at unfavorable prices.

Despite recent reform and privatization, the Russian government continues to control a large share of economic activity in the region. The Russian government owns shares in corporations in a range of sectors including banking, energy production and distribution, automotive, transportation and telecommunications. Additionally, because Russia produces and exports large volumes of oil and gas, the Russian economy is particularly sensitive to the price of oil and gas on the world market, and a decline in the price of oil and gas could have a significant negative impact on the Russian economy. Current political and economic events in Russia and the effects of the recent global economic crisis on the Russian economy may have significant adverse effects on the Russian ruble and on the value and liquidity of the Fund’s investments.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Russia Small-Cap Index, may negatively affect the Fund’s ability to replicate the performance of the Russia Small-Cap Index.

54

Risk of Investing in the Basic Materials Sector. To the extent that the basic materials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Staples Sector. To the extent that the consumer staples sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending.

Risk of Investing in the Industrials Sector. To the extent that the industrials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Risk of Investing in the Real Estate Sector. To the extent that the real estate sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the real estate sector. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund’s investments.

Risk of Investing in the Utilities Sector. To the extent that the utilities sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a great extent on, the overall condition of the utilities sector. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, difficulty in raising adequate amounts of capital and governmental limitation on rates charged to customers.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions partially for cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Russia Small-Cap Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Russia Small-Cap Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Russia Small-Cap Index and raising cash to meet redemptions or deploying cash in connection with

55

VANECK VECTORS® RUSSIA SMALL-CAP ETF (continued)

newly created Creation Units, which are not factored into the return of the Russia Small-Cap Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Russia Small-Cap Index. Errors in the Russia Small-Cap Index data, the Russia Small-Cap Index computations and/or the construction of the Russia Small-Cap Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Russia Small-Cap Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Russia Small-Cap Index, or invest in them in the exact proportions in which they are represented in the Russia Small-Cap Index, due to legal restrictions or limitations imposed by the government of Russia, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Russia Small-Cap Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Russia Small-Cap Index is not based on fair value prices), the Fund’s ability to track the Russia Small-Cap Index may be adversely affected. In the event economic sanctions are imposed by the United States against certain Russian companies, the Fund may not be able to fully replicate the Russia Small-Cap Index by investing in the relevant securities, which may lead to increased tracking error. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Russia Small-Cap Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Russia Small-Cap Index.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Russia Small-Cap Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV

56

may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Issuer-Specific Changes Risk. The value of individual securities or particular types of securities in the Fund’s portfolio can be more volatile than the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Russia Small-Cap Index is comprised of securities of a limited number of companies.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Russia Small-Cap Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or sectors or industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns (%)—Calendar Years

Best Quarter:	22.60%	4Q ’16
Worst Quarter:	-32.97%	4Q ’14

Average Annual Total Returns for the Periods Ended December 31, 2016

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (4/13/2011)

VanEck Vectors Russia Small-Cap ETF (return before taxes)	101.07%	-2.28%	-9.40%
VanEck Vectors Russia Small-Cap ETF (return after taxes on distributions)	99.96%	-2.95%	-9.97%
VanEck Vectors Russia Small-Cap ETF (return after taxes on distributions and sale of Fund Shares)	57.85%	-1.94%	-6.90%
MVIS Russia Small-Cap Index (reflects no deduction for fees, expenses or taxes)	103.80%	-2.08%	-9.20%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	12.14%

57

VANECK VECTORS® RUSSIA SMALL-CAP ETF (continued)

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	April 2011
George Chao	Portfolio Manager	April 2011

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 66 of this Prospectus.

58

VANECK VECTORS® VIETNAM ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Vietnam ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVISTM Vietnam Index (the “Vietnam Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.16%

Total Annual Fund Operating Expenses(a)	0.66%
Fee Waivers and Expense Reimbursement(a)	0.00%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.66%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.76% of the Fund’s average daily net assets per year until at least May 1, 2018. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$67
3	$211
5	$368
10	$822

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Vietnam Index includes securities of Vietnamese companies. A company is generally considered to be a Vietnamese company if it is incorporated in Vietnam or is incorporated outside of Vietnam but has at least 50% of its revenues/related assets in Vietnam. In addition, the Fund may invest in securities of companies that (i) are expected to generate at least 50% of their revenues in Vietnam or (ii) demonstrate a significant and/or dominant position in the Vietnamese market and are expected to grow. Such companies may include small- and medium-capitalization

59

VANECK VECTORS® VIETNAM ETF (continued)

companies. As of December 31, 2016, the Vietnam Index included 25 securities of companies with a market capitalization range of between approximately $141 million and $8.0 billion and a weighted average market capitalization of $2.1 billion. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Vietnam Index by investing in a portfolio of securities that generally replicates the Vietnam Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Vietnam Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Vietnam Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Vietnam Index concentrates in an industry or group of industries. As of December 31, 2016, each of the basic materials, consumer discretionary, consumer staples and financial services sectors represented a significant portion of the Vietnam Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Special Risk Considerations of Investing in Vietnamese Issuers. Investment in securities of Vietnamese issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. Vietnam is dependent on trading relationships with certain key trading partners, including the United States, China and Japan, and as a result may be adversely affected if demand for Vietnam’s exports in those nations decline.

The securities markets in Vietnam are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Vietnam are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control, heavy regulation of labor and industry and inflation. Vietnam is currently experiencing a high inflation rate, which is at least partially a result of the country’s large trade deficit. Due to governmental focus on economic growth at the expense of currency stability, the inflation rate may continue at a high level and economic stability could be threatened. Moreover, trading on securities markets may be suspended altogether.

Current regulations in Vietnam require the Fund to execute trades of securities of Vietnamese companies through a single broker. As a result, the Adviser will have less flexibility to choose among brokers on behalf of the Fund than is typically the case for investment managers. In addition, because the process of purchasing securities in Vietnam requires that payment to the local broker occur prior to receipt of securities, failure of the broker to deliver the securities will adversely affect the Fund.

The government in Vietnam may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Vietnam. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Vietnam. Moreover, Vietnam may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Vietnam and/or impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in Vietnam significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

Risk of Investing in Issuers Located Outside of Vietnam. As of December 31, 2016, approximately 24.7% of the Vietnam Index consisted of issuers located outside of Vietnam that have exposure to the Vietnamese securities market. This number is subject to fluctuations from market conditions and rebalances. Because securities of issuers located outside of Vietnam may

60

not move in tandem with changes in the Vietnamese securities market, the Fund’s portfolio may not be as closely linked to the Vietnamese market as a fund that invests solely in issuers that are located in Vietnam or in issuers that actually derive a substantial portion of their revenues from Vietnam.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in frontier market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Frontier Market Issuers. Vietnam is considered to be a “frontier market.” Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in frontier market countries are magnified. Investments in securities of frontier market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Vietnam Index, may negatively affect the Fund’s ability to replicate the performance of the Vietnam Index.

Risk of Investing in the Basic Materials Sector. To the extent that the basic materials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Discretionary Sector. To the extent that the consumer discretionary sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Staples Sector. To the extent that the consumer staples sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. These companies may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending.

Risk of Investing in the Financial Services Sector. To the extent that the financial services sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent

61

VANECK VECTORS® VIETNAM ETF (continued)

on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Vietnam Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Vietnam Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Vietnam Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the Vietnam Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Vietnam Index. Errors in the Vietnam Index data, the Vietnam Index computations and/or the construction of the Vietnam Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Vietnam Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Vietnam Index, or invest in them in the exact proportions in which they are represented in the Vietnam Index, due to legal restrictions or limitations imposed by the government of Vietnam, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Vietnam Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Vietnam Index is not based on fair value prices), the Fund’s ability to track the Vietnam Index may be adversely affected. In addition, any issues

62

the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Vietnam Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Vietnam Index.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Vietnam Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Issuer-Specific Changes Risk. The value of individual securities or particular types of securities in the Fund’s portfolio can be more volatile than the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Vietnam Index is comprised of securities of a limited number of companies.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Vietnam Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be

63

VANECK VECTORS® VIETNAM ETF (continued)

subject to the risk that economic, political or other conditions that have a negative effect on that sector or sectors or industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns (%)—Calendar Years

Best Quarter:	29.34%	1Q ’12
Worst Quarter:	-16.96%	4Q ’11

Average Annual Total Returns for the Periods Ended December 31, 2016

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (8/11/2009)

VanEck Vectors Vietnam ETF (return before taxes)	-9.78%	0.26%	-6.41%
VanEck Vectors Vietnam ETF (return after taxes on distributions)	-10.78%	-0.84%	-7.20%
VanEck Vectors Vietnam ETF (return after taxes on distributions and sale of Fund Shares)	-5.46%	-0.15%	-4.81%
MVIS Vietnam Index (reflects no deduction for fees, expenses or taxes)	-9.49%	1.39%	-5.61%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	14.00%

64

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	August 2009
George Chao	Portfolio Manager	August 2009

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 66 of this Prospectus.

65

SUMMARY INFORMATION ABOUT PURCHASES AND SALES OF FUND SHARES, TAXES AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

PURCHASE AND SALE OF FUND SHARES

The Funds issue and redeem Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares.

Individual Shares of a Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Funds are listed on NYSE Arca, and because Shares trade at market prices rather than NAV, Shares of the Funds may trade at a price greater than or less than NAV.

TAX INFORMATION

Each Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

66

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES

Each Fund, using a “passive” or indexing investment approach will attempt to approximate the investment performance of its Index by investing in a portfolio of securities that generally replacates its Index. Under various circumstances or under certain market conditions, it may not be possible or practicable to purchase all of the securities in the Index or in the weighting of such securities in the Index. In these cases, a Fund may purchase a sample of securities in its Index or underweight or overweight a security in a Fund’s Index. The Adviser may also purchase securities not in the Fund’s Index that the Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Fund’s Index. Each Fund may sell securities that are represented in its Index in anticipation of their removal from such Index or purchase securities not represented in its Index in anticipation of their addition to such Index. Each Fund may also, in order to comply with the tax diversification requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), temporarily invest in securities not included in its Index that are expected to be highly correlated with the securities included in its Index.

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

Each Fund’s investment objective and each of its other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in this Prospectus or the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.”

RISKS OF INVESTING IN THE FUNDS

The following section provides additional information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section followed by additional risk information. The risks listed below are applicable to each Fund unless otherwise noted.

Investors in the Funds should be willing to accept a high degree of volatility in the price of the Funds’ Shares and the possibility of significant losses. An investment in the Funds involves a substantial degree of risk. An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Funds, each of which could significantly and adversely affect the value of an investment in a Fund.

Special Risk Considerations of Investing in African Issuers. (VanEck Vectors Africa Index ETF only.) Investment in securities of African issuers involves risks not typically associated with investments in securities of issuers in more developed countries or geographic regions that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, terrorism, strained international relations related to border disputes, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest and, in certain countries, genocidal warfare. Unanticipated political or social developments may result in sudden and significant investment losses. Additionally, Africa is located in a part of the world that has historically been prone to natural disasters, such as droughts, and is economically sensitive to environmental events.

The securities markets in Africa are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries or geographic regions. As a result, securities markets in Africa are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. There may also be a high concentration of trading volume in a small number of issuers representing a limited number of sectors or industries. Moreover, trading on securities markets may be suspended altogether.

Certain economies in African countries depend to a significant degree upon exports of primary commodities such as agricultural products, gold, silver, copper, diamonds and oil. These economies therefore are vulnerable to changes in commodity prices, which in turn may be affected by a variety of factors.

Certain governments in Africa may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in countries in Africa. For example, there may be prohibitions or substantial restrictions on foreign investing in the capital markets of certain countries in Africa or in certain sectors or industries of such countries. Moreover, certain countries in Africa may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of those countries and/or impose additional taxes

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

on foreign investors. While certain African countries have privatized or begun the process of privatization of certain entities and industries, some investors have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or to changing regulatory and legal standards. Additionally, certain African countries, such as South Africa, are characterized by a two-tiered economy, with one rivaling developed countries and the other exhibiting many characteristics of developing countries. This accounts for an uneven distribution of wealth and income and high rates of unemployment. Although economic reforms have been enacted to promote growth and foreign investments, there can be no assurance that these programs will achieve the desired results. These factors, among others, make investing in issuers located or operating in countries in Africa significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

There may be a risk of loss due to the imposition of restrictions on repatriation of capital invested. In addition, there may be limitations or delays in the convertibility or repatriation of certain African currencies, which would adversely affect the U.S. dollar value and/or liquidity of the Fund’s investments denominated in such African currencies, may impair the Fund’s ability to achieve its investment objective and/or may impede the Fund’s ability to satisfy redemption requests in a timely manner. For these or other reasons, the Fund could seek to suspend redemptions of Creation Units, including in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine its NAV. The Fund could also, among other things, limit or suspend creations of Creation Units. During the period that creations or redemptions are affected, the Fund’s shares could trade at a significant premium or discount to their NAV. In the case of a period during which creations are suspended, the Fund could experience substantial redemptions, which may exacerbate the discount to NAV at which the Fund’s shares trade, cause the Fund to experience increased transaction costs, and cause the Fund to make greater taxable distributions to shareholders of the Fund. When the Fund holds illiquid investments, its portfolio may be harder to value.

Special Risk Considerations of Investing in Brazilian Issuers. (VanEck Vectors Brazil Small-Cap ETF only.) Investment in securities of Brazilian issuers involves risks not typically associated with investments in securities of issues in more developed countries or geographic regions that may negatively affect the value of your investment in the Fund. The Brazilian government has exercised, and continues to exercise, significant influence over the Brazilian economy. The Brazilian economy has been characterized by frequent, and occasionally drastic, interventions by the Brazilian government, including the imposition of wage and price controls, exchange controls, limiting imports and other measures. The Brazilian government has often changed monetary, taxation, credit, trade and other policies to influence the core of Brazil’s economy. Actions taken by the Brazilian government concerning the economy may have significant effects on Brazilian companies and on market conditions and prices of Brazilian securities. Brazil’s economy has recently experienced sluggish economic growth due to, among other things, weak consumer spending, political turmoil, high rates of inflation and low commodity prices. Brazil suffers from chronic structural public sector deficits. The Brazilian government has privatized or is in the process of privatizing certain entities, notably in the telecommunications and energy sectors. Certain of these privatized entities have suffered losses due to, among other things, the inability to adjust to a competitive environment.

The market for Brazilian securities is directly influenced by the flow of international capital, and economic and market conditions of certain countries, especially emerging market countries. As a result, adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Brazilian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Brazil. In addition, currency devaluations and economic developments in any Central and South American country could have a significant adverse effect on the entire region, including Brazil.

Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil’s balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of the Brazilian real into foreign currency.

Brazil has historically experienced high rates of inflation and a high level of debt, each of which may constrain economic growth. Despite rapid development in recent years, Brazil still suffers from high levels of corruption, crime and income disparity. The Brazilian economy is also heavily dependent upon commodity prices and international trade. The Brazilian securities markets are smaller, less liquid and more volatile than U.S. securities markets and the market for Brazilian securities is influenced by economic and market conditions of certain countries, especially emerging market countries in Central and South America. Unanticipated political or social developments may result in sudden and significant investment losses. An increase in prices for commodities, such as petroleum, the depreciation of the Brazilian real and future governmental measures seeking to maintain the value of the Brazilian real in relation to the U.S. dollar, may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy. Conversely, appreciation of the Brazilian real relative to the

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U.S. dollar may lead to the deterioration of Brazil’s current account and balance of payments as well as limit the growth of exports.

Special Risk Considerations of Investing in Egyptian Issuers. (VanEck Vectors Africa Index ETF and VanEck Vectors Egypt Index ETF only.) Investment in securities of Egyptian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, the imposition of capital controls, expropriation and/or nationalization of assets, confiscatory taxation, regional conflict, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil unrest, and social instability as a result of religious, ethnic and/or socioeconomic unrest. Poor living standards, disparities of wealth and limitations on political freedom have contributed to the unstable environment. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Issuers in Egypt are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable. These factors, among others, make investing in issuers located or operating in Egypt significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

The securities markets in Egypt are underdeveloped and may be less correlated to global economic cycles than those markets located in more developed countries. Securities markets in Egypt are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. These risks could cause the Fund’s shares to trade at a significant premium or discount to its NAV. Moreover, trading on securities markets may be suspended altogether, including the possibility that securities markets may be closed for an extended period of time due to political and civil unrest.

The government in Egypt may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Egypt. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Egypt. For example, there may be prohibitions or substantial restrictions on foreign investing in Egypt’s capital markets or in certain sectors or industries. Moreover, Egypt may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Egypt and/or impose additional taxes on foreign investors. There may be a risk of loss due to the imposition of restrictions on repatriation of capital invested. Although there has been increasing economic liberalization and limited political liberalization in recent years, there is no guarantee that this trend will continue, particularly if there is a political transition.

In November 2016, the International Monetary Fund approved a $12 billion loan to help Egypt restore macroeconomic stability and promote inclusive growth. The first tranche of the loan has been paid. In addition, Egypt introduced a series of economic reforms, including, among others, widening of the tax base, increasing energy subsidiaries, and allowing the Egyptian pound to float. While these measures are intended to foster Egypt’s economic growth and development, there is no guarantee that they will continue or be successful. The devaluation and flotation of Egyptian currency, a measure taken by the Egyptian government in order to qualify for the loan, has resulted in severe inflation and risks of political backlash against the Egyptian administration. As of March 2017, approval of payment of subsequent transfers of the loan was still pending.

Egypt entered into a bilateral investment treaty with the United States, designed to encourage and protect U.S. investment in Egypt. However, there may be a risk of loss due to expropriation and/or nationalization of assets, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested, particularly if the bilateral investment treaty with the United States is not fully implemented or fails in its purpose. Other diplomatic developments could adversely affect investments in Egypt, particularly as Egypt is involved in negotiations for various regional conflicts.

Egypt’s economy is dependent on trade with certain key trading partners, including the United States. Reduction in spending by these economies on Egyptian products and services or negative changes in any of these economies may cause an adverse impact on Egypt’s economy. The Egyptian economy is also heavily dependent on tourism, export of oil and gas, and shipping services revenues from the Suez Canal. Tourism receipts are vulnerable to terrorism, spillovers from conflicts in the region, and potential political instability. Recent political unrest and spate of terrorist attacks has hurt tourism. As Egypt produces and exports oil and gas, any acts of terrorism or armed conflict causing disruptions of oil and gas exports could affect the Egyptian economy and, thus, adversely affect the financial condition, results of operations or prospects of companies in which a may invest. Furthermore, any acts of terrorism or armed conflict in Egypt or regionally could divert demand for the use of the Suez Canal, thereby reducing revenues from the Suez Canal.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

Frontier markets such as Egypt can experience high rates of inflation, deflation and currency devaluation. In addition, there may be limitations or delays in the convertibility or repatriation of the Egyptian pound which would adversely affect the U.S. dollar value and/or liquidity of the Fund’s investments denominated in the Egyptian pound, may impair the Fund’s ability to achieve its investment objective and/or may impede the Fund’s ability to satisfy redemption requests in a timely manner. When the Fund holds illiquid investments, its portfolio may be harder to value.

In Egypt, the marketability of quoted shares is limited due to the restricted opening hours of stock exchanges (normally 10:30 a.m. to 2:30 p.m., Sunday to Thursday), a narrow range of investors and a relatively high proportion of market value being concentrated in the hands of a relatively small number of shareholders. In addition, because Egyptian stock exchanges on which the Fund’s portfolio securities may trade are open when the NYSE Arca is closed, the Fund may be subject to heightened risk associated with market movements.

Special Risk Considerations of Investing in Indian Issuers. (VanEck Vectors India Small-Cap Index ETF only.) Investment in securities of Indian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage of foreign currency exchanges and the risk of nationalization or expropriation of assets. Issuers in India are subject to less stringent requirements regarding accounting, auditing and financial reporting than are issuers in more developed markets, and therefore, all material information may not be available or reliable. In addition, religious and border disputes persist in India. India has experienced civil unrest and hostilities with neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states. India has also experienced acts of terrorism that have targeted foreigners, which have had a negative impact on tourism, an important sector of the Indian economy.

The Indian securities markets are smaller and less liquid than securities markets in more developed economies and are subject to greater price volatility.

India also has less developed clearance and settlement procedures, and there have been times when settlements have been unable to keep pace with the volume of securities and have been significantly delayed. Indian stock exchanges have experienced problems such as temporary exchange closures, broker defaults, settlement delays and strikes by brokers that have affected the market price and liquidity of the securities of Indian companies. In addition, the governing bodies of the Indian stock exchanges have from time to time restricted securities from trading, limited price movements and restricted margin requirements. Further, from time to time, disputes have occurred between listed companies and the Indian stock exchanges and other regulatory bodies that, in some cases, have had a negative effect on market sentiment. Additionally, each of the factors described below could have a negative impact on the Fund’s performance and increase the volatility of the Fund.

Economic Risk. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy. The Indian government has experienced chronic structural public sector deficits. High amounts of debt and public spending could have an adverse impact on India’s economy. Additionally, the Indian economy may be dependent upon agriculture and thus the Fund’s investments may be susceptible to adverse weather changes including the threat of monsoons and other natural disasters.

Regulatory Risk. Under the Foreign Portfolio Investors Regulations, 2014 (“FPI Regulations”) of the Securities and Exchange Board of India (the “SEBI”), a sub-account is deemed to be a foreign portfolio investor (“FPI”), and may continue to buy, sell or deal in securities until the expiry of its current foreign institutional investor (“FII”) registration, and will be converted to an FPI upon payment of a FPI conversion fee and a renewal registration fee. The Subsidiary, a wholly-owned subsidiary located in the Republic of Mauritius, is registered as a sub-account with the SEBI in order to obtain the ability to make and dispose of investments. There can be no assurances that the Indian regulatory authorities will continue to grant such qualifications, and the loss of such qualifications could adversely impact the ability of the Fund to make investments in India.

The Subsidiary’s investments will be made in accordance with investment restrictions prescribed under the FPI Regulations. If new policy announcements or regulations in India are made, including potential policies with retroactive effect which require changes in the structure or operations of the Fund, these may adversely impact the performance of the Fund.

Investment and Repatriation Restrictions. The Reserve Bank of India (“RBI”), the Indian counterpart of the Federal Reserve Bank in the United States, imposes certain limits on the foreign ownership of Indian securities. In general, the aggregate ownership by an FII/sub-account/FPI is limited to 24% of the outstanding voting securities of an Indian

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issuer. This limit can be further extended to the applicable foreign investment limit in a specific sector. The aggregate holding of a single FII/sub-account/FPI, whether directly or through offshore derivative instruments (“ODIs”) or a combination thereof, must be less than 10% of the total paid-up equity capital of an Indian company. The SEBI, the Indian counterpart of the SEC in the United States, monitors foreign holdings and periodically announces current foreign ownership limitations and changes to such limits. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in India and may inhibit the Fund’s ability to track the India Small-Cap Index.

In the case of an ultimate beneficial owner who has direct or indirect common shareholding/beneficial ownership/beneficial interest of more than 50% in an FPI and an ODI subscriber entity or two or more ODI subscribers, the participation through ODIs would be aggregated with the direct holding of FPIs or the other concerned ODI subscriber(s) while determining whether the above investment cap in an Indian company has been triggered.

Tax Risk. The Subsidiary is a wholly-owned subsidiary of the Trust in Mauritius and it is expected that it should normally be entitled to benefits under the Treaty. The tax risks relevant in this regard are:

Indirect Transfer Risk: Where Shares are sold by investors/redeemed by the Fund, gains from such transfer could be subject to tax in India if certain thresholds are met. For more information about this issue, please see “Indian Tax Status” below.

Exposure to Permanent Establishment (“PE”): While the Fund believes that the activities of the Subsidiary or the Adviser should not create a PE of the Subsidiary or the Adviser in India, the Indian tax authorities may claim that these activities have resulted in a PE of the Adviser and/or the Subsidiary in India. Under such circumstances, the profits of the Subsidiary to the extent attributable to the PE would be subject to taxation in India.

Introduction of General Anti-Avoidance Rules (“GAAR”) in India: GAAR in the Indian Income Tax Act, 1961 (“ITA 1961”), effective April 1, 2017, empowers the tax authorities to investigate and declare any arrangement as an “impermissible avoidance arrangement”. For additional details on GAAR, please refer to “Tax Information” under the section titled “Shareholder Information.”

Renegotiation of the India-Mauritius Double Taxation Treaty (Treaty): There can be no assurance that (i) the terms of the Treaty will continue to be upheld by the Supreme Court of India and will not be amended or subject to a different interpretation in the future or (ii) the Subsidiary will continue to be deemed a tax resident by Mauritius. Any change in the provisions of the Treaty or in its applicability to the Subsidiary could result in the imposition of withholding and other taxes on the Subsidiary by India, which would reduce the return to the Fund on its investments.

Applicability of Minimum Alternate Tax (“MAT”): As per the ITA 1961, if the tax payable by any company is less than 18.5% of its “book profits”, it is subject to payment of MAT at 18.5% of its book profits (plus surcharge and cess). In the context of the Subsidiary, long-term capital gains on the sale of listed shares (which are normally exempt from income tax) are included in the definition of book profits for the purposes of the MAT calculation.

The Fund intends to elect to “pass-through” to the Fund’s shareholders as a deduction or credit the amount of foreign taxes paid by the Fund. The taxes passed through to shareholders are included in each shareholder’s income. Certain shareholders, including some non-U.S. shareholders, are not entitled to the benefit of a deduction or credit with respect to foreign taxes paid by the Fund. Other foreign taxes, such as transfer taxes, may be imposed on the Fund, but would not give rise to a credit, or be eligible to be passed through to shareholders.

Limitations on the Subsidiary’s Ability to Make Distributions or Pay Redemption Proceeds to the Fund. Under applicable laws in Mauritius, the Subsidiary can only make distributions if the value of its assets is greater than the sum of the value of its liabilities and its stated capital. In addition, the Subsidiary is subject to limitations under applicable laws in Mauritius on payments of redemption proceeds depending on its accumulated losses for accounting purposes. These limitations may adversely affect the ability of the Subsidiary to make distributions or pay redemption proceeds to the Fund, which may negatively affect the Fund.

Special Risk Considerations of Investing in Indonesian Issuers. (VanEck Vectors Indonesia Index ETF only.) Investment in securities of Indonesian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in each Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, currency devaluations, high rates of inflation, corruption, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, acts of terrorism, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. In addition, the Indonesian

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

economy is dependent upon trade with other nations, including China, Japan, Singapore and the United States. Adverse conditions or changes in relationships with Indonesia’s major trading partners may significantly impact the Indonesian economy. Indonesia has experienced acts of terrorism that have targeted foreigners. Such acts of terrorism have had a negative impact on tourism, an important sector of the Indonesian economy.

The securities markets of Indonesia are characterized by a small number of company listings and are underdeveloped and often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Indonesia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. These factors, coupled with restrictions on investment by foreigners, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian securities, the purchase and sale prices for such securities and the timing of purchases and sales. Moreover, trading on securities markets may be suspended altogether.

The government in Indonesia may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Indonesia. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Indonesia. Moreover, governmental approval or special licenses may be required prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Indonesia and/or impose additional taxes on foreign investors. Indonesia’s securities laws are unsettled and judicial enforcement of contracts with foreign entities is inconsistent and, as a result of pervasive corruption, is subject to the risk that cases will not be judged impartially.

Indonesia is located in a part of the world that has historically been prone to natural disasters such as tsunamis, earthquakes, volcanoes, and typhoons, and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on Indonesia’s economy. These factors, among others, make investing in issuers located or operating in Indonesia significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of each Fund’s Shares.

Special Risk Considerations of Investing in Israeli Issuers. (VanEck Vectors Israel ETF only.) Investment in Israeli issuers involves risks that are specific to Israel, including regulatory, legal, political, security and economic risks. Israel’s economy depends on imports of certain key items such as crude oil, natural gas, coal, grains, raw materials and military equipment. The economy is also dependent upon external trade with other economies, notably the United States, China, Japan, Canada and EU countries. Reduction in spending on Israeli products and services or changes in any of these other economies may adversely impact the Fund. The government of Israel may change the way in which Israeli companies are taxed, or may impose taxes on foreign investment. Such actions could have a negative impact on the overall market for Israeli securities and on the Fund. Israel’s relations with the Palestinian Authority and its neighboring countries Lebanon, Syria and Iran, among others, have at times been strained due to territorial disputes, historical animosities or security concerns, which may cause uncertainty in the Israeli markets and adversely affect the overall economy.

Israel has experienced a history of hostile relations with several countries in the Mid-East region. Israel and its citizens have also been the target of periodic acts of terrorism that have the potential to disrupt economic activity in the country, and certain terrorist groups are committed to violence against Israel. Current hostilities and the potential for future hostilities may diminish the value of companies whose principal operations or headquarters are located in Israel. Actual hostilities or the threat of future hostilities may cause significant volatility in the share price of companies based in or having significant operations in Israel.

Due to political or civil unrest in Israel, the Israeli securities market may be closed for extended periods of time or trading on the Israeli securities market may be suspended altogether. In addition, the Israeli government may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Israel. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Israel and may inhibit the Fund’s ability to track the Israel Index.

Special Risk Considerations of Investing in Polish Issuers. (VanEck Vectors Poland ETF only.) Investment in securities of Polish issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, restrictions on and government intervention in international trade, and the impact on the economy as a result of regional conflict, political instability, armed conflict, and social instability as a result of religious, ethnic and/or socioeconomic unrest. Furthermore, events and evolving conditions in certain European countries have greatly increased market volatility due to concerns about high levels of government debt, credit rating downgrades of sovereign debt and uncertainty about the future use of the euro

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as a common currency. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. In addition, Poland’s economy is dependent upon the export of raw materials and consumer goods. Poland is dependent on trading relationships with certain key trading partners, including Germany and other EU nations and, as a result, may be affected if demand for Poland’s exports in those nations declines or if the growth of the economies of those nations declines. On March 29, 2017, the UK formally triggered the process of leaving the EU by invoking Article 50 of the Treaty on European Union. Uncertainty exists as to the timing of completion of the UK’s withdrawal from the EU and how such withdrawal will affect European economies and global markets.

The securities markets in Poland are underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Poland are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether.

The government in Poland may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Poland. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Poland. Moreover, Poland may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Poland and/or impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in Poland significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

Special Risk Considerations of Investing in Russian Issuers. (VanEck Vectors Russia ETF and VanEck Vectors Russia Small-Cap ETF only.) Investment in securities of Russian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in each Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory or punitive taxation, regional conflict, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the imposition of economic sanctions by other nations, the impact on the economy as a result of civil unrest, and social instability as a result of religious, ethnic and/or socioeconomic unrest. Additionally, because Russia produces and exports large volumes of oil and gas, the Russian economy is particularly sensitive to the price of oil and gas on the world market, and a decline in the price of oil and gas could have a significant negative impact on the Russian economy.

The securities markets of Russia are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Russia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Additionally, certain investments in Russia may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Moreover, trading on securities markets in Russia may be suspended altogether.

The government in Russia may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Russia. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Russia. Moreover, governmental approval or special licenses may be required prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Russia and/or impose additional taxes on foreign investors. Less information may be available about companies in which the Fund invests because many companies that are tied economically to Russia are not subject to accounting, auditing and financial reporting standards or to other regulatory practices required by U.S. companies. These factors, among others, make investing in issuers located or operating in Russia significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of each Fund’s Shares.

As a result of recent events involving Ukraine and Russia, the United States and the EU have imposed sanctions on certain Russian entities and individuals and certain sectors of Russia’s economy, which may result in, among other things, the devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. The United States and other nations or international organizations may impose

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and companies in various sectors of the Russian economy, including, but not limited to, the financial services, energy, metals and mining, engineering, and defense and defense-related materials sectors. These sanctions, any future sanctions or other actions, threat of further sanctions or other actions or actions by the United States to modify or ease sanctions, may negatively affect the value and/or liquidity of a Fund’s portfolio and may impair a Fund’s ability to achieve its investment objective. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in Russian companies, prohibiting a Fund from buying, selling or otherwise transacting in these investments. Russia has undertaken and may undertake additional countermeasures or retaliatory actions which may further impair the value and liquidity of a Fund’s portfolio and potentially disrupt its operations. Uncertainty as to future relations between Russia and the United States or EU countries may also cause a decline in the value of each Fund’s Shares. Such events or any future events may have an adverse impact on the economies and debts of other markets as well.

For these or other reasons, a Fund could seek to suspend redemptions of Creation Units, including in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine its NAV. A Fund could also, among other things, limit or suspend creations of Creation Units. During the period that creations or redemptions are affected, a Fund’s shares could trade at a significant premium or discount to their NAV. In the case of a period during which creations are suspended, a Fund could experience substantial redemptions, which may exacerbate the discount to net asset value at which the Fund’s shares trade, cause the Fund to experience increased transaction costs, and cause the Fund to make greater taxable distributions to shareholders of the Fund. A Fund may also change its investment objective by, for example, seeking to track an alternative index, or the Fund could liquidate all or a portion of its assets, which may be at unfavorable prices.

Despite recent reform and privatization, the Russian government continues to control a large share of economic activity in the region. Many of Russia’s businesses have failed to mobilize the available factors of production because the country’s privatization program virtually ensured the predominance of the old management teams that are largely non-market-oriented in their management approach. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. The Russian government owns shares in corporations in a range of sectors including banking, energy production and distribution, automotive, transportation and telecommunications. Additionally, because Russia produces and exports large volumes of oil and gas, the Russian economy is particularly sensitive to the price of oil and gas on the world market, and a decline in the price of oil and gas could have a significant negative impact on the Russian economy. Current political and economic events in Russia and the effects of the recent global economic crisis on the Russian economy may have significant adverse effects on the Russian Ruble and on the value and liquidity of each Fund’s investments.

Special Risk Considerations of Investing in Vietnamese Issuers. (VanEck Vectors Vietnam ETF only.) Investment in securities of Vietnamese issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. Vietnam is dependent on trading relationships with certain key trading partners, including the United States, China and Japan, and as a result may be adversely affected if demand for Vietnam’s exports in those nations decline. Vietnam may be heavily dependent upon international trade and, consequently, Vietnam may be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which it trades. The economy may also be adversely affected by economic conditions in the countries with which it trades. Vietnam is also subject to certain environmental risks, including typhoons and floods, as well as rapid environmental degradation due to industrialization and lack of regulation, which may negatively impact the value of investments in Vietnam.

The securities markets in Vietnam are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Vietnam are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control, heavy regulation of labor and industry and inflation. Vietnam is currently experiencing a high inflation rate, which is at least partially a result of the country’s large trade deficit. Due to governmental focus on economic growth at the expense of currency stability, the inflation rate may continue at a high level and economic stability could be threatened. Moreover, trading on securities markets may be

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suspended altogether. The Vietnamese economy also suffers from excessive intervention by the Communist government. Many companies listed on the exchanges are still partly state-owned and have a degree of state influence in their operations. State owned and operated companies tend to be less efficient than privately owned companies, due to lack of market competition.

Current regulations in Vietnam require the Fund to execute trades of securities of Vietnamese companies through a single broker. As a result, the Adviser will have less flexibility to choose among brokers on behalf of the Fund than is typically the case for investment managers. In addition, because the process of purchasing securities in Vietnam requires that payment to the local broker occur prior to receipt of securities, failure of the broker to deliver the securities will adversely affect the Fund.

The government in Vietnam may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Vietnam. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Vietnam. Moreover, Vietnam may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Vietnam and/or impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in Vietnam significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

Risk of Investing in Issuers Located Outside of Vietnam. (VanEck Vectors Vietnam ETF only.) As of December 31, 2016, approximately 24.7% of the Vietnam Index consisted of issuers located outside of Vietnam that have exposure to the Vietnamese securities market. This number is subject to fluctuations from market conditions and rebalances. Because securities of issuers located outside of Vietnam may not move in tandem with changes in the Vietnamese securities market, VanEck Vectors Vietnam ETF’s portfolio may not be as closely linked to the Vietnamese market as a fund that invests solely in issuers that are located in Vietnam or in issuers that actually derive a substantial portion of their revenues from Vietnam.

Special Risk Considerations of Investing in Canadian Issuers. (VanEck Vectors Africa Index ETF only.) The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in natural resources sectors could have an adverse impact on the Canadian economy. Additionally, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States, countries in the EU and China. Because the United States is Canada’s largest trading partner and foreign investor, the Canadian economy is heavily dependent on and may be significantly affected by the U.S. economy. Reduction in spending on Canadian products and services or changes in the U.S. economy may adversely impact the Canadian economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, all three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which addressed economic and security related issues. These agreements may further increase Canada’s dependency on the U.S. economy. Uncertainty as to the future of NAFTA may cause a decline in the value of the Fund’s Shares. Additionally, past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market and such demands may have this effect in the future. In addition, certain sectors of Canada’s economy may be subject to foreign ownership limitations. This may negatively impact the Fund’s ability to invest in Canadian issuers and to track the Fund’s Index.

Special Risk Considerations of Investing in United Kingdom Issuers. (VanEck Vectors Africa Index ETF only.) Investment in UK issuers may subject the Fund to regulatory, political, currency, security and economic risks specific to the UK. The British economy relies heavily on the export of financial services to the United States and other European countries. A prolonged slowdown in the financial services sector may have a negative impact on the British economy. In the past, the UK has been a target of terrorism. Acts of terrorism in the UK or against British interests abroad may cause uncertainty in the British financial markets and adversely affect the performance of the issuers to which the Fund has exposure. The British economy, along with the United States and certain other EU economies, experienced a significant economic slowdown during the recent financial crisis.

In addition, in a referendum held on June 23, 2016, voters in the UK voted to leave the EU, creating economic and political uncertainty in its wake. On March 29, 2017, the UK formally triggered the process of leaving the EU by invoking Article 50 of the Treaty on European Union. Uncertainty exists as to the timing of completion of the UK’s withdrawal from the EU and how such withdrawal will affect the UK and European economies.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Each Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in emerging and frontier market countries are greater than risks associated with investments in foreign developed countries. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, a Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trade patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. The imposition of such sanctions could impair the market value of the securities of such foreign issuers or otherwise adversely affect a Fund’s operations.

Also, certain issuers located in foreign countries in which a Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. A Fund, as an investor in such issuers, will be indirectly subject to those risks.

Risk of Investing in Emerging and Frontier Market Issuers. (All Funds except VanEck Vectors Israel ETF.) Certain Funds invest in securities of emerging market issuers and frontier market issuers. Each of VanEck Vectors Africa Index ETF, VanEck Vectors Egypt Index ETF and VanEck Vectors Vietnam ETF invests its assets in securities of frontier market issuers. Emerging and frontier market countries include countries in Africa, as well as the following countries: Brazil, Egypt, India, Indonesia, Poland, Russia and Vietnam. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in frontier market countries are magnified. Investment in securities of emerging and frontier market issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in a Fund. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, crime (including drug violence) and social instability as a result of religious, ethnic and/or socioeconomic unrest. Issuers in certain emerging and frontier market countries are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable. Emerging and frontier markets are also more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities markets are, the greater the likelihood of custody problems. Additionally, each of the factors described below could have a negative impact on a Fund’s performance and increase the volatility of the Fund.

Securities Markets. Securities markets in emerging and frontier market countries are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. Securities markets in emerging and frontier market countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty

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regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by a Fund. This will affect the rate at which a Fund is able to invest in emerging and frontier market countries, the purchase and sale prices for such securities and the timing of purchases and sales. Emerging and frontier markets can experience high rates of inflation, deflation and currency devaluation. The prices of certain securities listed on securities markets in emerging and frontier market countries have been subject to sharp fluctuations and sudden declines, and no assurance can be given as to the future performance of listed securities in general. Volatility of prices may be greater than in more developed securities markets. Moreover, securities markets in emerging and frontier market countries may be closed for extended periods of time or trading on securities markets may be suspended altogether due to political or civil unrest. Market volatility may also be heightened by the actions of a small number of investors. Brokerage firms in emerging and frontier market countries may be fewer in number and less established than brokerage firms in more developed markets. Since a Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund. This risk is magnified to the extent a Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms. In addition, the infrastructure for the safe custody of securities and for purchasing and selling securities, settling trades, collecting dividends, initiating corporate actions, and following corporate activity is not as well developed in emerging and frontier market countries as is the case in certain more developed markets.

Political and Economic Risk. Certain emerging and frontier market countries have historically been subject to political instability and their prospects are tied to the continuation of economic and political liberalization in the region. Instability may result from factors such as government or military intervention in decision making, terrorism, civil unrest, extremism or hostilities between neighboring countries. Any of these factors, including an outbreak of hostilities could negatively impact a Fund’s returns. Extremist groups in certain countries in the Middle East and North Africa region have traditionally held anti-Western views and are opposed to openness to foreign investments. Egypt borders the Gaza Strip and Israel and there are risks of further instability and violence in the region. Limited political and democratic freedoms in emerging and frontier market countries might cause significant social unrest. These factors may have a significant adverse effect on an emerging or frontier market country’s economy.

Many emerging and frontier market countries may be heavily dependent upon international trade and, consequently, may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which it trades. They also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

In addition, commodities (such as oil, gas and minerals) represent a significant percentage of certain emerging markets’ exports and these economies are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region. In addition, most emerging market countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain emerging market countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such events could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region.

Also, from time to time, certain issuers located in emerging and frontier market countries in which a Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. A Fund, as an investor in such issuers, will be indirectly subject to those risks.

The economies of one or more countries in which a Fund may invest may be in various states of transition from a planned economy to a more market oriented economy. The economies of such countries differ from the economies of most developed countries in many respects, including levels of government involvement, states of development, growth rates, control of foreign exchange and allocation of resources. Economic growth in these economies may be uneven both geographically and among various sectors of their economies and may also be accompanied by periods of high inflation. Political changes, social instability and adverse diplomatic developments in these countries could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the underlying issuers of securities included in a Fund’s Index. There is no

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

guarantee that the governments of these countries will not revert back to some form of planned or non-market oriented economy, and such governments continue to be active participants in many economic sectors through ownership positions and regulation. The allocation of resources in such countries is subject to a high level of government control. Such countries’ governments may strictly regulate the payment of foreign currency denominated obligations and set monetary policy. Through their policies, these governments may provide preferential treatment to particular industries or companies. The policies set by the government of one of these countries could have a substantial effect on that country’s economy.

Investment and Repatriation Restrictions. The government in an emerging or frontier market country may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in such emerging and frontier market countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in emerging and frontier market countries and may inhibit a Fund’s ability to track its Index. In addition, a Fund may not be able to buy or sell securities or receive full value for such securities. Moreover, certain emerging and frontier market countries may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer; may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of such emerging and frontier market countries; and/or may impose additional taxes on foreign investors. A delay in obtaining a required government approval or a license would delay investments in those emerging and frontier market countries, and, as a result, a Fund may not be able to invest in certain securities while approval is pending. The government of certain emerging and frontier market countries may also withdraw or decline to renew a license that enables a Fund to invest in such country. These factors make investing in issuers located or operating in emerging and frontier market countries significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of a Fund’s Shares.

Additionally, investments in issuers located in certain emerging and frontier market countries may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Moreover, there is the risk that if the balance of payments in an emerging or frontier market country declines, the government of such country may impose temporary restrictions on foreign capital remittances. Consequently, a Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Furthermore, investments in emerging and frontier market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Available Disclosure About Emerging and Frontier Market Issuers. Issuers located or operating in emerging and frontier market countries are not subject to the same rules and regulations as issuers located or operating in more developed countries. Therefore, there may be less financial and other information publicly available with regard to issuers located or operating in emerging and frontier market countries and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to issuers located or operating in more developed countries.

Foreign Currency Considerations. A Fund’s assets that are invested in equity securities of issuers in emerging and frontier market countries will generally be denominated in foreign currencies, and the income received by the Fund from these investments will be principally in foreign currencies. The value of an emerging or frontier market country’s currency may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging and frontier market countries can be significantly affected by currency devaluations. Certain emerging and frontier market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors.

A Fund’s exposure to an emerging or frontier market country’s currency and changes in value of such foreign currencies versus the U.S. dollar may reduce a Fund’s investment performance and the value of your investment in the Fund. Meanwhile, a Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the respective emerging or frontier market country’s currency falls relative to the U.S. dollar between the earning of the income and the time at which a Fund converts the relevant emerging or frontier

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market country’s currency to U.S. dollars, the Fund may be required to liquidate certain positions in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code. The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on a Fund’s performance.

Certain emerging and frontier market countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many such currencies and it would, as a result, be difficult for a Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Furthermore, if permitted, a Fund may incur costs in connection with conversions between U.S. dollars and an emerging or frontier market country’s currency. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies. The VanEck Vectors India Small-Cap Index ETF does not expect to hedge its currency risk.

Operational and Settlement Risk. In addition to having less developed securities markets, emerging and frontier market countries have less developed custody and settlement practices than certain developed countries. Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Banks in emerging and frontier market countries that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain emerging and frontier market countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Because settlement systems in emerging and frontier market countries may be less organized than in other developed markets, there may be a risk that settlement may be delayed and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the systems. Under the laws in many emerging and frontier market countries, a Fund may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares, creating a risk that the Fund may surrender cash or securities without ever receiving securities or cash from the other party. Settlement systems in emerging and frontier market countries also have a higher risk of failed trades and back to back settlements may not be possible.

A Fund may not be able to convert a foreign currency to U.S. dollars in time for the settlement of redemption requests. In the event of a redemption request from an AP, a Fund will be required to deliver U.S. dollars to the AP on the settlement date. In the event that a Fund is not able to convert the foreign currency to U.S. dollars in time for settlement, which may occur as a result of the delays described above, the Fund may be required to liquidate certain investments and/or borrow money in order to fund such redemption. The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on the Fund’s performance (e.g., by causing the Fund to overweight foreign currency denominated holdings and underweight other holdings which were sold to fund redemptions). In addition, a Fund will incur interest expense on any borrowings and the borrowings will cause the Fund to be leveraged, which may magnify gains and losses on its investments.

In certain frontier and emerging market countries, the marketability of quoted shares may be limited due to the restricted opening hours of stock exchanges, and a narrow range of investors and a relatively high proportion of market value may be concentrated in the hands of a relatively small number of shareholders. In addition, because certain frontier and emerging market countries’ stock exchanges on which a Fund’s portfolio securities may trade are open when the NYSE Arca is closed, the Fund may be subject to heightened risk associated with market movements. Trading volume may be lower on certain frontier and emerging market countries’ stock exchanges than on more developed securities markets and equities may be generally less liquid. The infrastructure for clearing, settlement and registration on the primary and secondary markets of certain frontier and emerging market countries are less developed than in certain other markets and under certain circumstances this may result in a Fund experiencing delays in settling and/or registering transactions in the markets in which it invests, particularly if the growth of foreign and domestic investment in certain frontier and emerging market countries places an undue burden on such investment infrastructure. Such delays could affect the speed with which a Fund can transmit redemption proceeds and may inhibit the initiation and realization of investment opportunities at optimum times.

Certain issuers in emerging and frontier market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level for a period of time around a shareholder

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of the Fund, reserves the right to abstain from voting proxies in those markets.

Corporate and Securities Laws. Securities laws in emerging and frontier market countries are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which emerging and frontier market issuers are subject may be less advanced than those systems to which issuers located in more developed countries are subject, and therefore, shareholders of issuers located in emerging and frontier market countries may not receive many of the protections available to shareholders of issuers located in more developed countries. In circumstances where adequate laws and shareholder rights exist, it may not be possible to obtain swift and equitable enforcement of the law. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging and frontier market countries may be inconsistent and subject to sudden change.

Foreign Currency Risk. Because a Fund’s assets that are invested in equity securities of issuers in emerging market countries may be denominated in foreign currencies, the income received by the Fund from these investments may be in foreign currencies. A Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, a Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. Several factors may affect the price of euros and the British pound sterling, including the debt level and trade deficit of the Economic and Monetary Union (“EMU”) and the UK, inflation and interest rates of the EMU and the UK and investors’ expectations concerning inflation and interest rates and global or regional political, economic or financial events and situations. The European financial markets have recently experienced volatility and adverse trends due to economic downturns or concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail-out by the rest of the EU or debt restructuring. Assistance given to an EU member state may be dependent on a country’s implementation of reforms, including austerity measures, in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events have adversely affected the exchange rate of the euro and may adversely affect the Fund and its investments. The UK’s recent vote to leave the EU has impacted, and may further impact, the value of the euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets. In addition, one or more countries may abandon the euro and the impact of these actions, especially if conducted in a disorderly manner, may have significant and far-reaching consequences on the euro. The value of an emerging market country’s currency may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the emerging market country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system could lead to sudden and large adjustments in the currency, which in turn, can have a negative effect on a Fund and its investments.

Risk of Investing in Depositary Receipts. A Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in a Fund’s Index, may negatively affect the Fund’s ability to replicate the performance of its Index. In addition, investments in depositary receipts that are not included in the Index may lead to tracking error.

Risk of Investing in the Basic Materials Sector. (All Funds except for VanEck Vectors Indonesia Index ETF and VanEck Vectors Israel ETF.) To the extent that the basic materials sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition

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of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Discretionary Sector. (All Funds except for VanEck Vectors Egypt Index ETF, VanEck Vectors Israel ETF, VanEck Vectors Russia ETF and VanEck Vectors Russia Small-Cap ETF.) To the extent that the consumer discretionary sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Staples Sector. (VanEck Vectors Indonesia Index ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF only.) To the extent that the consumer staples sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending. Companies in this sector are also affected by changes in government regulation, world events and economic conditions.

Risk of Investing in the Energy Sector. (VanEck Vectors Poland ETF and VanEck Vectors Russia ETF only.) To the extent that the energy sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, the cost of providing the specific utility services and other factors that they cannot control. Recently, oil prices have continued to remain at low levels following a significant decrease. Oil prices are subject to volatility, which has adversely impacted companies operating in the energy sector.

The energy sector is cyclical and is highly dependent on commodity prices; prices and supplies of energy may fluctuate significantly over short and long periods of time due to, among other things, national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economy of the key energy-consuming countries. Commodity prices have recently been subject to increased volatility and declines, which may negatively affect companies in which the Fund invests.

Companies in the energy sector may be adversely affected by terrorism, natural disasters or other catastrophes. Companies in the energy sector are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Disruptions in the oil industry or shifts in fuel consumption may significantly impact companies in this sector. Significant oil and gas deposits are located in emerging markets countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets.

Companies in the energy sector may also be adversely affected by changes in exchange rates, tax treatment, government regulation and intervention, negative perception, efforts at energy conservation and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Because a significant portion of revenues of companies in this sector is derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this sector. The energy sector is highly regulated. Entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may materially adversely affect the financial performance of companies in the energy sector.

Risk of Investing in the Financial Services Sector. (All Funds except for VanEck Vectors Brazil Small-Cap ETF and VanEck Vectors Russia Small-Cap ETF.) To the extent that the financial services sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in the Health Care Sector. (VanEck Vectors Brazil Small-Cap ETF and VanEck Vectors Israel ETF only.) To the extent that the health care sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the health care sector. Companies in the health care sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many health care companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many health care companies are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the health care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly. Companies in the health care sector may be thinly capitalized and may be susceptible to product obsolescence.

Risk of Investing in the Industrials Sector. (VanEck Vectors India Small-Cap Index ETF and VanEck Vectors Russia Small-Cap ETF only.) To the extent that the industrials sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. In addition, the industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Risk of Investing in the Information Technology Sector. (VanEck Vectors Israel ETF only.) To the extent the information technology sector continues to represent at least a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Risk of Investing in the Real Estate Sector. (VanEck Vectors Egypt Index ETF and VanEck Vectors Russia Small-Cap ETF only.) Companies in the real estate sector include companies that invest in real estate, such as REITs and real estate management and development companies. To the extent that the real estate sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the real estate sector. Companies that invest in real estate are subject to the risks of owning real estate directly as well as to risks that relate specifically to the way that such companies operate, including management risk (such companies are dependent upon the management skills of a few key individuals and may have limited financial resources). Adverse economic, business or political developments affecting real estate could have a major effect on the values of the Fund’s investments. Investing in real estate is subject to such risks as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, possible lack of availability of mortgage financing, market saturation, fluctuations in rental income and the

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value of underlying properties and extended vacancies of properties. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

Risk of Investing in the Telecommunications Sector. (VanEck Vectors Africa Index ETF and VanEck Vectors Egypt Index ETF only.) To the extent that the telecommunications sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the telecommunications sector. Companies in the telecommunications sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of telecommunications products and services due to technological advancement.

Risk of Investing in the Utilities Sector. (VanEck Vectors Brazil Small-Cap ETF and VanEck Vectors Russia Small-Cap ETF only.) To the extent that the utilities sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the utilities sector. Issuers in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, and the effects of effects of economic slowdowns and surplus capacity. Companies in the utilities sector are subject to extensive regulation, including governmental regulation of rates charged to customers, and may face difficulty in obtaining regulatory approval of new technologies. The effects of a U.S. national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes, may adversely affect companies in the utilities sector. Certain companies in the utilities sector may be inexperienced and may suffer potential losses resulting from a developing deregulatory environment. Technological innovations may render existing plants, equipment or products obsolete. Companies in the utilities sector may face increased competition from other providers of utility services. The potential impact of terrorist activities on companies in the utilities sector and its customers and the impact of natural or man-made disasters may adversely affect the utilities sector. Issuers in the utilities sector also may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Risk of Investing in Small- and/or Medium-Capitalization Companies. Each Fund may invest in small- and/or medium-capitalization companies and, therefore will be subject to certain risks associated with small- and/or medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. Returns on investments in securities of small- and/or medium-capitalization companies could trail the returns on investments in securities of larger companies.

Risk of Investing in Micro-Capitalization Companies. (VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF and VanEck Vectors Israel ETF only.) A Fund may invest in micro-capitalization companies. These companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-capitalization company.

Risk of Cash Transactions. Unlike other ETFs, VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF effect their creations and redemptions at least partially for cash, rather than in-kind securities. As a result, an investment in such Fund may be less tax-efficient than an investment in a more conventional ETF. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. Because these Funds currently intend to effect a portion of redemptions for cash, rather than in-kind distributions, they may be required to sell portfolio securities in order to obtain the

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

cash needed to distribute redemption proceeds, which involves transaction costs. If a Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. The Funds generally intend to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Additionally, transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable transaction fees and taxes.

Equity Securities Risk. The value of the equity securities held by each Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by a Fund participate, or factors relating to specific issuers in which a Fund invests. For example, an adverse event, such as an unfavorable earnings report, may result in a decline in the value of equity securities of an issuer held by a Fund; the price of the equity securities of an issuer may be particularly sensitive to general movements in the securities markets; or a drop in the securities markets may depress the price of most or all of the equities securities held by a Fund. In addition, the equity securities of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

A change in the financial condition, market perception or the credit rating of an issuer of securities included in a Fund’s Index may cause the value of its securities to decline.

Risk of Investing in Other Funds. Each Fund may invest in shares of other funds, including ETFs. As a result, a Fund will indirectly be exposed to the risks of an investment in the underlying funds. Shares of other funds have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of such funds’ shares is expected to rise and fall as the value of the underlying index or securities rise and fall. If the shares of such funds are traded on a secondary market, the market value of such funds’ shares may differ from the NAV of the particular fund. As a shareholder in a fund, each Fund will also bear its ratable share of the underlying fund’s expenses. At the same time, each Fund will continue to pay its own investment management fees and other expenses. The expenses of such underlying funds will not, however, be counted towards a Fund’s expense cap.

Market Risk. The prices of the securities in each Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. Overall securities values could decline generally or underperform other investments. An investment in a Fund may lose money.

Operational Risk. Each Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. Each Fund’s return may not match the return of its Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units, which are not factored into the return of its Index. Transaction costs, including brokerage costs, will decrease a Fund’s NAV to the extent not offset by the transaction fee payable by an AP. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its Index. There is no assurance that the Index Providers (defined herein) or any agents that may act on their behalf will compile each Fund’s Index accurately, or that each Index will be determined, composed or calculated accurately. Errors in respect of the quality, accuracy and completeness of the data used to compile an Index may occur from time to time and may not be identified and corrected by the Index Providers for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of the Index Providers or their agents will generally be borne by the applicable Fund and its shareholders. For example, during a period where a Fund’s Index contains incorrect constituents, such Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively or positively impact the Funds and their shareholders. Any gains due to the Index Providers’ or others’ errors will be kept by the applicable Funds and their shareholders and any losses resulting from the Index Providers’ or others’ errors will be borne by the applicable Fund and its shareholders. A Fund may not be fully invested at times, either as a result of cash flows into the Fund (if the Fund effects creations and redemptions for cash) or reserves of

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cash held by the Fund to pay expenses or meet redemptions. In addition, a Fund may not invest in certain securities included in its Index, or invest in them in the exact proportions in which they are represented in its Index, due to legal restrictions or limitations imposed by the governments of certain countries, certain NYSE Arca listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). Moreover, a Fund may be delayed in purchasing or selling securities included in its Index. Any issues a Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. Each of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, a Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of its Index. In light of the factors discussed above, a Fund’s return may deviate significantly from the return of its Index.

VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF may accept cash in connection with a purchase of Creation Units or effect their redemptions in cash rather than in-kind and, as a result, each Fund’s ability to match the return of its respective Index will be affected.

Pursuant to the methodology of the Index Provider used to calculate and maintain the India Small-Cap Index, when a security in the India Small-Cap Index reaches its limitation on foreign ownership, it may not be removed from the India Small-Cap Index that day. The VanEck Vectors India Small-Cap Index ETF, however, may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the India Small-Cap Index, due to market conditions or otherwise. Due to these factors, the variation between the VanEck Vectors India Small-Cap Index ETF’s annual return and the return of the India Small-Cap Index may increase.

In addition, with respect to VanEck Vectors Vietnam ETF, pursuant to the methodology of the Index Provider used to calculate and maintain the Vietnam Index, a company may be removed from the Vietnam Index at a quarterly rebalancing as a result of reaching its limitation on foreign ownership. Consequently, VanEck Vectors Vietnam ETF may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Vietnam Index, due to market conditions or otherwise. Due to these factors, the variation between the VanEck Vector Vietnam ETF’s annual return and the return of the Vietnam Index may increase.

Each Fund may fair value certain of the foreign securities and/or underlying currencies it holds except those securities primarily traded on exchanges that close at the same time the Fund calculates its NAV. To the extent a Fund calculates its NAV based on fair value prices and the value of its Index is based on securities’ closing prices on local foreign markets (i.e., the value of its Index is not based on fair value prices) or if a Fund otherwise calculates its NAV based on prices that differ from those used in calculating its Index, the Fund’s ability to track its Index may be adversely affected. The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact a Fund’s ability to replicate the performance of its Index. In addition, if a Fund utilizes depositary receipts and other derivative instruments that are not included in its Index, its return may not correlate as well with the returns of its Index as would be the case if the Fund purchased all the securities in its Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error. In light of the factors discussed above, a Fund’s return may deviate significantly from the return of its Index.

With respect to VanEck Vectors Russia ETF and VanEck Vectors Russia Small-Cap ETF only, in the event economic sanctions are imposed by the United States against certain Russian companies, VanEck Vectors Russia ETF and VanEck Vectors Russia Small-Cap ETF may not be able to fully replicate the Russia Index and the Russia Small-Cap Index by investing in the relevant securities, which may lead to increased tracking error.

VanEck Vectors Africa Index ETF and VanEck Vectors Egypt Index ETF maintain tax reserves as a provision for Egyptian taxes while the Africa Index and Egypt Index do not. In light of the above factors, including the maintenance of this tax reserve, VanEck Vectors Africa Index ETF’s and VanEck Vectors Egypt Index ETF’s returns may deviate significantly from the return of the Africa Index and the Egypt Index.

Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of a Fund’s Index may occur from time to time. Any such errors may not be identified or corrected by an Index’s Provider for some period of time, which may have an adverse effect on the Funds and its shareholders.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

Authorized Participant Concentration Risk. A Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in a Fund’s market price from its NAV. Van Eck Securities Corporation, the distributor of the Shares (the “Distributor”), does not maintain a secondary market in the Shares. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming directly with a Fund.

Decisions by market makers or APs to reduce their role or “step away” from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund Shares trading at a price which differs materially from NAV and also in greater than normal intraday bid/ask spreads for Fund Shares.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Replication Management Risk. Unlike many investment companies, the Funds are not “actively” managed. Therefore, unless a specific security is removed from its Index, a Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from a Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. Each Fund’s Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in the securities of a Fund’s portfolio in seeking to replicate its Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of a Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an AP, a market maker, or another entity may invest in a Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Shares.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of a Fund’s holdings. The NAV of the Shares will fluctuate with changes in the market value of a Fund’s securities holdings. The market prices of Shares will fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of a Fund’s holdings, as well as supply and demand on the NYSE Arca. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Given the fact that Shares can be created and redeemed by APs in Creation Units, the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of a Fund’s holdings, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. The price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares may be closely related to, but not necessarily identical to, the same forces influencing the prices of the securities of a Fund’s portfolio of investments trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a

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time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold. Any of these factors, discussed above and further below, may lead to the Shares trading at a premium or discount to a Fund’s NAV. In addition, because certain of a Fund’s underlying securities trade on exchanges that are closed when the NYSE Arca (i.e., the exchange that Shares of the Fund trade on) is open, there are likely to be deviations between the expected value of an underlying security and the closing security’s price (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs. In addition, the securities held by a Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for a Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

When you buy or sell Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a bid/ask spread charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid/ask spread may increase significantly.

Issuer-Specific Changes Risk. (VanEck Vectors Egypt Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF only.) The value of individual securities or particular types of securities in a Fund’s portfolio can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers. A change in the financial condition, market perception or the credit rating of an issuer of securities included in a Fund’s Index may cause the value of its securities to decline.

Non-Diversified Risk. (All Funds except VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF and VanEck Vectors India Small-Cap Index ETF.) Each Fund is a separate investment portfolio of VanEck Vectors ETF Trust (the “Trust”), which is an open-end investment company registered under the 1940 Act. Each Fund is classified as a “non-diversified” fund under the 1940 Act. Moreover, each Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on a Fund’s NAV and may make the Fund more volatile than more diversified funds. VanEck Vectors Egypt Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF may be particularly vulnerable to this risk because their respective Indices are comprised of securities of a limited number of companies.

Concentration Risk. A Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that its Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that sector or sectors or industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

ADDITIONAL NON-PRINCIPAL INVESTMENT STRATEGIES

Each Fund may invest in securities not included in their respective Index, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and certain derivatives. Convertible securities and depositary receipts not included in a Fund’s Index and underlying stocks in respect of depositary receipts included in a Fund’s Index may be used by the Fund in seeking performance that corresponds to its respective Index and in managing cash flows, and may count towards compliance with a Fund’s 80% policy. Certain Funds may also utilize participation notes to seek performance that corresponds to its respective Index. Each Fund may also invest, to the extent permitted by the 1940 Act, in other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other ETFs. A Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

BORROWING MONEY

Each Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. Each Fund has entered into a credit facility to borrow money for temporary, emergency or other purposes, including the funding of Shareholder redemption requests, trade settlements and as necessary to distribute to shareholders any income required to maintain the Fund’s status as a regulated investment company. To the extent that a Fund borrows money, it may be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than its Index. Leverage generally has the effect of increasing the amount of loss or gain a Fund might realize, and may increase volatility in the value of a Fund’s investments.

LENDING PORTFOLIO SECURITIES

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, a Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower fail to return the borrowed securities (e.g., the Fund would have to buy replacement securities and the loaned securities may have appreciated beyond the value of the collateral held by the Fund) or become insolvent. A Fund may pay fees to the party arranging the loan of securities. In addition, a Fund will bear the risk of loss of any cash collateral that it invests.

ADDITIONAL NON-PRINCIPAL RISKS

Risk of Investing in Derivatives. Derivatives are financial instruments whose values are based on the value of one or more reference assets or indicators, such as a security, currency, interest rate, or index. A Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying indicator, a derivative does not carry the same rights as would be the case if a Fund invested directly in the underlying securities, currencies or other assets.

Derivatives are subject to a number of risks, such as potential changes in value in response to market developments, or in the case of “over-the-counter” derivatives, as a result of a counterparty’s credit quality, and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not achieve the desired correlation with the underlying asset or indicator. Derivative transactions can create investment leverage and may be highly volatile, and a Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of a Fund.

Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on, among other factors, the ability and the willingness of a Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, a Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for a Fund’s derivative positions at any time, and a Fund may not be able to initiate or liquidate a swap position at an advantageous time or price, which may result in significant losses.

In December 2015, the SEC proposed new regulations applicable to an exchange-traded fund’s use of derivatives. If adopted as proposed, these regulations could potentially limit or impact a Fund’s ability to invest in derivatives and negatively affect the Fund’s performance and ability to pursue its stated investment objectives.

Participation Notes. Participation Notes (“P-Notes”) are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security.

P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject a Fund to counterparty risk, as discussed below.

Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, a Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent or default on its obligations a Fund would lose its investment. The risk that a Fund may lose its investments due to the

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insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, a Fund’s use of P-Notes may cause the Fund’s performance to deviate from the performance of the portion of its Index to which the Fund is gaining exposure through the use of P-Notes.

Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio. The ability of a Fund to value its securities may become more difficult and the judgment in the application of fair value procedures may play a greater role in the valuation of a Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

Leverage Risk. To the extent that a Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio securities. To manage the risk associated with leveraging, a Fund may segregate liquid assets, or otherwise "cover" its derivatives position in a manner consistent with the 1940 Act and the rules and SEC interpretations thereunder. A Fund may modify its asset segregation policies at any time to comply with any changes in the SEC’s positions regarding asset segregation.

TAX ADVANTAGED PRODUCT STRUCTURE

Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares of each Fund have been designed to be tradable in a secondary market on an intra-day basis and to be created and redeemed in-kind, except for VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF, whose Shares are created and redeemed partially or principally for cash, in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate the adverse effects on a Fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of certain Funds, to the extent used, generally is not expected to lead to a tax event for shareholders whose shares are not being redeemed.

PORTFOLIO HOLDINGS

A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUNDS

Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Funds, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Funds’ SAI.

Investment Adviser. Under the terms of an investment management agreement between the Trust and Van Eck Associates Corporation with respect to the Funds (the “Investment Management Agreement”), Van Eck Associates Corporation serves as the adviser to each Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of the Funds. As of December 31, 2016, the Adviser managed approximately $38 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to mutual funds, other exchange-traded funds, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 666 Third Avenue, 9th Floor, New York, New York 10017.

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MANAGEMENT OF THE FUNDS (continued)

A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement is available in the Trust’s semi-annual report for the period ended June 30, 2016.

For the services provided to each Fund under the Investment Management Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund’s average daily net assets at the annual rate of 0.50%. From time to time, the Adviser may waive all or a portion of its fee. Until at least May 1, 2018, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding acquired fund fees and expenses, interest expense, depositary receipt fees up to 0.10% and 0.08% of the average daily net assets for VanEck Vectors Russia ETF and VanEck Vectors Russia Small-Cap ETF, respectively, trading expenses, taxes and extraordinary expenses) from exceeding 0.57% (with respect to VanEck Vectors Indonesia Index ETF), 0.59% (with respect to VanEck Vectors Brazil Small-Cap ETF and VanEck Vectors Israel ETF), 0.60% (with respect to VanEck Vectors Poland ETF), 0.62% (with respect to VanEck Vectors Russia ETF), 0.67% (with respect to VanEck Vectors Russia Small-Cap ETF), 0.76% (with respect to VanEck Vectors Vietnam ETF), 0.78% (with respect to VanEck Vectors Africa Index ETF), 0.85% (with respect to VanEck Vectors India Small-Cap Index ETF), and 0.94% (with respect to VanEck Vectors Egypt Index ETF) of its average daily net assets per year.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Funds (the “Administrator”), and The Bank of New York Mellon is the custodian of the Funds’ assets and provides transfer agency and fund accounting services to the Funds. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are required to be provided pursuant to the Investment Management Agreement.

Distributor. Van Eck Securities Corporation is the distributor of the Shares. The Distributor will not distribute Shares in less than Creation Units, and does not maintain a secondary market in the Shares. The Shares are traded in the secondary market.

PORTFOLIO MANAGERS

The portfolio managers who currently share joint responsibility for the day-to-day management of each Fund’s portfolio are Hao-Hung (Peter) Liao and George Chao. Mr. Liao has been employed by the Adviser since the summer of 2004. Mr. Liao also serves as a portfolio manager for certain other investment companies advised by the Adviser. Mr. Chao has been employed by the Adviser since December 2007. Prior to joining the Adviser, he served as a Controller of Operations Administrations Division and Corporate Safety (September 2006 to December 2007) for United Airlines. Messrs. Liao and Chao also serve as portfolio managers for certain other investment companies and pooled investment vehicles managed by the Adviser. See the Funds’ SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares of each Fund.

SHAREHOLDER INFORMATION

DETERMINATION OF NAV

The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange.

The values of each Fund’s portfolio securities are based on the securities’ closing prices on the markets on which the securities trade, when available. Due to the time differences between the United States and certain countries in which certain Funds invest, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Debt instruments with remaining maturities of more than 60 days are valued at the evaluated mean price provided by an outside independent pricing service. If an outside independent pricing service is unable to provide a valuation, the instrument is valued at the mean of the highest bid and the lowest asked quotes obtained from one or more

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brokers or dealers selected by the Adviser. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. If a market quotation for a security or other asset is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security or asset at the time a Fund calculates its NAV, the security or asset will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund that holds foreign equity securities currently expects that it will fair value certain of the foreign equity securities held by the Fund each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV.

Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s Index. This may adversely affect a Fund’s ability to track its Index. With respect to securities that are principally traded on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

INTRADAY VALUE

The trading prices of the Funds’ Shares in the secondary market generally differ from the Funds’ daily NAV and are affected by market forces such as the supply of and demand for Fund Shares and underlying securities held by each Fund, economic conditions and other factors. Information regarding the intraday value of the Funds’ Shares (“IIV”) is disseminated every 15 seconds throughout each trading day by NYSE Arca or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by each Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the Funds’ NAV, which is computed only once a day. The IIV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by each Fund and valuations based on current market rates. The quotations and/or valuations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. Each Fund is not involved in, or responsible for, the calculation or dissemination of the IIV and makes no warranty as to its accuracy.

RULE 144A AND OTHER UNREGISTERED SECURITIES

An AP (i.e., a person eligible to place orders with the Distributor to create or redeem Creation Units of a Fund) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (“Securities Act”), will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A or other unregistered securities.

BUYING AND SELLING EXCHANGE-TRADED SHARES

The Shares of the Funds are listed on NYSE Arca. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the “spread,” which is any difference between the bid price and the ask price. The spread varies over time for a Fund’s Shares based on a Fund’s trading volume and market liquidity, and is generally lower if the Funds have high trading volume and market liquidity, and generally higher if the Funds have little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). In times of severe market disruption or low trading volume in a Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares’ NAV.

The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding

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SHAREHOLDER INFORMATION (continued)

Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Funds’ SAI.

The NYSE Arca is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when a Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell a Fund’s Shares.

The right of redemption may be suspended or the date of payment postponed (1) for any period during which the NYSE Arca is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE Arca is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Market Timing and Related Matters. The Funds impose no restrictions on the frequency of purchases and redemptions. Frequent purchases and redemptions of Fund Shares may attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for a Fund’s portfolio securities and the reflection of that change in a Fund’s NAV (“market timing”). The Board of Trustees considered the nature of each Fund (i.e., a fund whose shares are expected to trade intraday), that the Adviser monitors the trading activity of APs for patterns of abusive trading, that the Funds reserve the right to reject orders that may be disruptive to the management of or otherwise not in the Funds’ best interests, and that each Fund may fair value certain of its securities. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Funds at the present time.

DISTRIBUTIONS

Net Investment Income and Capital Gains. As a shareholder of a Fund, you are entitled to your share of such Fund’s distributions of net investment income and net realized capital gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. Each Fund realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.”

Net investment income, if any, and net capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, in situations where a Fund acquires investment securities after the beginning of a dividend period, a Fund may elect to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period. If a Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares. Record shareholders will be notified regarding the portion of the distribution which represents a return of capital.

Distributions in cash may be reinvested automatically in additional Shares of a Fund only if the broker through which you purchased Shares makes such option available.

TAX INFORMATION

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an

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investment in a Fund, including the possible application of foreign, state and local taxes. Unless your investment in a Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions. As noted above, each Fund expects to distribute net investment income at least annually, and any net realized long-term or short-term capital gains annually. Each Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.

In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Distributions of net investment income, including any net short-term gains, if any, are generally taxable as ordinary income. Whether distributions of capital gains represent long-term or short-term capital gain is determined by how long a Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long—term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are reported as capital gain dividends are generally taxable as long-term capital gains. Long-term capital gains of non-corporate shareholders are taxable at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.

The Funds may receive dividends, the distribution of which the Fund may designate as qualified dividends. In the event that a Fund receives such a dividend and designates the distribution of such dividend as a qualified dividend, the dividend may be taxed at the maximum capital gains rates, provided holding period and other requirements are met at both the shareholder and the Fund level.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains from non-U.S. investments of a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.

If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes. It is expected that more than 50% of each Fund’s assets will consist of foreign securities.

Backup Withholding. Each Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 28%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service (“IRS”).

Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short term capital gain or loss if held for one year or less. The ability to deduct capital losses may be limited. To the extent that a Fund shareholder’s Shares are redeemed for cash, this is normally treated as a sale for tax purposes.

Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should

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SHAREHOLDER INFORMATION (continued)

consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Non-U.S. Shareholders. If you are not a citizen or resident alien of the United States, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

Any capital gain realized by a Non-U.S. Shareholder upon a sale of shares of a Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met or (ii) a Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s Shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. A Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of Shares become, a U.S. real property holding corporation. If a Fund is or becomes a U.S. real property holding corporation, so long as the Fund’s Shares are regularly traded on an established securities market, only a Non-U.S. Shareholder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Code) of the Fund’s Shares will be subject to United States federal income tax on the disposition of Shares.

As part of the Foreign Account Tax Compliance Act, (“FATCA”), a Fund may be required to withhold a 30% withholding tax on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income), and after January 1, 2019, proceeds from the sale or other disposition of property producing U.S. sourced income (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.

While some parts of the FATCA rules have not been finalized, a Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow a Fund to comply with the FATCA rules. If a Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the possible applicability of the U.S. estate tax.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

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Mauritian Tax Status. The Subsidiary is wholly owned by VanEck Vectors India Small-Cap Index ETF (for purposes of this section, the “Fund”) and is a tax resident of Mauritius. The Subsidiary is regulated by the Financial Services Commission in Mauritius (“FSC”), which has issued a Category 1 Global Business License (“GBL 1 License”) to the Subsidiary to conduct the business of “investment holding” under the Financial Services Act 2007. The Subsidiary will apply for a tax residence certificate (“TRC”) from the Mauritius Revenue Authority (the “MRA”) through the FSC. The MRA will issue a TRC to the Subsidiary if the Subsidiary shows the MRA that it is, and will be, centrally managed and controlled in Mauritius.

In order to satisfy the requirement that it is centrally managed and controlled in Mauritius, the Subsidiary must:

(a)	have, at all times, at least two directors of appropriate caliber that are able to exercise independence of mind and judgment, who are ordinarily resident in Mauritius;
(b)	maintain, at all times, its principal bank account in Mauritius;
(c)	keep and maintain, at all times, its accounting records in Mauritius;
(d)	prepare its statutory financial statements and cause its financial statements to be audited in Mauritius;
(e)	have at least two directors from Mauritius present at meetings of directors; and
(f)	comply with at least one of the following additional ‘economic substance’ requirements:
(i)	the corporation has or shall have office premises in Mauritius;
(ii)	the corporation employs or shall employ on a full time basis at an administrative or technical level, at least one person who shall be resident in Mauritius;
(iii)	the corporation’s constitution contains a clause whereby all disputes arising out of the constitution shall be resolved by way of arbitration in Mauritius;
(iv)

the corporation holds or is expected to hold within the next twelve months, assets (excluding cash held in bank account or shares/interests in another corporation holding a GBL 1 License) which are worth at least $100,000 in Mauritius;

(v)	the corporation’s shares are listed on a securities exchange licensed by the FSC; or
(vi)	the corporation has or is expected to have a yearly expenditure in Mauritius which can be reasonably expected from any similar corporation which is controlled and managed from Mauritius.

Additionally, a corporation shall be deemed to have satisfied the ‘economic substance’ requirements if a related corporation that is a subsidiary, fellow subsidiary, parent corporation or any other corporation within the same group structure, holding a GBL 1 License, satisfies one of the ‘economic substance’ criteria.

A TRC currently is issued on an annual basis. Under the current provisions of the Income Tax Act 1995 (the “ITA 95”), a Mauritian company is taxed at the rate of 15% on its chargeable income. A company holding a GBL 1 License is entitled to claim a tax credit on foreign source income at a rate which is the higher of:

(a)

the actual foreign tax paid (including if the Mauritius company holds more than 5% of the issued capital of a company effecting a dividend distribution, a proportionate share of the foreign tax paid by such company) on such income; or

(b)	a deemed foreign tax representing 80% of the Mauritius tax on such income.

The ITA 95 defines ‘foreign source income’ as income which is not derived from Mauritius. This includes, in the case of a corporation holding a GBL 1 License, income derived from transactions with ‘non-residents.’ Because the Fund expects to derive foreign source income only, it will pay tax in Mauritius at an effective maximum rate of 3% on its taxable profits.

Under the ITA 95, dividends paid to shareholders that do not otherwise derive income from Mauritius are not subject to Mauritius income tax. Moreover, there are no withholding taxes on dividends paid by a Mauritian resident company to its non-resident and resident shareholders. Distributions paid to shareholders following a redemption of shares are not subject to Mauritius income tax provided that the shareholder does not hold its shares in the course of trading activities. There is no Mauritius capital gains tax on the disposal of shares. Profits made from the disposal of securities in the course of trading activities may be liable to income tax at the applicable rate. Under ITA 95, interests paid by a corporation holding a GBL 1 License out of its foreign source income to non-residents that do not conduct any business in Mauritius are not subject to Mauritius income tax.

Compliance with the Foreign Account Tax Compliance Act (“FATCA”). On September 27, 2013, the Government of Mauritius and the Government of the United States signed an Agreement for the Exchange of Information Relating to Taxes (the “Agreement”) to set the legal framework to enable the exchange of tax information between the two countries. That was followed by the signing of another agreement known as the Inter-Governmental Agreement (the “Model 1 IGA”) to improve international tax compliance and to implement FATCA. The Agreement provides for the exchange of tax information (upon

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SHAREHOLDER INFORMATION (continued)

request, spontaneous and automatic) between Mauritius and the United States. The Model 1 IGA provides for the automatic reporting and exchange of information in relation to financial accounts held with Mauritius Financial Institutions by U.S. account holders and the reciprocal exchange of information regarding U.S. accounts held by Mauritius residents. According to the Model 1 IGA, Mauritius Financial Institutions are not subject to 30% withholding tax on US source income provided they comply with the requirements of FATCA. The Agreement for the Exchange of Information Relating to Taxes (United States of America—FATCA Implementation) Regulations 2014 (the “FATCA Regulations”) will give effect to both the Agreement and the Model 1 IGA. The FATCA Regulations became operational on August 29, 2014.

Prevention of Money Laundering and Anti-terror Financing in Mauritius. Under the Mauritius Financial Intelligence and Anti-Money Laundering Act 2002, in Mauritius an offence of money laundering carries a fine not exceeding 2,000,000 Mauritius rupees (approximately $69,200) and a term of imprisonment not exceeding 10 years. Consequently, the Fund will carry out a due diligence selection process, based on generally accepted industry norms, prior to accepting investors. This will include but may not be limited to: (a) applying the ‘know your client’ principle by making sure that investors provide valid proof of identification; (b) maintaining records of identification information; (c) determining that potential investors are not known or suspected terrorists by checking their names against a list of known or suspected terrorists; (d) informing investors that information they provide may be used to verify their identity; and (e) monitoring investors’ money transactions, that is, the level of subscriptions. To ensure compliance with the Financial Intelligence and Anti-Money Laundering Act 2002 and the Code on the Prevention of Money Laundering and Terrorist Financing (“Anti Money Laundering Code”) issued by the Financial Services Commission in Mauritius, an investor will be required to provide certain information/documents for the purpose of verifying the identity of the investor and source of funds and obtain confirmation that the subscription monies do not represent, directly or indirectly, the proceeds of any crime. The request for information may be exempted where an investor (other than an agent acting on behalf of underlying principals) is a regulated financial services business based in Mauritius or in an equivalent jurisdiction (that is subject to the supervision of a public authority) or in the case of public companies listed on recognized stock/investment exchanges, as set out in the Anti-Money Laundering Code.

By way of example, an individual will be required to produce a copy of a passport or identification card duly certified by a public authority such as a notary public, the police or an accountant together with evidence of his address, such as a utility bill or bank statement. In the case of corporate applicants, this may require production of a certified copy of the certificate of incorporation (and any change of name) and the memorandum and articles of association (or equivalent), and of the names and residential and business addresses of all directors and beneficial owners, the passport copies and utility bills of directors and controllers as well as due diligence on source of funds of the corporate entity. The details given above are by way of example only and the Fund may request such information and documentation as it considers necessary to verify the identity of an investor. In the event of delay or failure on the part of an investor to produce any information required for verification purposes, the Fund may refuse to accept the application and the subscription monies relating thereto or may refuse to process a redemption request until proper information has been provided.

Indian Tax Status. The taxation of the Subsidiary in India is governed by the provisions of the ITA 1961, the Treaty and the 2016 Protocol.

In order to claim the beneficial provisions of the Treaty (discussed below), the Subsidiary must be a tax resident of Mauritius and should obtain a TRC pertaining to the relevant period from the FSC. Further, the Subsidiary should be eligible for the benefits under the Treaty if it is incorporated in Mauritius and has been issued a TRC by the MRA.

Additionally, under the amendments to the ITA 1961 brought in through the Finance Act, 2013, the Subsidiary may have to provide to the tax authorities such other documents and information, as may be prescribed.

Under amendments to the Income Tax Rules, 1962 dated May 1, 2013, persons seeking to avail of Treaty benefits are required to furnish their return of income (irrespective of whether such income is liable to tax in India or not) from assessment years 2013-2014 onwards in the manner prescribed under the ITA 1961. For purposes of filing tax returns, a permanent account number or PAN (i.e., a taxpayer identification number) is required.

India-Mauritius Double Tax Avoidance Treaty. On May 10, 2016, India and Mauritius entered into a protocol (the “2016 Protocol”) amending the double-tax Treaty between the two countries. The 2016 Protocol went into effect on July 19, 2016. The 2016 Protocol allows India to tax capital gains which arise from alienation of shares of an Indian resident company acquired by a Mauritian tax resident. Under the 2016 Protocol, all existing investments made on or before March 31, 2017 are grandfathered under the pre-existing tax regime under the Treaty (“Grandfathered Investments”), and share transfers made on or after April 1, 2017 are not subject to capital gains tax in India unless other Treaty eligibility conditions are satisfied.

Phasing out capital gains tax exemption. The 2016 Protocol introduces a Limitation of Benefits provision (defined herein), which gives India the ability under its domestic tax laws to tax capital gains earned in India by a Mauritius resident from the sale of shares of an Indian company. Gains made on shares of an Indian company acquired by a Mauritius resident

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entity before April 1, 2017 will continue to be exempt from Indian capital gains tax irrespective of the date on which such shares are sold. Gains made on shares of an Indian company acquired by a Mauritius resident entity on or after April 1, 2017 and sold before March 31, 2019 (the “Transition Period”) will be taxed at 50% of the prevailing Indian capital gains tax rate. However, the reduced tax rate will be contingent on the Mauritius resident entity fulfilling the conditions set out in the Limitation of Benefits provision. Under the Limitation of Benefits provision, a Mauritius resident entity will be entitled to the 50% reduced tax rate on gains during the Transition Period if: (i) it demonstrates that it has a bona fide business period (e.g., its affairs have not been arranged with the primary purpose of benefiting from the reduced tax) and (ii) it is not a shell/conduit company. For purposes of the above, a company is not a shell/conduit company if it incurs expenditures on operations in Mauritius of at least 1.5 million Mauritius rupees (approximately $43,000) in the twelve-month period immediately preceding the date on which the gains arise. Gains made on shares of an Indian company acquired by a Mauritius resident entity on or after April 1, 2017 and sold after March 31, 2019 will be taxed at the full prevailing Indian capital gains tax rate.

Interest income derived by a Mauritius resident bank. Interest income derived by a Mauritius resident bank from debt claims and loans made to an Indian resident entity on or before March 31, 2017 will remain tax-exempt in India, irrespective of the maturity date of such instruments. Interest income derived by a Mauritius resident bank from debt claims and loans made to an Indian resident entity after March 31, 2017 will be subject to a 7.5% withholding tax in India.

Taxation of capital gains arising to the Subsidiary from Grandfathered Investments. If the Subsidiary qualifies as a Mauritius resident entity under Mauritius income tax laws and is eligible for benefits under the Treaty, the Subsidiary will not be taxed on capital gains derived from Grandfathered Investments. Even if the gains earned by the Subsidiary are considered business profits, such capital gains are not taxable in India if the Subsidiary does not have a PE in India. Therefore, if the Subsidiary is a Mauritius resident entity, has a valid TRC and is eligible for Treaty benefits, capital gains to the Subsidiary from the Grandfathered Investments should not be subject to tax in India. However, interest income derived by a Mauritius resident entity from debt claims and loans made to an Indian resident entity after March 31, 2017 will be subject to a 7.5% withholding tax in India.

Taxation of capital gains arising to the Subsidiary from alienation of shares of an Indian resident company during the Transition Period. During the Transition Period, the taxation of capital gains arising to the Subsidiary from alienation of shares of an Indian resident company should be as follows:

(a)

Under the ITA 1961, capital gains from the sale of (a) unlisted shares held for not more than 24 months; and (b) listed shares (off the floor of the stock exchange) held for not more than 12 months should be taxed at the rate of 15% (excluding the applicable surcharge and cess) and (c) capital gains from the sale of unlisted Indian shares should not arise during the Transition Period considering that a holding period of more than 24 months is required in case of long-term capital gains on unlisted shares; and (d) listed shares (off the floor of the stock exchange) held for more than 12 months should be taxed at the rate of 5% (excluding the applicable surcharge and cess) without adjustment for foreign exchange fluctuation;

(b)

The Finance Act, 2012 has exempted from tax the gains arising from the sale of unlisted shares by existing shareholders of a company in an initial public offer (“IPO”). However, such sale shall be subject to Securities transaction tax (“STT”).

Taxation of capital gains arising to the Subsidiary from alienation of shares of an Indian resident company after the Transition Period. After the Transition Period, the taxation of capital gains arising to the Subsidiary from alienation of shares of an Indian resident company should be as under:

(a)

Under the ITA 1961, capital gains from the sale of (a) unlisted shares held for not more than 24 months and (b) listed shares (off the floor of the stock exchange) held for not more than 12 months should be taxed at the rate of 30% (excluding the applicable surcharge and cess); and (c) capital gains from the sale of unlisted Indian shares held for more than 24 months and (d) listed shares (off the floor of the stock exchange) held for more than 12 months should be taxed at the rate of 10% (excluding the applicable surcharge and cess) without adjustment for foreign exchange fluctuation;

(b)

Under the ITA 1961, capital gains from the sale of listed Indian shares on the floor of the stock exchange (held for 12 months or less) where an STT at the specified rates (as discussed below) has been paid should be taxed at the rate of 15% (excluding the applicable surcharge and cess) and those held for more than 12 months where STT has been paid shall be exempt from taxation;

(c)	The Finance Act, 2012 has exempted from tax the gains arising from the sale of unlisted shares by existing shareholders of a company in an IPO. However, such sale shall be subject to STT.

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SHAREHOLDER INFORMATION (continued)

Exposure to Place of Effective Management (“POEM”). The Finance Act, 2015 introduced the concept of POEM to determine the tax residency of a company established outside India. A company established outside India is said to be a tax resident of India in a particular financial year (April 1 to March 31), if its POEM, in that financial year, is in India. The term POEM is defined as the place where key management and commercial decisions that are necessary for the conduct of the business of an entity as a whole, are, in substance made. The CBDT has recently clarified that POEM shall not apply to a company with turnover or gross receipts of 50 crore rupees or less in a financial year.

While the Subsidiary believes that the activities of the Subsidiary or Adviser described in this Prospectus should not lead to a situation where the POEM of the Subsidiary or the Adviser is considered to be in India, there may be a risk that the Indian tax authorities will claim that these activities have resulted in a POEM of the Subsidiary and/or the Adviser in India. If for any reason the activities are held to be a POEM of the Subsidiary and/or the Adviser in India, then the worldwide profits of the Subsidiary would be subject to taxation in India as per the ITA 1961.

If entitled to relief under the Treaty (as described below), the tax treatment in India of income derived by the Subsidiary would be the same as that of an FII registered with SEBI under the FII Regulations under the ITA 1961. The tax consequences for the Subsidiary as an FPI would be as follows:

(i)

Transfer of securities. Securities held by an FPI as of April 1, 2014 pursuant to FPI Regulations are regarded as “capital assets” and, as a corollary, gains derived from their transfer should be considered as capital gains. As a result of this amendment, gains arising on disposal/transfer of a range of listed securities including shares, debentures and eligible derivative instruments as may have been acquired under applicable laws, shall be taxed as capital gains (and not business income) under Indian domestic law.

The Subsidiary will seek to (i) comply with the requirements of the Treaty, (ii) qualify as a tax resident of Mauritius, (iii) maintain its central management and control in Mauritius and (iv) obtain a valid TRC from time to time. On that basis, the Fund’s management believes that the Subsidiary should be able to obtain the benefits of the Treaty benefitting the Fund ultimately. However, there can be no assurance that the Subsidiary will be granted a TRC in the future, or that the Indian government will grant benefits under the Treaty based on the issuance of TRC. In addition, while the validity of the Treaty and its applicability to entities such as the Subsidiary was upheld by the Supreme Court of India, no assurance can be given that the terms of the Treaty will not be subject to re-interpretation or re-negotiation in the future. Any change in the Treaty’s application could have a material adverse effect on the returns of the Fund. Further, it is possible that the Indian tax authorities may take the position that the Subsidiary is not entitled to the benefits of the Treaty notwithstanding the receipt of a TRC.

(ii)

Dividends paid by the Indian companies are exempt from tax in the hands of the Subsidiary, subject to payment of dividend distribution tax by the Indian company upon distribution of dividends at an effective rate of 20.36% (inclusive of applicable surcharge and cess) on such dividends.

(iii)

Under the 2016 Protocol, any interest income from loans made or debt securities held in India are taxable at the rate of (1) 7.5 % under the Treaty provided the Fund qualifies as the beneficial owner of the interest income except in case of interest income with respect to investment in Indian rupee-denominated debts of an Indian company or Government Security (as defined in Section 2(b) of Securities Contracts (Regulation) Act, 1956), which is taxable at the rate of 5% (plus applicable surcharge and education cess) if payable to FPIs on or after June 1, 2013 and before July 1, 2017 and if the rate of interest does not exceed such rate as may be notified by the Government of India. Further, according to the changes introduced by the Finance Act, 2017, effective April 1, 2018, the interest income with respect to investment in rupee-denominated debts of an Indian company or Government Security ( as defined in Section 2(b) of Securities Contracts (Regulation) Act, 1956), should be at the rate of 5% (plus applicable surcharge and education cess) if payable to FPIs on or after June 1, 2013 and before July 1, 2020 and if the rate of interest does not exceed such rate as may be notified by the Government of India.

Securities Transaction Tax. All transactions relating to sale, purchases and redemption of investments made by purchasers or sellers of Indian securities and equity oriented mutual fund units on a recognized stock exchange in India are subject to an STT. The current STT as levied on the transaction value as follows:

•	0.1% payable by the buyer and 0.1% by the seller on the value of transactions of delivery based transfer of an equity share in an Indian company entered in a recognized stock exchange;
•	0.001% on the value of transactions of delivery based sale of a unit of an equity oriented mutual fund entered in a recognized stock exchange, payable by the seller;
•

0.025 % on the value of transactions of non-delivery based sale of an equity share in an Indian company or a unit of an equity oriented mutual fund, entered in a recognized stock exchange payable by the seller;

•	0.05% on the value of transactions of derivatives being options, entered in a recognized stock exchange. STT is to be paid by the seller;

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•	0.01% on the value of transactions of sale of derivatives being futures, entered in a recognized stock exchange. STT is to be paid by the seller;
•	0.001 % on the value of transactions of sale of units of an equity-oriented fund to the mutual fund, payable by the seller in accordance with the Finance Act, 2013;
•	0.125% on the value of transactions of sale of derivatives being options, where the option is exercised, entered in a recognized stock exchange. STT is to be paid by buyer.

The Finance Act, 2012 has exempted from tax the capital gains (under the ITA 1961) arising from the sale of unlisted shares by existing shareholders of a sub-Fund in an IPO. However, such sale is subject to STT at 0.2% of the sale consideration payable by the seller.

Introduction of GAAR. The Finance Act, 2012 introduced GAAR, which became effective April 1, 2017. Under the Finance Act, 2012, upon declaration of an arrangement as an ‘impermissible avoidance agreement’, the tax authorities can disregard entities in a structure, reallocate income and expenditure between parties to the arrangement, alter the tax residence of such entities and the legal situs of assets involved, treat debt as equity and vice versa. The tax authorities also have the power to deny benefits under the Treaty.

The term ‘impermissible avoidance arrangement’ has been defined broadly to mean an arrangement entered into with the main purpose of obtaining a tax benefit and satisfying one or more of the following: (a) non-arm’s length dealings; (b) misuse or abuse of the provisions of the domestic income tax provisions; (c) lack of commercial substance; and (d) arrangement similar to that employed for non-bona fide purposes. Factors such as the holding period of the investment, availability of an exit route and whether taxes have been paid in connection with the arrangement may be relevant but not sufficient for determining commercial substance. An arrangement shall also be deemed to be lacking commercial substance, if it does not have a significant effect upon the business risks, or net cash flows of any party to the arrangement apart from any effect attributable to the tax benefit that would be obtained.

According to a notification issued by the CBDT dated September 23, 2013, only those arrangements which result in a tax benefit of 30 million Indian rupees (approximately $500,000) or more will attract the provisions of GAAR. Further, the provisions of Chapter X-A of the Tax Act (relating to GAAR) are not applicable in respect of any income accruing or arising to, or deemed to accrue or arise to, or received or deemed to be received by any person from transfer of investments made before August 30, 2010 by such person.

The Income Tax Rules, 1962, and subsequent amendments provide that GAAR is not applicable in respect of any income arising from transfer of investments which were made before April 1, 2017. Further, the CBDT has clarified that GAAR will not interplay with the right of the taxpayer to select or choose the method of implementing a transaction. GAAR shall not be invoked merely on the ground that the entity is located in a tax efficient jurisdiction.

Taxation of Indirect Transfer of Indian Assets

The Finance Act, 2012 introduced a provision for the levy of capital gains tax on income arising from the transfer of shares/interest in a company/entity organized outside India which derives, directly or indirectly, its value ‘substantially’ from the assets located in India.

The Finance Act, 2015 introduced the criteria to determine when the share or interest of a foreign company or entity shall be deemed to derive its value ‘substantially’ from the assets (whether tangible or intangible) located in India. The Finance Act, 2015 states that shares derive their value substantially from assets in India if on a specified date the value of such Indian assets (i) exceeds 10 crore rupees (approximately $166,667) and (ii) represents at least 50% of the value of all the assets owned by the company or entity in which shares/interest is being transferred. The value of assets is proposed to be the fair value of such asset, without reduction of liabilities, if any, in respect of the asset. The manner of determination of the fair value of the assets has not been prescribed and is to be provided for by amending the Income Tax Rules, 1962.

The end of the accounting period preceding the date of transfer is proposed to be the ‘specified date’ for the purposes of valuation. However, in a situation when the book value of the assets on the date of transfer exceeds the book value of the assets as of the end of the accounting period preceding the date of transfer by at least 15%, it is proposed that the ‘specified date’ shall be the date of transfer.

The gains arising on transfer of a share or interest deriving, directly or indirectly, its value substantially from assets located in India is proposed to be taxed in India only to the extent income arising from such transfer can be reasonably attributable to assets located in India. This would be relevant where the entity in which shares or interest is transferred also has assets outside India. While the Finance Act, 2015 does not provide for the mechanism determination of income attributable to assets in India, it is proposed to be prescribed subsequently by amending the Income Tax Rules, 1962. These rules have not yet been issued.

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SHAREHOLDER INFORMATION (continued)

Further the Finance Act, 2015 provides for situations in which indirect transfer of Indian assets is proposed to be exempted from taxation. Category I (sovereign funds) and Category II (broad-based funds) FPIs have been exempted by the Finance Act, 2017 from the application of the indirect transfer tax provisions.

The above indirect transfer tax-related provisions could impact the redemption and/or the transfer of the Shareholders’ interests in the Fund. Such taxation should be subject to relief under an applicable tax treaty. However, it would be important to note that the India-US tax treaty, the India-UK tax treaty and certain other treaties do not provide relief from such taxation.

In case of investors situated in a country where treaty relief is available against such taxation, it would be important to note that requirements with respect to obtaining a TRC, submitting certain additional information and filing tax returns (as outlined above) would also be applicable to such shareholders claiming tax treaty relief.

Taxation of Shareholders

For investors in the Fund who are tax residents outside India and who do not carry on any business activities in India, there should be no Indian income tax implications on distributions received from the Fund. However, where shares in the Fund are sold by the investors, gains from such transfer could be subject to tax in India as outlined under the heading “Taxation of Indirect Transfer of Indian Assets” above, subject to applicable tax treaty relief.

Please note that the above description is based on current provisions of Mauritius and Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of the Subsidiary and thus reduce the return to Fund shareholders.

INDEX PROVIDERS

The Africa Index, Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Poland Index, Russia Index, Russia Small-Cap Index and Vietnam Index are published by MV Index Solutions GmbH (“MVIS”), which is a wholly owned subsidiary of the Adviser.

The Israel Index is published by BlueStar Global Investors, LLC (“BlueStar”).

BlueStar and MVIS are referred to herein as the “Index Providers.” The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

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MVISTM GDP AFRICA INDEX

The Africa Index is a rules-based, modified-capitalization-weighted, float-adjusted index and is intended to give investors a means of tracking the overall performance of the publicly traded companies in Africa. The Africa Index includes local listings of companies that are incorporated in Africa and listings of companies incorporated outside of Africa but have at least 50% of their revenues/related assets in Africa. A GDP capping scheme is applied.

To be initially eligible for the Africa Index, stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2016, the Africa Index included 83 securities of companies with a market capitalization range of between approximately $866 million and $64.5 billion and a weighted average market capitalization of $10.3 billion. These amounts are subject to change.

The Africa Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Africa Index. Solactive AG uses its best efforts to ensure that the Africa Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Africa Index to third parties. VanEck Vectors Africa Index ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in VanEck Vectors Africa Index ETF.

The Africa Index is reconstituted and rebalanced quarterly.

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MVISTM BRAZIL SMALL-CAP INDEX

The Brazil Small-Cap Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded small-cap companies that are incorporated in Brazil or that are incorporated outside of Brazil but have at least 50% of their revenues/related assets in Brazil.

To be initially eligible for the Brazil Small-Cap Index, stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2016, the Brazil Small-Cap Index included 55 securities of companies with a market capitalization range of between approximately $256 million and $2.1 billion and a weighted average market capitalization of $1.1 billion. These amounts are subject to change.

The Brazil Small-Cap Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Brazil Small-Cap Index. Solactive AG uses its best efforts to ensure that the Brazil Small-Cap Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Brazil Small-Cap Index to third parties. VanEck Vectors Brazil Small-Cap ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in VanEck Vectors Brazil Small-Cap ETF.

The Brazil Small-Cap Index is reconstituted and rebalanced quarterly.

102

MVISTM EGYPT INDEX

The Egypt Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are incorporated in Egypt or that are incorporated outside of Egypt but have at least 50% of their revenues/related assets in Egypt.

To be initially eligible for the Egypt Index, stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2016, the Egypt Index included 25 securities of companies with a market capitalization range of between approximately $78 million and $4.2 billion and a weighted average market capitalization of $1.0 billion. These amounts are subject to change.

The Egypt Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Egypt Index. Solactive AG uses its best efforts to ensure that the Egypt Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Egypt Index to third parties. VanEck Vectors Egypt Index ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in VanEck Vectors Egypt Index ETF.

The Egypt Index is reconstituted and rebalanced quarterly.

103

MVISTM INDIA SMALL-CAP INDEX

The India Small-Cap Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded small-cap companies that are incorporated in India or that are incorporated outside of India but have at least 50% of their revenues/related assets in India.

To be initially eligible for the India Small-Cap Index, stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2016, the India Small-Cap Index included 155 securities of companies with a market capitalization range of between approximately $106 million and $1.0 billion and a weighted average market capitalization of $527 million. These amounts are subject to change.

The India Small-Cap Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the India Small-Cap Index. Solactive AG uses its best efforts to ensure that the India Small-Cap Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the India Small-Cap Index to third parties. VanEck Vectors India Small-Cap Index ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in VanEck Vectors India Small-Cap Index ETF.

The India Small-Cap Index is reconstituted and rebalanced quarterly.

104

MVISTM INDONESIA INDEX

The Indonesia Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are incorporated in Indonesia or that are incorporated outside of Indonesia but have at least 50% of their revenues/related assets in Indonesia.

To be initially eligible for the Indonesia Index, stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2016, the Indonesia Index included 39 securities of companies with a market capitalization range of between approximately $718 million and $29.4 billion and a weighted average market capitalization of $12.9 billion. These amounts are subject to change.

The Indonesia Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Indonesia Index. Solactive AG uses its best efforts to ensure that the Indonesia Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Indonesia Index to third parties. VanEck Vectors Indonesia Index ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in the VanEck Vectors Indonesia Index ETF.

The Indonesia Cap Index is reconstituted and rebalanced quarterly.

105

BLUESTAR ISRAEL GLOBAL INDEX®

The Israel Index is a rules based, modified capitalization, float adjusted weighted index comprised of equity securities, which may include depositary receipts, of publicly traded companies that are generally considered by the Index Provider to be Israeli companies. The Index Provider considers a range of factors such as domicile, country of company formation/founding, primary location of management, operations and/or research and development facilities, tax status, location of revenues and employees, among other things, when determining whether a company will be included in the Israel Index.

For a company to be considered part of the Israel Index, it must meet at least one quantitative criterion and/or at least two qualitative criteria, below, as decided upon by the BlueStar Index Advisory Committee. If a company meets this requirement, it will be considered an Israeli company and part of the universe of Israeli global equities.

Quantitative criteria:

1)	The company’s tax status is in Israel.
2)	The company is headquartered in Israel.
3)	The company generates at least 50% of its revenues or at least 50% of its operating expenses are derived from operations in Israel.

Qualitative criteria:

1)	The company was founded or formed in Israel.

2)	The company is listed on the Tel Aviv Stock Exchange.

3)	The company has major management, operational, logistical, or R&D facilities in Israel.
4)	The company has a majority of its board of directors or at least two executives domiciled in Israel.
5)

The company’s business results would be materially altered without its Israel based assets. These assets may include, but are not limited to: intellectual and human capital, or licenses to Israeli technology that materially affect revenue or R&D

6)	The company is a subsidiary or non-Israel operating branch of an Israeli company that meets at least one of the quantitative criteria described above.

The Israel Index generally only includes the largest and most liquid companies as well mid-cap and small-cap companies that display sufficient liquidity for global investors. Companies are added or removed by BlueStar Indexes based on the methodology described below. Each component security must not be listed on an exchange in a country which employs restrictions on foreign capital investment such that those restrictions render the component effectively non-investible, as determined by BlueStar Indexes. The Israel Index does not consider exchange-listed limited partnerships to be part of the investable universe of Israeli companies. In cases where a limited partnership’s parent company is included in the Index, the free-float weight of the limited partnership will be added to the parent company’s weight. Constituent stocks of the Israel Index must have a float-adjusted market capitalization of at least $75 million on a rebalancing date to be eligible for the Israel Index. Stocks whose market capitalizations fall below $75 million as of any rebalancing date will no longer be eligible for the Israel Index. Stocks must have a minimum six-month average daily trading volume of at least $250,000 to be eligible for the Israel Index. No single component stock represents more than 12.5% of the weight of the Israel Index. Should a component represent greater than 12.5% of the weight of the Israel Index, the weight shall be modified such that it represents no more than 12.5% of the Israel Index at the conclusion of rebalance periods. The cumulative weight of all components with an individual weight of 5% or greater may not in the aggregate account for more than 50% of the weight of the Israel Index. This particular requirement will be satisfied at the conclusion of the Israel Index’s semi-annual rebalance periods.

As of December 31, 2016, the Israel Index included 117 securities of companies with a market capitalization range of between approximately $50 million and $67 billion and a weighted average market capitalization of $9 billion. These amounts are subject to change.

The Israel Index is the exclusive property of BlueStar Indexes, and is calculated and maintained by Standard & Poor’s based on a methodology developed by BlueStar Indexes in consultation with Standard & Poor’s. The Israel Index is calculated on an end-of-day basis. Information on the Israel Index is freely available on the website of BlueStar Indexes at www.BlueStarIndexes.com.

The Israel Index is reconstituted semi-annually in June and December of each year. Component changes are made after the close on the third Friday of June and December, and become effective at the opening on the next trading day. Companies are added and/or deleted based upon the Israel Index eligibility criteria described above. BlueStar maintains a watch list of securities that might be eligible for inclusion. This list is available on BlueStar’s website. Whenever possible, BlueStar will publicly announce changes to the Israel Index on its publicly available website at least five trading days prior to the effective date.

106

MVISTM POLAND INDEX

The Poland Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are incorporated in Poland or that are incorporated outside of Poland but have at least 50% of their revenues/related assets in Poland.

To be initially eligible for the Poland Index, stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2016, the Poland Index included 25 securities of companies with a market capitalization range of between approximately $1.0 billion and $9.8 billion and a weighted average market capitalization of $4.9 billion. These amounts are subject to change.

The Poland Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Poland Index. Solactive AG uses its best efforts to ensure that the Poland Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Poland Index to third parties. VanEck Vectors Poland ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in VanEck Vectors Poland ETF.

The Poland Index is reconstituted and rebalanced quarterly.

107

MVISTM RUSSIA INDEX

The Russia Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are incorporated in Russia or that are incorporated outside of Russia but have at least 50% of their revenues/related assets in Russia.

To be initially eligible for the Russia Index, stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2016, the Russia Index included 29 securities of companies with a market capitalization range of between approximately $3.5 billion and $68.9 billion and a weighted average market capitalization of $26.9 billion. These amounts are subject to change.

The Russia Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Russia Index. Solactive AG uses its best efforts to ensure that the Russia Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Russia Index to third parties. VanEck Vectors Russia ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in the VanEck Vectors Russia ETF.

The Russia Index is reconstituted and rebalanced quarterly.

108

MVISTM RUSSIA SMALL-CAP INDEX

The Russia Small-Cap Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded small-capitalization companies that are incorporated in Russia or that are incorporated outside of Russia but have at least 50% of their revenues/related assets in Russia.

To be initially eligible for the Russia Small-Cap Index, stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2016, the Russia Small-Cap Index included 25 securities of companies with a market capitalization range of between approximately $258 million and $3.0 billion with a weighted average market capitalization of $1.4 billion. These amounts are subject to change.

The Russia Small-Cap Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Russia Small-Cap Index. Solactive AG uses its best efforts to ensure that the Russia Small-Cap Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Russia Small-Cap Index to third parties. VanEck Vectors Russia Small-Cap ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in VanEck Vectors Russia Small-Cap ETF.

The Russia Small-Cap Index is reconstituted and rebalanced quarterly.

109

MVISTM VIETNAM INDEX

The Vietnam Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are incorporated in Vietnam or that are incorporated outside of Vietnam but have at least 50% of their revenues/related assets in Vietnam.

To be initially eligible for the Vietnam Index, stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2016, the Vietnam Index included 25 securities of companies with a market capitalization range of between approximately $141 million and $8.0 billion and a weighted average market capitalization of $2.1 billion. These amounts are subject to change.

The Vietnam Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Vietnam Index. Solactive AG uses its best efforts to ensure that the Vietnam Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Vietnam Index to third parties. VanEck Vectors Vietnam ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in VanEck Vectors Vietnam ETF.

The Vietnam Index is reconstituted and rebalanced quarterly.

110

LICENSE AGREEMENTS AND DISCLAIMERS

The Adviser has entered into a licensing agreement with MVIS to use each of the Africa Index, Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Poland Index, Russia Index, Russia Small-Cap Index and Vietnam Index. Each of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF is entitled to use its Index pursuant to a sub-licensing arrangement with the Adviser.

The Shares of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF are not sponsored, endorsed, sold or promoted by MVIS. MVIS makes no representation or warranty, express or implied, to the owners of Shares of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF particularly or the ability of the Africa Index, Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Poland Index, Russia Index, Russia Small-Cap Index and Vietnam Index to track the performance of its respective securities market. MVIS’s only relationship to the Adviser is the licensing of certain service marks and trade names and of the Africa Index, Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Poland Index, Russia Index, Russia Small-Cap Index and Vietnam Index that is determined, composed and calculated by MVIS without regard to the Adviser or the Shares of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF. MVIS has no obligation to take the needs of the Adviser or the owners of Shares of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF into consideration in determining, composing or calculating the Africa Index, Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Poland Index, Russia Index, Russia Small-Cap Index and Vietnam Index. MVIS is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF are to be converted into cash. MVIS has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF.

MVIS DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE AFRICA INDEX, BRAZIL SMALL-CAP INDEX, EGYPT INDEX, INDIA SMALL-CAP INDEX, INDONESIA INDEX, POLAND INDEX, RUSSIA INDEX, RUSSIA SMALL-CAP INDEX AND VIETNAM INDEX OR ANY DATA INCLUDED THEREIN AND MVIS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MVIS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF VANECK VECTORS AFRICA INDEX ETF, VANECK VECTORS BRAZIL SMALL-CAP ETF, VANECK VECTORS EGYPT INDEX ETF, VANECK VECTORS INDIA SMALL-CAP INDEX ETF, VANECK VECTORS INDONESIA INDEX ETF, VANECK VECTORS POLAND ETF, VANECK VECTORS RUSSIA ETF, VANECK VECTORS RUSSIA SMALL-CAP ETF AND VANECK VECTORS VIETNAM ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE AFRICA INDEX, BRAZIL SMALL-CAP INDEX, EGYPT INDEX, INDIA SMALL-CAP INDEX, INDONESIA INDEX, POLAND INDEX, RUSSIA INDEX, RUSSIA SMALL-CAP INDEX AND VIETNAM INDEX OR ANY DATA INCLUDED THEREIN. MVIS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE AFRICA INDEX, BRAZIL SMALL-CAP INDEX, EGYPT INDEX, INDIA SMALL-CAP INDEX, INDONESIA INDEX, POLAND INDEX, RUSSIA INDEX, RUSSIA SMALL-CAP INDEX AND VIETNAM INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MVIS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE,

111

LICENSE AGREEMENTS AND DISCLAIMERS (continued)

INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Shares of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Africa Index, Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Poland Index, Russia Index, Russia Small-Cap Index and Vietnam Index and/or its trade mark or its price at any time or in any other respect. The Africa Index, Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Poland Index, Russia Index, Russia Small-Cap Index and Vietnam Index are calculated and maintained by Solactive AG. Solactive AG uses its best efforts to ensure that the Africa Index, Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Poland Index, Russia Index, Russia Small-Cap Index and Vietnam Index are calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Africa Index, Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Poland Index, Russia Index, Russia Small-Cap Index and Vietnam Index to third parties including but not limited to investors and/or financial intermediaries of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF. Neither publication of the Africa Index, Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Poland Index, Russia Index, Russia Small-Cap Index and Vietnam Index by Solactive AG nor the licensing of the Africa Index, Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Poland Index, Russia Index, Russia Small-Cap Index and Vietnam Index or its trade mark for the purpose of use in connection with the VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF constitutes a recommendation by Solactive AG to invest capital in VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF. Solactive AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF’s Prospectus.

The Israel Index is the exclusive property of BlueStar Indexes, and is calculated and maintained by Standard & Poor’s based on a methodology developed by BlueStar Indexes in consultation with Standard & Poor’s. The Israel Index is calculated on an end-of-day basis. Information on the Israel Index is freely available on the website of BlueStar Indexes at www.BlueStarIndexes.com.

The VanEck Vectors Israel ETF is not sponsored, endorsed, sold or promoted by BlueStar. BlueStar makes no representation or warranty, express or implied, to the shareholders of VanEck Vectors Israel ETF or any member of the public regarding the advisability of acquiring, bidding, investing or trading in VanEck Vectors Israel ETF. BlueStar has licensed to the Adviser certain trademarks and trade names of BlueStar and of the Israel Index which is determined, composed and calculated by BlueStar without regard to Adviser or VanEck Vectors Israel ETF and BlueStar has no obligation to take the needs of Adviser or the owners of VanEck Vectors Israel ETF into consideration in determining, composing or calculating the Israel Index. BlueStar is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of VanEck Vectors Israel ETF. BlueStar has no obligation or liability in connection with the administration, marketing or trading of VanEck Vectors Israel ETF.

112

FINANCIAL HIGHLIGHTS

The financial highlights tables which follow are intended to help you understand the Funds’ financial performance for the past five years or as indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report, which is available upon request.

113

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year:

	Africa Index ETF
	For the Year Ended December 31,
	2016		2015	2014	2013	2012
Net asset value, beginning of year	$18.11		$26.20	$30.93	$30.77	$26.06

Income from investment operations:
Net investment income	0.58		0.50	0.64	0.67	1.05
Net realized and unrealized gain (loss) on investments	1.93		(8.20)	(4.61)	0.32	4.72

Total from investment operations	2.51		(7.70)	(3.97)	0.99	5.77

Less:
Dividends from net investment income	(0.53)		(0.39)	(0.76)	(0.83)	(1.06)

Net asset value, end of year	$20.09		$18.11	$26.20	$30.93	$30.77

Total return (a)	13.94%		(29.41)%	(12.86)%	3.24%	22.15%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$66,296		$59,766	$95,645	$108,245	$84,627
Ratio of gross expenses to average net assets	0.83%		0.82%	0.80%	0.93%	0.91%
Ratio of net expenses to average net assets	0.79%		0.79%	0.80%	0.81%	0.80%
Ratio of net expenses, excluding interest expense, to average net assets	0.78	%(c)	0.78%	0.78%	0.78%	0.78%
Ratio of net investment income to average net assets	2.85%		2.05%	2.00%	2.35%	3.63%
Portfolio turnover rate (b)	45%		33%	30%	86%	24%

	Brazil Small-Cap ETF
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.44	$21.23	$29.61	$42.20	$36.35

Income from investment operations:
Net investment income	0.51	0.44	0.88	0.54	0.62
Net realized and unrealized gain (loss) on investments	5.83	(10.83)	(8.37)	(12.58)	5.88

Total from investment operations	6.34	(10.39)	(7.49)	(12.04)	6.50

Less:
Dividends from net investment income	(0.68)	(0.40)	(0.89)	(0.55)	(0.62)
Distributions from net realized capital gains	—	—	—	—	(0.03)

Total dividends and distributions	(0.68)	(0.40)	(0.89)	(0.55)	(0.65)

Net asset value, end of year	$16.10	$10.44	$21.23	$29.61	$42.20

Total return (a)	60.92%	(48.97)%	(25.19)%	(28.58)%	17.86%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$82,898	$65,264	$104,011	$196,891	$552,816
Ratio of gross expenses to average net assets	0.69%	0.72%	0.66%	0.64%	0.64%
Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net expenses, excluding interest expense, to average net assets	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of net investment income to average net assets	3.14%	3.29%	2.99%	1.11%	1.42%
Portfolio turnover rate (b)	44%	57%	64%	33%	76%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(c)	Excludes reimbursement from prior year custodial charge of 0.01%.

114

For a share outstanding throughout each year:

	Egypt Index ETF #
	For the Year Ended December 31,
	2016		2015	2014	2013	2012
Net asset value, beginning of year	$39.01		$59.95	$55.51	$51.00	$38.56

Income from investment operations:
Net investment income	1.17		0.04	0.53	1.13	3.48
Net realized and unrealized gain (loss) on investments	(14.16)		(20.37)	6.67	4.42	12.68

Total from investment operations	(12.99)		(20.33)	7.20	5.55	16.16

Less:
Dividends from net investment income	—		(0.61)	(2.76)	(1.04)	(3.72)

Net asset value, end of year	$26.02		$39.01	$59.95	$55.51	$51.00

Total return (a)	(33.30)%		(33.89)%	12.92%	10.90%	41.94%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$40,985		$26,329	$49,461	$48,571	$36,325
Ratio of gross expenses to average net assets	1.14%		1.07%	0.97%	1.18%	1.08%
Ratio of net expenses to average net assets	1.01%		0.98%	0.97%	0.98%	0.96%
Ratio of net expenses, excluding interest expense, to average net assets	0.94	%(d)	0.94%	0.92%	0.94%	0.94%
Ratio of net investment income to average net assets	1.17%		0.60%	0.63%	2.31%	5.29%
Portfolio turnover rate (b)	56%		57%	69%	78%	50%

	India Small-Cap Index ETF #
	For the Year Ended December 31,
	2016		2015	2014	2013	2012
Net asset value, beginning of year	$43.66		$44.53	$31.31	$44.24	$35.28

Income from investment operations:
Net investment income	0.39		0.06 (c)	0.37	0.25	0.36
Net realized and unrealized gain (loss) on investments	(2.45)		0.42	13.29	(13.04)	8.64

Total from investment operations	(2.06)		0.48	13.66	(12.79)	9.00

Less:
Dividends from net investment income	(0.57)		(1.35)	(0.44)	(0.14)	(0.04)

Net asset value, end of year	$41.03		$43.66	$44.53	$31.31	$44.24

Total return (a)	(4.70)%		1.07%	43.65%	(28.91)%	25.54%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$183,627		$171,370	$272,745	$110,352	$93,999
Ratio of gross expenses to average net assets	0.78%		0.78%	0.92%	1.39%	1.68%
Ratio of net expenses to average net assets	0.78%		0.78%	0.89%	0.93%	0.91%
Ratio of net expenses, excluding interest expense, to average net assets	0.78	%(d)	0.75%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	0.96%		0.13%	0.82%	0.73%	0.28%
Portfolio turnover rate (b)	29%		40%	120%	77%	65%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(c)	Calculated based upon average shares outstanding.
(d)	Excludes reimbursement from prior year custodial charge of 0.01%.
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split. Per share data has been adjusted to give effect to the share split.

115

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period:

	Indonesia Index ETF
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$18.36	$24.32	$20.98	$28.63	$28.48

Income from investment operations:
Net investment income	0.28	0.47	0.53	0.75	0.54
Net realized and unrealized gain (loss) on investments	2.92	(5.98)	3.31	(7.68)	0.12

Total from investment operations	3.20	(5.51)	3.84	(6.93)	0.66

Less:
Dividends from net investment income	(0.25)	(0.45)	(0.50)	(0.72)	(0.51)

Net asset value, end of year	$21.31	$18.36	$24.32	$20.98	$28.63

Total return (a)	17.49%	(22.69)%	18.34%	(24.20)%	2.31%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$85,240	$86,293	$184,831	$183,618	$405,095
Ratio of gross expenses to average net assets	0.68%	0.72%	0.66%	0.67%	0.65%
Ratio of net expenses to average net assets	0.58%	0.58%	0.58%	0.57%	0.59%
Ratio of net expenses, excluding interest expense, to average net assets	0.57%	0.57%	0.57%	0.57%	0.58%
Ratio of net investment income to average net assets	1.05%	1.65%	1.80%	1.95%	1.70%
Portfolio turnover rate (b)	12%	11%	12%	20%	19%

	Israel ETF
	For the Year Ended December 31,			For the Period June 25, 2013(c) through December 31, 2013
	2016	2015	2014
Net asset value, beginning of period	$28.81	$29.56	$30.04	$25.30

Income from investment operations:
Net investment income	0.27	0.32	0.31	0.10
Net realized and unrealized gain (loss) on investments	(1.80)	(0.69)	(0.05)	4.80

Total from investment operations	(1.53)	(0.37)	0.26	4.90

Less:
Dividends from net investment income	(0.26)	(0.38)	(0.28)	(0.16)
Distributions from net realized capital gains	—	—	(0.46)	—
Return of Capital	(0.18)	—	—	—

Total dividends and distributions	(0.44)	(0.38)	(0.74)	(0.16)

Net asset value, end of period	$26.84	$28.81	$29.56	$30.04

Total return (a)	(5.34)%	(1.27)%	0.88%	19.39	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$36,236	$46,091	$44,335	$30,036
Ratio of gross expenses to average net assets	0.92%	0.85%	0.76%	0.94	%(e)
Ratio of net expenses to average net assets	0.60%	0.59%	0.60%	0.59	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.59%	0.59%	0.59%	0.59	%(e)
Ratio of net investment income to average net assets	0.94%	1.04%	1.03%	0.83	%(e)
Portfolio turnover rate (b)	19%	18%	17%	24	%(d)

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(c)	Commencement of operations.
(d)	Not Annualized.
(e)	Annualized.

116

For a share outstanding throughout each year:

	Poland ETF
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.28	$17.99	$22.60	$22.25	$17.24

Income from investment operations:
Net investment income	0.42	0.45	0.80	0.74	0.84
Net realized and unrealized gain (loss) on investments	0.08	(4.72)	(4.61)	0.36	4.99

Total from investment operations	0.50	(4.27)	(3.81)	1.10	5.83

Less:
Dividends from net investment income	(0.29)	(0.44)	(0.80)	(0.75)	(0.82)

Net asset value, end of year	$13.49	$13.28	$17.99	$22.60	$22.25

Total return (a)	3.60%	(23.85)%	(16.90)%	4.92%	33.82%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$13,493	$15,269	$18,886	$30,514	$32,266
Ratio of gross expenses to average net assets	1.30%	1.11%	0.99%	1.07%	1.03%
Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.61%	0.61%
Ratio of net expenses, excluding interest expense, to average net assets	0.60%	0.60%	0.60%	0.61%	0.60%
Ratio of net investment income to average net assets	2.98%	2.69%	2.91%	3.31%	3.79%
Portfolio turnover rate (b)	18%	30%	19%	21%	20%

	Russia ETF
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$14.69	$15.17	$28.69	$29.63	$26.32

Income from investment operations:
Net investment income	0.38	0.50	0.59	0.80	0.73
Net realized and unrealized gain (loss) on investments	6.36	(0.46)	(13.45)	(1.00)	3.31

Total from investment operations	6.74	0.04	(12.86)	(0.20)	4.04

Less:
Dividends from net investment income	(0.34)	(0.52)	(0.66)	(0.74)	(0.73)

Net asset value, end of year	$21.09	$14.69	$15.17	$28.69	$29.63

Total return (a)	45.91%	0.39%	(44.95)%	(0.65)%	15.35%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$2,605,165	$1,735,849	$1,541,945	$1,187,720	$1,634,230
Ratio of gross expenses to average net assets	0.79%	0.72%	0.61%	0.71%	0.63%
Ratio of net expenses to average net assets	0.65%	0.63%	0.61%	0.63%	0.62%
Ratio of net expenses, excluding interest expense and depository receipt fees (c), to average net assets	0.65%	0.62%	0.61%	0.62%	0.62%
Ratio of net investment income to average net assets	2.48%	2.98%	3.92%	2.52%	2.28%
Portfolio turnover rate (b)	22%	33%	23%	27%	41%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(c)	Effective May 1, 2016, the Fund excludes depositary receipt fees in excess of 0.10% of average daily net assets.

117

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year:

	Russia Small-Cap ETF #
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$19.31	$19.60	$42.24	$45.15	$47.58

Income from investment operations:
Net investment income	0.77	0.38	0.91	0.30	0.72
Net realized and unrealized gain (loss) on investments	18.77	(0.29)	(23.14)	(2.01)	(2.22)

Total from investment operations	19.54	0.09	(22.23)	(1.71)	(1.50)

Less:
Dividends from net investment income	(0.81)	(0.38)	(0.41)	(1.20)	(0.93)

Net asset value, end of year	$38.04	$19.31	$19.60	$42.24	$45.15

Total return (a)	101.07%	0.48%	(52.67)%	(3.77)%	(3.17)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$88,755	$35,392	$53,573	$16,191	$8,276
Ratio of gross expenses to average net assets	0.86%	1.19%	0.95%	1.87%	2.21%
Ratio of net expenses to average net assets	0.75%	0.69%	0.68%	0.67%	0.71%
Ratio of net expenses, excluding interest expense and depositary receipt fees (c), to average net assets	0.73%	0.67%	0.67%	0.67%	0.67%
Ratio of net investment income to average net assets	3.28%	1.58%	2.42%	0.59%	1.63%
Portfolio turnover rate (b)	72%	30%	32%	74%	67%

	Vietnam ETF
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$14.78	$18.84	$18.63	$17.06	$14.76

Income from investment operations:
Net investment income	0.39	0.55	0.51	0.59	0.35
Net realized and unrealized gain (loss) on investments	(1.83)	(4.11)	0.21	1.58	2.32

Total from investment operations	(1.44)	(3.56)	0.72	2.17	2.67

Less:
Dividends from net investment income	(0.37)	(0.50)	(0.49)	(0.60)	(0.37)
Return of capital	—	—	(0.02)	—	—

Total dividends and distributions	(0.37)	(0.50)	(0.51)	(0.60)	(0.37)

Net asset value, end of year	$12.97	$14.78	$18.84	$18.63	$17.06

Total return (a)	(9.78)%	(18.87)%	3.95%	12.75%	18.07%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$257,549	$379,231	$468,233	$372,634	$286,672
Ratio of gross expenses to average net assets	0.66%	0.67%	0.66%	0.72%	0.76%
Ratio of net expenses to average net assets	0.66%	0.67%	0.66%	0.72%	0.76%
Ratio of net expenses, excluding interest expense, to average net assets	0.63%	0.65%	0.65%	0.70%	0.74%
Ratio of net investment income to average net assets	2.14%	3.29%	2.32%	2.98%	2.08%
Portfolio turnover rate (b)	47%	67%	67%	48%	54%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(c)	Effective May 1, 2016, the Fund excludes depositary receipt fees in excess of 0.08% of average daily net assets.
#	On July 1, 2013, the Fund effected a 1 for 3 reverse share split. Per share data has been adjusted to give effect to the share split.

118

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the closing trading price of the Shares of each Fund was above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for the most recently completed year and the most recently completed quarter(s), as well as for each of the four previous calendar quarters, when available, can be found at www.vaneck.com.

GENERAL INFORMATION

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of the Funds and the Adviser may purchase and resell Fund shares pursuant to this Prospectus.

OTHER INFORMATION

The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Funds’ SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of a Fund. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds.

The Prospectus, SAI and any other Fund communication do not create any contractual obligations between the Funds’ shareholders and the Trust, the Funds, the Adviser and/or the Trustees. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with the Adviser or other parties who provide services to the Fund.

Dechert LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the Trust’s independent registered public accounting firm and audits the Fund’s financial statements annually.

ADDITIONAL INFORMATION

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds’ Shares. Information about the Funds can be reviewed and copied at the SEC’s Public Reference Room and

119

GENERAL INFORMATION (continued)

information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Funds’ Registration Statement, including this Prospectus, the Funds’ SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520. These documents and other information concerning the Trust also may be inspected at the offices of NYSE Arca (20 Broad Street, New York, New York 10005).

The SAI for the Funds, which has been filed with the SEC, provides more information about the Funds. The SAI for the Funds is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Funds’ investments is available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Funds’ annual and semi-annual reports may be obtained without charge by writing to the Funds at Van Eck Securities Corporation, the Funds’ distributor, at 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling the distributor at the following number: Investor Information: 1.800.826.2333.

Shareholder inquiries may be directed to the Funds in writing to 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling 800.826.2333.

The Funds’ SAI is available at www.vaneck.com.

(Investment Company Act file no. 811-10325)

120

For more detailed information about the Funds, see the SAI dated May 1, 2017, which is incorporated by reference into this Prospectus. Additional information about each of the Funds’ investments is available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Call VanEck at 800.826.2333 to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Funds or to make shareholder inquiries. You may also obtain the SAI or a Fund’s annual or semi-annual reports by visiting the VanEck website at www.vaneck.com.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Transfer Agent: The Bank of New York Mellon SEC Registration Number: 333-123257 1940 Act Registration Number: 811-10325	800.826.2333
INTPRO	vaneck.com

PROSPECTUS MAY 1, 2017

VANECK VECTORS®
Agribusiness ETF	MOO®
Coal ETF	KOL®
Global Alternative Energy ETF	GEX®
Gold Miners ETF	GDX®
Junior Gold Miners ETF	GDXJ®
Natural Resources ETF	HAP®
Oil Refiners ETF	CRAK®
Oil Services ETF	OIH®
Rare Earth/Strategic Metals ETF	REMX®
Solar Energy ETF	KWT®
Steel ETF	SLX®
Unconventional Oil & Gas ETF	FRAK®
UraniumÇNuclear Energy ETF	NLR®

Principal U.S. Listing Exchange for each Fund: NYSE Arca, Inc.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

800.826.2333  vaneck.com

VANECK VECTORS® AGRIBUSINESS ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Agribusiness ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS™ Global Agribusiness Index (the “Agribusiness Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.03%

Total Annual Fund Operating Expenses(a)	0.53%
Fee Waivers and Expense Reimbursement(a)	0.00%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.53%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.56% of the Fund’s average daily net assets per year until at least May 1, 2018. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$54
3	$170
5	$296
10	$665

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Agribusiness Index includes equity securities of companies that generate at least 50% of their revenues from agri-chemicals, animal health and fertilizers, seeds and traits, from farm/irrigation equipment and farm machinery, aquaculture and fishing, livestock, cultivation and plantations (including grain, oil palms, sugar cane, tobacco leafs, grapevines, etc.) and trading of agricultural products. Such companies may include medium-capitalization companies and foreign market issuers. As of December 31, 2016, the Agribusiness Index included

VANECK VECTORS® AGRIBUSINESS ETF (continued)

52 securities of companies with a market capitalization range of between approximately $1.2 billion and $46.1 billion and a weighted average market capitalization of $18.6 billion. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Agribusiness Index by investing in a portfolio of securities that generally replicates the Agribusiness Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Agribusiness Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Agribusiness Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Agribusiness Index concentrates in an industry or group of industries. As of December 31, 2016, the Agribusiness Index was concentrated in agricultural companies and the basic materials and consumer staples sectors, and each of the health care and industrials sectors represented a significant portion of the Agribusiness Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in Agriculture Companies. Economic forces affecting the agricultural sector and related industries, including forces affecting agricultural commodity prices, labor costs, and energy and financial markets, as well as government policies and regulations, such as taxes, tariffs, duties, subsidies and import and export restrictions, could adversely affect the Fund’s portfolio companies and, thus, the Fund’s financial situation and profitability. Agricultural production and trade flows are significantly affected by government policies and regulations. In addition, the Fund’s portfolio companies must comply with a broad range of environmental and food safety laws and regulations which could adversely affect the Fund. Additional or more stringent environmental and food safety laws and regulations may be enacted in the future and such changes could have a material adverse effect on the business of the Fund’s portfolio companies.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Agribusiness Index, may negatively affect the Fund’s ability to replicate the performance of the Agribusiness Index.

Risk of Investing in the Basic Materials Sector. To the extent that the Fund continues to be concentrated in the basic materials sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Staples Sector. To the extent that the Fund continues to be concentrated in the consumer staples sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the consumer staples sector. These companies may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending.

Risk of Investing in the Health Care Sector. To the extent that the health care sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the health care sector. Companies in the health care sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and are subject to extensive litigation based on product liability and similar claims.

Risk of Investing in the Industrials Sector. To the extent that the industrials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Risk of Investing in Medium-Capitalization Companies. Medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. Returns on investments in securities of medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions partially for cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Agribusiness Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Agribusiness Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Agribusiness Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the Agribusiness Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Agribusiness Index. Errors in the Agribusiness Index data, the Agribusiness Index computations and/or the construction of the Agribusiness Index in accordance with its

VANECK VECTORS® AGRIBUSINESS ETF (continued)

methodology may occur from time to time and may not be identified and corrected by the Agribusiness Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Agribusiness Index, or invest in them in the exact proportions in which they are represented in the Agribusiness Index, due to legal restrictions or limitations imposed by the governments of certain countries, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Agribusiness Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Agribusiness Index is not based on fair value prices), the Fund’s ability to track the Agribusiness Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Agribusiness Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Agribusiness Index.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Agribusiness Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Agribusiness Index concentrates in a particular sector or sectors or industry or group of industries.

To the extent that the Fund continues to be concentrated in agricultural companies and each of the basic materials and consumer staples sectors, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those companies and those sectors will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns(%)—Calendar Years

Best Quarter:	26.43%	3Q ’10
Worst Quarter:	-40.15%	3Q ’08

Average Annual Total Returns for the Periods Ended December 31, 2016

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (8/31/2007)

VanEck Vectors Agribusiness ETF (return before taxes)	12.74%	4.13%	4.13%
VanEck Vectors Agribusiness ETF (return after taxes on distributions)	12.06%	3.48%	3.73%
VanEck Vectors Agribusiness ETF (return after taxes on distributions and sale of Fund Shares)	7.56%	3.11%	3.22%
MVIS Global Agribusiness Index (reflects no deduction for fees, expenses or taxes)*	12.51%	4.30%	4.51%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.88%

*

Prior to March 18, 2013, the Fund sought to replicate an index called the DAXglobal® Agribusiness Index. Therefore index data prior to March 18, 2013 reflects that of the DAXglobal® Agribusiness Index. From March 18, 2013 forward, the index data reflects that of the MVIS Global Agribusiness Index. All index history reflects a blend of the performance of the aforementioned indexes.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

VANECK VECTORS® AGRIBUSINESS ETF (continued)

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	August 2007
George Chao	Portfolio Manager	December 2007

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 80 of this Prospectus.

VANECK VECTORS® COAL ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Coal ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS™ Global Coal Index (the “Coal Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.12%

Total Annual Fund Operating Expenses(a)	0.62%
Fee Waivers and Expense Reimbursement(a)	-0.03%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.59%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2018. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$60
3	$196
5	$343
10	$771

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Coal Index includes companies in the global coal industry that generate at least 50% of their revenues from coal operation (production, mining and cokeries), transportation of coal, production of coal mining equipment as well as from storage and trade. Such companies may include small- and medium-capitalization companies and foreign and emerging market issuers. As of December 31, 2016, the Coal Index included 25 securities of companies with a market capitalization range of between approximately $315 million and

VANECK VECTORS® COAL ETF (continued)

$11.4 billion and a weighted average market capitalization of $3.8 billion. As of December 31, 2016, approximately 46% of the Fund’s investments consisted of securities of Asian issuers, including Chinese issuers. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Coal Index by investing in a portfolio of securities that generally replicates the Coal Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Coal Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Coal Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Coal Index concentrates in an industry or group of industries. As of December 31, 2016, the Coal Index was concentrated in the coal industry and the energy sector, and each of the basic materials and industrials sectors represented a significant portion of the Coal Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in Coal Companies. The profitability of companies in the coal industry is related to worldwide energy prices and costs related to exploration and production. Such companies also are subject to risks of changes in exchange rates, international politics and government regulation, taxes, world events, terrorist attacks, the success of exploration projects, depletion of resources and economic conditions, reduced demand as a result of increases in energy efficiency and energy conservation efforts, as well as market, economic and political risks of the countries where energy companies are located or do business.

Coal prices declined significantly in recent years and remain at lower levels, which has adversely impacted companies operating in the coal industry. Events in individual countries or regions which have a significant presence in the global coal markets, including regulatory changes, may also impact the global price of coal. Coal exploration and mining can be significantly affected by natural disasters. In addition, coal companies may be at risk for environmental damage claims, litigation and negative publicity and perception, and are subject to extensive federal, state, local and international environmental laws and regulations regarding air emissions and the disposal of hazardous materials.

A primary risk of the coal industry is the competitive risk associated with the prices of alternative fuels, such as natural gas and oil, and alternative energy sources such as hydroelectric and nuclear power. For example, consumers of coal often have the ability to switch between the use of coal, oil or natural gas. As a result, during periods when competing fuels are less expensive, the revenues of companies in the coal industry may decline with a corresponding impact on earnings. Additionally, the markets and prices for coal are affected by technological developments in the traditional and alternative industries, energy, environmental, fiscal and other governmental programs and policies, weather conditions, global coal inventories, production rates and production costs.

Special Risk Considerations of Investing in Asian Issuers. The Fund invests in securities issued by Asian issuers and, accordingly, may be subject to the risk of investing in such issuers. Investment in securities of issuers in Asia involves risks and special considerations not typically associated with investment in the U.S. securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the Fund to higher action costs or greater uncertainty than investments in more developed securities markets. Such risks may adversely affect the value of the Fund’s investments.

Special Risk Considerations of Investing in Chinese Issuers. A significant portion of the Coal Index may be comprised of securities of Chinese issuers, including issuers located outside of China that generate significant revenues from China. Investing in securities of Chinese companies involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) market volatility caused by any potential regional or territorial conflicts or natural disasters and (x) the risk of increased trade tariffs, embargoes and other trade limitations. In addition, the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. The Chinese government may do so in the future as well, potentially having a significant adverse effect on economic conditions in China.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Coal Index, may negatively affect the Fund’s ability to replicate the performance of the Coal Index.

Risk of Investing in the Basic Materials Sector. To the extent that the basic materials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Energy Sector. To the extent that the Fund continues to be concentrated in the energy sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the

VANECK VECTORS® COAL ETF (continued)

energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources, the cost of providing the specific utility services and other factors that they cannot control. Recently, oil prices continue to remain at low levels following a significant decrease. Oil prices are subject to significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Risk of Investing in the Industrials Sector. To the extent that the industrials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions partially for cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Coal Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Coal Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Coal Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the Coal Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Coal Index. Errors in the Coal Index data, the Coal Index computations and/or the construction of the Coal Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Coal Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Coal Index, or invest in them in the exact proportions in which they are represented in the Coal Index, due to legal restrictions or limitations imposed by the governments of certain countries, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Coal Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Coal Index is not based on fair value prices), the Fund’s ability to track the Coal Index may be adversely affected. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Coal Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Coal Index.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Coal Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Issuer-Specific Changes Risk. The value of individual securities or particular types of securities in the Fund’s portfolio can be more volatile than the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Coal Index is comprised of securities of a limited number of companies.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Coal Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in the coal industry and the energy sector, the Fund will be subject to the

VANECK VECTORS® COAL ETF (continued)

risk that economic, political or other conditions that have a negative effect on that industry and that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns (%)—Calendar Years

Best Quarter:	67.80%	2Q ‘09
Worst Quarter:	-34.66%	3Q ‘11

Average Annual Total Returns for the Periods Ended December 31, 2016

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (1/10/2008)

VanEck Vectors Coal ETF (return before taxes)	99.10%	-15.54%	-10.85%
VanEck Vectors Coal ETF (return after taxes on distributions)	98.59%	-16.04%	-11.20%
VanEck Vectors Coal ETF (return after taxes on distributions and sale of Fund Shares)	56.50%	-10.79%	-7.16%
MVIS Global Coal Index (reflects no deduction for fees, expenses or taxes)*	99.19%	-15.30%	-10.39%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	7.52%

*

Prior to September 24, 2012, the Fund sought to replicate an index called the Stowe Global Coal IndexSM. Therefore index data prior to September 24, 2012 reflects that of the Stowe Global Coal IndexSM. From September 24, 2012 forward, the index data reflects that of the MVIS Global Coal Index. All index history reflects a blend of the performance of the aforementioned indexes.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao Hung (Peter) Liao	Portfolio Manager	January 2008
George Chao	Portfolio Manager	January 2008

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 80 of this Prospectus.

VANECK VECTORS® GLOBAL ALTERNATIVE ENERGY ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Global Alternative Energy ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Ardour Global IndexSM (Extra Liquid) (the “Ardour Global Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.14%

Total Annual Fund Operating Expenses(a)	0.64%
Fee Waivers and Expense Reimbursement(a)	-0.02%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.62%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.62% of the Fund’s average daily net assets per year until at least May 1, 2018. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$63
3	$203
5	$355
10	$796

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in stocks of companies primarily engaged in the business of alternative energy. Such companies may include small- and medium-capitalization companies and foreign issuers. Alternative energy refers to the generation of power through environmentally friendly, non traditional sources. It includes power derived principally from bio-fuels (such as ethanol), bio mass, wind, solar, hydro and geothermal sources and also includes the various technologies that support the production, use and storage of these sources. As of December 31, 2016, the Ardour Global Index included 30 securities of companies with a market capitalization range of between approximately $477.7 million and $34.4 billion and a weighted average market capitalization of $10.1 billion. As of December 31, 2016, approximately 28% of the Fund’s investments consisted of securities of European issuers. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders. Under normal market conditions, the Fund intends to invest at least 30% of its assets in the securities of non-U.S. companies located in at least three different countries.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Ardour Global Index by investing in a portfolio of securities that generally replicates the Ardour Global Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Ardour Global Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Ardour Global Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies. The Fund normally invests at least 80% of its total assets in securities that comprise the Ardour Global Index.

The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Ardour Global Index concentrates in an industry or group of industries. As of December 31, 2016, the Ardour Global Index was concentrated in alternative energy companies and the industrials sector, and each of the consumer discretionary, information technology and utilities sectors represented a significant portion of the Ardour Global Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in Alternative Energy Companies. Alternative energy refers to the generation of power through environmentally friendly sources that can replace or supplement traditional fossil-fuel sources. It includes power derived principally from bio fuels (such as ethanol), bio mass, wind, solar, hydro and geothermal sources and also includes the various technologies that support the production, use and storage of these sources.

The alternative energy industry may be significantly affected by the competition from new and existing market entrants, obsolescence of technology, short product cycles, production spending, varying prices and profits, commodity price volatility, changes in exchange rates, imposition of import controls, depletion of resources, seasonal weather conditions, technological developments and general economic conditions, market sentiment, fluctuations in energy prices and supply and demand of alternative energy fuels, fluctuations in the price of oil and gas, energy conservation efforts, the success of exploration projects, tax and other government regulations and international political events. Additionally, adverse weather conditions may cause fluctuations in renewable energy generation and adversely affect the cash flows associated with these assets.

Further, the alternative energy industry may be subject to risks associated with hazardous materials and can be significantly and adversely affected by legislation resulting in more strict government regulations and enforcement policies and specific expenditures for environmental cleanup efforts. On the other hand, if the government reduces environmental regulations or their enforcement, companies that produce products designed to provide a clean environment, and in which the Fund invests, are less likely to prosper. Shares of companies involved in the alternative energy industry have been more volatile than shares of companies operating in more established industries. Certain valuation methods currently used to value companies involved in the alternative energy industries have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to further increase the volatility of certain alternative and transitional energy company share prices. If government subsidies and incentives for alternative energy sources are reduced or eliminated, the demand for alternative energy may decline and cause corresponding declines in the revenues and profits of companies engaged in the alternative energy industry. In addition, changes in U.S., European and other governments’ policies towards alternative energy technology also may have an adverse effect on the Fund’s performance. Furthermore, the Fund may invest in the shares of companies with a limited operating history, some of which may never have operated profitably. Investment in young companies with a short operating history is generally riskier than investing in companies with a longer operating history. The Fund will carry greater risk and may be more volatile than a portfolio composed of securities issued by companies operating in a wide variety of different or more established industries.

Special Risk Considerations of Investing in European Issuers. The Fund may invest in securities issued by European issuers and, accordingly, may be subject to the risk of investing in such issuers. Investment in securities of issuers in Europe

VANECK VECTORS® GLOBAL ALTERNATIVE ENERGY ETF (continued)

involves risks and special considerations not typically associated with investment in the U.S. securities markets. The Economic and Monetary Union (“EMU”) of the European Union (“EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In addition, in a referendum held on June 23, 2016, voters in the United Kingdom (“UK”) voted to leave the EU, creating economic and political uncertainty in its wake. On March 29, 2017, the UK formally triggered the process of leaving the EU by invoking Article 50 of the Treaty on European Union. Significant uncertainty exists regarding the timing of the UK’s withdrawal from the EU and the effects such withdrawal will have on the euro, European economies and global markets.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Ardour Global Index, may negatively affect the Fund’s ability to replicate the performance of the Ardour Global Index.

Risk of Investing in the Consumer Discretionary Sector. To the extent that the consumer discretionary sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Industrials Sector. To the extent that the Fund continues to be concentrated in the industrials sector, the Fund will be sensitive to changes in, and its performance will depend on to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Risk of Investing in the Information Technology Sector. To the extent that the information technology sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Risk of Investing in the Utilities Sector. To the extent that the utilities sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a great extent on, the overall condition of the utilities sector. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, difficulty in raising adequate amounts of capital and governmental limitation on rates charged to customers.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions partially for cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Ardour Global Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Ardour Global Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Ardour Global Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the Ardour Global Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Ardour Global Index. Errors in the Ardour Global Index data, the Ardour Global Index computations and/or the construction of the Ardour Global Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Ardour Global Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Ardour Global Index, or invest in them in the exact proportions in which they are represented in the Ardour Global Index, due to legal restrictions or limitations imposed by the governments of certain countries, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Ardour Global Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Ardour Global Index is not based on fair value prices), the Fund’s ability to track the Ardour Global Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Ardour Global Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Ardour Global Index.

VANECK VECTORS® GLOBAL ALTERNATIVE ENERGY ETF (continued)

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Ardour Global Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Ardour Global Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in alternative energy companies and the industrials sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those companies and that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five years and since inception periods compared with the Fund’s benchmark index and broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns (%)—Calendar Years

Best Quarter:	33.37%	2Q ‘09
Worst Quarter:	-39.42%	4Q ‘08

Average Annual Total Returns for the Periods Ended December 31, 2016

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (5/3/2007)

VanEck Vectors Global Alternative Energy ETF (return before taxes)	-5.26%	10.26%	-7.48%
VanEck Vectors Global Alternative Energy ETF (return after taxes on distributions)	-5.84%	9.89%	-7.77%
VanEck Vectors Global Alternative Energy ETF (return after taxes on distributions and sale of Fund Shares)	-2.70%	8.05%	-5.26%
Ardour Global IndexSM (Extra Liquid) (reflects no deduction for fees, expenses or taxes)	-6.03%	9.67%	-7.85%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.49%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	May 2007
George Chao	Portfolio Manager	December 2007

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 80 of this Prospectus.

VANECK VECTORS® GOLD MINERS ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Gold Miners ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the NYSE Arca Gold Miners Index (the “Gold Miners Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.01%

Total Annual Fund Operating Expenses(a)	0.51%
Fee Waivers and Expense Reimbursement(a)	0.00%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.51%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.53% of the Fund’s average daily net assets per year until at least May 1, 2018. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$52
3	$164
5	$285
10	$640

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in common stocks and depositary receipts of companies involved in the gold mining industry. Such companies may include small- and medium-capitalization companies and foreign issuers. The Gold Miners Index is a modified market-capitalization weighted index primarily comprised of publicly traded companies involved in the mining for gold and silver. The weight of companies whose revenues are more significantly exposed to silver mining will not exceed 20% of the Gold Miners Index at rebalance. As of December 31, 2016, the Gold Miners Index included 51 securities of companies with a market capitalization range of between approximately $580 million and

$18.6 billion and a weighted average market capitalization of $8.4 billion. As of December 31, 2016, approximately 54% of the Fund’s investments consisted of securities of Canadian issuers. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Gold Miners Index by investing in a portfolio of securities that generally replicates the Gold Miners Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Gold Miners Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Gold Miners Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies. The Fund normally invests at least 80% of its total assets in securities that comprise the Gold Miners Index.

The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Gold Miners Index concentrates in an industry or group of industries. As of December 31, 2016, the Gold Miners Index was concentrated in the gold mining industry.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in Gold and Silver Mining Companies. The Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of gold and silver mining companies. Investments related to gold and silver are considered speculative and are affected by a variety of factors. Competitive pressures may have a significant effect on the financial condition of gold and silver mining companies. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion, respectively, and may be adversely affected by a variety of worldwide economic, financial and political factors. The price of gold has fluctuated in recent years and may continue to fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments. Fluctuation in the prices of gold and silver may be due to a number of factors, including changes in inflation and changes in industrial and commercial demand for metals. Additionally, increased environmental or labor costs may depress the value of metal investments. In times of significant inflation or great economic uncertainty, gold, silver and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Fund’s returns. If a natural disaster or other event with a significant economic impact occurs in a region where the companies in which the Fund invests operate, such disaster or event could negatively affect the profitability of such companies and, in turn, the Fund’s investment in them.

Special Risk Considerations of Investing in Canadian Issuers. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in natural resources sectors could have an adverse impact on the Canadian economy. Additionally, the Canadian economy is heavily dependent on relationships with certain key trading partners including the United States, countries in the European Union and China. Because the United States is Canada’s largest trading partner and foreign investor, the Canadian economy is dependent on and may be significantly affected by the U.S. economy. Reduction in spending on Canadian products and services or changes in the U.S. economy may adversely impact the Canadian economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, all three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which addressed economic and security related issues. These agreements may further increase Canada’s dependency on the U.S. economy. Uncertainty as to the future of NAFTA may cause a decline in the value of the Fund’s Shares. Past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market and such demands may continue to have this effect in the future. In addition, certain sectors of Canada’s economy may be subject to foreign ownership limitations. This may negatively impact the Fund’s ability to invest in Canadian issuers and to track the Gold Miners Index.

VANECK VECTORS® GOLD MINERS ETF (continued)

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Gold Miners Index, may negatively affect the Fund’s ability to replicate the performance of the Gold Miners Index.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Gold Miners Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Gold Miners Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Gold Miners Index, which are not factored into the return of the Gold Miners Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Gold Miners Index. Errors in the Gold Miners Index data, the Gold Miners Index computations and/or the construction of the Gold Miners Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Gold Miners Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Gold Miners Index, or invest in them in the exact proportions in which they are represented in the Gold Miners Index, due to legal restrictions or limitations imposed by the governments of certain countries, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Gold Miners Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Gold Miners Index is not based on fair value prices), the Fund’s ability to track the Gold Miners Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Gold Miners Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Gold Miners Index.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Gold Miners Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Gold Miners Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in the gold mining industry, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

VANECK VECTORS® GOLD MINERS ETF (continued)

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and ten year periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns(%)—Calendar Years

Best Quarter:	45.85%	1Q ‘16
Worst Quarter:	-35.32%	2Q ‘13

Average Annual Total Returns for the Periods Ended December 31, 2016

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Past Ten Years

VanEck Vectors Gold Miners ETF (return before taxes)	52.91%	-15.87%	-5.63%
VanEck Vectors Gold Miners ETF (return after taxes on distributions)	52.81%	-16.04%	-5.80%
VanEck Vectors Gold Miners ETF (return after taxes on distributions and sale of Fund Shares)	30.02%	-10.98%	-3.96%
NYSE Arca Gold Miners Index (reflects no deduction for fees, expenses or taxes)	54.35%	-15.40%	-5.14%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	May 2006
George Chao	Portfolio Manager	December 2007

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 80 of this Prospectus.

VANECK VECTORS® JUNIOR GOLD MINERS ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Junior Gold Miners ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS™ Global Junior Gold Miners Index (the “Junior Gold Miners Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.02%

Total Annual Fund Operating Expenses(a)	0.52%
Fee Waivers and Expense Reimbursement(a)	0.00%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.52%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.56% of the Fund’s average daily net assets per year until at least May 1, 2018. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$53
3	$167
5	$291
10	$653

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Fund will normally invest at least 80% of its total assets in companies that are involved in the gold mining industry (the “80% policy”). The Junior Gold Miners Index includes companies that generate at least 50% of their revenues from gold and/or silver mining/royalties/streaming or have mining projects with the potential to generate at least 50% of their revenues from gold and/or silver when developed. Such companies may include small- and medium-capitalization companies and foreign issuers. As of December 31, 2016, the

VANECK VECTORS® JUNIOR GOLD MINERS ETF (continued)

Junior Gold Miners Index included 48 securities of companies with a market capitalization range of between approximately $148 million and $1.8 billion and a weighted average market capitalization of $969 million. As of December 31, 2016, approximately 11% and 70% of the Fund’s investments consisted of securities of Australian and Canadian issuers, respectively. These amounts are subject to change. The Fund’s 80% policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Junior Gold Miners Index by investing in a portfolio of securities that generally replicates the Junior Gold Miners Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Junior Gold Miners Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Junior Gold Miners Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies. As of December 31, 2016, approximately 84% of the Junior Gold Miners Index was comprised of securities of companies that are involved in the gold mining industry.

The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Junior Gold Miners Index concentrates in an industry or group of industries. As of December 31, 2016, the Junior Gold Miners Index was concentrated in the gold mining industry and the silver mining industry represented a significant portion of the Junior Gold Miner’s Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in Gold and Silver Mining Companies. The Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining companies. Investments related to gold and silver are considered speculative and are affected by a variety of factors. Competitive pressures may have a significant effect on the financial condition of gold mining and silver mining companies. Also, gold and silver mining companies are highly dependent on the price of gold bullion and silver bullion, respectively, and may be adversely affected by a variety of worldwide economic, financial and political factors. The price of gold has fluctuated in recent years and may continue to fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments. Fluctuation in the prices of gold and silver may be due to a number of factors, including changes in inflation and changes in industrial and commercial demand for metals. Additionally, increased environmental or labor costs may depress the value of metal investments.

In particular, a drop in the price of gold and/or silver bullion would particularly adversely affect the profitability of small- and medium-capitalization mining companies and their ability to secure financing. Furthermore, companies that are only in the exploration stage are typically unable to adopt specific strategies for controlling the impact of the price of gold or silver. In times of significant inflation or great economic uncertainty, gold, silver and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Fund’s returns. If a natural disaster or other event with a significant economic impact occurs in a region where the companies in which the Fund invests operate, such disaster or event could negatively affect the profitability of such companies and, in turn, the Fund’s investment in them.

A significant amount of the companies in the Junior Gold Miners Index may be early stage mining companies that are in the exploration stage only or that hold properties that might not ultimately produce gold or silver. The exploration and development of mineral deposits involve significant financial risks over a significant period of time which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, many early stage miners operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an early stage mining company than for a more established counterpart.

Special Risk Considerations of Investing in Australian Issuers. Investments in Australian issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the agricultural and mining sectors. This makes the Australian economy susceptible to fluctuations in the commodity markets. Australia is also dependent on trading with key trading partners.

Special Risk Considerations of Investing in Canadian Issuers. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in natural resources sectors could have an adverse impact on the Canadian economy. Additionally, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States, countries in the European Union and China. Because the United States is Canada’s largest trading partner and foreign investor, the Canadian economy is dependent on and may be significantly affected by the U.S. economy. Reduction in spending on Canadian products and services or changes in the U.S. economy may adversely impact the Canadian economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, all three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which addressed economic and security related issues. These agreements may further increase Canada’s dependency on the U.S. economy. Uncertainty as to the future of NAFTA may cause a decline in the value of the Fund’s Shares. Past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market and such demands may continue to have this effect in the future. In addition, certain sectors of Canada’s economy may be subject to foreign ownership limitations. This may negatively impact the Fund’s ability to invest in Canadian issuers and to track the Junior Gold Miners Index.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Junior Gold Miners Index, may negatively affect the Fund’s ability to replicate the performance of the Junior Gold Miners Index.

Portfolio Turnover Risk. As a result of changes to the Junior Gold Miners Index effective June 17, 2017, it is anticipated that the Fund will have high portfolio turnover in seeking to track the Junior Gold Miners Index, which will result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity

VANECK VECTORS® JUNIOR GOLD MINERS ETF (continued)

securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Junior Gold Miners Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Junior Gold Miners Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Junior Gold Miners Index, which are not factored into the return of the Junior Gold Miners Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value ("NAV") to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Junior Gold Miners Index. Errors in the Junior Gold Miners Index data, the Junior Gold Miners Index computations and/or the construction of the Junior Gold Miners Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Junior Gold Miners Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Junior Gold Miners Index, or invest in them in the exact proportions in which they are represented in the Junior Gold Miners Index, due to legal restrictions or limitations imposed by the governments of certain countries, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Junior Gold Miners Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Junior Gold Miners Index is not based on fair value prices), the Fund’s ability to track the Junior Gold Miners Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Junior Gold Miners Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Junior Gold Miners Index.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Junior Gold Miners Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The

Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Junior Gold Miners Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in the gold mining industry, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns(%)—Calendar Years

Best Quarter:	52.71%	2Q ’16
Worst Quarter:	-45.36%	2Q ’13

VANECK VECTORS® JUNIOR GOLD MINERS ETF (continued)

Average Annual Total Returns for the Periods Ended December 31, 2016

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (11/10/09)

VanEck Vectors Junior Gold Miners ETF (return before taxes)	73.75%	-18.50%	-11.83%
VanEck Vectors Junior Gold Miners ETF (return after taxes on distributions)	70.10%	-19.13%	-12.83%
VanEck Vectors Junior Gold Miners ETF (return after taxes on distributions and sale of Fund Shares)	41.65%	-12.63%	-7.76%
MVIS Global Junior Gold Miners Index (reflects no deduction for fees, expenses or taxes)	75.09%	-18.02%	-11.41%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	12.93%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	November 2009
George Chao	Portfolio Manager	November 2009

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 80 of this Prospectus.

VANECK VECTORS® NATURAL RESOURCES ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Natural Resources ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the VanEck™ Natural Resources Index (the “Natural Resources Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder expenses (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.27%

Total Annual Fund Operating Expenses(a)	0.77%
Fee Waivers and Expense Reimbursement(a)	-0.27%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.50%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.49% of the Fund’s average daily net assets per year until at least May 1, 2018. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$51
3	$219
5	$401
10	$929

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Natural Resources Index is comprised of publicly traded companies engaged (derive greater than 50% of revenues from applicable sources) in the production and distribution of commodities and commodity-related products and services in the following sectors: 1) Agriculture; 2) Alternatives (Water & Alternative Energy); 3) Base and Industrial Metals; 4) Energy; 5) Forest Products; and 6) Precious Metals. Such companies may include small- and medium-capitalization companies and foreign issuers. As of December 31, 2016, the Natural Resources Index included 310 securities of companies with a market capitalization range of between approximately $178.5 million and $374.3 billion and a weighted average market capitalization

VANECK VECTORS® NATURAL RESOURCES ETF (continued)

of $43.9 billion. As of December 31, 2016, approximately 26% of the Fund’s investments consisted of securities of European issuers. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be change without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Natural Resources Index by investing in a portfolio of securities that generally replicates the Natural Resources Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Natural Resources Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Natural Resources Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Natural Resources Index concentrates in an industry or group of industries. As of December 31, 2016, the Natural Resources Index was concentrated in natural resources companies and the basic materials and energy sectors, and the consumer staples sector represented a significant portion of the Natural Resources Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in Natural Resources Companies. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the natural resources sector. Investments in natural resources and the natural resources sector, which include agriculture, alternatives (e.g., water and alternative energy), base and industrial metals, energy, forest products and precious metals, can be significantly affected by events relating to these industries, including international political and economic developments, embargoes, tariffs, inflation, weather and natural disasters, livestock diseases, limits on exploration, often rapid changes in the supply and demand for natural resources and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of operating companies. Companies engaged in the sectors listed above may be adversely affected by changes in government policies and regulations, technological advances and/or obsolescence, environmental damage claims, energy conservation efforts, the success of exploration projects, limitations on the liquidity of certain natural resources and commodities and competition from new market entrants. Changes in general economic conditions, including commodity price volatility, changes in exchange rates, imposition of import controls, rising interest rates, prices of raw materials and other commodities, depletion of resources and labor relations, could adversely affect the Fund’s portfolio companies.

Special Risk Considerations of Investing in European Issuers. The Fund may invest in securities issued by European issuers and, accordingly, may be subject to the risk of investing in such issuers. Investment in securities of issuers in Europe involves risks and special considerations not typically associated with investment in the U.S. securities markets. The Economic and Monetary Union (“EMU”) of the European Union (“EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In addition, in a referendum held on June 23, 2016, voters in the United Kingdom (“UK”) voted to leave the EU, creating economic and political uncertainty in its wake. On March 29, 2017, the UK formally triggered the process of leaving the EU by invoking Article 50 of the Treaty on European Union. Significant uncertainty exists regarding the timing of the UK’s withdrawal from the EU and the effects such withdrawal will have on the euro, European economies and global markets.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Natural Resources Index, may negatively affect the Fund’s ability to replicate the performance of the Natural Resources Index.

Risk of Investing in the Basic Materials Sector. To the extent that the Fund continues to be concentrated in the basic materials sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Staples Sector. To the extent that the consumer staples sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. These companies may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending.

Risk of Investing in the Energy Sector. To the extent that the Fund continues to be concentrated in the energy sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources, the cost of providing the specific utility services and other factors that they cannot control. Recently, oil prices continue to remain at low levels following a significant decrease. Oil prices are subject to significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions partially for cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to

VANECK VECTORS® NATURAL RESOURCES ETF (continued)

greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Natural Resources Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Natural Resources Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Natural Resources Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the Natural Resources Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Natural Resources Index. Errors in the Natural Resources Index data, the Natural Resources Index computations and/or the construction of the Natural Resources Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Natural Resources Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Natural Resources Index, or invest in them in the exact proportions in which they are represented in the Natural Resources Index, due to legal restrictions or limitations imposed by the governments of certain countries, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Natural Resources Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Natural Resources Index is not based on fair value prices), the Fund’s ability to track the Natural Resources Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Natural Resources Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Natural Resources Index.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Natural Resources Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Natural Resources Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in natural resources companies and each of the energy and basic materials sectors, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those companies and those sectors will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns(%)—Calendar Years

Best Quarter:	20.01%	3Q ’10
Worst Quarter:	-22.20%	3Q ’11

VANECK VECTORS® NATURAL RESOURCES ETF (continued)

Average Annual Total Returns for the Periods Ended December 31, 2016

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (8/29/2008)

VanEck Vectors Natural Resources ETF (return before taxes)	24.93%	1.52%	-0.56%
VanEck Vectors Natural Resources ETF (return after taxes on distributions)	24.30%	0.92%	-0.99%
VanEck Vectors Natural Resources ETF (return after taxes on distributions and sale of Fund Shares)	14.54%	1.12%	-0.43%
VanEck™ Natural Resources Index (reflects no deduction for fees, expenses or taxes)*	25.04%	1.63%	-0.36%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	9.27%

*

Prior to April 11, 2017, the Natural Resources Index was named the RogersTM – Van Eck Natural Resources Index. Prior to May 1, 2014, the Natural Resources Index was named the RogersTM – Van Eck Hard Assets Producers Index.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	August 2008
George Chao	Portfolio Manager	August 2008

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 80 of this Prospectus.

VANECK VECTORS® OIL REFINERS ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Oil Refiners ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS™ Global Oil Refiners Index (the “Oil Refiners Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	2.92%

Total Annual Fund Operating Expenses(a)	3.42%
Fee Waivers and Expense Reimbursement(a)	-2.83%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.59%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2018. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$60
3	$786
5	$1,534
10	$3,512

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Oil Refiners Index includes equity securities and depositary receipts of companies that generate at least 50% of their revenues from crude oil refining. Products of these companies may include gasoline, diesel, jet fuel, fuel oil, naphtha, and other petrochemicals. Companies which operate in the marketing and distribution of these products may be included in the Oil Refiners Index if refining is performed in company-owned refineries. Such companies may include medium-capitalization companies and foreign and emerging market

VANECK VECTORS® OIL REFINERS ETF (continued)

issuers. As of December 31, 2016, the Oil Refiners Index included 25 securities of companies with a market capitalization range of between approximately $1.2 billion and $51.1 billion and a weighted average market capitalization of $17.9 billion. As of December 31, 2016, approximately 37% of the Fund’s investments consisted of securities of Asian issuers. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Oil Refiners Index by investing in a portfolio of securities that generally replicates the Oil Refiners Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Oil Refiners Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Oil Refiners Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Oil Refiners Index concentrates in an industry or group of industries. As of December 31, 2016, the Oil Refiners Index was concentrated in oil refining companies and the energy sector.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in Oil Refining Companies. The profitability of companies in the oil refining industry is related to supply and demand of all sources of energy. The price of energy, the earnings of companies in the oil refining industry, and the value of such companies’ securities have recently experienced significant volatility. Additionally, the price of oil has also recently experienced significant volatility and has declined significantly, which may materially impact companies in the oil refining industry. Such companies are also subject to risks of changes in commodity prices, exploration and production spending, interest rates and exchange rates, government regulation, the imposition of import controls, world events, negative perception, depletion of resources, development of alternative energy sources, technological developments, labor relations and general economic conditions, as well as market, economic and political risks of the countries where oil refining companies are located or do business, fluctuations caused by events relating to international politics, including political instability, expropriation, social unrest and acts of war, acts of terrorism, economic sanctions, energy conservation, the success of exploration projects and tax and other governmental regulatory policies. Changes to United States trading policies could cause friction with certain oil-producing countries and between the governments of the United States and other major exporters of oil to the United States.

Oil refining companies are also subject to risks related to environmental damage, injury to persons and loss of life or the destruction of property, any of which could expose such companies to, among other things, the risk of litigation, clean-up or other remedial costs and disruption of operations. Additionally, oil refining companies are vulnerable to disruptions in operations, including those due to weather-related events such as hurricanes and transportation-related disruptions that may affect the flow of oil to the oil refining companies. Oil refining companies operate in a highly competitive and cyclical industry, with intense price competition. The operations of oil refineries are subject to stringent and complex federal, state and local environmental laws and regulations. New and more stringent environmental and health and safety laws, regulations and permit requirements or stricter interpretations of current laws or regulations could impose substantial additional costs on companies in which the Fund invests. On the other hand, even regulatory changes such as the implementation of policies with less stringent environmental protection standards and those geared away from sustainable energy development could lead to fluctuations in supply, demand and prices of oil and gas. Moreover, failure to comply with any such requirements could have a material adverse effect on a company, and there can be no assurance that companies will at all times comply with all applicable environmental laws, regulations and permit requirements. A significant portion of an oil refining company’s revenues may depend on a relatively small number of customers, including governmental entities and utilities.

Special Risk Considerations of Investing in Asian Issuers. The Fund invests in securities issued by Asian issuers and, accordingly, may be subject to the risk of investing in such issuers. Investment in securities of issuers in Asia involves risks and special considerations not typically associated with investment in the U.S. securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the Fund to higher action costs or greater uncertainty than investments in more developed securities markets. Such risks may adversely affect the value of the Fund’s investments.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Oil Refiners Index, may negatively affect the Fund’s ability to replicate the performance of the Oil Refiners Index.

Risk of Investing in the Energy Sector. To the extent that the Fund continues to be concentrated in the energy sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources, the cost of providing the specific utility services and other factors that they cannot control. Recently, oil prices continue to remain at low levels following a significant decrease. Oil prices are subject to significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

VANECK VECTORS® OIL REFINERS ETF (continued)

Risk of Investing in Medium-Capitalization Companies. Medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions partially for cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Oil Refiners Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Oil Refiners Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Oil Refiners Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the Oil Refiners Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Oil Refiners Index. Errors in the Oil Refiners Index data, the Oil Refiners Index computations and/or the construction of the Oil Refiners Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Oil Refiners Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Oil Refiners Index, or invest in them in the exact proportions in which they are represented in the Oil Refiners Index, due to legal restrictions or limitations imposed by the governments of certain countries, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Oil Refiners Index may be adversely affected. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Oil Refiners Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Oil Refiners Index.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Oil Refiners Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Issuer-Specific Changes Risk. The value of individual securities or particular types of securities in the Fund’s portfolio can be more volatile than the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Oil Refiners Index is comprised of securities of a limited number of companies.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Oil Refiners Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in oil refining companies and the energy sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those companies and that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar year shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance and by showing how the Fund’s average annual returns for the one year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

VANECK VECTORS® OIL REFINERS ETF (continued)

Annual Total Returns(%)—Calendar Year

Best Quarter:	8.17%	4Q ’16
Worst Quarter:	-8.20%	2Q ’16

Average Annual Total Returns for the Periods Ended December 31, 2016.

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (08/18/2015)

VanEck Vectors Oil Refiners ETF (return before taxes)	9.55%	7.01%
VanEck Vectors Oil Refiners ETF (return after taxes on distributions)	8.69%	6.24%
VanEck Vectors Oil Refiners ETF (return after taxes on distributions and sale of Fund Shares)	6.12%	5.28%
MVIS Global Oil Refiners Index (reflects no deduction for fees, expenses or taxes)	9.22%	7.11%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	7.21%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	August 2015
George Chao	Portfolio Manager	August 2015

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and other Financial Intermediaries” on page 80 of this Prospectus.

VANECK VECTORS® OIL SERVICES ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Oil Services ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS™ US Listed Oil Services 25 Index (the “Oil Services Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Other Expenses	0.05%

Total Annual Fund Operating Expenses(a)	0.40%
Fee Waivers and Expense Reimbursement(a)	-0.05%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.35%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least May 1, 2018. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$36
3	$123
5	$219
10	$500

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Oil Services Index includes common stocks and depositary receipts of U.S. exchange-listed companies in the oil services sector. Such companies may include small- and medium-capitalization companies and foreign companies that are listed on a U.S. exchange. Companies are considered to be in the oil services sector if they derive at least 50% of their revenues from oil services to the upstream oil sector, which includes companies engaged primarily in oil equipment, oil services or oil drilling. Of the largest 50 stocks in the oil services sector by full market capitalization, the top 25

VANECK VECTORS® OIL SERVICES ETF (continued)

by free-float market capitalization (e.g., includes only shares that are readily available for trading in the market) and three month average daily trading volume are included in the Oil Services Index. As of December 31, 2016, the Oil Services Index included 25 securities of companies with a market capitalization range of between approximately $161 million and $116.8 billion and a weighted average market capitalization of $35.9 billion. As of December 31, 2016, approximately 23% of the Fund’s investments consisted of securities of European issuers. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Oil Services Index by investing in a portfolio of securities that generally replicates the Oil Services Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Oil Services Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Oil Services Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund will concentrate its investments in a particular industry or group of industries to the extent that the Oil Services Index concentrates in an industry or group of industries. As of December 31, 2016, the Oil Services Index was concentrated in oil services companies.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in Oil Services Companies. The profitability of companies in the oil services sector is related to worldwide energy prices, including all sources of energy, and exploration and production spending. The price of energy, the earnings of companies in the oil services sector, and the value of such companies’ securities have experienced significant volatility. Additionally, the price of oil has also recently experienced significant volatility and has declined significantly, which may materially impact companies operating in the oil services sector. Such companies are also subject to risks of changes in exchange rates and the price of oil and gas, changes in prices for competitive energy services, changes in the global supply of and demand for oil and gas, government regulation, the imposition of import controls, world events, negative perception, depletion of resources and general economic conditions, development of alternative energy sources, energy conservation efforts, technological developments and labor relations, as well as market, economic, social and political risks of the countries where oil services companies are located or do business. Oil services companies operate in a highly competitive and cyclical industry, with intense price competition.

The oil services sector is exposed to significant and numerous operating hazards. Oil and gas exploration and production can be significantly affected by natural disasters and adverse weather conditions in the regions in which they operate. The revenues of oil services companies may be negatively affected by contract termination and renegotiation. Oil services companies are subject to, and may be adversely affected by, extensive federal, state, local and foreign laws, rules and regulations. Oil exploration and production companies may also be adversely affected by environmental damage claims and other types of litigation. Changes to environmental protection laws, including the implementation of policies with less stringent environmental protection standards and those geared away from sustainable energy development, could lead to fluctuations in supply, demand and prices of oil and gas. The international operations of oil services companies expose them to risks associated with instability and changes in economic and political conditions, social unrest and acts of war, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Additionally, changes to U.S. trading policies could cause friction with certain oil producing countries and between the governments of the United States and other major exporters of oil to the United States. Some of the companies in the Oil Services Index are engaged in other lines of business unrelated to oil services, and they may experience problems with these lines of business which could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in traditional oil services activities, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Special Risk Considerations of Investing in European Issuers. The Fund may invest in securities issued by European issuers and, accordingly, may be subject to the risk of investing in such issuers. Investment in securities of issuers in Europe involves risks and special considerations not typically associated with investment in the U.S. securities markets. The Economic and Monetary Union (“EMU”) of the European Union (“EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In addition, in a referendum held on June 23, 2016, voters in the United Kingdom (“UK”) voted to leave the EU, creating economic and political uncertainty in its wake. On March 29, 2017, the UK formally triggered the process of leaving the EU by invoking Article 50 of the Treaty on European Union. Significant uncertainty exists regarding the timing of the UK’s withdrawal from the EU and the effects such withdrawal will have on the euro, European economies and global markets.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Oil Services Index, may negatively affect the Fund’s ability to replicate the performance of the Oil Services Index.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

VANECK VECTORS® OIL SERVICES ETF (continued)

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Oil Services Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Oil Services Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Oil Services Index, which are not factored into the return of the Oil Services Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Oil Services Index. Errors in the Oil Services Index data, the Oil Services Index computations and/or the construction of the Oil Services Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Oil Services Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Oil Services Index, or invest in them in the exact proportions in which they are represented in the Oil Services Index, due to legal restrictions or limitations imposed by the governments of certain countries, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Oil Services Index is based on securities’ closing prices (i.e., the value of the Oil Services Index is not based on fair value prices), the Fund’s ability to track the Oil Services Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Oil Services Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Oil Services Index.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Oil Services Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Issuer-Specific Changes Risk. The value of individual securities or particular types of securities in the Fund’s portfolio can be more volatile than the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Oil Services Index is comprised of securities of a limited number of companies.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Oil Services Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in oil services companies, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those companies will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns(%)—Calendar Years

Best Quarter:	15.71%	4Q ‘16
Worst Quarter:	-25.93%	4Q ‘14

Average Annual Total Returns for the Periods Ended December 31, 2016

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax

VANECK VECTORS® OIL SERVICES ETF (continued)

situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (12/20/2011)

VanEck Vectors Oil Services ETF (return before taxes)	27.92%	-1.11%	-0.98%
VanEck Vectors Oil Services ETF (return after taxes on distributions)	27.27%	-1.61%	-1.48%
VanEck Vectors Oil Services ETF (return after taxes on distributions and sale of Fund Shares)	15.91%	-0.95%	-0.85%
MVIS US Listed Oil Services 25 Index (reflects no deduction for fees, expenses or taxes)	27.63%	-1.22%	-1.09%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	14.88%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	December 2011
George Chao	Portfolio Manager	December 2011

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 80 of this Prospectus.

VANECK VECTORS® RARE EARTH/STRATEGIC METALS ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Rare Earth/Strategic Metals ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS™ Global Rare Earth/Strategic Metals Index (the “Rare Earth/Strategic Metals Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.36%

Total Annual Fund Operating Expenses(a)	0.86%
Fee Waivers and Expense Reimbursement(a)	-0.25%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.61%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.57% of the Fund’s average daily net assets per year until at least May 1, 2018. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$62
3	$249
5	$452
10	$1,038

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 104% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Rare Earth/Strategic Metals Index includes companies primarily engaged in a variety of activities that are related to the producing, refining and recycling of rare earth and strategic metals and minerals. Such companies may include small- and medium-capitalization companies and foreign and emerging market issuers. The Rare Earth/Strategic Metals Index includes companies that generate at least 50% of their revenues from rare earth/strategic metals or have mining projects with the potential to generate at least 50% of their revenues from rare

VANECK VECTORS® RARE EARTH/STRATEGIC METALS ETF (continued)

earth/strategic metals when developed. Rare earth/strategic metals are industrial metals that are typically mined as by-products or secondary metals in operations focused on precious metals and base metals. Compared to base metals, they have more specialized uses and are often more difficult to extract. Currently, approximately 43 elements in the periodic table are considered rare earth/strategic metals. Rare earth metals (or rare earth elements), a subset of strategic metals, are a collection of chemical elements that are crucial to many of the world’s most advanced technologies, such as cellular phones, high performance batteries, flat screen televisions, green energy technology, and are expected to be critical to the future of hybrid and electric cars, high-tech military applications and superconductors and fiber-optic communication systems. The Rare Earth/Strategic Metals Index may include A-shares issued by companies trading via the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (together, “Stock Connect”). As of December 31, 2016, the Rare Earth/Strategic Metals Index included 20 securities of companies with a market capitalization range of between approximately $140 million and $6.9 billion and a weighted average market capitalization of $2.0 billion. As of December 31, 2016, approximately 51% and 22% of the Fund’s investments consisted of securities of Asian issuers (including Chinese issuers) and Australian issuers, respectively. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Rare Earth/Strategic Metals Index by investing in a portfolio of securities that generally replicates the Rare Earth/Strategic Metals Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Rare Earth/Strategic Metals Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Rare Earth/Strategic Metals Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Rare Earth/Strategic Metals Index concentrates in an industry or group of industries. As of December 31, 2016, the Rare Earth/Strategic Metals Index was concentrated in the mining industry and the basic materials sector.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in Rare Earth and Strategic Metals Companies. Rare earth/strategic metals are industrial metals that are typically mined as by-products or secondary metals in operations focused on precious metals and base metals. Compared to base metals, they have more specialized uses and are often more difficult to extract. Currently, approximately 43 elements in the periodic table are considered rare earth/strategic metals. Rare earth metals (or rare earth elements), a subset of strategic metals, are a collection of chemical elements that are crucial to many of the world’s most advanced technologies. The use of strategic metals in modern technology has increased dramatically over the past years. Consequently, the demand for strategic metals has strained supply, which has the potential to result in a shortage of such materials which could adversely affect the companies in the Fund’s portfolio. Companies involved in the various activities that are related to the producing, refining and recycling of rare earth/strategic metals tend to be small-, medium- and micro-capitalization companies with volatile share prices, are highly dependent on the price of rare earth/strategic metals, which may fluctuate substantially over short periods of time. The value of such companies may be significantly affected by events relating to international, national and local political and economic developments, energy conservation efforts, the success of exploration projects, commodity prices, tax and other government regulations, depletion of resources, and mandated expenditures for safety and pollution control devices. The producing, refining and recycling of rare earth/strategic metals can be capital intensive and, if companies involved in such activities are not managed well, the share prices of such companies could decline even as prices for the underlying rare earth/strategic metals are rising. In addition, companies involved in the various activities that are related to the producing, refining and recycling of rare earth/strategic metals may be at risk for environmental damage claims.

Risk of Regulatory Action and Changes in Governments. The producing, refining and recycling of rare earth/strategic metals may be significantly affected by regulatory action and changes in governments. For example, China, which produces approximately 80% of the world’s rare earth supplies, has ended its former export quota for rare earth metals following a World Trade Organization (“WTO”) ruling. Future moves by China or other countries essential to the producing, refining or recycling of rare earth/strategic metals to limit exports could have a significant adverse effect on industries around the globe and on the values of the businesses in which the Fund invests. Moreover, while it is expected that China will consume a large percentage of the rare earth/strategic metals produced within the country to support its growing economy, China has shown a willingness to flood the market for rare earth/strategic metals as it did in the late 1990s, thereby causing many operations to shut down.

Special Risk Considerations of Investing in Asian Issuers. The Fund invests in securities issued by Asian issuers and, accordingly, may be subject to the risk of investing in such issuers. Investment in securities of issuers in Asia involves risks and special considerations not typically associated with investment in the U.S. securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the Fund to higher action costs or greater uncertainty than investments in more developed securities markets. Such risks may adversely affect the value of the Fund’s investments.

Special Risk Considerations of Investing in Australian Issuers. Investments in Australian issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the agricultural and mining sectors. This makes the Australian economy susceptible to fluctuations in the commodity markets. Australia is also dependent on trading with key trading partners.

Special Risk Considerations of Investing in Chinese Issuers. A significant portion of the Rare Earth/Strategic Metals Index may be comprised of securities of Chinese issuers, including issuers located outside of China that generate significant revenues from China. Investing in securities of Chinese companies involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) market volatility caused by any potential regional or territorial conflicts or natural disasters and (x) the risk of increased trade tariffs, embargoes and other trade limitations. In addition, the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. The Chinese government may do so in the future as well, potentially having a significant adverse effect on economic conditions in China.

Risks of Investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in Stock Connect A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the People’s Republic of China (“PRC”), which could pose risks to the Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of Hong Kong Securities Clearing Company Limited (“HKSCC”), Hong Kong’s clearing entity, at the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. The Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. PRC law did not historically recognize the concept of beneficial ownership; while PRC regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in the PRC by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.

VANECK VECTORS® RARE EARTH/STRATEGIC METALS ETF (continued)

A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-shares. Therefore, the Fund’s investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect. Stock Connect is only available on days when markets in both the PRC and Hong Kong are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so. Finally, uncertainties in PRC tax rules governing taxation of income and gains from investments in Stock Connect A-shares could result in unexpected tax liabilities for the Fund. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Rare Earth/Strategic Metals Index, may negatively affect the Fund’s ability to replicate the performance of the Rare Earth/Strategic Metals Index.

Risk of Investing in the Basic Materials Sector. To the extent that the Fund continues to be concentrated in basic materials sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Mining Industry. To the extent that the Fund continues to be concentrated in the mining industry, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the mining industry. Investments in mining companies may be speculative. Competitive pressures may have a significant effect on the financial condition of such companies. Mining companies are highly dependent on the price of the underlying metal or element. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments. In particular, a drop in the price of rare earth/strategic metals would particularly adversely affect the profitability of small- and medium-capitalization mining companies and their ability to secure financing. Furthermore, companies that are only in the exploration stage are typically unable to adopt specific strategies for controlling the impact of such price changes. In addition, many early stage miners operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an early stage mining company than for a more established counterpart.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions partially for cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Rare Earth/Strategic Metals Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Rare Earth/Strategic Metals Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Rare Earth/Strategic Metals Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the Rare Earth/Strategic Metals Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Rare Earth/Strategic Metals Index. Errors in the Rare Earth/Strategic Metals Index data, the Rare Earth/Strategic Metals Index computations and/or the construction of the Rare Earth/Strategic Metals Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Rare Earth/Strategic Metals Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Rare Earth/Strategic Metals Index, or invest in them in the exact proportions in which they are represented in the Rare Earth/Strategic Metals Index, due to legal restrictions or limitations imposed by the governments of certain countries (including the availability of China A-shares through Stock Connect), certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Rare Earth/Strategic Metals Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Rare Earth/Strategic Metals Index is not based on fair value prices), the Fund’s ability to track the Rare Earth/Strategic Metals Index may be adversely affected. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss

VANECK VECTORS® RARE EARTH/STRATEGIC METALS ETF (continued)

and deviate from the performance of the Rare Earth/Strategic Metals Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Rare Earth/Strategic Metals Index.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Rare Earth/Strategic Metals Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Issuer-Specific Changes Risk. The value of individual securities or particular types of securities in the Fund’s portfolio can be more volatile than the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Rare Earth/Strategic Metals Index is comprised of securities of a limited number of companies.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Rare Earth/Strategic Metals Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in the mining industry and the basic materials sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that industry or sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns(%)—Calendar Years

Best Quarter:	14.37%	1Q ’12
Worst Quarter:	-39.31%	3Q ’11

Average Annual Total Returns for the Periods Ended December 31, 2016

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (10/27/2010)

VanEck Vectors Rare Earth/Strategic Metals ETF (return before taxes)	26.35%	-20.86%	-19.99%
VanEck Vectors Rare Earth/Strategic Metals ETF (return after taxes on distributions)	25.31%	-21.40%	-20.68%
VanEck Vectors Rare Earth/Strategic Metals ETF (return after taxes on distributions and sale of Fund Shares)	15.08%	-13.89%	-12.67%
MVIS Global Rare Earth/Strategic Metals Index (reflects no deduction for fees, expenses or taxes)	26.64%	-21.21%	-20.33%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	13.28%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	October 2010
George Chao	Portfolio Manager	October 2010

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 80 of this Prospectus.

VANECK VECTORS® SOLAR ENERGY ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Solar Energy ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS™ Global Solar Energy Index (the “Solar Energy Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.80%

Total Annual Fund Operating Expenses(a)	1.30%
Fee Waivers and Expense Reimbursement(a)	-0.65%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.65%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of the Fund’s average daily net assets per year until at least May 1, 2018. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$66
3	$348
5	$651
10	$1,511

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Solar Energy Index includes equity securities of companies that generate at least 50% of their revenues from photovoltaic and solar power, solar power equipment/technologies and materials or services to solar power equipment/technologies producers. Such companies may include small- and medium-capitalization companies and foreign and emerging market issuers. As of December 31, 2016, the Solar Energy Index included 27 securities of companies with a market capitalization range of between approximately

$174 million and $3.3 billion and a weighted average market capitalization of $1.2 billion. As of December 31, 2016, approximately 56% of the Fund’s investments consisted of securities of Asian issuers, including Chinese and Taiwanese issuers. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Solar Energy Index by investing in a portfolio of securities that generally replicates the Solar Energy Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Solar Energy Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Solar Energy Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Solar Energy Index concentrates in an industry or group of industries. As of December 31, 2016, the Solar Energy Index was concentrated in solar energy companies, and the utilities sector represented a significant portion of the Solar Energy Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in Solar Energy Companies. The Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the solar energy sector. Companies engaged in the solar energy sector may be significantly affected by increased competition from new and existing market entrants, technological developments, obsolescence of technology and short product cycles. Companies in this industry may also be significantly affected by general economic conditions such as varying prices and profits, commodity price volatility, changes in exchange rates, imposition of import controls, availability of certain inputs and materials required for production, depletion of resources, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation efforts, labor relations and tax and other government regulations and policies. Recently, the price of oil has declined significantly and experienced significant volatility, which may materially impact companies operating in the solar energy sector. Shares of companies involved in the solar energy sector have historically been more volatile than shares of companies operating in more established industries. Additionally, the price of oil has also recently experienced significant volatility and has declined significantly, which may materially impact companies operating in the solar energy sector. Certain valuation methods currently used to value companies involved in the solar energy sector have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to further increase the volatility of certain solar energy company share prices. If government subsidies and economic incentives for alternative energy sources, particularly solar power, are reduced or eliminated, the demand for solar energy may decline and cause corresponding declines in the revenues and profits of companies engaged in the solar energy sector. In addition, changes in U.S., European and other governments’ policies towards solar energy technology also may have an adverse effect on the Fund’s performance.

Special Risk Considerations of Investing in Asian Issuers. The Fund invests in securities issued by Asian issuers and, accordingly, may be subject to the risk of investing in such issuers. Investment in securities of issuers in Asia involves risks and special considerations not typically associated with investment in the U.S. securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the Fund to higher action costs or greater uncertainty than investments in more developed securities markets. Such risks may adversely affect the value of the Fund’s investments.

Special Risk Considerations of Investing in Chinese Issuers. A significant portion of the Solar Energy Index may be comprised of securities of Chinese issuers, including issuers located outside of China that generate significant revenues from China. Investing in securities of Chinese companies involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility,

VANECK VECTORS® SOLAR ENERGY ETF (continued)

(ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) market volatility caused by any potential regional or territorial conflicts or natural disasters and (x) the risk of increased trade tariffs, embargoes and other trade limitations. In addition, the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. The Chinese government may do so in the future as well, potentially having a significant adverse effect on economic conditions in China.

Special Risk Considerations of Investing in Taiwanese Issuers. Investments in Taiwanese issuers involve risks that are specific to Taiwan, including legal, regulatory, political and economic risks. Political and economic developments of Taiwan’s neighbors may have an adverse effect on Taiwan’s economy. Specifically, Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions, which may materially affect the Taiwanese economy and its securities market.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Solar Energy Index, may negatively affect the Fund’s ability to replicate the performance of the Solar Energy Index.

Risk of Investing in the Utilities Sector. To the extent that the utilities sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the utilities sector. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, difficulty in raising adequate amounts of capital and governmental limitation on rates charged to customers.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions partially for cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Solar Energy Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Solar Energy Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Solar Energy Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the Solar Energy Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Solar Energy Index. Errors in the Solar Energy Index data, the Solar Energy Index computations and/or the construction of the Solar Energy Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Solar Energy Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Solar Energy Index, or invest in them in the exact proportions in which they are represented in the Solar Energy Index, due to legal restrictions or limitations imposed by the governments of certain countries, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Solar Energy Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Solar Energy Index is not based on fair value prices), the Fund’s ability to track the Solar Energy Index may be adversely affected. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Solar Energy Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Solar Energy Index.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like

VANECK VECTORS® SOLAR ENERGY ETF (continued)

closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Solar Energy Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Solar Energy Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in solar energy companies, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those companies will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns(%)—Calendar Years

Best Quarter	36.43%	3Q ’13
Worst Quarter	-57.57%	3Q ’11

Average Annual Total Returns for the Periods Ended December 31, 2016

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (4/21/2008)

VanEck Vectors Solar Energy ETF (return before taxes)	-42.22%	-7.30%	-26.75%
VanEck Vectors Solar Energy ETF (return after taxes on distributions)	-43.04%	-8.00%	-27.27%
VanEck Vectors Solar Energy ETF (return after taxes on distributions and sale of Fund Shares)	-23.85%	-5.55%	-13.32%
MVIS Global Solar Energy Index (reflects no deduction for fees, expenses or taxes)*	-43.44%	-9.20%	-27.75%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	7.98%

*

Prior to March 18, 2013, the Fund sought to replicate an index called the Ardour Solar Energy IndexSM. Therefore index data prior to March 18, 2013 reflects that of the Ardour Solar Energy IndexSM. From March 18, 2013 forward, the index data reflects that of the MVIS Solar Energy Index. All index history reflects a blend of the performance of the aforementioned indexes.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	April 2008
George Chao	Portfolio Manager	April 2008

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 80 of this Prospectus.

VANECK VECTORS® STEEL ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Steel ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the NYSE Arca Steel Index (the “Steel Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.10%

Total Annual Fund Operating Expenses(a)	0.60%
Fee Waivers and Expense Reimbursement(a)	-0.05%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.55%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets per year until at least May 1, 2018. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$56
3	$187
5	$330
10	$745

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in common stocks and depositary receipts of companies involved in the steel sector. Such companies may include small- and medium-capitalization companies and foreign and emerging market issuers. As of December 31, 2016, the Steel Index included 26 securities of companies with a market capitalization range of between approximately $141 million and $53.6 billion and a weighted average market capitalization of $19.7 billion. As of December 31, 2016, approximately 22% and 32% of the Fund’s investments consisted of securities of Brazilian and

European issuers, respectively. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Steel Index by investing in a portfolio of securities that generally replicates the Steel Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Steel Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Steel Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies. The Fund normally invests at least 80% of its total assets in securities that comprise the Steel Index.

The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Steel Index concentrates in an industry or group of industries. As of December 31, 2016, the Steel Index was concentrated in steel companies and the basic materials sector.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in Steel Companies. The Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the steel sector. Competitive pressures may have a significant effect on the financial condition of such companies in the steel sector. Also, these companies are highly dependent on the price of steel. These prices may fluctuate substantially over short periods of time, so the Fund’s Share price may be more volatile than other types of investments. These companies are also affected by changes in government regulation, world events and economic conditions. Companies involved in the steel sector may benefit from government subsidies or certain trade protections. If those subsidies or trade protections are reduced or removed, the profits of companies engaged in the steel sector may be affected, potentially drastically. In addition, these companies are at risk for environmental damage claims.

Special Risk Considerations of Investing in Brazilian Issuers. The Brazilian economy has been characterized by frequent, and occasionally drastic, interventions by the Brazilian government, including the imposition of wage and price controls, exchange controls, limiting imports and other measures. The Brazilian government has often changed monetary, taxation, credit, trade and other policies to influence the core of Brazil’s economy. Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazil has historically experienced high rates of inflation and a high level of debt, each of which may constrain economic growth. Despite rapid development in recent years, Brazil still suffers from high levels of corruption, crime and income disparity. The Brazilian economy is also heavily dependent upon commodity prices and international trade. Unanticipated political or social developments may result in sudden and significant investment losses. An increase in prices for commodities, such as petroleum, the depreciation of the Brazilian real and future governmental measures seeking to maintain the value of the Brazilian real in relation to the U.S. dollar, may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy.

Special Risk Considerations of Investing in European Issuers. The Fund may invest in securities issued by European issuers and, accordingly, may be subject to the risk of investing in such issuers. Investment in securities of issuers in Europe involves risks and special considerations not typically associated with investment in the U.S. securities markets. The Economic and Monetary Union (“EMU”) of the European Union (“EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In addition, in a referendum held on June 23, 2016, voters in the United Kingdom (“UK”) voted to leave the EU,

VANECK VECTORS® STEEL ETF (continued)

creating economic and political uncertainty in its wake. On March 29, 2017, the UK formally triggered the process of leaving the EU by invoking Article 50 of the Treaty on European Union. Significant uncertainty exists regarding the timing of the UK’s withdrawal from the EU and the effects such withdrawal will have on the euro, European economies and global markets.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Steel Index, may negatively affect the Fund’s ability to replicate the performance of the Steel Index.

Risk of Investing in the Basic Materials Sector. To the extent that the Fund continues to be concentrated in the basic materials sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Steel Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Steel Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Steel Index, which are not factored into the return of the Steel Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Steel Index. Errors in the Steel Index data, the Steel Index computations and/or the construction of the Steel Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Steel Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Steel Index, or invest in them in the exact proportions in which they are represented in the Steel Index, due to legal restrictions or limitations imposed by the governments of certain countries, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Steel Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Steel Index is not based on fair value prices), the Fund’s ability to track the Steel Index may be adversely affected. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Steel Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Steel Index.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Steel Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the

VANECK VECTORS® STEEL ETF (continued)

intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Steel Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in steel companies and the basic materials sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those companies and that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and ten year periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns(%)—Calendar Years

Best Quarter	53.31%	2Q ’09
Worst Quarter	-50.25%	3Q ’08

Average Annual Total Returns for the Periods Ended December 31, 2016

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Past Ten Years

VanEck Vectors Steel ETF (return before taxes)	95.77%	-1.89%	0.35%
VanEck Vectors Steel ETF (return after taxes on distributions)	95.16%	-2.79%	-0.32%
VanEck Vectors Steel ETF (return after taxes on distributions and sale of Fund Shares)	54.48%	-1.75%	0.14%
NYSE Arca Steel Index (reflects no deduction for fees, expenses or taxes)	94.86%	-1.77%	0.58%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	October 2006
George Chao	Portfolio Manager	December 2007

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 80 of this Prospectus.

VANECK VECTORS® UNCONVENTIONAL OIL & GAS ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Unconventional Oil & Gas ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS™ Global Unconventional Oil & Gas Index (the “Oil & Gas Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.21%

Total Annual Fund Operating Expenses(a)	0.71%
Fee Waivers and Expense Reimbursement(a)	-0.17%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.54%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.54% of the Fund’s average daily net assets per year until at least May 1, 2018. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$55
3	$210
5	$378
10	$867

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Oil & Gas Index includes securities of companies involved in the exploration, development, extraction and/or production of unconventional oil and natural gas. The Oil & Gas Index contains companies that generate at least 50% of their revenues from unconventional oil and gas or that have properties with the potential to generate at least 50% of their revenues from unconventional oil and gas. Such companies may include medium-capitalization companies and foreign issuers. Unconventional oil and natural gas includes coal bed methane, coal seam gas, shale oil, shale gas, tight natural gas, tight oil, tight sands, in situ oil sands and enhanced oil recovery (EOR). Unconventional oil and natural gas sources may be geographically extensive or deeply embedded in underground rock formations and are difficult to extract profitably without the use of new or developing technologies. Developing technologies include, among others, hydraulic fracturing (process of creating or expanding cracks in underground rock formations by pumping a high pressure mixture of water, sand and/or other additives into them) and horizontal drilling (method of drilling a well to reach a reservoir that is not directly beneath the drilling site). As of December 31, 2016, the Oil & Gas Index included 45 securities of companies with a market capitalization range of between approximately $2.3 billion and $58.3 billion and a weighted average market capitalization of $22.7 billion. As of December 31, 2016, approximately 17% of the Fund’s investments consisted of securities of Canadian issuers. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts before fees and expenses to approximate the investment performance of the Oil & Gas Index by investing in a portfolio of securities that generally replicates the Oil & Gas Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Oil & Gas Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Oil & Gas Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund will concentrate its investments in a particular industry or group of industries to the extent that the Oil & Gas Index concentrates in an industry or group of industries. As of December 31, 2016, the Oil & Gas Index was concentrated in oil and gas companies.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in Oil and Gas Companies. The profitability of companies in the oil and gas industry is related to worldwide energy prices, including all sources of energy, and exploration and production spending. The price of energy, the earnings of companies in the oil and gas industry, and the value of such companies’ securities can be extremely volatile. Additionally, the price of oil has also recently experienced significant volatility and has declined significantly, which may materially impact companies operating in the oil and gas Industry. Such companies are also subject to risks of changes in commodity prices, interest rates, exchange rates and the price of oil and gas, government regulation, the imposition of import controls, world events, friction with certain oil-producing countries and between the governments of the United States and other major exporters of oil to the United States, negative perception, depletion of resources, development of alternative energy sources, energy conservation, technological developments, labor relations and general economic conditions, as well as market, economic and political risks of the countries where oil and gas companies are located or do business. Oil and gas companies operate in a highly competitive and cyclical industry, with intense price competition. Recently, oil prices continue to remain at low levels following a significant decrease. Oil prices are subject to significant volatility, which may adversely impact companies operating in the oil and gas industry. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.

The oil and gas industry is exposed to significant and numerous operating hazards. Oil and gas equipment and services, as well as oil and gas exploration and production, can be significantly affected by natural disasters and adverse weather conditions in the regions in which they operate. The revenues of oil and gas companies may be negatively affected by contract termination and renegotiation. Oil and gas companies are subject to, and may be adversely affected by, extensive federal, state, local and foreign laws, rules and regulations. Oil exploration and production companies may also be adversely affected by environmental damage claims. The international operations of oil and gas companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Such companies may also have significant capital investments or operations in emerging market countries, which may increase these risks.

Risk of Investing in Unconventional Oil and Gas. Investments in companies engaged in activities related to the exploration and production, development, extraction, production and/or refining of unconventional oil and natural gas involve risks in

VANECK VECTORS® UNCONVENTIONAL OIL & GAS ETF (continued)

addition to those related to the oil and gas industry. New or emerging oil and gas resource development projects have limited or no production history. Unconventional oil and gas properties are subject to customary royalty interests, liens incidental to operating agreements, tax liens and other burdens, encumbrances, easements or restrictions. The marketability of unconventional oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. The use of methods such as hydraulic fracturing may be subject to new or different regulation in the future and the Environmental Protection Agency (“EPA”) has asserted its interest to study and regulate the practice, and in 2015, Federal regulations were passed to impose certain regulations on hydraulic fracturing. In addition, the regulation of hydraulic fracturing is conducted at the state level through permitting and other compliance requirements. Any future federal regulations that may be imposed on hydraulic fracturing could result in additional permitting and disclosure requirements (including of substances used in the fracturing process) and in additional operating restrictions. Some states and local governments have considered imposing various conditions and restrictions on drilling and completion operations, which could lead to operational delays and increased costs and, moreover, could delay or effectively prevent the development of oil and gas from formations that would not be economically viable without the use of hydraulic fracturing. The use of hydraulic fracturing may produce certain wastes that are not subject to federal regulations governing hazardous wastes, though they may be regulated under other federal and state laws. These wastes may in the future be designated as hazardous wastes and may thus become subject to more rigorous and costly compliance and disposal requirements.

Special Risk Considerations of Investing in Canadian Issuers. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in natural resources sectors could have an adverse impact on the Canadian economy. Additionally, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States, countries in the European Union and China. Because the United States is Canada’s largest trading partner and foreign investor, the Canadian economy is dependent on and may be significantly affected by the U.S. economy. Reduction in spending on Canadian products and services or changes in the U.S. economy may adversely impact the Canadian economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, all three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which addressed economic and security related issues. These agreements may further increase Canada’s dependency on the U.S. economy. Uncertainty as to the future of NAFTA may cause a decline in the value of the Fund’s Shares. Past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market and such demands may continue to have this effect in the future. In addition, certain sectors of Canada’s economy may be subject to foreign ownership limitations. This may negatively impact the Fund’s ability to invest in Canadian issuers and to track the Oil & Gas Index.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Oil & Gas Index, may negatively affect the Fund’s ability to replicate the performance of the Oil & Gas Index.

Risk of Investing in Medium-Capitalization Companies. Medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Oil & Gas Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Oil & Gas Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Oil & Gas Index, which are not factored into the return of the Oil & Gas Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Oil & Gas Index. Errors in the Oil & Gas Index data, the Oil & Gas Index computations and/or the construction of the Oil & Gas Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Oil & Gas Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Oil & Gas Index, or invest in them in the exact proportions in which they are represented in the Oil & Gas Index, due to legal restrictions or limitations imposed by the governments of certain countries, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Oil & Gas Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Oil & Gas Index is not based on fair value prices), the Fund’s ability to track the Oil & Gas Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Oil & Gas Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Oil & Gas Index.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts

VANECK VECTORS® UNCONVENTIONAL OIL & GAS ETF (continued)

caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Oil & Gas Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Oil & Gas Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in oil and gas companies, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those companies will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns(%)—Calendar Years

Best Quarter:	17.56%	2Q ’16
Worst Quarter:	-27.38%	3Q ’15

Average Annual Total Returns for the Periods Ended December 31, 2016

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (2/14/2012)

VanEck Vectors Unconventional Oil & Gas ETF (return before taxes)	38.31%	-5.17%
VanEck Vectors Unconventional Oil & Gas ETF (return after taxes on distributions)	38.20%	-5.44%
VanEck Vectors Unconventional Oil & Gas ETF (return after taxes on distributions and sale of Fund Shares)	21.78%	-3.84%
MVIS Global Unconventional Oil & Gas Index (reflects no deduction for fees, expenses or taxes)	38.74%	-5.03%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	13.32%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	February 2012
George Chao	Portfolio Manager	February 2012

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 80 of this Prospectus.

VANECK VECTORS® URANIUM+NUCLEAR ENERGY ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Uranium+Nuclear Energy ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS™ Global Uranium & Nuclear Energy Index (the “Nuclear Energy Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholders Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.29%

Total Annual Fund Operating Expenses(a)	0.79%
Fee Waivers and Expense Reimbursement(a)	-0.18%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.61%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year until at least May 1, 2018. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$62
3	$234
5	$421
10	$961

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Nuclear Energy Index includes equity securities and depositary receipts issued by companies involved in uranium and nuclear energy and companies that generate at least 50% of their revenues from (i) uranium mining or uranium mining projects that have the potential to generate at least 50% of a company’s revenues from uranium when developed; (ii) the construction, engineering and maintenance of nuclear power facilities and nuclear reactors; (iii) the production of electricity from nuclear sources; or (iv) equipment and technology or services to the nuclear power industry. Such companies may include medium-capitalization companies and foreign issuers. As of December 31, 2016, the Nuclear Energy Index included 25 securities of companies with a market capitalization range of between approximately $2.4 billion and $53.5 billion and a weighted average market capitalization of $22.1 billion. As of December 31, 2016, approximately 26% of the Fund’s investments consisted of securities of Asian issuers, including Japanese issuers. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Nuclear Energy Index by investing in a portfolio of securities that generally replicates the Nuclear Energy Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Nuclear Energy Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Nuclear Energy Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Nuclear Energy Index concentrates in an industry or group of industries. As of December 31, 2016, the Nuclear Energy Index was concentrated in nuclear energy companies and the utilities sector.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in Nuclear Energy Companies. The companies represented in the Fund’s portfolio may face considerable risk as a result of, among other risks, incidents and accidents, breaches of security, ill-intentioned acts or terrorism, natural disasters (such as floods or earthquakes), equipment malfunctions or mishandling in storage, handling, transportation, treatment or conditioning of substances and nuclear materials. Such events could have serious consequences, especially in case of radioactive contamination and irradiation of the environment, for the general population, as well as a material, negative impact on the Fund’s portfolio companies and thus the Fund’s financial situation. In addition, the nuclear energy sector is subject to competitive risk associated with the prices of other energy sources, such as natural gas and oil. Consumers of nuclear energy may have the ability to switch between nuclear energy and other energy sources and, as a result, during periods when competing energy sources are less expensive, the revenues of companies in the nuclear energy sector may decline with a corresponding impact on earnings.

Nuclear activity is also subject to particularly detailed and restrictive regulations, with a scheme for the monitoring and periodic re-examination of operating authorization, which primarily takes into account nuclear safety, environmental and public health protection, and also national security considerations (terrorist threats in particular). These regulations and any future regulations may be subject to significant tightening by national and international authorities. This could result in increased operating costs, which would have a negative impact on the Fund’s portfolio companies and may cause operating businesses related to nuclear energy to become unprofitable or impractical to operate. Furthermore, uranium prices are subject to fluctuation. The price of uranium has been and will continue to be affected by numerous factors beyond the Fund’s control. With respect to uranium, such factors include the demand for nuclear power, political and economic conditions in uranium producing and consuming countries, uranium supply from secondary sources and uranium production levels and costs of production. In addition, the prices of crude oil, natural gas and electricity produced from traditional hydro power and possibly other undiscovered energy sources could potentially have a negative impact on the competitiveness of nuclear energy companies in which the Fund invests.

Special Risk Considerations of Investing in Asian Issuers. The Fund invests in securities issued by Asian issuers and, accordingly, may be subject to the risk of investing in such issuers. Investment in securities of issuers in Asia involves risks and special considerations not typically associated with investment in the U.S. securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the Fund invests. The securities markets in some Asian economies are relatively

VANECK VECTORS® URANIUM+NUCLEAR ENERGY ETF (continued)

underdeveloped and may subject the Fund to higher action costs or greater uncertainty than investments in more developed securities markets. Such risks may adversely affect the value of the Fund’s investments.

Special Risk Considerations of Investing in Japanese Issuers. Investment in securities of Japanese issuers, including issuers located outside of Japan that generate significant revenues from Japan, involves risks that may negatively affect the value of your investment in the Fund. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Japanese economy. In addition, such disasters, and the resulting damage, could impair the long-term ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Nuclear Energy Index, may negatively affect the Fund’s ability to replicate the performance of the Nuclear Energy Index.

Risk of Investing in the Utilities Sector. To the extent that the Fund continues to be concentrated in the utilities sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the utilities sector. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, difficulty in raising adequate amounts of capital and governmental limitation on rates charged to customers.

Risk of Investing in Medium-Capitalization Companies. Medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. Returns on investments in securities of medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Nuclear Energy Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Nuclear Energy Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Nuclear Energy Index, which are not factored into the return of the Nuclear Energy Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Nuclear Energy Index. Errors in the Nuclear Energy Index data, the Nuclear Energy Index computations and/or the construction of the Nuclear Energy Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Nuclear Energy Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Nuclear Energy Index, or invest in them in the exact proportions in which they are represented in the Nuclear Energy Index, due to legal restrictions or limitations imposed by the governments of certain countries, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Nuclear Energy Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Nuclear Energy Index is not based on fair value prices), the Fund’s ability to track the Nuclear Energy Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Nuclear Energy Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Nuclear Energy Index.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Nuclear Energy Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV

VANECK VECTORS® URANIUM+NUCLEAR ENERGY ETF (continued)

may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Issuer-Specific Changes Risk. The value of individual securities or particular types of securities in the Fund’s portfolio can be more volatile than the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Nuclear Energy Index is comprised of securities of a limited number of companies.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Nuclear Energy Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in nuclear energy companies and the utilities sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those companies and that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns(%)—Calendar Years

Best Quarter:	28.59%	2Q ’09
Worst Quarter:	-33.93%	3Q ’08

Average Annual Total Returns for the Periods Ended December 31, 2016

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (8/13/2007)

VanEck Vectors Uranium+Nuclear Energy ETF (return before taxes)	8.87%	4.12%	-5.72%
VanEck Vectors Uranium+Nuclear Energy ETF (return after taxes on distributions)	7.97%	3.41%	-6.78%
VanEck Vectors Uranium+Nuclear Energy ETF (return after taxes on distributions and sale of Fund Shares)	5.77%	3.14%	-4.22%
MVIS Global Uranium & Nuclear Energy Index (reflects no deduction for fees, expenses or taxes)*	7.76%	3.54%	-5.79%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	7.02%
*

Prior to March 24, 2014, the Fund sought to replicate an index called the DAXglobal® Nuclear Energy Index. Therefore, index data prior to March 24, 2014 reflects that of the DAXglobal® Nuclear Energy Index. From March 24, 2014 forward, the index data reflects that of the MVIS Global Uranium & Nuclear Energy Index. All index history reflects a blend of the aforementioned indexes.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	August 2007
George Chao	Portfolio Manager	December 2007

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 80 of this Prospectus.

SUMMARY INFORMATION ABOUT PURCHASES AND SALES OF FUND SHARES, TAXES AND
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

PURCHASE AND SALE OF FUND SHARES

The Funds issue and redeem Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares.

Individual Shares of a Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Funds are listed on NYSE Arca and because Shares trade at market prices rather than NAV, Shares of the Funds may trade at a price greater than or less than NAV.

TAX INFORMATION

Each Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES

The Adviser anticipates that, generally, each Fund will hold all of the securities that comprise its Index in proportion to their weightings in such Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, a Fund may purchase a sample of securities in its Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in a Fund’s Index, purchase securities not in the Fund’s Index that the Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Fund’s Index. Each Fund may sell securities that are represented in its Index in anticipation of their removal from such Index or purchase securities not represented in its Index in anticipation of their addition to such Index. Each Fund may also, in order to comply with the tax diversification requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), temporarily invest in securities not included in its Index that are expected to be highly correlated with the securities included in its Index.

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

Each Fund’s investment objective and each of its other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in this Prospectus or the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.”

RISKS OF INVESTING IN THE FUNDS

The following section provides additional information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section followed by additional risk information. The risks listed below are applicable to each Fund unless otherwise noted.

Investors in the Funds should be willing to accept a high degree of volatility in the price of the Funds’ Shares and the possibility of significant losses. An investment in the Funds involves a substantial degree of risk. An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Funds, each of which could significantly and adversely affect the value of an investment in a Fund.

Risk of Investing in Agriculture Companies. (VanEck Vectors Agribusiness ETF only.) Economic forces affecting agricultural companies and related industries, including forces affecting the agricultural commodity prices, labor costs, and energy and financial markets, could adversely affect the Fund’s portfolio companies and, thus, the Fund’s financial situation and profitability. Agricultural and livestock production and trade flows are significantly affected by government policies and regulations, including subsidy policies and the imposition of taxes, tariffs, duties and import and export restrictions. Such policies and regulations can affect the planting/raising of certain crops/livestock versus other uses of resources, the location and site of crop and livestock production and whether processed or unprocessed commodity products are traded. Companies involved in the agriculture industry may be subject to the risk of liability for environmental damage, worker safety, depletion of resources, mandated expenditures for safety and pollution control devices, and litigation. An increased competitive landscape, caused by increased availability of food and other agricultural commodities, economic recession, labor difficulties or changing consumer tastes and spending, may lead to a decrease in demand for the products and services provided by companies involved in agriculture. Furthermore, companies involved in agriculture are particularly sensitive to changing weather conditions and other natural disasters, including floods, droughts and disease outbreaks. In addition, these companies are also subject to risks associated with cyclicality of revenues and earnings, currency fluctuations, changing consumer tastes, extensive competition, consolidation, and excess capacity. In addition, the Fund’s portfolio companies must comply with a broad range of environmental health, food safety and worker safety laws and regulations which could adversely affect the Fund. Additional or more stringent laws and regulations may be enacted in the future and such changes could have a material adverse effect on the business of the Fund’s portfolio companies.

Risk of Investing in Coal Companies. (VanEck Vectors Coal ETF only.) The profitability of companies in the coal industry is related to worldwide energy prices and costs related to exploration and production. Such companies also are subject to risks of changes in exchange rates, international politics and government regulation, taxes, world events, terrorist attacks, the success of exploration projects, depletion of resources and economic conditions, reduced demand as a result of increases in energy efficiency and energy conservation efforts, as well as market, economic and political risks of the countries where energy companies are located or do business.

Coal prices declined significantly in recent years and remain at lower levels, which has adversely impacted companies operating in the coal industry. Events in individual countries or regions which have a significant presence in the global coal markets, including regulatory changes, may also impact the global price of coal. Between November 2016 and March 2017, the Chinese government reduced the number of working days for mines from 330 days to 276 days, the effect of which was

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

a sudden increase in recent coal prices. Coal prices declined again in early 2017 as China relaxed its mining days’ restriction. There can be no guarantee that such regulatory changes in China or other countries will not occur and impact coal prices in the future.

Coal exploration and mining can be significantly affected by natural disasters. In addition, coal companies may be at risk for environmental damage claims, litigation and negative publicity and perception, and are subject to extensive federal, state, local and international environmental laws and regulations regarding air emissions and the disposal of hazardous materials. The productivity of mining operations may be reduced by geological conditions, regulatory permits for mining activities and the availability of coal that meets standards set forth in the Clean Air Act. There can be no guarantee that such standards will be enforced in the future, which may affect the value of an investment in the Fund.

A primary risk of the coal industry is the competitive risk associated with the prices of alternative fuels, such as natural gas and oil. For example, consumers of coal often have the ability to switch between the use of coal, oil or natural gas. As a result, during periods when competing fuels are less expensive, the revenues of companies in the coal industry may decline with a corresponding impact on earnings. Additionally, the markets and prices for coal are affected by technological developments in the traditional and alternative industries, environmental, fiscal and other governmental programs and policies, weather conditions, global coal inventories, production rates and production costs.

Risk of Investing in Alternative Energy Companies. (VanEck Vectors Global Alternative Energy ETF only.) Alternative energy refers to the generation of power through environmentally friendly sources that can replace or supplement traditional fossil-fuel sources. It includes power derived principally from bio fuels (such as ethanol), bio mass, wind, solar, hydro and geothermal sources and also includes the various technologies that support the production, use and storage of these sources.

The alternative energy industry may be significantly affected by the competition from new and existing market entrants, obsolescence of technology, short product cycles, production spending, varying prices and profits, commodity price volatility, changes in exchange rates, imposition of import controls, depletion of resources, seasonal weather conditions, technological developments and general economic conditions, market sentiment, supply and demand of alternative energy fuels, fluctuations in the price of oil and gas, energy conservation efforts, the success of exploration projects, tax and other government regulations and international political events. Additionally, adverse weather conditions may cause fluctuations in renewable energy generation and adversely affect the cash flows associated with these assets.

Further, the alternative energy industry may be subject to risks associated with hazardous materials and can be significantly and adversely affected by legislation resulting in more strict government regulations and enforcement policies and specific expenditures for environmental cleanup efforts. On the other hand, if the government reduces environmental regulations or their enforcement, companies that produce products designed to provide a clean environment, and in which the Fund invests, are less likely to prosper. Shares of companies involved in the alternative energy industry have been more volatile than shares of companies operating in more established industries. Certain valuation methods currently used to value companies involved in the alternative energy industries have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to further increase the volatility of certain alternative and transitional energy company share prices. If government subsidies, contracts with government entities and economic incentives for alternative energy sources are reduced or eliminated, the demand for alternative energy may decline and cause corresponding declines in the revenues and profits of companies engaged in the alternative energy industry. In addition, changes in U.S., European and other governments’ policies towards alternative energy technology also may have an adverse effect on the Fund’s performance. There can be no guarantee that current regulations will be enforced in the future, which may affect the value of your investment in the Fund. Furthermore, the Fund may invest in the shares of companies with a limited operating history, some of which may never have operated profitably. Investment in young companies with a short operating history is generally riskier than investing in companies with a longer operating history. The Fund will carry greater risk and may be more volatile than a portfolio composed of securities issued by companies operating in a wide variety of different or more established industries.

Risk of Investing in Gold and Silver Mining Companies. (VanEck Vectors Gold Miners ETF and VanEck Vectors Junior Gold Miners ETF only.) Because each Fund invests in stocks and depositary receipts of U.S. and foreign companies that are involved in the gold mining and silver mining industries, it is subject to certain risks associated with such companies. Investments related to gold and silver are considered speculative and are affected by a variety of factors. Competitive pressures may have a significant effect on the financial condition of gold mining and silver mining companies. Also, gold and silver mining companies are highly dependent on the price of gold bullion and silver bullion, respectively, but may also be adversely affected by a variety of worldwide economic, financial and political factors. Therefore, the securities of companies involved in the gold or silver mining industry may under- or over-perform commodities themselves over the short-term or long-term. Gold bullion and silver bullion prices may fluctuate substantially over short periods of time, even during periods of rising prices, so the Fund’s Share price may be more volatile than other types of investments.

A drop in the price of gold and/or silver bullion would particularly adversely affect the profitability of small- and medium-capitalization mining companies and their ability to secure financing. Furthermore, companies that are only in the exploration stage are typically unable to adopt specific strategies for controlling the impact of the price of gold or silver. The price of gold has fluctuated in recent years and may continue to fluctuate. These prices may fluctuate substantially over short periods of time so each Fund’s Share price may be more volatile than other types of investments. Fluctuation in the prices of gold and silver may be due to a number of factors, including the changes in inflation and changes in industrial and commercial demand for metals. Additionally, increased environmental or labor costs may depress the value of metal investments. In times of significant inflation or great economic uncertainty, gold, silver and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Fund’s returns.

A significant portion of the world’s gold reserves are held by governments, central banks and related institutions. The production, purchase and sale of precious metals by governments or central banks or other larger holders can be negatively affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant adverse impact on the supply and prices of precious metals. Additionally, the United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons.

The principal supplies of metal industries also may be concentrated in a small number of countries and regions. Economic, social and political conditions in those countries that are the largest producers of gold and silver may have a direct negative effect on the production and marketing of gold and silver and on sales of central bank gold holdings. Some gold, silver and precious metals mining operation companies may hedge their exposure to declines in gold, silver and precious metals prices by selling forward future production, which may result in lower returns during periods when the prices of gold, silver and precious metals increase.

The gold, silver and precious metals industries can be significantly adversely affected by events relating to international political developments, the success of exploration projects, commodity prices, tax and government regulations and intervention (including government restrictions on private ownership of gold and mining land), changes in inflation or expectations regarding inflation in various countries and investment speculation. If a natural disaster or other event with a significant economic impact occurs in a region where the companies in which the Fund invests operate, such disaster or event could negatively affect the profitability of such companies and, in turn, the Fund’s investment in them. Gold and silver mining companies may also be significantly adversely affected by import controls, worldwide competition, environmental hazards, liability for environmental damage, depletion of resources, industrial accidents, underground fires, seismic activity, labor disputes, unexpected geological formations, availability of appropriately skilled persons, unanticipated ground and water conditions and mandated expenditures for safety and pollution control devices.

A significant number of the companies in the Junior Gold Miners Index may be early stage mining companies that are in the exploration stage only or that hold properties that might not ultimately produce gold or silver. The exploration and development of mineral deposits involve significant financial risks over a significant period of time which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, many early stage miners operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an early stage mining company than for a more established counterpart.

Risk of Investing in Natural Resources Companies. (VanEck Vectors Natural Resources ETF only.) The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the natural resources sector. Investments in natural resources and the natural resources sector, which include agriculture, alternatives (e.g., water and alternative energy), base and industrial metals, energy, forest products and precious metals, can be significantly affected by events relating to these industries, including international political and economic developments, embargoes, tariffs, inflation, weather and natural disasters, livestock disease, limits on exploration, often rapid changes in the supply of and demand for natural resources and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of operating companies. Companies engaged in the sectors listed above may be adversely affected by changes in government policies and regulations, technological advances and/or obsolescence, environmental damage claims, energy conservation efforts, the success of exploration projects, limitations on the liquidity of certain natural resources and commodities and competition from new market entrants. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Changes in general economic conditions, including commodity price volatility, changes in exchange rates, imposition of import controls, rising interest rates, prices of raw materials and other commodities,

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

depletion of resources and labor relations, could adversely affect the Fund’s portfolio companies. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain natural resources companies due to the potential impact on the volume of commodities transported, processed, stored or distributed. In addition, the companies in which the Fund invests may also be subject to the risks associated with the energy and basic materials sectors and mining and oil and gas industries. Securities of companies within natural resources can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a particular type of natural resource. Because the Fund may allocate relatively more assets to certain types of natural resources than others, the Fund’s performance may be more sensitive to developments which affect the types of natural resources focused on by the Fund.

Risk of Investing in Oil Refining Companies. (VanEck Vectors Oil Refiners ETF only) The profitability of companies in the oil refining industry is related to supply and demand of all sources of energy. The price of energy, the earnings of companies in the oil refining industry, and the value of such companies’ securities have recently experienced significant volatility. Additionally, the price of oil has also recently experienced significant volatility and has declined significantly, which may materially impact companies operating in the oil refining industry. Such companies are also subject to risks of changes in commodity prices, exploration and production spending, interest rates and exchange rates, government regulation, the imposition of import controls, world events, negative perception, depletion of resources, development of alternative energy sources, technological developments, labor relations and general economic conditions, as well as market, economic and political risks of the countries where oil refining companies are located or do business, fluctuations caused by events relating to international politics, including political instability, expropriation, social unrest and acts of war, acts of terrorism, economic sanctions, energy conservation, the success of exploration projects and tax and other governmental regulatory policies. Changes to U.S. trading policies could cause friction with certain oil-producing countries and between the governments of the United States and other major exporters of oil to the United States.

Oil refining companies are also subject to risks related to environmental damage, injury to persons and loss of life or the destruction of property, any of which could expose such companies to, among other things, the risk of litigation, clean-up or other remedial costs and disruption of operations. Additionally, oil refining companies are vulnerable to disruptions in operations, including those due to weather-related events such as hurricanes and transportation-related disruptions that may affect the flow of oil to the oil refining companies. Oil refining companies operate in a highly competitive and cyclical industry, with intense price competition. The operations of oil refineries are subject to stringent and complex federal, state and local environmental laws and regulations. New and more stringent environmental and health and safety laws, regulations and permit requirements or stricter interpretations of current laws or regulations could impose substantial additional costs on companies in which the Fund invests. On the other hand, even regulatory changes such as the implementation of policies with less stringent environmental protection standards and those geared away from sustainable energy development could lead to fluctuations in supply, demand and prices of oil and gas. Moreover, failure to comply with any such requirements could have a material adverse effect on a company, and there can be no assurance that companies will at all times comply with all applicable environmental laws, regulations and permit requirements. A significant portion of an oil refining company’s revenues may depend on a relatively small number of customers, including governmental entities and utilities.

Risk of Investing in Oil Services Companies. (VanEck Vectors Oil Services ETF only.) The profitability of companies in the oil services sector is related to worldwide energy prices, including all sources of energy, and exploration and production costs. The price of energy, the earnings of companies in the oil services sector, and the value of such companies’ securities have recently experienced significant volatility. Additionally, the price of oil has also recently experienced significant volatility and has declined significantly, which may materially impact companies operating in the oil services sector. Such companies are also subject to risks of changes in exchange rates and the price of oil and gas, changes in prices for competitive energy services, changes in the global supply of and demand for oil and gas, the imposition of import controls, world events, actions of the Organization of Petroleum Exporting Countries, negative perception and publicity, depletion of resources and general economic conditions, development of alternative energy sources, energy conservation efforts, technological developments and labor relations, as well as market, economic, social and political risks of the countries where oil services companies are located or do business. The values of securities of oil services companies are subject to swift price and supply fluctuations caused by events relating to international politics, including political instability, expropriation, social unrest and acts of war, energy conservation, the success of exploration projects and tax and other governmental regulatory policies. Oil services companies operate in a highly competitive and cyclical industry, with intense price competition.

The oil services sector is exposed to significant and numerous operating hazards. Oil services companies’ operations are subject to hazards inherent in the oil and gas industry, such as fire, explosion, blowouts, loss of well control, oil spills, pipeline and equipment leaks and ruptures and discharges or releases of toxic or hazardous gases. Oil and gas exploration and production can be significantly affected by natural disasters and adverse weather conditions in the regions in which they operate. The revenues of oil services companies may be negatively affected by contract termination and renegotiation. In the oil services sector, it is customary for contracts to provide for either automatic termination or termination at the option of the customer if the drilling unit is destroyed or lost or if drilling operations are suspended for a specified period of time as a result of events beyond the control of either party or because of equipment breakdowns. In periods of depressed market conditions, the customers of oil services companies may not honor the terms of existing contracts and may terminate contracts or seek to renegotiate contract rates and terms to reduce their obligations.

Oil services companies are subject to, and may be adversely affected by, extensive federal, state, local and foreign laws, rules and regulations. Oil exploration and production companies may also be adversely affected by environmental damage claims and other types of litigation. Laws and regulations protecting the environment may expose oil services companies to liability for the conduct of or conditions caused by others or for acts that were in compliance with all applicable laws at the time they were performed. Changes to environmental protection laws, including the implementation of policies with less stringent environmental protection standards and those geared away from sustainable energy development, could lead to fluctuations in supply, demand and prices of oil and gas. The international operations of oil services companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in interest rates, changes in foreign regulations and other risks inherent to international business. Additionally, changes to U.S. trading policies could cause friction with certain oil producing countries and between the governments of the United States and other major exporters of oil to the United States. Some of the companies in the Oil Services Index are engaged in other lines of business unrelated to oil services, and they may experience problems with these lines of business which could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in traditional oil services activities, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Risk of Investing in Oil and Gas Companies. (VanEck Vectors Unconventional Oil & Gas ETF only.) The profitability of companies in the oil and gas industry is related to worldwide energy prices, including all sources of energy, and exploration and production costs. The price of energy, the earnings of companies in the oil and gas industry, and the value of such companies’ securities can be extremely volatile. Additionally, the price of oil has also recently experienced significant volatility and has declined significantly, which may materially impact companies operating in the oil and gas industry. Such companies are also subject to risks of changes in commodity prices, changes in the global supply of and demand for oil and gas (including reduced demand as a result of increases in energy efficiency and energy conservation efforts), interest rates, exchange rates, the prices of competitive energy services, the imposition of import controls, world events, friction with certain oil producing countries and between the governments of the United States and other major exporters of oil to the United States, actions of the Organization of Petroleum Exporting Countries, negative perception and publicity, depletion of resources, development of alternative energy sources, technological developments, labor relations and general economic conditions, as well as market, economic and political risks of the countries where oil and gas companies are located or do business, fluctuations caused by events relating to international politics, including political instability, expropriation, social unrest and acts of war, acts of terrorism, energy conservation, the success of exploration projects and tax and other governmental regulatory policies. Oil and gas companies operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.

The oil and gas industry is exposed to significant and numerous operating hazards. Oil and gas companies’ operations are subject to hazards inherent in the oil and gas industry, such as fire, explosion, blowouts, loss of well control and oil spills. Companies that own or operate gas pipelines are subject to certain risks, including pipeline and equipment leaks and ruptures, explosions, fires, unscheduled downtime, transportation interruptions, discharges or releases of toxic or hazardous gases and other environmental risks. Oil and gas equipment and services, as well as oil and gas exploration and production, can be significantly affected by natural disasters and adverse weather conditions in the regions in which they operate. The revenues of oil and gas companies may be negatively affected by contract termination and renegotiation.

Oil and gas companies are subject to, and may be adversely effected by, extensive federal, state, local and foreign laws, rules and regulations. Oil and gas exploration and production companies may also be adversely affected by environmental damage claims and other types of litigation. Laws and regulations protecting the environment may expose oil and gas companies to liability for the conduct of or conditions caused by others or for acts that were in compliance with all applicable laws at the time they were performed. Changes to environmental protection laws, including the implementation of policies with less stringent environmental protection standards and those geared away from sustainable energy development, could

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

lead to fluctuations in supply, demand and prices of oil and gas. The international operations of oil and gas companies expose them to risks associated with instability and changes in economic and political conditions, social unrest and acts of war, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Such companies may also have significant capital investments or operations in, or engage in transactions involving, emerging market countries, which may increase these risks.

Risk of Investing in Unconventional Oil and Gas Companies. (VanEck Vectors Unconventional Oil & Gas ETF only.) Investments in companies engaged in activities related to the exploration, development, extraction, production and/or refining of unconventional oil and natural gas involve risks in addition to those related to the oil and gas industry. New or emerging oil and gas resource development projects have limited or no production history. Consequently, an oil and gas company may be unable to accurately predict future results. Therefore, the cost of drilling, completing and operating wells in these areas may be higher than initially expected, and the value of undeveloped land may decline if drilling results are unsuccessful. Furthermore, if drilling results are unsuccessful, an oil and gas company may be required to write down the carrying value of undeveloped land in new or emerging projects, which may have an adverse effect on the Fund’s investments. Unconventional oil and gas properties are subject to customary royalty interests, liens incidental to operating agreements, tax liens and other burdens, encumbrances, easements or restrictions. Unless production is established during the term of certain undeveloped oil and gas leases, the leases will expire, and an oil and gas company will lose its right to develop the related properties. The marketability of unconventional oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. The lack of available capacity on these systems and facilities could reduce production of profitable wells or delay or discontinue drilling plans.

Companies engaged in activities related to the exploration, development, extraction, production and/or refining of unconventional oil and natural gas are subject to extensive environmental requirements. Failure to comply with applicable environmental requirements could adversely affect such companies, as sanctions for failure to comply with such requirements may include administrative, civil and criminal penalties; revocation of permits to conduct business; and corrective action orders, including orders to investigate and/or clean up contamination. Liability for cleanup costs, natural resources damages and other damages arising as a result of environmental laws could be substantial and adversely affect such companies. Such companies are also subject to political and economic instability and the risk of government actions. Additionally, the operations of such companies are subject to, and may be adversely affected by, extensive federal, state, local and foreign laws, rules and regulations.

The use of methods such as hydraulic fracturing may be subject to new or different regulation in the future. The EPA has asserted its interest to study and regulate the practice, and, in 2015, Federal regulations were passed to impose certain regulations on hydraulic fracturing. In addition, the regulation of hydraulic fracturing is conducted at the state level through permitting and other compliance requirements. There have been a number of initiatives and proposed initiatives at the federal, state and local level to study the environmental impacts of hydraulic fracturing and the need for further regulation of the practice. In December 2016, the EPA conducted a scientific study and concluded that hydraulic fracturing activities can impact drinking water in the United States under certain circumstances. The future impact of this study on hydraulic fracturing is unclear. Any future federal, state or local regulations that may be imposed on hydraulic fracturing could result in additional permitting and disclosure requirements (including of substances used in the fracturing process) and in additional operating restrictions. Some states and local governments have considered imposing various conditions and restrictions on operations, including bans, which could lead to operational delays and increased costs and, moreover, could delay or effectively prevent the development of oil and gas from formations that would not be economically viable without the use of hydraulic fracturing. The use of hydraulic fracturing may produce certain wastes that are not subject to federal regulations governing hazardous wastes, though they may be regulated under other federal and state laws. These wastes may in the future be designated as hazardous wastes and may thus become subject to more rigorous and costly compliance and disposal requirements.

Risk of Investing in Rare Earth and Strategic Metals Companies. (VanEck Vectors Rare Earth/Strategic Metals ETF only.) Rare earth/strategic metals are industrial metals that are typically mined as by-products or secondary metals in operations focused on precious metals and base metals. Compared to base metals, they have more specialized uses and are often more difficult to extract. Currently, approximately 43 elements in the periodic table are considered rare earth/strategic metals. Rare earth metals (or rare earth elements), a subset of strategic metals, are a collection of chemical elements that are crucial to many of the world’s most advanced technologies. Rare earth/strategic metals are used in a variety of technologies including, but not limited to, cellular phones, high performance batteries, flat screen televisions, and green energy technology such as wind, solar and geothermal, and are expected to be critical to the future of hybrid and electric cars, high-tech military applications including radar, missile guidance systems, navigation and night vision, and superconductors and fiber-optic communication systems.

The use of rare earth/strategic metals in modern technology has increased dramatically over the past years. Consequently, the demand for strategic metals has from time to time strained supply, and, as a result, there is a risk of a shortage of such materials in the world which could adversely affect the companies in the Fund’s portfolio. Competitive pressures may have a significant effect on the financial condition of companies involved in the various activities that are related to the producing, refining and recycling of rare earth/strategic metals. Also, these companies are highly dependent on the demand for and price of rare earth/strategic metals, which may fluctuate substantially over short periods of time, so the Fund’s Share price may be more volatile than other types of investments.

Companies involved in the various activities that are related to the producing, refining and recycling of rare earth/strategic metals tend to be small- to medium-capitalization companies with volatile share prices and can be significantly affected by events relating to international political and economic developments, energy conservation efforts, the success of exploration projects, commodity prices, tax and other government regulations, depletion of resources, and mandated expenditures for safety and pollution control devices. Moreover, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining, and the risks of the hazards associated with metals and mining, such as fire, drought, and increased regulatory and environmental costs. These companies may also be significantly affected by the conditions and events that occur in the regions that the companies to which the Fund has exposure operate. The producing, refining and recycling of rare earth/strategic metals can be capital intensive and, if companies involved in such activities are not managed well, the share prices of such companies could decline even as prices for the underlying rare earth/strategic metals are rising. In addition, companies involved in the various activities that are related to the producing, refining and recycling of rare earth/strategic metals may be at risk for environmental damage claims. Furthermore, demand for rare earth/strategic metals may change rapidly and unpredictably, including as a result of the development of less expensive alternatives.

Risk of Investing in Solar Energy Companies. (VanEck Vectors Solar Energy ETF only.) Companies engaged in the solar energy sector may be significantly affected by increased competition from new and existing market entrants, technological developments, obsolescence of technology and short product cycles. Companies in this industry may also be significantly affected by general economic conditions such as varying prices and profits, commodity price volatility, changes in exchange rates, imposition of import controls, availability of certain inputs and materials required for production, depletion of resources, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation efforts, labor relations and tax and other government regulations and policies. Shares of companies involved in the solar energy sector have historically been more volatile than shares of companies operating in more established industries. Additionally, the price of oil has also recently experienced significant volatility and has declined significantly, which may materially impact companies operating in the solar energy sector. Certain valuation methods currently used to value companies involved in the solar energy sector have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to further increase the volatility of certain solar energy company share prices. If government subsidies and economic incentives for alternative energy sources, particularly solar power, are reduced or eliminated, the demand for solar energy may decline and cause corresponding declines in the revenues and profits of companies engaged in the solar energy sector. In addition, changes in U.S., European and other governments’ policies towards solar energy technology also may have an adverse effect on the Fund’s performance. There is no guarantee that current regulations will be enforced in the future, which may affect the value of an investment in the Fund.

Risk of Investing in Steel Companies. (VanEck Vectors Steel ETF only.) Because the Fund primarily invests in stocks and depositary receipts of companies that are involved in a variety of activities related to steel production, it is subject to certain risks associated with such companies. Competitive pressures may have a significant effect on the financial condition of such companies in the steel sector. Also, these companies are highly dependent on the price of steel. These prices may fluctuate substantially over short periods of time, so the Fund’s Share price may be more volatile than other types of investments. These companies are also affected by changes in government regulation, world events and economic conditions. Companies involved in the steel sector may benefit from government subsidies or certain trade protections. If those subsidies or trade protections are reduced or removed, the profits of companies engaged in the steel sector may be affected, potentially drastically. In addition, these companies are at risk for environmental damage claims. Weather conditions, a strong or weak domestic economy, political instability and conservation efforts may affect the demand for steel. Companies involved in the manufacturing and storage of iron and steel products are also impacted by the level and volatility of commodity prices, the exchange value of the dollar, changing government regulations, import controls, worldwide competition, innovation within the industry that may render a company’s products obsolete, depletion of resources and mandated expenditures for safety and pollution control devices.

Risk of Investing in Nuclear Energy Companies. (VanEck Vectors Uranium+Nuclear Energy ETF only.) The companies represented in the Fund’s portfolio may face considerable risk as a result of, among other risks, incidents and accidents,

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

breaches of security, ill-intentioned acts or terrorism, natural disasters (such as floods or earthquakes), equipment malfunctions or mishandling in storage, handling, transportation, treatment or conditioning of substances and nuclear materials. Such events could have serious consequences, especially in case of radioactive contamination and irradiation of the environment, for the general population, as well as a material, negative impact on the Fund’s portfolio companies and thus the Fund’s financial situation. In addition, the nuclear energy sector is subject to competitive risk associated with the prices of other energy sources, such as natural gas and oil, obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. The price of uranium may be affected by changes in inflation rates, interest rates, monetary policy, economic conditions and political stability. In addition, uranium mining companies may also be significantly affected by import controls, energy conservation efforts, the success of energy exploration projects, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. Consumers of nuclear energy may have the ability to switch between nuclear energy and other energy sources and, as a result, during periods when competing energy sources are less expensive, the revenues of companies in the nuclear energy sector may decline with a corresponding impact on earnings.

Nuclear activity is also subject to particularly detailed and restrictive regulations, with a scheme for the monitoring and periodic re-examination of operating authorization, which primarily takes into account nuclear safety, environmental and public health protection, and also national security considerations (terrorist threats in particular). These regulations and any future regulations may be subject to significant tightening by national and international authorities. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. In addition, governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. This could result in increased operating costs, which would have a negative impact on the Fund’s portfolio companies and may cause operating businesses related to nuclear energy to become unprofitable or impractical to operate.

Uranium prices are subject to fluctuation. The price of uranium has been and will continue to be affected by numerous factors beyond the Fund’s control. Such factors include the demand for nuclear power, political and economic conditions in uranium producing and consuming countries, uranium supply from secondary sources and uranium production levels and costs of production. In addition, the prices of crude oil, natural gas and electricity produced from traditional hydro power and possibly other undiscovered energy sources could potentially have a negative impact on the competitiveness of nuclear energy companies in which the Fund invests.

Securities of the companies involved in this industry have been significantly more volatile than securities of companies operating in other more established industries. Certain valuation methods currently used to value companies involved in the nuclear power and power technology sectors, particularly those companies that have not yet traded profitably, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to increase further the volatility of certain alternative power and power technology company share prices.

Risk of Regulatory Action and Changes in Governments. (VanEck Vectors Rare Earth/Strategic Metals ETF only.) The producing, refining and recycling of rare earth/strategic metals may be significantly affected by regulatory action and changes in governments. For example, China, which produces approximately 80% of the world’s rare earth supplies, has ended its former export quota for rare earth metals following a WTO ruling. Future moves by China and other countries essential to the producing, refining and recycling of rare earth/strategic metals to limit exports could have a significant adverse effect on industries around the globe and on the values of the businesses in which the Fund invests. Moreover, while it is expected that China will consume a large percentage of the rare earth/strategic metals produced within the country to support its growing economy, China has shown a willingness to flood the market for rare earth/strategic metals as it did in the late 1990s, thereby causing many operations to shut down.

Risk of Investing in the Mining Industry. Because the VanEck Vectors Coal ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Steel ETF invest in stocks and depositary receipts of U.S. and foreign companies that are involved in mining, they are subject to certain risks associated with such companies. Investments in mining companies may be speculative. Competitive pressures may have a significant effect on the financial condition of such companies. Mining companies are highly dependent on the price of the underlying metal or element. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments.

In particular, a drop in the price of coal, gold, silver bullion, steel or rare earth/strategic metals would particularly adversely affect the profitability of small- and medium-capitalization mining companies and their ability to secure financing. Furthermore, companies that are only in the exploration stage are typically unable to adopt specific strategies for controlling the impact of such price changes.

Some of the companies in a Fund’s Index may be early stage mining companies that are in the exploration stage only or that hold properties that might not ultimately produce these metals. Exploration and development involves significant financial risks over a significant period of time which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, many early stage miners operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an early stage mining company than for a more established counterpart.

Special Risk Considerations of Investing in Asian Issuers. (VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Global Alternative Energy ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Solar Energy ETF and VanEck Vectors Uranium+Nuclear Energy ETF only.) The Fund will be subject to the risk of investing in Asian issuers. Investment in securities of issuers in Asia involves risks and special considerations not typically associated with investment in the U.S. securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the Fund to higher action costs or greater uncertainty than investments in more developed securities markets. Such risks may adversely affect the value of the Fund’s investments.

Governments of many Asian countries have implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in their economies, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite recent reform and privatizations, significant regulation of investment and industry is still pervasive in many Asian countries and may restrict foreign ownership of domestic corporations and repatriation of assets, which may adversely affect the Fund’s investments. Governments in some Asian countries are authoritarian in nature, have been installed or removed as a result of military coups or have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection have led to social turmoil, violence and labor unrest in some countries. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Investing in certain Asian countries involves risk of loss due to expropriation, nationalization, or confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

Special Risk Considerations of Investing in Australian Issuers. (VanEck Vectors Coal ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors Junior Gold Miners ETF and VanEck Vectors Rare Earth/Strategic Metals ETF only.) Investments in Australian issuers may subject each Fund to regulatory, political, currency, security, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the agricultural and mining sectors. As a result, the Australian economy is susceptible to fluctuations in the commodity markets. The Australian economy is also becoming increasingly dependent on its growing services industry. The Australian economy is dependent on trading with key trading partners, including the United States, China, Japan, Singapore and certain European countries. Reduction in spending on Australian products and services, or changes in any of the economies, may cause an adverse impact on the Australian economy.

Additionally, Australia is located in a part of the world that has historically been prone to natural disasters, such as hurricanes and droughts, and is economically sensitive to environmental events. Any such event may adversely impact the Australian economy, causing an adverse impact on the value of the Fund.

Special Risk Considerations of Investing in Brazilian Issuers. (VanEck Vectors Steel ETF only.) The Brazilian economy has been characterized by frequent, and occasionally drastic, interventions by the Brazilian government, including the imposition of wage and price controls, exchange controls, limiting imports and other measures. The Brazilian government has often changed monetary, taxation, credit, trade and other policies to influence the core of Brazil’s economy. Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazil has historically experienced high rates of inflation and a high level of debt, each of which may constrain economic growth. Despite rapid development in recent years, Brazil still suffers from high levels of corruption, crime and income disparity. The Brazilian economy is also heavily dependent upon commodity prices and international trade. Unanticipated political or social developments may result in sudden and significant investment losses. An increase in prices for commodities, such as petroleum, the depreciation of the Brazilian real and future governmental measures seeking to maintain the value of the Brazilian real in relation to the U.S. dollar, may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

Special Risk Considerations of Investing in Canadian Issuers. (VanEck Vectors Coal ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors Junior Gold Miners ETF and VanEck Vectors Unconventional Oil & Gas ETF only.) The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in natural resources sectors could have an adverse impact on the Canadian economy. Additionally, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States, countries in the EU and China. Because the United States is Canada’s largest trading partner and foreign investor, the Canadian economy is dependent on and may be significantly affected by the U.S. economy. Reduction in spending on Canadian products and services or changes in the U.S. economy may adversely impact the Canadian economy. Since the implementation of the NAFTA in 1994, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, all three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which addressed economic and security related issues. These agreements may further increase Canada’s dependency on the U.S. economy. Uncertainty as to the future of NAFTA may cause a decline in the value of the Fund’s Shares. Past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market and such demands may have this effect in the future. In addition, certain sectors of Canada’s economy may be subject to foreign ownership limitations. This may negatively impact the Fund’s ability to invest in Canadian issuers and to track the Fund’s Index.

Special Risk Considerations of Investing in Chinese Issuers. (VanEck Vectors Coal ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Solar Energy ETF only.) Investing in securities of Chinese companies, including issuers outside of China that generate significant revenues from China, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) market volatility caused by any potential regional or territorial conflicts or natural disasters and (x) the risk of increased trade tariffs, embargoes and other trade limitations. In addition, the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. The Chinese government may do so in the future as well, potentially having a significant adverse effect on economic conditions in China.

Risks of Investing through Stock Connect. (VanEck Vectors Rare Earth/Strategic Metals ETF only.) The Fund may invest in A-shares listed and traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through Stock Connect, or on such other stock exchanges in the PRC which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude the Fund’s ability to invest in Stock Connect A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of HKSCC, Hong Kong’s clearing entity, at the CSDCC. The Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. The Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. PRC law did not historically recognize the concept of beneficial ownership; while PRC regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in the PRC by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.

A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-shares. Therefore, the Fund’s investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect. Stock Connect is only available on days when markets in both the PRC and Hong Kong are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so. Finally, uncertainties in PRC tax rules governing taxation of income and gains from investments in Stock Connect A-shares could result in unexpected tax liabilities for the Fund. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Special Risk Considerations of Investing in European Issuers. (VanEck Vectors Agribusiness ETF, VanEck Vectors Global Alternative Energy ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Solar Energy ETF, VanEck Vectors Steel ETF and VanEck Vectors Uranium+Nuclear Energy ETF only.) A Fund will be subject to the risk of investing in European issuers. Investment in securities of issuers in Europe involves risks and special considerations not typically associated with investment in the U.S. securities markets. The EU requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In addition, in a referendum held on June 23, 2016, voters in the UK voted to leave the EU, creating economic and political uncertainty in its wake. On March 29, 2017, the UK formally triggered the process of leaving the EU by invoking Article 50 of the Treaty on European Union. Significant uncertainty exists regarding the timing of the UK’s withdrawal from the EU and the effects such withdrawal will have on the euro, European economies and the global markets.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

Special Risk Considerations of Investing in Japanese Issuers. (VanEck Vectors Oil Refiners ETF and VanEck Vectors Uranium+Nuclear Energy ETF only.) Investment in securities of Japanese issuers, including issuers located outside of Japan that generate significant revenues from Japan, involves risks that may negatively affect the value of your investment in the Fund. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Japanese economy. In addition, such disasters, and the resulting damage, could impair the long-term ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted.

Special Risk Considerations of Investing in Taiwanese Issuers. (VanEck Vectors Solar Energy ETF only.) Investments in Taiwanese issuers may subject the Fund to legal, regulatory, political, currency and economic risks that are specific to Taiwan. Specifically, Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries. These tensions may materially affect the Taiwanese economy and its securities market. Taiwan’s economy is export-oriented, so it depends on an open world trade regime and remains vulnerable to fluctuations in the world economy.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Each Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on a Fund’s investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent each Fund from repatriating its investments. In addition, each Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trade patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. The imposition of such sanctions could impair the market value of the securities of such foreign issuers or otherwise adversely affect a Fund’s operations.

Also, certain issuers located in foreign countries in which a Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. A Fund, as an investor in such issuers, will be indirectly subject to those risks.

Risk of Investing in Emerging Market Issuers. (All Funds except for VanEck Vectors Agribusiness ETF, VanEck Vectors Global Alternative Energy ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Unconventional Oil & Gas ETF and VanEck Vectors Uranium+Nuclear Energy ETF.) Each Fund may invest its assets in securities of emerging market issuers. Investment in securities of emerging market issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, crime (including drug violence) and social instability as a result of religious, ethnic and/or socioeconomic unrest. Issuers in certain emerging market countries are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable. Emerging markets are also more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities markets are, the greater the likelihood of custody problems. Additionally, each of the factors described below could have a negative impact on the Fund’s performance and increase the volatility of the Fund.

Securities Markets. Securities markets in emerging market countries are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. Securities markets in emerging market countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by a Fund. This will affect the rate at which a Fund is able to invest in emerging market countries, the purchase and sale prices for such securities and the timing of purchases and sales. Emerging markets can experience high rates of inflation, deflation and currency devaluation. The prices of certain securities listed on securities markets in emerging market countries have been subject to sharp fluctuations and sudden declines and no assurance can be given as to the future performance of listed securities in general. Volatility of prices may be greater than in more developed securities markets. Moreover, securities markets in emerging market countries may be closed for extended periods of time or trading on securities markets may be suspended altogether due to political or civil unrest. Market volatility may also be heightened by the actions of a small number of investors. Brokerage firms in emerging market countries may be fewer in number and less established than brokerage firms in more developed markets. Since a Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund. This risk is magnified to the extent a Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms. In addition, the infrastructure for the safe custody of securities and for purchasing and selling securities, settling trades, collecting dividends, initiating corporate actions, and following corporate activity is not as well developed in emerging market countries as is the case in certain more developed markets.

Political and Economic Risk. Certain emerging market countries have historically been subject to political instability and their prospects are tied to the continuation of economic and political liberalization in the region. Instability may result from factors such as government or military intervention in decision making, terrorism, civil unrest, extremism or hostilities between neighboring countries. Any of these factors, including an outbreak of hostilities, could negatively impact a Fund’s returns. Extremist groups in certain countries in the Middle East and North Africa region have traditionally held anti-Western views and are opposed to openness to foreign investments. Limited political and democratic freedoms in emerging market countries might cause significant social unrest. These factors may have a significant adverse effect on an emerging market country’s economy.

Many emerging market countries may be heavily dependent upon international trade and, consequently, may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which it trades. They also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

In addition, commodities (such as oil, gas and minerals) represent a significant percentage of certain emerging market countries’ exports and these economies are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region. In addition, most emerging market countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain emerging market countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such events could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region.

Also, from time to time, certain issuers located in emerging market countries in which the Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. The Fund, as an investor in such issuers, will be indirectly subject to those risks.

The economies of one or more countries in which a Fund may invest may be in various states of transition from a planned economy to a more market oriented economy. The economies of such countries differ from the economies of most developed countries in many respects, including levels of government involvement, states of development, growth rates, control of foreign exchange and allocation of resources. Economic growth in these economies may be uneven both geographically and among various sectors of their economies and may also be accompanied by periods of high inflation. Political changes, social instability and adverse diplomatic developments in these countries could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the underlying issuers of securities included in a Fund’s Index. There is no guarantee that the governments of these countries will not revert back to some form of planned or non-market oriented economy, and such governments continue to be active participants in many economic sectors through ownership positions and regulation. The allocation of resources in such countries is subject to a high level of government control. Such countries’ governments may strictly regulate the payment of foreign currency denominated obligations and set monetary policy.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

Through their policies, these governments may provide preferential treatment to particular industries or companies. The policies set by the government of one of these countries could have a substantial effect on that country’s economy.

Investment and Repatriation Restrictions. The government in an emerging market country may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in such emerging market countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in emerging market countries and may inhibit a Fund’s ability to track its Index. In addition, a Fund may not be able to buy or sell securities or receive full value for such securities. Moreover, certain emerging market countries may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer; may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of such emerging market countries; and/or may impose additional taxes on foreign investors. A delay in obtaining a required government approval or a license would delay investments in those emerging market countries, and, as a result, a Fund may not be able to invest in certain securities while approval is pending. The government of certain emerging market countries may also withdraw or decline to renew a license that enables a Fund to invest in such country. These factors make investing in issuers located or operating in emerging market countries significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of a Fund’s Shares.

Additionally, investments in issuers located in certain emerging market countries may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Moreover, there is the risk that if the balance of payments in an emerging market country declines, the government of such country may impose temporary restrictions on foreign capital remittances. Consequently, the Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Furthermore, investments in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Foreign Currency Considerations. A Fund’s assets that are invested in equity securities of issuers in emerging market countries will generally be denominated in foreign currencies, and the income received by the Fund from these investments will be principally in foreign currencies. The value of an emerging market country’s currency may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors.

A Fund’s exposure to an emerging market country’s currency and changes in value of such foreign currencies versus the U.S. dollar may reduce a Fund’s investment performance and the value of your investment in the Fund. Meanwhile, a Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the respective emerging market country’s currency falls relative to the U.S. dollar between the earning of the income and the time at which a Fund converts the relevant emerging market country’s currency to U.S. dollars, the Fund may be required to liquidate certain positions in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code. The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on a Fund’s performance.

Certain emerging market countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many such currencies and it would, as a result, be difficult for a Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Furthermore, if permitted, a Fund may incur costs in connection with conversions between U.S. dollars and an emerging market country’s currency. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Operational and Settlement Risk. In addition to having less developed securities markets, emerging market countries have less developed custody and settlement practices than certain developed countries. Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Banks in emerging market countries that are eligible foreign sub custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain emerging market countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Because settlement systems in emerging market countries may be less organized than in other developed markets, there may be a risk that settlement may be delayed and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the systems. Under the laws in many emerging market countries, a Fund may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares, creating a risk that the Fund may surrender cash or securities without ever receiving securities or cash from the other party. Settlement systems in emerging market countries also have a higher risk of failed trades and back to back settlements may not be possible.

A Fund may not be able to convert a foreign currency to U.S. dollars in time for the settlement of redemption requests. In the event of a redemption request from an AP, a Fund will be required to deliver U.S. dollars to the AP on the settlement date. In the event that a Fund is not able to convert the foreign currency to U.S. dollars in time for settlement, which may occur as a result of the delays described above, the Fund may be required to liquidate certain investments and/or borrow money in order to fund such redemption. The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on the Fund’s performance (e.g., by causing the Fund to overweight foreign currency denominated holdings and underweight other holdings which were sold to fund redemptions). In addition, a Fund will incur interest expense on any borrowings and the borrowings will cause the Fund to be leveraged, which may magnify gains and losses on its investments.

In certain emerging market countries, the marketability of quoted shares may be limited due to the restricted opening hours of stock exchanges, and a narrow range of investors and a relatively high proportion of market value may be concentrated in the hands of a relatively small number of shareholders. In addition, because certain emerging market countries’ stock exchanges on which a Fund’s portfolio securities may trade are open when the NYSE Arca is closed, the Fund may be subject to heightened risk associated with market movements. Trading volume may be lower on certain emerging market countries’ stock exchanges than on more developed securities markets and equities may be generally less liquid. The infrastructure for clearing, settlement and registration on the primary and secondary markets of certain emerging market countries are less developed than in certain other markets and under certain circumstances this may result in a Fund experiencing delays in settling and/or registering transactions in the markets in which it invests, particularly if the growth of foreign and domestic investment in certain emerging market countries places an undue burden on such investment infrastructure. Such delays could affect the speed with which a Fund can transmit redemption proceeds and may inhibit the initiation and realization of investment opportunities at optimum times.

Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of the Fund, reserves the right to abstain from voting proxies in those markets.

Corporate and Securities Laws. Securities laws in emerging market countries are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which emerging market issuers are subject may be less advanced than those systems to which issuers located in more developed countries are subject, and therefore, shareholders of issuers located in emerging market countries may not receive many of the protections available to shareholders of issuers located in more developed countries. In circumstances where adequate laws and shareholder rights exist, it may not be possible to obtain swift and equitable enforcement of the law. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

Foreign Currency Risk. Because a Fund’s assets that are invested in equity securities of issuers in foreign countries may be denominated in foreign currencies, the income received by the Fund from these investments may be in foreign currencies. A Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, a Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. Several factors may affect the price of euros and the British pound sterling, including the debt level and trade deficit of the EMU and the UK, inflation and interest rates of the EMU and the UK and investors’ expectations concerning inflation and interest rates and global or regional political, economic or financial events and situations. The European financial markets have recently experienced volatility and adverse trends due to economic downturns or concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail-out by the rest of the EU or debt restructuring. Assistance given to an EU member state may be dependent on a country’s implementation of reforms, including austerity measures, in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events have adversely affected the exchange rate of the euro and may adversely affect the Fund and its investments. The UK’s recent vote to leave the EU has impacted, and may further impact, the value of the euro and the British pound sterling, and has cause volatility and uncertainty in European and global markets. In addition, one or more countries may abandon the euro and the impact of these actions, especially if conducted in a disorderly manner, may have significant and far-reaching consequences on the euro. The value of an emerging market country’s currency may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the emerging market country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system could lead to sudden and large adjustments in the currency, which in turn, can have a negative effect on the Fund and its investments.

Risk of Investing in Depositary Receipts. A Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in a Fund’s Index, may negatively affect a Fund’s ability to replicate the performance of its Index. In addition, investments in depositary receipts that are not included in a Fund’s Index may lead to tracking error.

Risk of Investing in the Basic Materials Sector. (VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Steel ETF only.) To the extent that the basic materials sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Discretionary Sector. (VanEck Vectors Global Alternative Energy ETF only.) To the extent that the consumer discretionary sector continues to represent at least a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Staples Sector. (VanEck Vectors Agribusiness ETF and VanEck Vectors Natural Resources ETF only.) To the extent that the consumer staples sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. These companies may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending. Companies in this sector are also affected by changes in government regulation, world events and economic conditions.

Risk of Investing in the Energy Sector. (VanEck Vectors Coal ETF, VanEck Vectors Natural Resources ETF and VanEck Oil Refiners ETF only.) To the extent that the energy sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources and the cost of providing the specific utility services and other factors that may cannot control. Oil prices continue to remain at low levels following a significant decrease. Oil prices are subject to significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Risk of Investing in the Health Care Sector. (VanEck Vectors Agribusiness ETF only.) To the extent that the health care sector continues to represent at least a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the health care sector. Companies in the health care sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many health care companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many health care companies are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the health care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly. Companies in the health care sector may be thinly capitalized and may be susceptible to product obsolescence.

Risk of Investing in the Industrials Sector. (VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF and VanEck Vectors Global Alternative Energy ETF only.) To the extent that the industrials sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. In addition, the industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Risks of Investing in the Information Technology Sector. (VanEck Vectors Global Alternative Energy ETF only.) To the extent that the information technology sector continues to represent at least a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Risk of Investing in the Utilities Sector. (VanEck Vectors Global Alternative Energy ETF, VanEck Vectors Solar Energy ETF and VanEck Vectors Uranium+Nuclear Energy ETF only.) To the extent that the utilities sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a great extent on, the overall condition of the utilities sector. Issuers in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, and the effects of effects of economic slowdowns and surplus capacity. Companies in the utilities sector are subject to extensive regulation, including governmental regulation of rates charged to customers, and may face difficulty in obtaining regulatory approval of new technologies. The effects of a U.S. national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes, may adversely affect companies in the utilities sector. Certain companies in the utilities sector may be inexperienced and may suffer potential losses resulting from a developing

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

deregulatory environment. Technological innovations may render existing plants, equipment or products obsolete. Companies in the utilities sector may face increased competition from other providers of utility services. The potential impact of terrorist activities on companies in the utilities sector and its customers and the impact of natural or man-made disasters may adversely affect the utilities sector. Issuers in the utilities sector also may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Portfolio Turnover Risk. (VanEck Vectors Junior Gold Miners ETF only.) As a result of changes to the Junior Gold Miners Index effective June 17, 2017, it is anticipated that the Fund will have high portfolio turnover in seeking to track the Junior Gold Miners Index, which will result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.

Risk of Investing in Small- and/or Medium-Capitalization Companies. Each Fund may invest in small- and/or medium-capitalization companies and, therefore will be subject to certain risks associated with small- and medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of larger companies.

Risk of Cash Transactions. Unlike other ETFs, VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Global Alternative Energy ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Solar Energy ETF effect their creations and redemptions partially for cash, rather than in-kind securities. As a result, an investment in such Fund may be less tax-efficient than an investment in a more conventional ETF. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. Because these Funds currently intend to effect a portion of redemptions for cash, rather than in-kind distributions, they may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs. If a Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. The Funds generally intend to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.

Equity Securities Risk. The value of the equity securities held by each Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by a Fund participate, or factors relating to specific issuers in which a Fund invests. For example, an adverse event, such as an unfavorable earnings report, may result in a decline in the value of equity securities of an issuer held by a Fund; the price of the equity securities of an issuer may be particularly sensitive to general movements in the securities markets; or a drop in the securities markets may depress the price of most or all of the equities securities held by a Fund. In addition, the equity securities of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility. A change in the financial condition, market perception or the credit rating of an issuer of securities included in a Fund’s index may cause the value of its securities to decline.

Market Risk. The prices of the securities in each Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. Overall securities values could decline generally or underperform other investments. An investment in a Fund may lose money.

Operational Risk. Each Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. Each Fund’s return may not match the return of its Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Index and, raising cash to meet redemptions or deploying cash in connection with newly created Creation Units, which are not factored into the return of its Index. Transaction costs, including brokerage costs, will decrease a Fund’s NAV to the extent not offset by the transaction fee payable by an AP. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its Index. There is no assurance that the Index Providers (defined herein) or any agents that may act on their behalf will compile each Fund’s Index accurately, or that each Index will be determined, composed or calculated accurately. Errors in respect of the quality, accuracy and completeness of the data used to compile an Index may occur from time to time and may not be identified and corrected by the Index Providers for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of the Index Providers or their agents will generally be borne by the applicable Fund and its shareholders. For example, during a period where a Fund’s Index contains incorrect constituents, such Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively or positively impact the Funds and their shareholders. Any gains due to the Index Providers’ or others’ errors will be kept by the applicable Funds and their shareholders and any losses resulting from the Index Providers’ or others’ errors will be borne by the applicable Fund and its shareholders. A Fund may not be fully invested at times, either as a result of cash flows into the Fund (if the Fund effects creations and redemptions for cash) or reserves of cash held by the Fund to pay expenses or meet redemptions. In addition, a Fund may not invest in certain securities included in its Index, or invest in them in the exact proportions in which they are represented in its Index, due to legal restrictions or limitations imposed by the governments of certain countries, certain NYSE Arca listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). Moreover, a Fund may be delayed in purchasing or selling securities included in its Index. Any issues a Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. Each of VanEck Vectors Coal ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Solar Energy ETF and VanEck Vectors Steel ETF may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, a Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of its Index.

VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Global Alternative Energy ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Solar Energy ETF may accept cash in connection with a purchase of Creation Units or effect their redemptions in cash rather than in-kind and, as a result, each Fund’s ability to match the return of its respective Index will be affected.

Each Fund may fair value certain of the foreign securities and/or underlying currencies it holds except those securities primarily traded on exchanges that close at the same time the Fund calculates its NAV. To the extent a Fund calculates its NAV based on fair value prices and the value of its Index is based on securities’ closing prices on local foreign markets (i.e., the value of its Index is not based on fair value prices) or if a Fund otherwise calculates its NAV based on prices that differ from those used in calculating its Index, the Fund’s ability to track its Index may be adversely affected. The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact a Fund’s ability to replicate the performance of its Index. In addition, if a Fund utilizes depositary receipts and other derivative instruments that are not included in its Index, its return may not correlate as well with the returns of its Index as would be the case if the Fund purchased all the securities in its Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error. In light of the factors discussed above, each Fund’s return may deviate significantly from the return of its Index.

Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of a Fund’s Index may occur from time to time. Any such errors may not be identified or corrected by an Index’s Provider for some period of time, which may have an adverse effect on a Fund and its shareholders.

Authorized Participant Concentration Risk. A Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

deviation in a Fund’s market price from its NAV. Van Eck Securities Corporation, the distributor of the Shares (the “Distributor”), does not maintain a secondary market in the Shares. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming directly with a Fund.

Decisions by market makers or APs to reduce their role or “step away” from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund Shares trading at a price which differs materially from NAV and also in greater than normal intraday bid/ask spreads for Fund Shares.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Replication Management Risk. Unlike many investment companies, the Funds are not “actively” managed. Therefore, unless a specific security is removed from its Index, a Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from a Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. Each Fund’s Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in the securities of a Fund’s portfolio in seeking to replicate its Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of a Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an AP, a market maker, or another entity may invest in a Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Shares.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of a Fund’s holdings. The NAV of the Shares will fluctuate with changes in the market value of a Fund’s securities holdings. The market prices of Shares will fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of a Fund’s holdings, as well as supply and demand on the NYSE Arca. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Given the fact that Shares can be created and redeemed by APs in Creation Units, the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of a Fund’s holdings, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. The price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares may be closely related to, but not necessarily identical to, the same forces influencing the prices of the securities of a Fund’s portfolio of investments trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold. Any of these factors, discussed above and further below, may lead to the Shares trading at a premium or discount to a Fund’s NAV. In addition, because certain of a Fund’s underlying securities trade on exchanges that are closed when the NYSE Arca (i.e., the exchange that Shares of the Fund trade on) is open, there are likely to be deviations between the expected value of an underlying security and the closing security’s price (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs. In addition, the securities held by a Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for a Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

When you buy or sell Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a bid/ask spread charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid/ask spread may increase significantly.

Issuer-Specific Changes Risk. (VanEck Vectors Coal ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Uranium+Nuclear Energy ETF only.) The value of individual securities or particular types of securities in a Fund’s portfolio can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers. A change in the financial condition, market perception or credit rating of an issuer of securities included in a Fund’s Index may cause the value of its securities to decline.

Non-Diversified Risk. Each Fund is a separate investment portfolio of VanEck Vectors ETF Trust (the “Trust”), which is an open-end investment company registered under the 1940 Act. Each Fund, except for VanEck Vectors Natural Resources ETF, is classified as a “non-diversified” fund under the 1940 Act. Moreover, each Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on a Fund’s NAV and may make the Fund more volatile than more diversified funds. VanEck Vectors Coal ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Steel ETF, VanEck Vectors Oil Services ETF and VanEck Vectors Rare Earth/Strategic Metals ETF may be particularly vulnerable to this risk because their respective Indices are comprised of securities of a limited number of companies.

Concentration Risk. A Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that its Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that sector or sectors or industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

ADDITIONAL NON-PRINCIPAL INVESTMENT STRATEGIES

Each Fund may invest in securities not included in its Index, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and certain derivatives, which the Adviser believes will help a Fund track its Index. A Fund may invest in master limited partnerships (“MLPs”) to the extent they are included in its Index. MLPs are limited partnerships that are operated under the supervision of one or more managing general partners. The ownership interests/common units of an MLP are listed and publicly traded on securities exchanges or in the over-the-counter market. Depositary receipts not included in a Fund’s Index may be used by the Fund in seeking performance that corresponds to its respective Index and in managing cash flows, and may count towards compliance with a Fund’s 80% policy. Each Fund may also invest, to the extent permitted by the 1940 Act, in other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other ETFs. A Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

BORROWING MONEY

Each Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. Each Fund has entered into a credit facility to borrow money for temporary, emergency or other purposes, including the funding of Shareholder redemption requests, trade settlements and as necessary to distribute to shareholders any income required to maintain such Fund’s status as a regulated investment company. To the extent that a Fund borrows money, it may be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than its Index. Leverage generally has the effect of increasing the amount of loss or gain a Fund might realize, and may increase volatility in the value of such Fund’s investments.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

LENDING PORTFOLIO SECURITIES

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, a Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower fail to return the borrowed securities (e.g., the Fund would have to buy replacement securities and the loaned securities may have appreciated beyond the value of the collateral held by the Fund) or become insolvent. A Fund may pay fees to the party arranging the loan of securities. In addition, a Fund will bear the risk of loss of any cash collateral that it invests.

ADDITIONAL NON-PRINCIPAL RISKS

Risk of Investing in MLPs. MLP units may trade infrequently and in limited volume. Investments in MLPs could also expose a Fund to volatility risk, because units of MLPs may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member (iii) limited voting rights and (iv) conflicts of interest between the general partner or managing member and its affiliates and the limited partners or members. Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, MLP unit holders may not elect the general partner or the directors of the general partner and the MLP unit holders have limited ability to remove an MLP’s general partner. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.

Some MLPs may be treated as “passive foreign investment companies” or “controlled foreign corporations” corporations for U.S. federal income tax purposes. The manner and extent of a Fund’s investments in MLPs may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code (which would increase the risk of tracking error), and any such investments by the Fund may adversely affect the ability of the Fund to so qualify. If any of the MLPs owned by a Fund were treated as entities other than partnerships for U.S. federal income tax purposes, it could result in a reduction of the value of an investment in the Fund.

Risk of Investing in Derivatives. Derivatives are financial instruments whose values are based on the value of one or more reference assets or indicators, such as a security, currency, interest rate, or index. A Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying indicator, a derivative does not carry the same rights as would be the case if a Fund invested directly in the underlying securities, currencies or other assets.

Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or, in the case of “over-the-counter” derivatives, as a result of a counterparty’s credit quality, and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not achieve the desired correlation with the underlying asset or indicator. Derivative transactions can create investment leverage and may be highly volatile, and a Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of a Fund.

Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on, among other factors, the ability and the willingness of a Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, a Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for a Fund’s derivative positions at any time.

In December 2015, the Securities and Exchange Commission (“SEC”) proposed new regulations applicable to an ETF’s use of derivatives. If adopted as proposed, these regulations could potentially limit or impact a Fund’s ability to invest in derivatives and negatively affect the Fund’s performance and ability to pursue its stated investment objectives.

Relationship to Commodities. (VanEck Vectors Coal ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Steel ETF,

VanEck Vectors Unconventional Oil & Gas ETF, and VanEck Vectors Uranium+Nuclear Energy ETF only.) Each Fund’s respective Index measures the performance of equity securities of companies in the coal, gold and silver mining, rare earth/strategic metals, steel, oil & gas and uranium industries, as applicable. Commodities markets have historically been extremely volatile, and commodity prices are affected by various factors, including changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs and international economic, political and regulatory developments. Each Fund’s respective Index does not measure the performance of direct investments in coal, gold, silver, rare earth/strategic metals, steel or uranium (as applicable) and, therefore, may not move in the same direction and to the same extent as direct investments in the underlying commodities.

Leverage Risk. To the extent that a Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio securities. To manage the risk associated with leveraging, a Fund may segregate liquid assets, or otherwise “cover” its derivatives position in a manner consistent with the 1940 Act and the rules and SEC interpretations thereunder. A Fund may modify its asset segregation policies at any time to comply with any changes in the SEC’s positions regarding asset segregation.

TAX ADVANTAGED PRODUCT STRUCTURE

Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares of each Fund have been designed to be tradable in a secondary market on an intra-day basis and to be created and redeemed in-kind, except for VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Global Alternative Energy ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Solar Energy ETF whose Shares are created and redeemed partially for cash, in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate the adverse effects on a Fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of certain Funds, to the extent used, generally is not expected to lead to a tax event for shareholders whose shares are not being redeemed.

PORTFOLIO HOLDINGS

A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUNDS

Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Funds, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Funds’ SAI.

Investment Adviser. Under the terms of an investment management agreement between the Trust and Van Eck Associates Corporation with respect to VanEck Vectors Gold Miners ETF (the “Gold Miners Investment Management Agreement”) and an investment management agreement between the Trust and Van Eck Associates Corporation with respect to each of the other Funds (the “Investment Management Agreement” and, together with the Gold Miners Investment Management Agreement, the “Investment Management Agreements”), Van Eck Associates Corporation serves as the adviser to each Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of the Funds. Under the Gold Miners Investment Management Agreement (but not the Investment Management Agreement), the Adviser is obligated to provide certain fund accounting services to VanEck Vectors Gold Miners ETF. As of December 31, 2016, the Adviser

MANAGEMENT OF THE FUNDS (continued)

managed approximately $38 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to mutual funds, other exchange-traded funds, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 666 Third Avenue, 9th Floor, New York, New York 10017.

A discussion regarding the Board of Trustees’ approval of the Investment Management Agreements with respect to all Funds except VanEck Vectors Oil Refiners ETF is available in the Trust’s semi-annual report for the period ended June 30, 2016. A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement with respect to VanEck Vectors Oil Refiners ETF is available in the Trust’s annual report for the year ended December 31, 2016.

For the services provided to each Fund under the Investment Management Agreements, each Fund pays the Adviser monthly fees based on a percentage of each Fund’s average daily net assets at the annual rate of 0.50% (with respect to the VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Global Alternative Energy ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Solar Energy ETF, VanEck Vectors Steel ETF, VanEck Vectors Unconventional Oil & Gas ETF and VanEck Vectors Uranium+Nuclear Energy ETF) and 0.35% (with respect to the VanEck Vectors Oil Services ETF). Until at least May 1, 2018 the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% (with respect to VanEck Vectors Oil Services ETF), 0.49% (with respect to VanEck Vectors Natural Resources ETF), 0.53% (with respect to VanEck Vectors Gold Miners ETF), 0.54% (with respect to VanEck Vectors Unconventional Oil & Gas ETF), 0.55% (with respect to VanEck Vectors Steel ETF), 0.56% (with respect to VanEck Vectors Agribusiness ETF and VanEck Vectors Junior Gold Miners ETF), 0.57% (with respect to VanEck Vectors Rare Earth/Strategic Metals ETF), 0.59% (with respect to VanEck Vectors Coal ETF and VanEck Vectors Oil Refiners ETF), 0.60% (with respect to VanEck Vectors Uranium+Nuclear Energy ETF), 0.62% (with respect to VanEck Vectors Global Alternative Energy ETF) and 0.65% (with respect to VanEck Vectors Solar Energy ETF) of its average daily net assets per year.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

Manager of Managers Structure. With respect to VanEck Vectors Oil Refiners ETF, the Adviser and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees, may select one or more sub-advisers for the Fund and supervise, monitor and evaluate the performance of each sub-adviser.

The Order also permits the Adviser, subject to the approval of the Board of Trustees, to replace sub-advisers and amend investment sub-advisory agreements, including applicable fee arrangements, without shareholder approval whenever the Adviser and the Board of Trustees believe such action will benefit the Fund and its shareholders. The Adviser thus would have the responsibility (subject to the oversight of the Board of Trustees) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate the Fund’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser would be able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Adviser would compensate each sub-adviser out of its management fee.

Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Funds (the “Administrator”), and The Bank of New York Mellon is the custodian of the Funds’ assets and provides transfer agency and fund accounting services to the Funds. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are provided pursuant to the Investment Management Agreement.

Distributor. Van Eck Securities Corporation is the distributor of the Shares. The Distributor will not distribute Shares in less than Creation Units, and does not maintain a secondary market in the Shares. The Shares are traded in the secondary market.

PORTFOLIO MANAGERS

The portfolio managers who currently share joint responsibility for the day-to-day management of each Fund’s portfolio are Hao-Hung (Peter) Liao and George Chao. Mr. Liao has been employed by the Adviser since the summer of 2004. Mr. Liao also serves as a portfolio manager for certain other investment companies advised by the Adviser. Mr. Chao has been employed by the Adviser since December 2007. Prior to joining the Adviser, he served as a Controller of Operations Administrations Division and Corporate Safety (September 2006 to December 2007) for United Airlines. Messrs. Liao and Chao also serve as portfolio managers for certain other investment companies and pooled investment vehicles managed by the Adviser. See the Funds’ SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares of each Fund.

SHAREHOLDER INFORMATION

DETERMINATION OF NAV

The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange.

The values of each Fund’s portfolio securities are based on the securities’ closing prices on the markets on which the securities trade, when available. Due to the time differences between the United States and certain countries in which certain Funds invest, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Debt instruments with remaining maturities of more than 60 days are valued at the evaluated mean price provided by an outside independent pricing service. If an outside independent pricing service is unable to provide a valuation, the instrument is valued at the mean of the highest bid and the lowest asked quotes obtained from one or more brokers or dealers selected by the Adviser. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. If a market quotation for a security or other asset is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security or asset at the time a Fund calculates its NAV, the security or asset will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund that holds foreign equity securities currently expects that it will fair value certain of the foreign equity securities held by the Fund each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV.

Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s Index. This may adversely affect a Fund’s ability to track its Index. With respect to securities that are principally traded on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

INTRADAY VALUE

The trading prices of the Funds’ Shares in the secondary market generally differ from the Funds’ daily NAV and are affected by market forces such as the supply of and demand for Fund Shares and underlying securities held by each Fund, economic conditions and other factors. Information regarding the intraday value of the Funds’ Shares (“IIV”) is disseminated every 15 seconds throughout each trading day by NYSE Arca or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by each Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a

SHAREHOLDER INFORMATION (continued)

“real-time” update of the Funds’ NAV, which is computed only once a day. The IIV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by each Fund and valuations based on current market rates. The quotations and/or valuations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. Each Fund is not involved in, or responsible for, the calculation or dissemination of the IIV and makes no warranty as to its accuracy.

RULE 144A AND OTHER UNREGISTERED SECURITIES

An AP (i.e., a person eligible to place orders with the Distributor to create or redeem Creation Units of a Fund) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (“Securities Act”), will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A or other unregistered securities.

BUYING AND SELLING EXCHANGE-TRADED SHARES

The Shares of the Funds are listed on NYSE Arca. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the “spread,” which is any difference between the bid price and the ask price. The spread varies over time for a Fund’s Shares based on a Fund’s trading volume and market liquidity, and is generally lower if the Funds have high trading volume and market liquidity, and generally higher if the Funds have little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). In times of severe market disruption or low trading volume in a Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares’ NAV.

The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Funds’ SAI.

The NYSE Arca is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when a Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell a Fund’s Shares.

The right of redemption by an AP may be suspended or the date of payment postponed (1) for any period during which the NYSE Arca is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE Arca is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Market Timing and Related Matters. The Funds impose no restrictions on the frequency of purchases and redemptions. Frequent purchases and redemptions of Fund Shares may attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for a Fund’s portfolio securities and the reflection of that change in a Fund’s NAV (“market timing”). The Board of Trustees considered the nature of each Fund (i.e., a fund whose shares are expected to trade intraday), that the Adviser monitors the trading activity of APs for patterns of abusive trading, that the Funds reserve the right to reject orders that may be disruptive to the management of or otherwise not in the Funds’ best interests, and that each Fund may fair value certain of its securities. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Funds at the present time.

DISTRIBUTIONS

Net Investment Income and Capital Gains. As a shareholder of a Fund, you are entitled to your share of such Fund’s distributions of net investment income and net realized capital gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. Each Fund realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.”

Net investment income, if any, and net capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, in situations where the Fund acquires investment securities after the beginning of a dividend period, a Fund may elect to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period. If a Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares. Record shareholders will be notified regarding the portion of the distribution which represents a return of capital.

Distributions in cash may be reinvested automatically in additional Shares of a Fund only if the broker through which you purchased Shares makes such option available.

TAX INFORMATION

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund, including the possible application of foreign, state and local taxes. Unless your investment in a Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions. As noted above, each Fund expects to distribute net investment income at least annually, and any net realized long-term or short-term capital gains annually. Each Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.

In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Distributions of net investment income, including any net short-term gains, if any, are generally taxable as ordinary income. Whether distributions of capital gains represent long-term or short-term capital gain is determined by how long a Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long—term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are reported as capital gain dividends are generally taxable as long-term capital gains. Long-term capital gains of non-corporate shareholders are taxable at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.

The Funds may receive dividends, the distribution of which the Fund may designate as qualified dividends. In the event that a Fund receives such a dividend and designates the distribution of such dividend as a qualified dividend, the dividend may be taxed at the maximum capital gains rates, provided holding period and other requirements are met at both the shareholder and the Fund level.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains from non-U.S. investments of a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.

SHAREHOLDER INFORMATION (continued)

If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes. It is expected that more than 50% of each Fund’s (except for VanEck Vectors Agribusiness ETF’s, VanEck Vectors Global Alternative Energy ETF’s, VanEck Vectors Oil Services ETF’s, VanEck Vectors Natural Resources ETF’s, VanEck Vectors Solar Energy ETF’s, VanEck Vectors Steel ETF’s, VanEck Vectors Unconventional Oil and Gas ETF’s and VanEck Vectors Uranium+Nuclear Energy ETF’s) assets will consist of foreign securities.

Backup Withholding. Each Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 28%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service (“IRS”).

Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short term capital gain or loss if held for one year or less. The ability to deduct capital losses may be limited. To the extent that a Fund shareholder’s Shares are redeemed for cash, this is normally treated as a sale for tax purposes.

Taxes on In-Kind Creations and In-Kind Redemptions of Creation Units. To the extent a person exchanges securities or securities and cash for Creation Units, such person generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities or securities and cash will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received and the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging primarily securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Non-U.S. Shareholders. If you are not a citizen or resident alien of the United States or if you are a non-U.S. entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

Any capital gain realized by a Non-U.S. Shareholder upon a sale of shares of a Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met or (ii) a Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s Shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. A Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of Shares become, a U.S. real property holding corporation. If a Fund is or becomes a U.S. real property holding corporation, so long as the Fund’s Shares are regularly traded on an established securities market, only a Non-U.S. Shareholder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Code) of the Fund’s Shares will be subject to United States federal income tax on the disposition of Shares.

As part of the Foreign Account Tax Compliance Act, (“FATCA”), a Fund may be required to withhold 30% on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) and after January 1, 2019, proceeds from the sale or other disposition of property producing U.S. sourced income (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.

While some parts of the FATCA rules have not been finalized, a Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow a Fund to comply with the FATCA rules. If a Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the possible applicability of the U.S. estate tax.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

INDEX PROVIDERS

The Gold Miners Index and Steel Index are published by NYSE. The Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index, Solar Energy Index and Nuclear Energy Index are published by MV Index Solutions GmbH ("MVIS"), which is a wholly owned subsidiary of the Adviser. The Natural Resources Index is published by S-Network Global Indexes, LLC (“S-Network”). The Ardour Global Index is published by Ardour Global Indexes LLC (“Ardour”).

NYSE, MVIS, S-Network and Ardour are referred to herein as the “Index Providers.” The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

MVISTM GLOBAL AGRIBUSINESS INDEX

The Agribusiness Index is a rules based index intended to give investors a means of tracking the overall performance of the companies in the global agribusiness industry which includes: agri-chemicals, animal health and fertilizers, seeds and traits, from farm/irrigation equipment and farm machinery, aquaculture and fishing, livestock, cultivation and plantations (including grain, oil palms, sugar cane, tobacco leafs, grapevines etc.) and trading of agricultural products. Companies that produce the majority of their revenues from the distribution and/or sale of packaged food products or goods, Biodiesel and Ethanol or Forestry are not included in the Agribusiness Index.

To be initially eligible for the Agribusiness Index, (i) companies must generate at least 50% of their revenues from agribusiness (as defined above) and (ii) all stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2016, the Agribusiness Index included 52 securities of companies with a market capitalization range of between approximately $1.2 billion and $46.1 billion and a weighted average market capitalization of $18.6 billion. These amounts are subject to change.

The Agribusiness Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Agribusiness Index. Solactive AG uses its best efforts to ensure that the Agribusiness Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Agribusiness Index to third parties. VanEck Vectors Agribusiness ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in the VanEck Vectors Agribusiness ETF.

The Agribusiness Index is reconstituted and rebalanced quarterly.

MVISTM GLOBAL COAL INDEX

The Coal Index is a rules based index intended to give investors a means of tracking the overall performance of companies in the global coal industry which includes: coal operation (production, mining and cokeries), transportation of coal, production of coal mining equipment as well as storage and trade.

To be initially eligible for the Coal Index, (i) companies must generate at least 50% of their revenues from coal (as defined above) and (ii) all stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2016, the Coal Index included 25 securities of companies with a market capitalization range of between approximately $315 million and $11.4 billion and a weighted average market capitalization of $3.8 billion. These amounts are subject to change.

The Coal Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Coal Index. Solactive AG uses its best efforts to ensure that the Coal Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Coal Index to third parties. VanEck Vectors Coal ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in the VanEck Vectors Coal ETF.

The Coal Index is reconstituted and rebalanced quarterly.

ARDOUR GLOBAL INDEXSM (EXTRA LIQUID)

The Ardour Global Index is a rules based index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the alternative energy industry. The Ardour Global IndexSM (Composite) (the “AGI Composite Index”) is a modified capitalization weighted, float adjusted index comprised of publicly traded companies engaged in the production of alternative fuels and/or technologies related to the production of alternative energy power (the “AGI Industry”). The AGI Composite Index strives to be inclusive of all companies worldwide that are principally engaged in alternative energy. The Ardour Global Index was determined to yield a benchmark value of 1970.66 at its inception date, which was the close of trading on December 31, 1999. The Ardour Global Index represents the 30 stocks in the AGI Composite Index with the highest average daily trading volume value and market capitalization. Stocks must have a market capitalization of greater than $100 million on a rebalancing date to be included in the Ardour Global Index. Stocks whose market capitalizations fall below $50 million as of any rebalancing date will be deleted from the Ardour Global Index. Stocks must have a three-month average daily trading volume greater than $1 million to be included in the AGI Composite Index.

As of December 31, 2016, the Ardour Global Index included 30 securities of companies with a market capitalization range of between approximately $477.7 million and $34.4 billion and a weighted average market capitalization of $10.1 billion. These amounts are subject to change.

The Ardour Global Index and AGI Composite Index are each calculated and maintained by Thomson Reuters PLC on behalf of Ardour Capital LP. Index values are calculated daily, except Saturdays and Sundays, and are distributed over the New York Stock Exchange Global Index Feed (GIF) between the hours of approximately 9:30 a.m. and 4:15 p.m. (New York time), under the symbol “AGIXLT.” Index values are disseminated every 15 seconds. The Ardour Global Index includes stocks of companies engaged in the entire chain of alternative energy production, including alternative energy fuels and resources (solar, wind, bio-fuels, water and geothermal), environmental technologies, energy efficiency and enabling technologies. Only companies which are “principally engaged” in the business of alternative energy, i.e., derive over 50% of their total revenues from the industry are eligible. Only shares that trade on a recognized domestic or international stock exchange may qualify (e.g., National Stock Market stocks must be “reported securities” under Rule 11Aa3-1 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”). Similar criteria and standards apply to stocks with foreign listings.) Companies with R-score (average three-month daily trading volume value (in thousands) divided by average three-month market capitalization (in millions)) of less than 25% of its total market capitalization, based on its average daily share volume for the three calendar months prior to inclusion, shall not be eligible for inclusion in the AGI Composite Index and therefore ineligible for inclusion in the Ardour Global Index.

The Ardour Global Index is calculated using a capitalization weighting methodology, adjusted for float. Ardour Global Index weightings may be modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The Ardour Global Index (and the AGI Composite Index) is rebalanced quarterly, at the close of business on the third Friday of each calendar quarter. The share weights of Ardour Global Index components are adjusted on each rebalancing date, and new companies (IPOs) may be added to the Ardour Global Index on any rebalancing date, provided the companies meet all eligibility criteria and have been trading for more than 22 trading days. The Ardour Global Index is reconstituted quarterly on the dates of quarterly rebalancings and companies are added and/or deleted based upon the Ardour Global Index eligibility criteria.

The Ardour Global Index (and the AGI Composite Index) is reviewed quarterly to assure that all components continue to meet the eligibility requirements. New components (IPOs) that meet eligibility requirements may be added to the Ardour Global Index at the quarterly rebalancings. Components that fail to meet eligibility requirements are deleted quarterly. Rebalancing data, including constituent weights and related information, is posted on the Ardour Global Index web site prior to the start of trading on the first business day following the third Friday of the calendar quarter. A press announcement identifying additions and deletions to the Ardour Global Index is issued no later than the Wednesday prior to the second Friday in a rebalancing month. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Ardour Global Index are not adjusted between rebalancing dates for shares issued or shares repurchased. However, in the event that a component company is deleted from the Ardour Global Index in the period between rebalancings due to a corporate action, a new company will be substituted in the Ardour Global Index in approximately the same weight as the removed company. The Ardour Global Index is calculated by Thomson Reuters PLC.

NYSE ARCA GOLD MINERS INDEX

The Gold Miners Index is a modified market capitalization weighted index primarily comprised of publicly traded companies involved in the mining for gold and silver. The Gold Miners Index includes common stocks, ADRs and GDRs of selected companies that are involved in mining for gold and silver and that are listed for trading and electronically quoted on a major stock market that is accessible by foreign investors. Only companies with market capitalizations greater than $750 million that have an average daily volume of at least 50,000 shares over the past three months and an average daily value traded of at least $1 million over the past three months are eligible for inclusion in the Gold Miners Index. The weight of companies whose revenues are more significantly exposed to silver mining will not exceed 20% of the Gold Miners Index at rebalance.

As of December 31, 2016, the Gold Miners Index included 51 securities of companies with a market capitalization range of between approximately $580 million and $18.6 billion and a weighted average market capitalization of $8.4 billion. These amounts are subject to change.

The Gold Miners Index is calculated using a modified market-capitalization weighting methodology. The Gold Miners Index is weighted based on the market capitalization of each of the component securities, modified to conform to the following asset diversification requirements, which are applied in conjunction with the scheduled quarterly adjustments to the Gold Miners Index:

(1)	the weight of any single component security may not account for more than 20% of the total value of the Gold Miners Index;
(2)

the component securities are split into two subgroups-large and small, which are ranked by market capitalization weight in the Gold Miners Index. Large stocks are defined as having a starting Gold Miners Index weight greater than or equal to 5%. Small securities are defined as having a starting Gold Miners Index weight below 5%. The large group and small group will represent 45% and 55%, respectively, of the Gold Miners Index; and

(3)

the final aggregate weight of those component securities which individually represent more than 4.5% of the total value of the Gold Miners Index may not account for more than 45% of the total Gold Miners Index value.

The information utilized in this modification process is taken from the close of trading on the second Friday of the rebalance month.

The Gold Miners Index is reviewed quarterly so that the Gold Miners Index components continue to represent the universe of companies involved in the gold mining industry. Companies will be removed from the Gold Miners Index if the market capitalization is lower than $450 million or the average daily volume for the past three months is lower than 30,000 shares and the average daily value traded for the past three months is lower than $600,000. NYSE may at any time and from time to time change the number of securities comprising the group by adding or deleting one or more securities, or replacing one or more securities contained in the group with one or more substitute securities of its choice, if in the NYSE’s discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the Gold Miners Index. Changes to the Gold Miners Index compositions and/or the component share weights in the Gold Miners Index typically take effect after the close of trading on the third Friday of each calendar quarter month in connection with the quarterly index rebalance.

MVISTM GLOBAL JUNIOR GOLD MINERS INDEX

The Junior Gold Miners Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of small-capitalization companies that are involved primarily in the mining for gold and/or silver.

To be initially eligible for the Junior Gold Miners Index, (i) companies must generate at least 50% of their revenues from gold and/or silver mining/royalties/streaming or have mining projects with the potential to generate at least 50% of their revenues from gold and/or silver when developed, and (ii) all stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2016, the Junior Gold Miners Index included 48 securities of companies with a market capitalization range of between approximately $148 million and $1.8 billion and a weighted average market capitalization of $969 million. These amounts are subject to change.

The Junior Gold Miners Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Junior Gold Miners Index. Solactive AG uses its best efforts to ensure that the Junior Gold Miners Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Junior Gold Miners Index to third parties. VanEck Vectors Junior Gold Miners ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in the VanEck Vectors Junior Gold Miners ETF.

Effective June 17, 2017, the Junior Gold Miners Index will change as follows:

Companies ranking between 60% and 98% (currently: between 80% and 98%) of the full market capitalization qualify for inclusion in the Junior Gold Miners Index. Existing components ranking between 55% and 60% (currently: between 75% and 80%) or 98% and 99% also qualify for the selection.

The Junior Gold Miners Index is reconstituted and rebalanced quarterly.

VANECKTM NATURAL RESOURCES INDEX

The Natural Resources Index is a rules based index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services. The Natural Resources Index is a modified capitalization weighted, float adjusted index comprising publicly traded companies engaged in the production and distribution of commodities and commodity-related products and services in the following sectors: 1) Agriculture; 2) Alternatives (Water & Alternative Energy); 3) Base and Industrial Metals; 4) Energy; 5) Forest Products; and 6) Precious Metals. Index constituents include certain companies that produce products and services directly related to the production of commodities, but not the commodities themselves.

As of December 31, 2016, the Natural Resources Index included 310 securities of companies with a market capitalization range of between approximately $178.5 million and $374.3 billion and a weighted average market capitalization of $43.9 billion. These amounts are subject to change.

The six sectors are weighted based on estimates of the global consumption of various commodities included in each of the sectors. Sector weights are set annually on the third Friday of the last month of the third calendar quarter and the Natural Resources Index is rebalanced quarterly to the sector weights. The Natural Resources Index includes companies worldwide that are principally engaged (derive greater than 50% of revenues from applicable sources) in the production and/or distribution of commodities and commodity-related products and services.

The Natural Resources Index strives to capture at least 95% of the global investable market capitalization of its various sectors with the exception of the agriculture sector, where the Natural Resources Index strives to capture 100% of its global investable market capitalization. Constituent stocks must have a market capitalization of greater than $500 million on a rebalancing date to be added to the Natural Resources Index. Stocks whose market capitalizations fall below $250 million as of any rebalancing date will be deleted from the Natural Resources Index. Stocks must have a three-month trading volume equal to or greater than $1 million per day to be included in the Natural Resources Index. Only shares that trade on a recognized domestic or international stock exchange that provides a “last closing price” may qualify (e.g., National Stock Market stocks must be “reported securities” under Rule 11Aa3-1 of the Exchange Act. Similar criteria and standards apply to stocks with foreign listings).

The Natural Resources Index is calculated and maintained by Thomson Reuters PLC on behalf of S-Network Global Indexes, Inc. Index values are calculated daily, except Saturdays and Sundays, and are distributed over the New York Stock Exchange Global Index Feed (GIF) between the hours of approximately 9:30 a.m. and 4:15 p.m. (New York time), under the symbol “RVEIT.” Index values are disseminated every 15 seconds.

The Natural Resources Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The Natural Resources Index is reconstituted quarterly, at the close of business on the third Friday of the last month of each calendar quarter, and companies are added and/or deleted based upon the Natural Resources Index eligibility criteria. Companies with recent stock exchange listings, i.e., recent initial public offerings, may be added to the Natural Resources Index on any rebalancing date, provided the companies meet all eligibility criteria and have been trading for more than 22 trading days. The share weights of the Natural Resources Index components are adjusted on each rebalancing date.

Rebalancing data, including constituent weights and related information, is posted on the Natural Resources Index’s web site prior to the start of trading on the first business day following the third Friday of the last month of each calendar quarter. A press announcement identifying additions and deletions to the Natural Resources Index is issued no later than the Wednesday prior to the second Friday of the rebalancing month. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Natural Resources Index are not adjusted between rebalancing dates for shares issued or shares repurchased.

MVISTM GLOBAL OIL REFINERS INDEX

The Oil Refiners Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in crude oil refining which may include: gasoline, diesel, jet fuel, fuel oil, naphtha, and other petrochemicals. Companies which operate in the marketing and distribution of these products may be included in the Oil Refiners Index if refining is performed in company-owned refineries.

To be initially eligible for the Oil Refiners Index, (i) companies must generate at least 50% of their revenues from crude oil refining (as defined above) and (ii) all stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2016, the Oil Refiners Index included 25 securities of companies with a market capitalization range of between approximately $1.2 billion to $51.1 billion and a weighted average market capitalization of $17.9 billion. These amounts are subject to change.

The Oil Refiners Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Oil Refiners Index. Solactive AG uses its best efforts to ensure that the Oil Refiners Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Oil Refiners Index to third parties. VanEck Vectors Oil Refiners ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in the VanEck Vectors Oil Refiners ETF.

The Oil Refiners Index is reconstituted and rebalanced quarterly.

MVISTM US LISTED OIL SERVICES 25 INDEX

The Oil Services Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the largest and the most liquid common stocks and depositary receipts of U.S. exchange-listed companies involved in: oil services to the upstream oil sector, which includes companies engaged primarily in oil equipment, oil services or oil drilling.

To be initially eligible for the Oil Services Index, (i) companies must generate at least 50% of their revenues from oil services (as defined above) and (ii) all stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2016, the Oil Services Index included 25 securities of companies with a market capitalization range of between approximately $161 million and $116.8 billion and a weighted average market capitalization of $35.9 billion. These amounts are subject to change.

The Oil Services Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Oil Services Index. Solactive AG uses its best efforts to ensure that the Oil Services Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Oil Services Index to third parties. VanEck Vectors Oil Services ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in the VanEck Vectors Oil Services ETF.

The Oil Services Index is reconstituted semi-annually and rebalanced quarterly.

MVISTM GLOBAL RARE EARTH/STRATEGIC METALS INDEX

The Rare Earth/Strategic Metals Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the rare earth and strategic metals segment which includes: “Refiners,” “Recyclers” and “Producers” of rare earth/strategic metals and minerals.

To be initially eligible for the Rare Earth/Strategic Metals Index, (i) companies must generate at least 50% of their revenues from rare earth/strategic metals (as defined above) or have mining projects that have the potential to generate at least 50% of their revenues from rare earth/strategic metals when developed, and (ii) all stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs and may include Shanghai-Listed companies trading via Shanghai-Hong Kong Stock Connect.

As of December 31, 2016, the Rare Earth/Strategic Metals Index included 20 securities of companies with a market capitalization range of between approximately $140 million and $6.9 billion and a weighted average market capitalization of $2.0 billion. These amounts are subject to change.

The Rare Earth/Strategic Metals Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Rare Earth/Strategic Metals Index. Solactive AG uses its best efforts to ensure that the Rare Earth/Strategic Metals Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Rare Earth/Strategic Metals Index to third parties. VanEck Vectors Rare Earth/Strategic Metals ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in the VanEck Vectors Rare Earth/Strategic Metals ETF.

The Rare Earth/Strategic Metals Index is reconstituted and rebalanced quarterly.

MVISTM GLOBAL SOLAR ENERGY INDEX

The Solar Energy Index is a rules based index intended to give investors a means of tracking the overall performance of companies involved in solar energy which include: photovoltaic and solar power, solar power equipment/technologies and materials or services to solar power equipment/technologies producers.

To be initially eligible for the Solar Energy Index, (i) companies must generate at least 50% of their revenues from solar energy (as defined above) and (ii) all stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2016, the Solar Energy Index included 27 securities of companies with a market capitalization range of between approximately $174 million and $3.3 billion and a weighted average market capitalization of $1.2 billion. These amounts are subject to change.

The Solar Energy Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Solar Energy Index. Solactive AG uses its best efforts to ensure that the Solar Energy Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Solar Energy Index to third parties. VanEck Vectors Solar Energy ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in the VanEck Vectors Solar Energy ETF.

The Solar Energy Index is reconstituted and rebalanced quarterly.

NYSE ARCA STEEL INDEX

The Steel Index is a modified market capitalization weighted index comprised of common stocks and ADRs of selected companies that are primarily involved in a variety of activities that are related to steel production, including the operation of mills manufacturing steel, the fabrication of steel shapes or products, or the extraction and reduction of iron ore, and that are listed for trading on the NYSE, NYSE MKT or quoted on the NASDAQ. Only companies with market capitalizations greater than $100 million that have a daily average trading volume of at least $1 million over the past three months are eligible for inclusion in the Steel Index.

As of December 31, 2016, the Steel Index included 26 securities of companies with a market capitalization range of between approximately $141 million and $53.6 billion and a weighted average market capitalization of $19.7 billion. These amounts are subject to change.

The Steel Index is weighted based on the market capitalization of each of the component securities, modified to conform to the following asset diversification requirements, which are applied in conjunction with the scheduled quarterly adjustments to the Steel Index:

(1)	the weight of any single component security may not account for more than 20% of the total value of the Steel Index; and
(2)	the aggregate weight of those component securities which individually represent more than 5% of the total value of the Steel Index may not account for more than 50% of the total Steel Index value.

The Steel Index is reviewed quarterly so that the Steel Index components continue to represent the universe of companies involved in the iron ore mining or steel production. NYSE may at any time and from time to time change the number of stocks comprising the group by adding or deleting one or more stocks, or replace one or more stocks contained in the group with one or more substitute stocks of its choice, if in the Exchange’s discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the index to which the group relates. Changes to the Steel Index compositions and/or the component share weights in the Steel Index typically take effect after the close of trading one business day prior to the last business day of each calendar quarter month in connection with the quarterly index rebalance.

MVISTM GLOBAL UNCONVENTIONAL OIL & GAS INDEX

The Oil & Gas Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the exploration, development, extraction and/or production of unconventional oil and natural gas which includes: coal bed methane, coal seam gas, shale oil, shale gas, tight natural gas, tight oil, tight sands, in situ oil sands and enhanced oil recovery (EOR). Companies that generate at least 50% of their revenues from oil sand mining or from services to the unconventional oil and gas segment are not included in the Oil & Gas Index.

To be initially eligible for the Oil & Gas Index, (i) companies must generate at least 50% of their revenues from unconventional oil & gas (as defined above) or have properties with the potential to generate at least 50% of their revenues from unconventional oil & gas, and (ii) all stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2016, the Oil & Gas Index included 45 securities of companies with a market capitalization range of between approximately $2.3 billion and $58.3 billion and a weighted average market capitalization of $22.7 billion. These amounts are subject to change.

The Oil & Gas Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Oil & Gas Index. Solactive AG uses its best efforts to ensure that the Oil & Gas Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Oil & Gas Index to third parties. VanEck Vectors Unconventional Oil & Gas ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in the VanEck Vectors Unconventional Oil & Gas ETF.

The Oil & Gas Index is reconstituted and rebalanced quarterly.

MVISTM GLOBAL URANIUM & NUCLEAR ENERGY INDEX

The Uranium & Nuclear Energy Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in uranium and nuclear energy which include: uranium mining, the construction, engineering and maintenance of nuclear power facilities and nuclear reactors, the production of electricity from nuclear sources, or equipment and technology as well as services to the nuclear power industry.

To be initially eligible for the Uranium & Nuclear Energy Index, (i) companies must generate at least 50% of their revenues from uranium and nuclear energy (as defined above) or mining projects that have the potential to generate at least 50% of their revenues from uranium when developed and (ii) all stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs. In exceptional cases, companies with less than 50% of their revenues derived from uranium and nuclear energy may be eligible for inclusion in the Uranium & Nuclear Energy Index.

As of December 31, 2016, the Uranium & Nuclear Energy Index included 25 securities of companies with a market capitalization range of between approximately $2.4 billion and $53.5 billion and a weighted average market capitalization of $22.1 billion. These amounts are subject to change.

The Uranium & Nuclear Energy Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Uranium & Nuclear Energy Index. Solactive AG uses its best efforts to ensure that the Uranium & Nuclear Energy Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Uranium & Nuclear Energy Index to third parties. VanEck Vectors Uranium+Nuclear Energy ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in the VanEck Vectors Uranium+Nuclear Energy ETF.

The Uranium & Nuclear Energy Index is reconstituted and rebalanced quarterly.

LICENSE AGREEMENTS AND DISCLAIMERS

The Adviser has entered into a licensing agreement with NYSE Group, Inc. to use the Gold Miners Index and Steel Index. Each of VanEck Vectors Gold Miners ETF and VanEck Vectors Steel ETF is entitled to use its respective Index pursuant to a sub-licensing arrangement with the Adviser.

The Gold Miners Index, a trademark of NYSE, is licensed for use by the Adviser in connection with VanEck Vectors Gold Miners ETF. NYSE neither sponsors nor endorses VanEck Vectors Gold Miners ETF and makes no warranty or representation as to the accuracy and/or completeness of the Gold Miners Index or results to be obtained by any person from using the Gold Miners Index in connection with trading VanEck Vectors Gold Miners ETF.

The Steel Index, a trademark of NYSE, is licensed for use by the Adviser in connection with VanEck Vectors Steel ETF. NYSE neither sponsors nor endorses VanEck Vectors Steel ETF and makes no warranty or representation as to the accuracy and/or completeness of the Steel Index or the results to be obtained by any person from the using the Steel Index in connection with trading VanEck Vectors Steel ETF.

THE SHARES OF EACH OF VANECK VECTORS GOLD MINERS ETF AND VANECK VECTORS STEEL ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY NYSE. NYSE, AS INDEX COMPILATION AGENT (THE “INDEX COMPILATION AGENT”), MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF VANECK VECTORS GOLD MINERS ETF AND VANECK VECTORS STEEL ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SHARES OF VANECK VECTORS GOLD MINERS ETF AND VANECK VECTORS STEEL ETF PARTICULARLY OR THE ABILITY OF THE INDICES IDENTIFIED HEREIN TO TRACK STOCK MARKET PERFORMANCE. NYSE IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES, INCLUDING THE GOLD MINERS INDEX AND STEEL INDEX. EACH INDEX IS DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO THE SHARES OF VANECK VECTORS GOLD MINERS ETF AND VANECK VECTORS STEEL ETF. THE INDEX COMPILATION AGENT IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE SHARES OF VANECK VECTORS GOLD MINERS ETF AND VANECK VECTORS STEEL ETF TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. THE INDEX COMPILATION AGENT HAS NO OBLIGATION OR LIABILITY TO OWNERS OF SHARES OF VANECK VECTORS GOLD MINERS ETF AND VANECK VECTORS STEEL ETF IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF VANECK VECTORS GOLD MINERS ETF AND VANECK VECTORS STEEL ETF.

Although the Index Compilation Agent shall obtain information for inclusion in or for use in the calculation of each of the Gold Miners Index and Steel Index from sources which it considers reliable, the Index Compilation Agent does not guarantee the accuracy and/or the completeness of the component data of each of the Gold Miners Index and Steel Index obtained from independent sources. The Index Compilation Agent makes no warranty, express or implied, as to results to be obtained by the Trust as sub-licensee, licensee’s customers and counterparties, owners of Shares of VanEck Vectors Gold Miners ETF and VanEck Vectors Steel ETF, or any other person or entity from the use of each of the Gold Miners Index and Steel Index or any data included therein in connection with the rights licensed as described herein or for any other use. The Index Compilation Agent makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to each of the Gold Miners Index and Steel Index or any data included therein. Without limiting any of the foregoing, in no event shall the Index Compilation Agent have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of an Index’s possibility of such damages.

The Adviser has entered into a licensing agreement with MVIS to use the Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Services Index, Rare Earth/Strategic Metals Index, Solar Energy Index and Nuclear Energy Index. The Adviser has also granted MVIS a license to use the phrase “VanEck Vectors” in connection with the Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index, Solar Energy Index and Nuclear Energy Index. VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Solar Energy ETF and VanEck Vectors Uranium+Nuclear Energy ETF are entitled to use the Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index, Solar Energy Index and Nuclear Energy Index, respectively, pursuant to a sub-licensing arrangement with the Adviser.

Shares of VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Solar Energy ETF and VanEck Vectors Uranium+Nuclear Energy ETF are not sponsored, endorsed, sold or promoted by MVIS. MVIS makes no representation or warranty, express or implied, to the owners of the Shares of VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Junior Gold Miners

LICENSE AGREEMENTS AND DISCLAIMERS (continued)

ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Solar Energy ETF and VanEck Vectors Uranium+Nuclear Energy ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Solar Energy ETF and VanEck Vectors Uranium+Nuclear Energy ETF particularly or the ability of the Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index, Solar Energy Index and Nuclear Energy Index to track the performance of the securities markets. The Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index, Solar Energy Index and Nuclear Energy Index are determined and composed by MVIS without regard to the Adviser or the Shares of VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Solar Energy ETF and VanEck Vectors Uranium+Nuclear Energy ETF. MVIS has no obligation to take the needs of the Adviser or the owners of the Shares of VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Solar Energy ETF and VanEck Vectors Uranium+Nuclear Energy ETF into consideration in determining or composing the Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index, Solar Energy Index and Nuclear Energy Index. MVIS is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Solar Energy ETF and VanEck Vectors Uranium+Nuclear Energy ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Solar Energy ETF and VanEck Vectors Uranium+Nuclear Energy ETF are to be converted into cash. MVIS has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Solar Energy ETF and VanEck Vectors Uranium+Nuclear Energy ETF.

MVIS DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE AGRIBUSINESS INDEX, COAL INDEX, JUNIOR GOLD MINERS INDEX, OIL & GAS INDEX, OIL REFINERS INDEX, OIL SERVICES INDEX, RARE EARTH/STRATEGIC METALS INDEX, SOLAR ENERGY INDEX AND NUCLEAR ENERGY INDEX OR ANY DATA INCLUDED THEREIN AND MVIS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. MVIS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE SHARES OF VANECK VECTORS AGRIBUSINESS ETF, VANECK VECTORS COAL ETF, VANECK VECTORS JUNIOR GOLD MINERS ETF, VANECK VECTORS UNCONVENTIONAL OIL & GAS ETF, VANECK VECTORS OIL REFINERS ETF, VANECK VECTORS OIL SERVICES ETF, VANECK VECTORS RARE EARTH/STRATEGIC METALS ETF, VANECK VECTORS SOLAR ENERGY ETF AND VANECK VECTORS URANIUM+NUCLEAR ENERGY ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE AGRIBUSINESS INDEX, COAL INDEX, JUNIOR GOLD MINERS INDEX, OIL & GAS INDEX, OIL REFINERS INDEX, OIL SERVICES INDEX, RARE EARTH/STRATEGIC METALS INDEX, SOLAR ENERGY INDEX AND NUCLEAR ENERGY INDEX OR ANY DATA INCLUDED THEREIN. MVIS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE AGRIBUSINESS INDEX, COAL INDEX, JUNIOR GOLD MINERS INDEX, OIL & GAS INDEX, OIL REFINERS INDEX, OIL SERVICES INDEX, RARE EARTH/STRATEGIC METALS INDEX, SOLAR ENERGY INDEX AND NUCLEAR ENERGY INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MVIS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Solar Energy ETF and VanEck Vectors Uranium+Nuclear Energy ETF are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index, Solar Energy Index

and Nuclear Energy Index and/or their trademarks or their prices at any time or in any other respect. The Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index, Solar Energy Index and Nuclear Energy Index are calculated and maintained by Solactive AG. Solactive AG uses its best efforts to ensure that the Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index Solar Energy Index and Nuclear Energy Index are calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index, Solar Energy Index and Nuclear Energy Index to third parties including but not limited to investors and/or financial intermediaries of VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Solar Energy ETF and VanEck Vectors Uranium+Nuclear Energy ETF. Neither the publication of the Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index, Solar Energy Index and Nuclear Energy Index by Solactive AG nor the licensing of the Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Services Index, Rare Earth/Strategic Metals Index, Solar Energy Index and Nuclear Energy Index or their trademarks for the purpose of use in connection with VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Solar Energy ETF and VanEck Vectors Uranium+Nuclear Energy ETF constitutes a recommendation by Solactive AG to invest capital in VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Solar Energy ETF and VanEck Vectors Uranium+Nuclear Energy ETF nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Solar Energy ETF and VanEck Vectors Uranium+Nuclear Energy ETF. Structured Solutions AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of the Prospectus.

The Adviser has entered into a licensing agreement with Ardour to use the Ardour Global Index. VanEck Vectors Global Alternative Energy ETF is entitled to use its Index pursuant to a sub-licensing arrangement with the Adviser.

THE SHARES OF VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY ARDOUR. ARDOUR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SHARES OF VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF PARTICULARLY OR THE ABILITY OF ARDOUR GLOBAL INDEX TO TRACK THE PERFORMANCE OF THE PHYSICAL COMMODITIES MARKET.

ARDOUR’S ONLY RELATIONSHIP TO THE ADVISER IS THE LICENSING OF CERTAIN SERVICE MARKS AND TRADE NAMES OF ARDOUR AND OF THE ARDOUR GLOBAL INDEX THAT IS DETERMINED, COMPOSED AND CALCULATED BY ARDOUR WITHOUT REGARD TO THE ADVISER OR THE SHARES OF VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF. ARDOUR HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF SHARES OF VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE ARDOUR GLOBAL INDEX. ARDOUR IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE SHARES OF VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF TO BE USED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES OF VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF ARE TO BE CONVERTED INTO CASH. ARDOUR HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF.

ARDOUR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ARDOUR GLOBAL INDEX OR ANY DATA INCLUDED THEREIN AND ARDOUR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. ARDOUR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ARDOUR GLOBAL INDEX OR ANY DATA INCLUDED THEREIN. ARDOUR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ARDOUR GLOBAL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ARDOUR HAVE ANY LIABILITY

LICENSE AGREEMENTS AND DISCLAIMERS (continued)

FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“ARDOUR GLOBAL INDEXES, LLCSM”, “ARDOUR GLOBAL INDEXSM, (COMPOSITE),” “ARDOUR COMPOSITESM”, “ARDOUR GLOBAL INDEXSM” (EXTRA LIQUID)”, “ARDOUR XL SM”, “ARDOUR GLOBAL ALTERNATIVE ENERGY INDEXESSM”, “ARDOUR FAMILYSM” ARE SERVICE MARKS OF ARDOUR AND HAVE BEEN LICENSED FOR USE BY THE ADVISER. THE SHARES OF VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY ARDOUR AND ARDOUR MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE SHARES OF VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF.

The Adviser has entered into a licensing agreement with S-Network to use the VanEck™ Natural Resources Index. The Adviser has also granted S-Network a license to use the VanEck name in connection with the VanEck™ Natural Resources Index and S-Network will pay the Adviser a share of the revenues received by S-Network from the licensing of the VanEck™ Natural Resources Index. VanEck Vectors Natural Resources ETF is entitled to use its Index pursuant to a sub-licensing arrangement with the Adviser.

S-NetworkSM is a service mark of S-Network and has been licensed for use by the Adviser in connection with VanEck Vectors Natural Resources ETF. VanEck Vectors Natural Resources ETF is not sponsored, endorsed, sold or promoted by S-Network, which makes no representation regarding the advisability of investing in VanEck Vectors Natural Resources.

The Shares of VanEck Vectors Natural Resources ETF are not sponsored, endorsed, sold or promoted by S-Network. S-Network makes no representation or warranty, express or implied, to the owners of Shares of VanEck Vectors Natural Resources ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of VanEck Vectors Natural Resources ETF particularly or the ability of the Natural Resources Index to track the performance of the physical commodities market. S-Network’s only relationship to the Adviser (“Licensee”) is the licensing of certain service marks and trade names of S-Network and of the Natural Resources Index that is determined, composed and calculated by S-Network without regard to the Licensee or the Shares of VanEck Vectors Natural Resources ETF. S-Network has no obligation to take the needs of the Licensee or the owners of Shares of VanEck Vectors Natural Resources ETF into consideration in determining, composing or calculating the Natural Resources Index. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck Vectors Natural Resources ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck Vectors Natural Resources ETF are to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck Vectors Natural Resources ETF.

S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF SHARES OF VANECK VECTORS NATURAL RESOURCES ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NETWORK HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

VANECK AND ITS AFFILIATES SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS, AND MAKES NO WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY OWNERS OF VANECK VECTORS NATURAL RESOURCES ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NATURAL RESOURCES INDEX. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL VANECK OR ANY OF ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

DOW JONES, ITS AFFILIATES, SOURCES AND DISTRIBUTION AGENTS (TOGETHER, THE “INDICATIVE VALUE CALCULATION AGENT”) SHALL NOT BE LIABLE TO THE ADVISER, ANY CUSTOMER OR ANY THIRD PARTY FOR ANY LOSS OR DAMAGE, DIRECT, INDIRECT OR CONSEQUENTIAL, ARISING FROM (I) ANY INACCURACY OR INCOMPLETENESS IN, OR DELAYS, INTERRUPTIONS, ERRORS OR OMISSIONS IN THE DELIVERY OF THE INTRA-DAY INDICATIVE VALUE WITH RESPECT TO VANECK VECTORS URANIUM+NUCLEAR ENERGY ETF (THE “INDICATIVE VALUE”) OR ANY DATA RELATED THERETO (THE “DATA”) OR (II) ANY DECISION MADE OR ACTION TAKEN BY THE ADVISER, ANY CUSTOMER OR THIRD PARTY IN RELIANCE UPON THE DATA. THE INDICATIVE VALUE CALCULATION AGENT DOES NOT MAKE ANY WARRANTIES, EXPRESS OR IMPLIED, TO THE ADVISER, ANY INVESTOR IN VANECK VECTORS URANIUM+NUCLEAR ENERGY ETF OR ANY ONE ELSE REGARDING THE DATA, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES WITH RESPECT TO THE TIMELINESS, SEQUENCE, ACCURACY, COMPLETENESS, CORRECTNESS, MERCHANTABILITY, QUALITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTIES AS TO THE RESULTS TO BE OBTAINED BY THE ADVISER, ANY INVESTORS IN VANECK VECTORS URANIUM+NUCLEAR ENERGY ETF OR OTHER PERSON IN CONNECTION WITH THE USE OF THE DATA. THE INDICATIVE VALUE CALCULATION AGENT SHALL NOT BE LIABLE TO THE ADVISER, ANY INVESTOR IN VANECK VECTORS URANIUM+NUCLEAR ENERGY ETF OR OTHER THIRD PARTIES FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, LOSS OF BUSINESS REVENUES, LOST PROFITS OR ANY INDIRECT, CONSEQUENTIAL, SPECIAL OR SIMILAR DAMAGES WHATSOEVER, WHETHER IN CONTRACT, TORT OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL HIGHLIGHTS

The financial highlights tables which follow are intended to help you understand the Funds’ financial performance for the past five years or as indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report, which is available upon request.

For a share outstanding throughout each year:

	Agribusiness ETF
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$46.55	$52.59	$54.44	$52.94	$47.21

Income from investment operations:
Net investment income	1.07	1.37	1.68	1.08	1.00
Net realized and unrealized gain (loss) on investments	4.86	(6.07)	(1.84)	1.46	5.70

Total from investment operations	5.93	(4.70)	(0.16)	2.54	6.70

Less:
Dividends from net investment income	(1.10)	(1.34)	(1.69)	(1.04)	(0.97)

Net asset value, end of year	$51.38	$46.55	$52.59	$54.44	$52.94

Total return (a)	12.74%	(8.96)%	(0.13)%	4.60%	14.20%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$804,156	$835,551	$1,440,901	$4,635,318	$5,667,221
Ratio of gross expenses to average net assets	0.53%	0.55%	0.57%	0.55%	0.55%
Ratio of net expenses to average net assets	0.53%	0.55%	0.57%	0.55%	0.55%
Ratio of net expenses, excluding interest expense, to average net assets	0.53%	0.54%	0.56%	0.55%	0.54%
Ratio of net investment income to average net assets	2.04%	2.00%	1.77%	1.79%	1.89%
Portfolio turnover rate (b)	15%	20%	14%	33%	19%

	Coal ETF
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$6.28	$14.64	$19.50	$25.17	$32.41

Income from investment operations:
Net investment income	0.14	0.29	0.34	0.39	0.49
Net realized and unrealized gain (loss) on investments	6.08	(8.36)	(4.83)	(5.62)	(7.30)

Total from investment operations	6.22	(8.07)	(4.49)	(5.23)	(6.81)

Less:
Dividends from net investment income	(0.13)	(0.29)	(0.37)	(0.44)	(0.43)

Net asset value, end of year	$12.37	$6.28	$14.64	$19.50	$25.17

Total return (a)	99.10%	(55.14)%	(23.07)%	(20.77)%	(21.05)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$101,395	$39,248	$114,905	$154,994	$235,358
Ratio of gross expenses to average net assets	0.62%	0.66%	0.63%	0.64%	0.62%
Ratio of net expenses to average net assets	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of net expenses, excluding interest expense, to average net assets	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of net investment income to average net assets	1.66%	2.31%	1.75%	1.78%	2.02%
Portfolio turnover rate (b)	40%	36%	27%	20%	55%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year:

	Global Alternative Energy ETF#
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$54.57	$54.09	$55.90	$33.26	$32.88

Income from investment operations:
Net investment income	1.38	0.46	0.12	0.51	0.66
Net realized and unrealized gain (loss) on investments	(4.26)	0.33	(1.82)	22.68	0.35

Total from investment operations	(2.88)	0.79	(1.70)	23.19	1.01

Less:
Dividends from net investment income	(1.07)	(0.31)	(0.11)	(0.54)	(0.63)
Return of capital	—	—	—	(0.01)	—

Total dividends and distributions	(1.07)	(0.31)	(0.11)	(0.55)	(0.63)

Net asset value, end of year	$50.62	$54.57	$54.09	$55.90	$33.26

Total return (a)	(5.26)%	1.45%	(3.04)%	69.69%	3.07%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$64,958	$91,857	$82,937	$91,309	$46,013
Ratio of gross expenses to average net assets	0.64%	0.62%	0.64%	0.72%	0.81%
Ratio of net expenses to average net assets	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of net expenses, excluding interest expense, to average net assets	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of net investment income to average net assets	2.04%	0.88%	0.18%	1.16%	1.81%
Portfolio turnover rate (b)	32%	27%	31%	18%	35%

	Gold Miners ETF
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.72	$18.43	$21.16	$46.32	$51.50

Income from investment operations:
Net investment income	0.03	0.12	0.12	0.23	0.39
Net realized and unrealized gain (loss) on investments	7.23	(4.71)	(2.73)	(25.20)	(5.11)

Total from investment operations	7.26	(4.59)	(2.61)	(24.97)	(4.72)

Less:
Dividends from net investment income	(0.06)	(0.12)	(0.12)	(0.19)	(0.46)

Net asset value, end of year	$20.92	$13.72	$18.43	$21.16	$46.32

Total return (a)	52.91%	(24.93)%	(12.31)%	(53.90)%	(9.16)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$9,685,012	$4,316,718	$5,495,447	$6,652,611	$9,406,054
Ratio of gross expenses to average net assets	0.51%	0.52%	0.53%	0.53%	0.52%
Ratio of net expenses to average net assets	0.51%	0.52%	0.53%	0.53%	0.52%
Ratio of net expenses, excluding interest expense, to average net assets	0.51%	0.52%	0.53%	0.53%	0.52%
Ratio of net investment income to average net assets	0.21%	0.66%	0.52%	1.01%	0.88%
Portfolio turnover rate (b)	26%	24%	18%	33%	5%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#	On July 1, 2013, the Fund effected a 1 for 3 reverse share split. Per share data has been adjusted to reflect the share split.

For a share outstanding throughout each year:

	Junior Gold Miners ETF#
	For the Year Ended December 31,
	2016	2015	2014		2013	2012
Net asset value, beginning of year	$19.22	$24.04	$30.90		$79.13	$97.84

Income from investment operations:
Net investment income	0.14	0.15	—	(b)(c)	0.41	0.36
Net realized and unrealized gain (loss) on investments	13.87	(4.83)	(6.68)		(48.64)	(16.07)

Total from investment operations	14.01	(4.68)	(6.68)		(48.23)	(15.71)

Less:
Dividends from net investment income	(1.51)	(0.14)	(0.18)		—	(3.00)

Net asset value, end of year	$31.72	$19.22	$24.04		$30.90	$79.13

Total return (a)	73.75%	(19.48)%	(21.60)%		(60.95)%	(16.07)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$3,454,333	$1,300,681	$1,522,690		$1,136,823	$2,537,231
Ratio of gross expenses to average net assets (d)	0.52%	0.56%	0.55%		0.58%	0.55%
Ratio of net expenses to average net assets (d)	0.52%	0.56%	0.55%		0.57%	0.55%
Ratio of net expenses, excluding interest expense, to average net assets (d)	0.52%	0.55%	0.54%		0.56%	0.55%
Ratio of net investment income (loss) to average net assets	0.14%	0.66%	(0.01)%		(0.07)%	0.01%
Portfolio turnover rate (e)	58%	47%	65%		34%	22%

	Natural Resources ETF
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$26.38	$33.73	$37.46	$35.94	$33.76

Income from investment operations:
Net investment income	0.66	0.81	0.82	0.87	0.86
Net realized and unrealized gain (loss) on investments	5.91	(7.37)	(3.70)	1.48	2.17

Total from investment operations	6.57	(6.56)	(2.88)	2.35	3.03

Less:
Dividends from net investment income	(0.64)	(0.79)	(0.85)	(0.83)	(0.85)

Net asset value, end of year	$32.31	$26.38	$33.73	$37.46	$35.94

Total return (a)	24.93%	(19.48)%	(7.71)%	6.55%	8.98%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$95,323	$76,511	$86,023	$101,140	$122,204
Ratio of gross expenses to average net assets	0.77%	0.75%	0.73%	0.74%	0.68%
Ratio of net expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.52%
Ratio of net expenses, excluding interest expense, to average net assets	0.49%	0.49%	0.49%	0.49%	0.51%
Ratio of net investment income to average net assets	2.18%	2.66%	2.10%	2.13%	1.95%
Portfolio turnover rate (e)	37%	9%	13%	14%	10%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Calculated based upon average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(e)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split. Per share data has been adjusted to reflect the share split.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period:

	Oil Refiners ETF
	For the Year Ended December 31, 2016	For the Period August 18, 2015(a) through December 31, 2015
Net asset value, beginning of period	$19.69	$19.75

Income from investment operations:
Net investment income	0.73	0.07
Net realized and unrealized gain (loss) on investments	1.15	(0.04)

Total from investment operations	1.88	0.03

Less:
Dividends from net investment income	(0.71)	(0.07)
Return of capital	—	(0.02)

Total dividends and distributions	(0.71)	(0.09)

Net asset value, end of period	$20.86	$19.69

Total return (b)	9.55%	0.16	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$3,129	$3,938
Ratio of gross expenses to average net assets	3.42%	4.98	%(d)
Ratio of net expenses to average net assets	0.59%	0.59	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.59%	0.59	%(d)
Ratio of net investment income to average net assets	2.85%	1.19	%(d)
Portfolio turnover rate (e)	15%	12	%(c)

	Oil Services ETF#
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$26.44	$35.89	$48.10	$38.64	$38.29

Income from investment operations:
Net investment income	0.46	0.63	0.85	0.55	0.42
Net realized and unrealized gain (loss) on investments	6.93	(9.45)	(12.20)	9.45	0.34

Total from investment operations	7.39	(8.82)	(11.35)	10.00	0.76

Less:
Dividends from net investment income	(0.47)	(0.63)	(0.86)	(0.54)	(0.40)
Distributions from net realized capital gains	—	—	—	—	(0.01)

Total dividends and distributions	(0.47)	(0.63)	(0.86)	(0.54)	(0.41)

Net asset value, end of year	$33.36	$26.44	$35.89	$48.10	$38.64

Total return (b)	27.92%	(24.58)%	(23.64)%	25.90%	1.98%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,218,137	$1,118,901	$929,834	$1,482,094	$1,283,326
Ratio of gross expenses to average net assets	0.40%	0.39%	0.39%	0.39%	0.38%
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net expenses, excluding interest expense, to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income (loss) to average net assets	1.70%	2.30%	1.99%	1.24%	1.23%
Portfolio turnover rate (e)	24%	18%	15%	10%	6%

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not Annualized
(d)	Annualized
(e)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#	On February 14, 2012, the Fund effected a 3 for 1 share split. Per share data has been adjusted to reflect the share split.

For a share outstanding throughout each year:

	Rare Earth / Strategic Metals ETF#
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.68	$25.49	$35.98	$52.92	$60.40

Income from investment operations:
Net investment income	0.12	0.51	0.65	0.35	0.88
Net realized and unrealized gain (loss) on investments	3.48	(11.68)	(10.75)	(17.21)	(7.44)

Total from investment operations	3.60	(11.17)	(10.10)	(16.86)	(6.56)

Less:
Dividends from net investment income	(0.38)	(0.64)	(0.39)	(0.08)	(0.92)

Net asset value, end of year	$16.90	$13.68	$25.49	$35.98	$52.92

Total return (a)	26.35%	(43.76)%	(28.07)%	(31.85)%	(10.88)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$42,663	$28,381	$57,986	$96,243	$174,652
Ratio of gross expenses to average net assets	0.86%	0.82%	0.72%	0.70%	0.66%
Ratio of net expenses to average net assets	0.61%	0.57%	0.58%	0.57%	0.59%
Ratio of net expenses, excluding interest expense, to average net assets	0.57%	0.57%	0.57%	0.57%	0.57%
Ratio of net investment income to average net assets	1.43%	2.01%	1.55%	0.69%	1.59%
Portfolio turnover rate (b)	104%	49%	37%	31%	44%

	Solar Energy ETF*
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$61.64	$67.70	$72.63	$36.38	$55.35

Income from investment operations:
Net investment income	1.19	0.64	0.51	0.32	1.29
Net realized and unrealized gain (loss) on investments	(27.21)	(6.11)	(4.99)	36.66	(18.94)

Total from investment operations	(26.02)	(5.47)	(4.48)	36.98	(17.65)

Less:
Dividends from net investment income	(1.24)	(0.59)	(0.45)	(0.73)	(1.32)
Return of capital	(0.19)	—	—	—	—

Total dividends and distributions	(1.43)	(0.59)	(0.45)	(0.73)	(1.32)

Net asset value, end of year	$34.19	$61.64	$67.70	$72.63	$36.38

Total return (a)	(42.22)%	(8.09)%	(6.17)%	101.66%	(31.89)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$10,256	$18,493	$20,310	$21,788	$10,914
Ratio of gross expenses to average net assets	1.30%	1.08%	1.08%	1.54%	1.86%
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%	0.66%	0.66%
Ratio of net expenses, excluding interest expense, to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	2.69%	0.93%	0.60%	0.58%	3.47%
Portfolio turnover rate (b)	43%	46%	50%	75%	59%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split. Per share data has been adjusted to reflect the share split.
*	On July 2, 2012, the Fund effected a 1 for 15 reverse share split. Per share data has been adjusted to reflect the share split.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period:

	Steel ETF
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$19.52	$35.45	$49.76	$48.85	$47.64

Income from investment operations:
Net investment income	0.42	1.03	1.13	0.93	1.09
Net realized and unrealized gain (loss) on investments	18.28	(15.92)	(14.28)	0.96	1.20

Total from investment operations	18.70	(14.89)	(13.15)	1.89	2.29

Less:
Dividends from net investment income	(0.40)	(1.02)	(1.16)	(0.94)	(1.08)
Return of capital	—	(0.02)	—	(0.04)	—

Total dividends	(0.40)	(1.04)	(1.16)	(0.98)	(1.08)

Net asset value, end of year	$37.82	$19.52	$35.45	$49.76	$48.85

Total return (b)	95.77%	(42.03)%	(26.44)%	3.88%	4.80%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$185,324	$44,904	$69,127	$144,312	$153,881
Ratio of gross expenses to average net assets	0.60%	0.69%	0.63%	0.62%	0.60%
Ratio of net expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net expenses, excluding interest expense, to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	1.88%	3.76%	2.43%	2.21%	2.40%
Portfolio turnover rate (c)	20%	15%	11%	15%	13%

	Unconventional Oil & Gas ETF
	For the Year Ended December 31,				For the Period February 14, 2012(a) through December 31, 2012
	2016	2015	2014	2013
Net asset value, beginning of period	$13.24	$22.12	$28.43	$22.54	$25.02

Income from investment operations:
Net investment income	0.09	0.32	0.30	0.13	0.23
Net realized and unrealized gain (loss) on investments	4.98	(8.86)	(6.32)	5.90	(2.49)

Total from investment operations	5.07	(8.54)	(6.02)	6.03	(2.26)

Less:
Dividends from net investment income	(0.06)	(0.34)	(0.29)	(0.14)	(0.22)

Net asset value, end of period	$18.25	$13.24	$22.12	$28.43	$22.54

Total return (b)	38.31%	(38.60)%	(21.18)%	26.77%	(9.04	)%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$59,324	$38,398	$61,937	$46,906	$15,780
Ratio of gross expenses to average net assets	0.71%	0.72%	0.67%	1.04%	0.92	%(e)
Ratio of net expenses to average net assets	0.54%	0.54%	0.54%	0.54%	0.54	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.54%	0.54%	0.54%	0.54%	0.54	%(e)
Ratio of net investment income to average net assets	0.63%	1.62%	1.07%	0.89%	1.12	%(e)
Portfolio turnover rate (c)	23%	22%	11%	11%	35	%(d)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Not Annualized
(e)	Annualized

For a share outstanding throughout each year:

	Uranium+Nuclear Energy ETF#
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$45.25	$51.50	$48.11	$41.35	$44.82

Income from investment operations:
Net investment income	2.08	1.87	1.27	0.80	1.26
Net realized and unrealized gain (loss) on investments	1.94	(6.63)	3.39	6.29	(2.84)

Total from investment operations	4.02	(4.76)	4.66	7.09	(1.58)

Less:
Dividends from net investment income	(1.72)	(1.49)	(1.27)	(0.33)	(1.89)

Net asset value, end of year	$47.55	$45.25	$51.50	$48.11	$41.35

Total return (a)	8.87%	(9.26)%	9.61%	17.18%	(3.53)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$34,076	$39,211	$67,812	$77,778	$78,567
Ratio of gross expenses to average net assets	0.79%	0.70%	0.76%	0.80%	0.67%
Ratio of net expenses to average net assets	0.61%	0.61%	0.60%	0.60%	0.60%
Ratio of net expenses, excluding interest expense, to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	3.37%	2.34%	1.89%	1.60%	2.82%
Portfolio turnover rate (b)	36%	27%	31%	48%	52%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#	On July 1, 2013, the Fund effected a 1 for 3 reverse share split. Per share data has been adjusted to reflect the share split.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the closing trading price of the Shares of each Fund was above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for the most recently completed year and the most recently completed quarter(s), as well as for each of the four previous calendar quarters, when available, can be found at www.vaneck.com.

GENERAL INFORMATION

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of the Funds and the Adviser may purchase and resell Fund shares pursuant to this Prospectus.

OTHER INFORMATION

The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Funds’ SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of a Fund. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds.

The Prospectus, SAI and any other Fund communication do not create any contractual obligations between the Funds’ shareholders and the Trust, the Funds, the Adviser and/or the Trustees. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) any Fund, including contracts with the Adviser or other parties who provide services to the Fund.

Dechert LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the Trust’s independent registered public accounting firm and audits the Fund’s financial statements annually.

ADDITIONAL INFORMATION

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds’ Shares. Information about the Funds can be reviewed and copied at the SEC’s Public Reference Room and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Funds’ Registration Statement, including this Prospectus, the Funds’ SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520. These documents and other information concerning the Trust also may be inspected at the offices of NYSE Arca (20 Broad Street, New York, New York 10005).

The SAI for the Funds, which has been filed with the SEC, provides more information about the Funds. The SAI for the Funds is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Funds’ investments is available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Funds’ annual and semi-annual reports may be obtained without charge by writing to the Funds at Van Eck Securities Corporation, the Funds’ distributor, at 666 Third Avenue, 9th Floor New York, New York 10017 or by calling the distributor at the following number: Investor Information: 800.826.2333.

Shareholder inquiries may be directed to the Funds in writing to 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling 800.826.2333.

The Funds’ SAI is available at www.vaneck.com.

(Investment Company Act file no. 811-10325)

For more detailed information about the Funds, see the SAI dated May 1, 2017, which is incorporated by reference into this Prospectus. Additional information about each of the Funds’ investments will be available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Call VanEck at 800.826.2333 to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Funds or to make shareholder inquiries. You may also obtain the SAI or a Fund’s annual or semi-annual reports, when available, by visiting the VanEck website at www.vaneck.com.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Transfer Agent: The Bank of New York Mellon SEC Registration Number: 333-123257 1940 Act Registration Number: 811-10325	800.826.2333
HAPRO	vaneck.com

PROSPECTUS MAY 1, 2017

VANECK VECTORS®
ChinaAMC CSI 300 ETF	PEK®
ChinaAMC SME-ChiNext ETF	CNXT®

Principal U.S. Listing Exchange for each Fund: NYSE Arca, Inc.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

800.826.2333  vaneck.com

VANECK VECTORS® CHINAAMC CSI 300 ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® ChinaAMC CSI 300 ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the CSI 300 Index* (the “CSI 300 Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses(a)	0.57%

Total Annual Fund Operating Expenses(b)	1.07%
Fee Waivers and Expense Reimbursement(b)	-0.35%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(b)	0.72%

(a)	Other Expenses have been restated to reflect current fees.
(b)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.72% of the Fund’s average daily net assets per year until at least May 1, 2018. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$74
3	$306
5	$556
10	$1,274

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index and/or in investments that have economic characteristics that are substantially identical to the economic characteristics of the securities

* The CSI 300 Index is a registered trademark of China Securities Index Co., Ltd.

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VANECK VECTORS® CHINAAMC CSI 300 ETF (continued)

that comprise its benchmark index. The CSI 300 Index is comprised of the largest and most liquid stocks in the Chinese A-share market. As of December 31, 2016, the CSI 300 Index included 300 securities of companies with a market capitalization range of between approximately $2.1 billion and $383.8 billion and a weighted average market capitalization of $11.7 billion. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the CSI 300 Index by investing in a portfolio of securities that generally replicates the CSI 300 Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the CSI 300 Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the CSI 300 Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The CSI 300 Index is comprised of China A-shares (“A-shares”). The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Constituent stocks for the CSI 300 Index must have been listed for more than three months (unless the stock’s average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulation.

The Fund will seek to achieve its investment objective by primarily investing directly in A-shares. A-shares are issued by companies incorporated in the People’s Republic of China (“China” or the “PRC”). A-shares are traded in renminbi (“RMB”) on the Shenzhen or Shanghai Stock Exchanges. The A-share market in China is made available to domestic PRC investors and foreign investors through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program (together, “Stock Connect”), and through licenses obtained under the Renminbi Qualified Foreign Institutional Investor (“RQFII”) or Qualified Foreign Institutional Investor (“QFII”) programs. A RQFII or QFII license may be obtained by application to the China Securities Regulatory Commission. After obtaining a RQFII or QFII license, the RQFII or QFII would obtain through China’s State Administration of Foreign Exchange (“SAFE”) a specific aggregate dollar amount investment quota in which the RQFII or QFII can invest in A-shares. Investment companies are not currently within the types of entities that are eligible for a RQFII or QFII license. Because the Fund does not satisfy the criteria to qualify as a RQFII or QFII itself, the Fund intends to invest directly in A-shares via Stock Connect, as described below, or via the A-share quota granted to the Fund’s sub-adviser, China Asset Management (Hong Kong) Limited (the “Sub-Adviser”), by SAFE (“RQFII quota”). The Sub-Adviser has obtained RQFII status and has been granted an RQFII quota, which the Sub-Adviser will use to invest the portion of the Fund’s assets allocated to it by the Adviser in A-shares. At such time that the Sub-Adviser has utilized its entire RQFII quota, the Sub-Adviser may, subject to applicable regulations, apply for an increase of the RQFII quota. Assets not allocated to the Sub-Adviser for investment directly in A-shares will be managed by the Adviser. The Fund may also invest in A-shares listed and traded on the Shenzhen and Shanghai Stock Exchanges through Stock Connect. Stock Connect is a securities trading and clearing program between the Shenzhen and Shanghai Stock Exchanges, the Stock Exchange of Hong Kong Limited, China Securities Depository and Clearing Corporation Limited (“CSDCC”) and Hong Kong Securities Clearing Company Limited (“HKSCC”) designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Other exchanges in China may participate in Stock Connect in the future. Trading through Stock Connect is subject to aggregate investment quotas that limit total purchases and sales through Stock Connect as well as daily quotas that limit the maximum daily net purchases on any particular day. Accordingly, the Fund’s direct investments in A-shares will be limited by the quota allocated to the RQFII or QFII and by the daily quotas that limit total purchases and/or sales through Stock Connect.

The Fund may also invest a portion of its assets in swaps, futures contracts and other types of derivative instruments that have economic characteristics that are substantially identical to the economic characteristics of A-shares, including swaps on the CSI 300 Index, swaps on the A-shares which comprise the CSI 300 Index and/or swaps on funds that seek to replicate the performance of the CSI 300 Index or funds that invest in A-shares or the Fund may invest directly in shares of such funds. The notional values of these swaps, futures contracts and other derivative instruments will count towards the Fund’s 80% investment policy and cash and cash equivalents related to the swaps, futures contracts and other derivative instruments will not be counted towards the calculation of total assets. The Fund may also invest in exchange-traded funds (“ETFs”), including ETFs listed on a Hong Kong or other foreign exchange.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the CSI 300 Index concentrates in an industry or group of industries. As of December 31, 2016, the CSI 300 Index was concentrated in the financial services sector, and each of the consumer discretionary and industrials sectors represented a significant portion of the CSI 300 Index.

2

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of the RQFII Regime and the Fund’s Principal Investment Strategy. The CSI 300 Index is comprised of A-shares. In seeking to replicate the CSI 300 Index, the Fund intends to invest directly in A-shares through the Sub-Adviser’s RQFII quota and Stock Connect. Because the Fund will not be able to invest directly in A-shares in excess of the Sub-Adviser’s RQFII quota and beyond the limits that may be imposed by Stock Connect, the size of the Fund’s direct investment in A-shares may be limited. In addition, the RQFII quota of the Sub-Adviser may be reduced or revoked by the Chinese regulators if, among other things, the Sub-Adviser fails to observe SAFE and other applicable Chinese regulations. The Fund cannot predict what would occur if the RQFII quota of the Sub-Adviser or RQFII quotas generally were reduced or eliminated, although such an occurrence would likely have a material adverse effect on the Fund, including the requirement that the Fund dispose of certain or all of its A-shares holdings, and may adversely affect the willingness and ability of potential swap counterparties to engage in swaps with the Fund linked to the performance of A-shares. These risks are compounded by the fact that, at present, there are only a limited number of firms and potential counterparties that have RQFII or QFII status or are willing and able to enter into swap transactions linked to the performance of A-shares. To the extent the Fund invests in swaps, there can be no guarantee that the Fund will be able to invest in appropriate swaps, and the PRC government may at times restrict the ability of firms regulated in the PRC to make such swaps available. Therefore, any such reduction or elimination may have a material adverse effect on the ability of the Fund to achieve its investment objective. If the Fund is unable to obtain sufficient exposure to the performance of the CSI 300 Index due to the limited availability of the Sub-Adviser’s RQFII quota or other investments that provide exposure to the performance of A-shares, the Fund could, among other things, as a defensive measure limit or suspend creations until the Adviser and/or the Sub-Adviser determine that the requisite exposure to the CSI 300 Index is obtainable. During the period that creations are suspended, the Fund could trade at a significant premium or discount to its net asset value (“NAV”) and could experience substantial redemptions. Alternatively, the Fund could change its investment objective by, for example, seeking to track an alternative index focused on Chinese-related stocks other than A-shares or other appropriate investments, or decide to liquidate the Fund.

The A-share market is volatile with a risk of suspension of trading in a particular security or government intervention. Securities on the A-share market, including securities in the CSI 300 Index, may be suspended from trading without an indication of how long the suspension will last, which may impair the liquidity of such securities. The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied. The PRC authorities and regulators have been given wide discretion in applying and interpreting such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future. The application and interpretation of such investment regulations may adversely affect the Fund. In addition, there are custody risks associated with investing through a RQFII, where, due to requirements regarding establishing a custody account in the joint names of the Fund and the Sub-Adviser, the Fund’s assets may not be as well protected from the claims of the Sub-Adviser’s creditors than if the Fund had an account in its name only.

Specific rules governing taxes on capital gains derived by RQFIIs and QFIIs from the trading of PRC securities have yet to be announced. In the absence of specific rules, the tax treatment of the Fund’s investments in A-shares through the Sub-Adviser’s RQFII quota should be governed by the general PRC tax provisions and provisions applicable to RQFIIs. Under these provisions, the Fund is generally subject to a tax of 10% on any dividends, distributions and interest it receives from its investment in PRC securities. In addition, a nonresident enterprise is subject to withholding tax at a rate of 10% on its capital gains. Withholding taxes on dividends, interest and capital gains may be taxed at a reduced rate under an applicable tax treaty, but the application of such treaties for an RQFII acting on behalf of a foreign investor (i.e., the Sub-Adviser acting on behalf of the Fund) is also uncertain. It is also unclear how China’s business tax may apply to activities of an RQFII such as the Sub-Adviser and how such application may be affected by tax treaty provisions. While it is unclear whether this tax will be applied to investments by an RQFII such as the Sub-Adviser or what the methodology for calculating or collecting the tax will be, the PRC’s Ministry of Finance announced that, effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, will be temporarily lifted. The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of the Fund for obligations of the Sub-Adviser. Any revision or amendment in tax laws and regulations may adversely affect the Fund. The Fund, prior to December 22, 2014, reserved 10% of its realized and unrealized gains from its A-share investments to apply towards withholding tax liability with respect to realized and unrealized gains from the Fund’s investments in A-shares of “land-rich”

3

VANECK VECTORS® CHINAAMC CSI 300 ETF (continued)

enterprises, which are companies that have greater than 50% of their assets in land or real properties in the PRC. The tax reserve was reflected in the Fund’s daily NAV calculations as a deduction from the Fund’s NAV. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. The Fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the Fund’s return could be substantial. The Fund may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the Fund’s investments.

If the Fund’s direct investments in A-shares through the Sub-Adviser’s RQFII quota become subject to repatriation restrictions, the Fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and be subject to income and excise tax at the Fund level. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions before re-qualifying for taxation as a RIC. See the prospectus under “Shareholder Information—Tax Information—Taxes on Distributions” for more information. The Fund may elect, for U.S. federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the Fund as paid by its shareholders. Even if the Fund is qualified to make that election and does so, this treatment will not apply with respect to amounts the Fund reserves in anticipation of the imposition of withholding taxes not currently in effect (as discussed above). If these amounts are used to pay any tax liability of the Fund in a later year, they will be treated as paid by the shareholders in such later year, even if they are imposed with respect to income of an earlier year. See the prospectus under “Shareholder Information—Tax Information” for a further description of this risk.

Special Risk Considerations of Investing in China and A-shares. Investing in securities of Chinese companies, including A-shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) market volatility caused by any potential regional or territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes and other trade limitations, (xi) custody risks associated with investing via the Stock Connect Program or through a RQFII, where due to requirements regarding establishing a custody account in the joint names of the Fund and the Sub-Adviser the Fund’s assets may not be as well protected from the claims of the Sub-Adviser’s creditors than if the Fund had an account in its name only and (xii) both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable.

The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well, potentially having a significant adverse effect on economic conditions in China.

The Sub-Adviser, as a licensed RQFII, is currently permitted to repatriate RMB daily and is not subject to RMB repatriation restrictions or prior approval. However, there is no assurance that RQFIIs may not be subject to restrictions or prior approval requirements in the future. Any additional restrictions imposed on the Sub-Adviser or RQFIIs generally may have an adverse effect on the Fund’s ability to invest directly in A-shares and its ability to meet redemption requests.

The Chinese securities markets are emerging markets characterized by greater price volatility relative to U.S. markets. Liquidity risks may be more pronounced for the A-share market than for Chinese securities markets generally because the A-share market is subject to greater government restrictions and control, including trading suspensions as discussed above. Price fluctuations of A-shares are currently limited to either 5% or 10% per trading day. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore,

4

disclosure of certain material information may not be made. In addition, less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. There is also generally less governmental regulation of the securities industry in China, and less enforcement of regulatory provisions relating thereto, than in the United States. Moreover, it may be more difficult to obtain a judgment in a court outside the United States.

The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. In addition, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments.

Emerging markets such as China can experience high rates of inflation, deflation and currency devaluation. The value of the RMB may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the PRC, the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The Fund invests a significant portion of its assets in investments denominated in RMB and the income received by the Fund will principally be in RMB. The Fund’s exposure to the RMB and changes in value of the RMB versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and RMB. The RMB is currently not a freely convertible currency. The Chinese government places strict regulation on RMB and sets the value of the RMB to levels dependent on the value of the U.S. dollar, but the Chinese government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. dollar. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and reduce the liquidity of the Fund’s investments. There may not be sufficient amounts of RMB for the Fund to be fully invested because the Fund has to convert U.S. dollars received from the purchase of Creation Units (defined herein) into RMB to purchase A-shares. As a result, these restrictions may adversely affect the Fund and its investments and may increase the risk of index tracking error.

Risks of Investing through Stock Connect. The Fund may invest in A-shares listed and traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in Stock Connect A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of HKSCC, Hong Kong’s clearing entity, at the CSDCC. The Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. The Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. PRC law did not historically recognize the concept of beneficial ownership; while PRC regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in the PRC by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.

A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-shares. Therefore, the Fund’s investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect. Stock Connect is only available on days when markets in both the PRC and Hong Kong are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so. Finally, uncertainties in PRC tax rules governing taxation of income and gains from investments in Stock Connect A-shares could result in unexpected tax liabilities for the Fund. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in

5

VANECK VECTORS® CHINAAMC CSI 300 ETF (continued)

respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in the Consumer Discretionary Sector. To the extent that the consumer discretionary sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Financial Services Sector. To the extent that the Fund continues to be concentrated in the financial services sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in the Industrials Sector. To the extent that the industrials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Risk of Investing in Swaps. The Fund may invest in swaps on the CSI 300 Index or on securities comprising the CSI 300 Index. The Fund may also invest in swaps on other funds that track the CSI 300 Index or funds that invest in A-shares. The

6

use of swap agreements entails certain risks, which may be different from, and possibly greater than, the risks associated with investing directly in the underlying asset for the swap agreement. Investments in swaps linked to the performance of A-shares are subject to general risks associated with A-shares and the RQFII/QFII system discussed above in “—Risk of the RQFII Regime and the Fund’s Principal Investment Strategy.”

Because a swap is an obligation of the counterparty rather than a direct investment in A-shares, the Fund may suffer losses potentially equal to, or greater than, the full value of the swap if the counterparty to a non-controlled cleared swap fails to perform its obligations under the swap as a result of bankruptcy or otherwise. Any loss would result in a reduction in the NAV of the Fund and may impair the Fund’s ability to achieve its investment objective. The counterparty risk associated with the Fund’s investments is expected to be greater than most other funds because there are only a limited number of counterparties that are willing and able to enter into swaps on A-shares. In fact, because there are so few potential counterparties, the Fund, subject to applicable law, may enter into swap transactions with as few as one counterparty at any time.

Investments in swaps may also be subject to liquidity risk if the transaction is particularly large or if the relevant market is illiquid. Due to the limited number of potential swap counterparties, the liquidity risk associated with the Fund’s investments is expected to be greater than most other funds as the Fund may not be able to initiate or liquidate a swap position at an advantageous time or price, which may result in significant losses.

The swap market is subject to extensive regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain Securities and Exchange Commission (“SEC”) and Commodity Futures Trading Commission (“CFTC”) rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to enter into or to terminate existing swap agreements or to realize amounts to be received under such agreements. Moreover, certain swap transactions may be subject to the Fund’s limitation on investments in illiquid securities. Because swaps are generally entered into between two parties and may take longer than seven days to be sold or disposed of in the ordinary course of business, certain swaps may be considered to be illiquid.

Investments in swaps require additional ongoing payments to the counterparty to the swap. In addition, the Fund’s investments in swaps and other derivative instruments may be less tax-efficient than direct investment in A-shares and may be subject to special U.S. federal income tax rules that could negatively affect the Fund. Investments in swaps and other derivatives may be subject to special U.S. federal income tax rules that could negatively affect the character, timing and amount of income earned by the Fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). Also, the Fund may be required to periodically adjust its positions in swaps and derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-shares. In addition, as further discussed in the Fund’s prospectus under “Additional Information About the Fund’s Investment Strategies and Risks—Risks of Investing in the Fund—Risk of Investing In Swaps—Tax Risk,” because the application of these special rules may be uncertain, the manner in which they are applied by the Fund may be determined to be incorrect and, as a result the Fund may be found to have failed to maintain its qualification as a RIC or to be subject to additional U.S. tax liability.

In December 2015, the SEC proposed new regulations applicable to an ETF’s use of derivatives. If adopted as proposed, these regulations could potentially limit or impact the Fund’s ability to invest in derivatives and negatively affect the Fund’s performance and ability to pursue its stated investment objectives.

Risk of Investing in Futures. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The prices of futures can be highly volatile and using futures can increase the volatility of the Fund’s NAV and/or lower total return. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small movement in the price or value of a futures transaction may result in substantial losses to the Fund, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contacts involve the risk of mispricing or improper valuation and the risk that changes in the value of a futures contract may not correlate perfectly with the underlying indicator. Even a well-conceived futures transaction may be unsuccessful due to market events. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract. A liquid secondary market may not always exist for the Fund’s futures contract positions at any time.

Risk of Investing in Other Funds. The Fund may invest in shares of other funds, including ETFs. As a result, the Fund will indirectly be exposed to the risks of an investment in the underlying funds. As a shareholder in a fund (as with ETFs), the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own

7

VANECK VECTORS® CHINAAMC CSI 300 ETF (continued)

investment management fees and other expenses. As a result, the Fund and its shareholders will be absorbing duplicate levels of fees with respect to investments in other funds, including ETFs.

Risk of Investing in Medium-Capitalization Companies. Medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Risk of Cash Transactions. Unlike other ETFs, the Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the CSI 300 Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the CSI 300 Index and incurs costs associated with buying and selling securities and entering into derivatives transactions, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the CSI 300 Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the CSI 300 Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the CSI 300 Index. Errors in the CSI 300 Index data, the CSI 300 Index computations and/or the construction of the CSI 300 Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the CSI 300 Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. In addition, the Fund may not invest in certain securities included in the CSI 300 Index, or invest in them in the exact proportions in which they are represented in the CSI 300 Index, due to legal restrictions or limitations imposed by the Chinese Government, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). As discussed above, one or more securities included the CSI 300 Index may be suspended from trading and such securities would be valued by the CSI 300 Index at the last closing price. The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the CSI 300 Index is based on securities’ closing prices on local foreign markets (i.e., the value of the CSI 300 Index is not based on fair value prices), the Fund’s ability to track the CSI 300 Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. The Fund will be required to remit RMB to settle the purchase of A-shares and repatriate RMB to U.S. dollars to settle redemption orders. In the event such remittance is delayed or disrupted, the Fund will not be able to fully replicate the CSI 300 Index by investing in the relevant A-shares, which may lead to increased tracking error. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. Moreover, the ability of the Fund to track the CSI 300 Index may be affected by foreign exchange fluctuations as between the U.S. dollar and the RMB. The Fund may underperform the CSI 300 Index when the value of the U.S. dollar increases relative to the value of the RMB. Additionally, the terms of the swaps require the payment of the U.S. dollar equivalent of the RMB distributions and dividends

8

received by the QFII, meaning that the Fund is exposed to foreign exchange risk and fluctuations in value between the U.S. dollar and the RMB. The Fund’s performance may also deviate from the performance of the CSI 300 Index due to the impact of withholding taxes, late announcements relating to changes to the CSI 300 Index and high turnover of the CSI 300 Index. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the CSI 300 Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the CSI 300 Index.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the CSI 300 Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid/ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the CSI 300 Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in the financial services sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past

9

VANECK VECTORS® CHINAAMC CSI 300 ETF (continued)

performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns(%)—Calendar Years

Best Quarter:	41.64%	4Q ’14
Worst Quarter:	-30.54%	3Q ’15

Average Annual Total Returns for the Periods Ended December 31, 2016.

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (10/13/2010)

VanEck Vectors ChinaAMC CSI 300 ETF (return before taxes)	-16.16%	5.51%	0.00%
VanEck Vectors ChinaAMC CSI 300 ETF (return after taxes on distributions)	-16.39%	5.01%	-0.54%
VanEck Vectors ChinaAMC CSI 300 ETF (return after taxes on distributions and sale of Fund Shares)	-8.96%	4.12%	-0.19%
CSI 300 Index (reflects no deduction for fees, expenses or taxes)	-15.17%	7.43%	1.81%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	13.27%

10

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Investment Sub-Adviser. China Asset Management (Hong Kong) Limited

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Sub-Adviser	Date Began Managing the Fund

Leo Fan	Portfolio Manager	September 2015

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	October 2010
George Chao	Portfolio Manager	October 2010

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 21 of this Prospectus.

11

VANECK VECTORS® CHINAAMC SME-CHINEXT ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® ChinaAMC SME-ChiNext ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the SME-ChiNext 100 Index (the “SME-ChiNext Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.66%

Total Annual Fund Operating Expenses(a)	1.16%
Fee Waivers and Expense Reimbursement(a)	-0.35%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.81%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.78% of the Fund’s average daily net assets per year until at least May 1, 2018. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$83
3	$334
5	$605
10	$1,378

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The SME-ChiNext Index is a modified, free-float adjusted index intended to track the performance of the 100 largest and most liquid stocks listed and trading on the Small and Medium Enterprise (“SME”) Board and the ChiNext Board of the Shenzhen Stock Exchange. Such companies may include small- and medium-capitalization companies. The SME-ChiNext Index is comprised of China A-shares (“A-shares”). As of December 31, 2016, the SME-ChiNext Index included 100 securities of companies with a market capitalization range of between approximately $758.6 million and $6.4 billion and a weighted average market

12

capitalization of $2 billion. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the SME-ChiNext Index by investing in a portfolio of securities that generally replicates the SME-ChiNext Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the SME-ChiNext Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the SME-ChiNext Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund will seek to achieve its investment objective by primarily investing directly in A-shares. A-shares are issued by companies incorporated in the People’s Republic of China (“China” or the “PRC”). A-shares are traded in renminbi (“RMB”) on the Shenzhen or Shanghai Stock Exchanges. The A-share market in China is made available to domestic PRC investors and foreign investors through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program (together, “Stock Connect”), and through licenses obtained under the Renminbi Qualified Foreign Institutional Investor (“RQFII”) or a Qualified Foreign Institutional Investor (“QFII”) programs. A RQFII or QFII license may be obtained by application to the China Securities Regulatory Commission. After obtaining a RQFII or QFII license, the RQFII or QFII would obtain through China’s State Administration of Foreign Exchange (“SAFE”) a specific aggregate dollar amount investment quota in which the RQFII or QFII can invest in A-shares. Investment companies are not currently within the types of entities that are eligible for a RQFII or QFII license. Because the Fund does not satisfy the criteria to qualify as a RQFII or QFII itself, the Fund intends to invest directly in A-shares via Stock Connect, as described below, or via the A-share quota granted to the Fund’s sub-adviser, China Asset Management (Hong Kong) Limited (the “Sub-Adviser”), by SAFE (“RQFII quota”). The Sub-Adviser has obtained RQFII status and has been granted an RQFII quota, which the Sub-Adviser will use to invest the portion of the Fund’s assets allocated to it by the Adviser in A-shares. At such time that the Sub-Adviser has utilized its entire RQFII quota, the Sub-Adviser may, subject to applicable regulations, apply for an increase of the RQFII quota. The size of the Fund’s direct investment in A-shares will be limited by the size of the RQFII quota of the Sub-Adviser unless the Fund is able to enter into another sub-advisory agreement with another sub-adviser who has an RQFII quota. Assets not allocated to the Sub-Adviser for investment directly in A-shares will be managed by the Adviser for investment through Stock Connect. The Fund may also invest in A-shares listed and traded on the Shenzhen and Shanghai Stock Exchanges through Stock Connect. Stock Connect is a securities trading and clearing program between the Shenzhen and Shanghai Stock Exchanges, the Stock Exchange of Hong Kong Limited, China Securities Depository and Clearing Corporation Limited (“CSDCC”) and Hong Kong Securities Clearing Company Limited (“HKSCC”) designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Other exchanges in China may participate in Stock Connect in the future. Trading through Stock Connect is subject to aggregate investment quotas that limit total purchases and sales through Stock Connect as well as daily quotas that limit the maximum daily net purchases on any particular day. Accordingly, the Fund’s direct investments in A-shares will be limited by the quota allocated to the RQFII or QFII and by the daily quotas that limit total purchases and/or sales through Stock Connect.

The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the SME-ChiNext Index concentrates in an industry or group of industries. As of December 31, 2016, the SME-ChiNext Index was concentrated in the information technology sector, and each of the basic materials, consumer discretionary, consumer staples and industrials sectors represented a significant portion of the SME-ChiNext Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of the RQFII Regime and the Fund’s Principal Investment Strategy. The SME-ChiNext Index is comprised of A-shares. In seeking to replicate the SME-ChiNext Index, the Fund intends to invest directly in A-shares through the Sub-Adviser’s RQFII quota and Stock Connect. Because the Fund will not be able to invest directly in A-shares in excess of the Sub-Adviser’s RQFII quota and beyond the limits that may be imposed by Stock Connect, the size of the Fund’s direct investment in A-shares may be limited. In addition, the RQFII quota of the Sub-Adviser may be reduced or revoked by the Chinese regulators if, among other things, the Sub-Adviser fails to observe SAFE and other applicable Chinese regulations. The Fund cannot predict what would occur if the RQFII quota of the Sub-Adviser or RQFII quotas generally were reduced or

13

VANECK VECTORS® CHINAAMC SME-CHINEXT ETF (continued)

eliminated, although such an occurrence would likely have a material adverse effect on the Fund, including the requirement that the Fund dispose of certain or all of its A-shares holdings. Therefore, any such reduction or elimination may have a material adverse effect on the ability of the Fund to achieve its investment objective. If the Fund is unable to obtain sufficient exposure to the performance of the SME-ChiNext Index due to the limited availability of the Sub-Adviser’s RQFII quota or other investments that provide exposure to the performance of A-shares, the Fund could, among other things, as a defensive measure limit or suspend creations until the Adviser and/or the Sub-Adviser determine that the requisite exposure to the SME-ChiNext Index is obtainable. During the period that creations are suspended, the Fund could trade at a significant premium or discount to its net asset value (“NAV”) and could experience substantial redemptions. Alternatively, the Fund could change its investment objective by, for example, seeking to track an alternative index focused on Chinese-related stocks other than A-shares or other appropriate investments, or decide to liquidate the Fund.

The A-share market is volatile with a risk of suspension of trading in a particular security or government intervention. Securities on the A-share market, including securities in the SME-ChiNext Index, may be suspended from trading without an indication of how long the suspension will last, which may impair the liquidity of such securities. The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied. The PRC authorities and regulators have been given wide discretion in applying and interpreting such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future. The application and interpretation of such investment regulations may adversely affect the Fund. In addition, there are custody risks associated with investing through a RQFII, where, due to requirements regarding establishing a custody account in the joint names of the Fund and the Sub-Adviser, the Fund’s assets may not be as well protected from the claims of the Sub-Adviser’s creditors than if the Fund had an account in its name only.

Specific rules governing taxes on capital gains derived by RQFIIs and QFIIs from the trading of PRC securities have yet to be announced. In the absence of specific rules, the tax treatment of the Fund’s investments in A-shares through the Sub-Adviser’s RQFII quota should be governed by the general PRC tax provisions and provisions applicable to RQFIIs. Under these provisions, the Fund is generally subject to a tax of 10% on any dividends, distributions and interest it receives from its investment in PRC securities. In addition, a nonresident enterprise is subject to withholding tax at a rate of 10% on its capital gains. Withholding taxes on dividends, interest and capital gains may be taxed at a reduced rate under an applicable tax treaty, but the application of such treaties for an RQFII acting on behalf of a foreign investor (i.e., the Sub-Adviser acting on behalf of the Fund) is also uncertain. It is also unclear how China’s business tax may apply to activities of an RQFII such as the Sub-Adviser and how such application may be affected by tax treaty provisions. While it is unclear whether this tax will be applied to investments by an RQFII such as the Sub-Adviser or what the methodology for calculating or collecting the tax will be, the PRC’s Ministry of Finance announced that, effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, will be temporarily lifted. The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of the Fund for obligations of the Sub-Adviser. Any revision or amendment in tax laws and regulations may adversely affect the Fund. The Fund, prior to December 22, 2014, reserved 10% of its realized and unrealized gains from its A-share investments to apply towards withholding tax liability with respect to realized and unrealized gains from the Fund’s investments in A-shares of “land-rich” enterprises, which are companies that have greater than 50% of their assets in land or real properties in the PRC. The tax reserve was reflected in the Fund’s daily NAV calculations as a deduction from the Fund’s NAV. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. The Fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the Fund’s return could be substantial. The Fund may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the Fund’s investments.

If the Fund’s direct investments in A-shares through the Sub-Adviser’s RQFII quota become subject to repatriation restrictions, the Fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and be subject to income and excise tax at the Fund level. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions before re-qualifying for taxation as a RIC. See the prospectus under “Shareholder Information—Tax Information—Taxes on Distributions” for more information. The Fund may elect, for U.S. federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the Fund as paid by its shareholders. Even if the Fund is qualified to make that election and does so, this treatment will not apply with respect to amounts the Fund reserves in anticipation of the imposition of withholding taxes not currently in effect (as discussed above). If these amounts are used to pay any tax liability of the Fund in a later year, they will be treated as paid by the shareholders in such later year, even if they are imposed with respect to income of an earlier year. See the prospectus under “Shareholder Information—Tax Information” for a further description of this risk.

14

Special Risk Considerations of Investing in China and A-shares. Investing in securities of Chinese companies, including A-shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) market volatility caused by any potential regional or territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes and other trade limitations, (xi) custody risks associated with investing via the Stock Connect Program or through a RQFII, where due to requirements regarding establishing a custody account in the joint names of the Fund and the Sub-Adviser the Fund’s assets may not be as well protected from the claims of the Sub-Adviser’s creditors than if the Fund had an account in its name only and (xii) both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable.

The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well, potentially having a significant adverse effect on economic conditions in China.

The Sub-Adviser, as a licensed RQFII, is currently permitted to repatriate RMB daily and is not subject to RMB repatriation restrictions or prior approval. However, there is no assurance that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Any additional restrictions imposed on the Sub-Adviser or RQFIIs generally may have an adverse effect on a Fund’s ability to invest directly in A-shares and its ability to meet redemptions requests.

The Chinese securities markets are emerging markets characterized by greater price volatility relative to U.S. markets. Liquidity risks may be more pronounced for the A-share market than for Chinese securities markets generally because the A-share market is subject to greater government restrictions and control, including trading suspensions as discussed above. Price fluctuations of A-shares are currently limited to either 5% or 10% per trading day. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made. In addition, less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. There is also generally less governmental regulation of the securities industry in China, and less enforcement of regulatory provisions relating thereto, than in the United States. Moreover, it may be more difficult to obtain a judgment in a court outside the United States.

The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. In addition, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments.

Emerging markets such as China can experience high rates of inflation, deflation and currency devaluation. The value of the RMB may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the PRC, the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The Fund invests a significant portion of its assets in investments denominated in RMB and the income received by the Fund will principally be in RMB. The Fund’s exposure to the RMB and changes in value of the RMB versus the U.S. dollar may result in reduced returns for the

15

VANECK VECTORS® CHINAAMC SME-CHINEXT ETF (continued)

Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and RMB. The RMB is currently not a freely convertible currency. The Chinese government places strict regulation on RMB and sets the value of the RMB to levels dependent on the value of the U.S. dollar, but the Chinese government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. dollar. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and reduce the liquidity of the Fund’s investments. There may not be sufficient amounts of RMB for the Fund to be fully invested because the Fund has to convert U.S. dollars received from the purchase of Creation Units (defined herein) into RMB to purchase A-shares. As a result, these restrictions may adversely affect the Fund and its investments and may increase the risk of Index tracking error.

Risks of Investing through Stock Connect. The Fund may invest in A-shares listed and traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in Stock Connect A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of HKSCC, Hong Kong’s clearing entity, at the CSDCC. The Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. The Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. PRC law did not historically recognize the concept of beneficial ownership; while PRC regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in the PRC by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.

A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-shares. Therefore, the Fund’s investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect. Stock Connect is only available on days when markets in both the PRC and Hong Kong are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so. Finally, uncertainties in PRC tax rules governing taxation of income and gains from investments in Stock Connect A-shares could result in unexpected tax liabilities for the Fund. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few

16

industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in the Basic Materials Sector. To the extent that the basic materials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Discretionary Sector. To the extent that the consumer discretionary sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Staples Sector. To the extent that the consumer staples sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending.

Risk of Investing in the Industrials Sector. To the extent that the industrials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Risk of Investing in the Information Technology Sector. To the extent that the Fund continues to be concentrated in the information technology sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors

17

VANECK VECTORS® CHINAAMC SME-CHINEXT ETF (continued)

relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the SME-ChiNext Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the SME-ChiNext Index and incurs costs associated with buying and selling securities and entering into derivatives transactions, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the SME-ChiNext Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the SME-ChiNext Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the SME-ChiNext Index. Errors in the SME-ChiNext Index data, the SME-ChiNext Index computations and/or the construction of the SME-ChiNext Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the SME-ChiNext Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. In addition, the Fund may not invest in certain securities included in the SME-ChiNext Index, or invest in them in the exact proportions in which they are represented in the SME-ChiNext Index, due to legal restrictions or limitations imposed by the Chinese Government, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). As discussed above, one or more securities included the SME-ChiNext Index may be suspended from trading and such securities would be valued by the SME-ChiNext Index at the last closing price. The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the SME-ChiNext Index is based on securities’ closing prices on local foreign markets (i.e., the value of the SME-ChiNext Index is not based on fair value prices), the Fund’s ability to track the SME-ChiNext Index may be adversely affected. The Fund will be required to remit RMB to settle the purchase of A-shares and repatriate RMB to U.S. dollars to settle redemption orders. In the event such remittance is delayed or disrupted, the Fund will not be able to fully replicate the SME-ChiNext Index by investing in the relevant A-shares, which may lead to increased tracking error. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. Moreover, the ability of the Fund to track the SME-ChiNext Index may be affected by foreign exchange fluctuations as between the U.S. dollar and the RMB. The Fund’s performance may also deviate from the performance of the SME-ChiNext Index due to the impact of withholding taxes, late announcements relating to changes to the SME-ChiNext Index and high turnover of the SME-ChiNext Index. The Fund may underperform the SME-ChiNext Index when the value of the U.S. dollar increases relative to the value of the RMB. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the SME-ChiNext Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the SME-ChiNext Index.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

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Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the SME-ChiNext Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid/ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the SME-ChiNext Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in the information technology sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

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VANECK VECTORS® CHINAAMC SME-CHINEXT ETF (continued)

Annual Total Returns(%)—Calendar Years

Best Quarter:	49.51%	1Q ’15
Worst Quarter:	-29.80%	3Q ’15

Average Annual Total Returns for the Periods Ended December 31, 2016.

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (07/23/2014)

VanEck Vectors ChinaAMC SME-ChiNext ETF (return before taxes)	-30.04%	7.13%
VanEck Vectors ChinaAMC SME-ChiNext ETF (return after taxes on distributions)	-30.04%	7.13%
VanEck Vectors ChinaAMC SME-ChiNext ETF (return after taxes on distributions and sale of Fund Shares)	-17.00%	5.50%
SME-ChiNext 100 Index (reflects no deduction for fees, expenses or taxes)	-27.23%	10.67%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	7.28%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Investment Sub-Adviser. China Asset Management (Hong Kong) Limited.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Sub-Adviser	Date Began Managing the Fund

Leo Fan	Portfolio Manager	September 2015

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	July 2014
George Chao	Portfolio Manager	July 2014

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 21 of this Prospectus.

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SUMMARY INFORMATION ABOUT PURCHASES AND SALES OF FUND SHARES, TAXES AND PAYMENTS TO
BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

PURCHASE AND SALE OF FUND SHARES

The Funds issue and redeem Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares.

Individual Shares of a Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Funds are listed on NYSE Arca and because Shares trade at market prices rather than NAV, Shares of the Funds may trade at a price greater than or less than NAV.

TAX INFORMATION

Each Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES

The Adviser and/or the Sub-Adviser anticipate that, generally, the portion of each Fund for which they are responsible will hold or gain exposure to all of the securities that comprise its Index in proportion to their weightings in such Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, a Fund may purchase a sample of securities in its Index. There also may be instances in which the Adviser and/or the Sub-Adviser may choose to underweight or overweight a security in a Fund’s Index, purchase securities not in a Fund’s Index that the Adviser and/or the Sub-Adviser believe are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Fund’s Index. Each Fund may sell securities that are represented in its Index in anticipation of their removal from such Index or purchase securities not represented in its Index in anticipation of their addition to such Index. Each Fund may also, in order to comply with the tax diversification requirements of the Internal Revenue Code, temporarily invest in securities not included in its Index that are expected to be highly correlated with the securities included in its Index.

Each Fund’s assets will be primarily invested in A-shares. Because a Fund does not satisfy the criteria to qualify as a RQFII or QFII itself, each Fund intends to invest directly in A-shares via the Sub-Adviser’s RQFII quota and may also invest through Stock Connect (to the extent available). In addition, VanEck Vectors ChinaAMC CSI 300 ETF’s assets that are not allocated to the Sub-Adviser for investment directly in A-shares will be managed by the Adviser for investment either directly in A-shares through Stock Connect and/or in swaps, futures contracts and other types of derivative instruments that have economic characteristics that are substantially identical to the economic characteristics of A-shares, including swaps on the CSI 300 Index, swaps on the A-shares which comprise the CSI 300 Index and/or swaps on funds that seek to replicate the performance of the CSI 300 Index or funds that invest in A-shares. Additionally, VanEck Vectors ChinaAMC CSI 300 ETF may invest directly in shares of such funds. The notional values of these swaps, futures contracts and other derivative instruments will count towards VanEck Vectors ChinaAMC CSI 300 ETF’s 80% investment policy and cash and cash equivalents related to the swaps, futures contracts and other derivative instruments will not be counted towards the calculation of total assets. The Adviser on behalf of VanEck Vectors ChinaAMC CSI 300 ETF may also invest, to the extent permitted by the 1940 Act, in other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other ETFs. Assets managed by the Adviser on behalf of VanEck Vectors ChinaAMC CSI 300 ETF that are not invested in other funds, including ETFs listed on a Hong Kong or other foreign exchange, swaps and other derivatives will be invested primarily in money market instruments.

VanEck Vectors ChinaAMC SME-ChiNext ETF’s assets that are not allocated to the Sub-Adviser for investment directly in A-shares will be managed by the Adviser for investment through Stock Connect, to the extent available.

In the event that the Sub-Adviser’s RQFII quota is or becomes inadequate or if the Sub-Adviser is unable to maintain its RQFII status or to seek to replicate a Fund’s Index through the other means described in this Prospectus, a Fund may retain one or more additional sub-advisers that maintain RQFII licenses and/or the Adviser may obtain a RQFII or QFII quota and the Adviser or additional sub-adviser(s), on behalf of the Fund, may invest in A-shares and other permitted China securities listed on the Shenzhen and Shanghai Stock Exchanges up to the amount specified in the Adviser’s or additional sub-adviser(s)’s QFII or RQFII quota, respectively.

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

Each Fund’s investment objective and each of its other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in this Prospectus or the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.”

RISKS OF INVESTING IN THE FUNDS

The following section provides additional information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section followed by additional risk information. The risks listed below are applicable to each Fund unless otherwise noted.

Investors in the Funds should be willing to accept a high degree of volatility in the price of the Funds’ Shares and the possibility of significant losses. An investment in the Funds involves a substantial degree of risk. An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Funds, each of which could significantly and adversely affect the value of an investment in a Fund.

Risk of the RQFII Regime and the Funds’ Principal Investment Strategies. Each Fund’s respective Index is comprised of A-shares. In seeking to replicate its Index, each Fund intends to invest directly in A-shares through the Sub-Adviser’s RQFII quota and Stock Connect. Because the Funds will not be able to invest directly in A-shares in excess of the Sub-Adviser’s

22

RQFII quota and beyond the limits that may be imposed by Stock Connect, the size of each Fund’s direct investment in A-shares may be limited. In addition, the RQFII quota of the Sub-Adviser may be reduced or revoked by the Chinese regulators if, among other things, the Sub-Adviser fails to observe SAFE and other applicable Chinese regulations. The Funds cannot predict what would occur if the RQFII quota of the Sub-Adviser or RQFII quotas generally were reduced or eliminated, although such an occurrence would likely have a material adverse effect on the Funds, including the requirement that the Funds dispose of certain or all of its A-shares holdings, and may adversely affect the willingness and ability of potential swap counterparties to engage in swaps with the Funds linked to the performance of A-shares. These risks are compounded by the fact that, at present, there are only a limited number of firms and potential counterparties that have RQFII or QFII status or are willing and able to enter into swap transactions linked to the performance of A-shares. To the extent a Fund invests in swaps, there can be no guarantee that the Fund will be able to invest in appropriate swaps, and the PRC government may at times restrict the ability of firms regulated in the PRC to make such swaps available. Therefore, any such reduction or elimination may have a material adverse effect on the ability of a Fund to achieve its investment objective. If a Fund is unable to obtain sufficient exposure to the performance of its Index due to the limited availability of the Sub-Adviser’s RQFII quota or other investments that provide exposure to the performance of A-shares, the Fund could, subject to any regulatory relief among other things, as a defensive measure limit or suspend creations until the Adviser and/or the Sub-Adviser determine that the requisite exposure to the Index is obtainable. During the period that creations are suspended, a Fund could trade at a significant premium or discount to its NAV and could experience substantial redemptions. Alternatively, a Fund could change its investment objective by, for example, seeking to track an alternative index focused on Chinese-related stocks other than A-shares or other appropriate investments, or decide to liquidate the Fund.

The A-share market may be considered volatile with a risk of suspension of trading in a particular security or government intervention. Securities on the A-share market, including one or more securities in an Index, may be suspended from trading without an indication of how long the suspension will last. The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied. The PRC authorities and regulators have been given wide discretion in applying and interpreting such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future. The application and interpretation of such investment regulations may adversely affect a Fund. In addition, because the Sub-Adviser’s RQFII quota would be in the name of the Sub-Adviser rather than a Fund, there is a risk that regulatory actions taken against the Sub-Adviser by PRC government authorities may affect the Fund.

Specific rules governing taxes on capital gains derived by RQFIIs and QFIIs from the trading of PRC securities have yet to be announced. In the absence of specific rules, the tax treatment of a Fund’s investments in A-shares through the Sub-Adviser’s RQFII quota should be governed by the general PRC tax provisions and provisions applicable to RQFIIs. Under these provisions, a Fund is generally subject to a tax of 10% on any dividends, distributions and interest it receives from its investment in PRC securities. In addition, a nonresident enterprise is subject to withholding tax at a rate of 10% on its capital gains. Withholding taxes on dividends, interest and capital gains may be taxed at a reduced rate under an applicable tax treaty, but the application of such treaties for an RQFII acting on behalf of a foreign investor (i.e., the Sub-Adviser acting on behalf of a Fund) is also uncertain. It is also unclear how China’s business tax may apply to activities of an RQFII such as the Sub-Adviser and how such application may be affected by tax treaty provisions. While it is unclear whether this tax will be applied to investments by an RQFII such as the Sub-Adviser or what the methodology for calculating or collecting the tax will be, the PRC’s Ministry of Finance announced that, effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, will be temporarily lifted. The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of the Fund for obligations of the Sub-Adviser. Any revision or amendment in tax laws and regulations may adversely affect the Fund. Each Fund, prior to December 22, 2014, reserved 10% of its realized and unrealized gains from its A-share investments to apply towards withholding tax liability with respect to realized and unrealized gains from the Fund’s investments in A-shares of “land-rich” enterprises, which are companies that have greater than 50% of their assets in land or real properties in the PRC. The tax reserve was reflected in each Fund’s daily NAV calculations as a deduction from such Fund’s NAV. If the PRC begins applying tax rules regarding the taxation of capital gains from A-shares investment to RQFIIs, such as the Sub-Adviser, and/or begins collecting capital gains taxes on such investments, a Fund could be subject to withholding tax liability. The impact of any such tax liability on a Fund’s return could be substantial. A Fund may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the Fund’s investments.

If a Fund’s direct investments in A-shares through the Sub-Adviser’s RQFII quota become subject to repatriation restrictions, the Fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to income and excise tax at the Fund level. In addition, a Fund could be required to recognize unrealized gains, pay taxes and make distributions before re-qualifying for taxation as a RIC. See below under “Shareholder Information—Tax

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

Information—Taxes on Distributions” for more information. Each Fund may elect, for U.S. federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the Fund as paid by its shareholders. Even if a Fund is qualified to make that election and does so this treatment will not apply with respect to amounts the Fund reserves in anticipation of the imposition of withholding taxes not currently in effect (as discussed above). If these amounts are used to pay any tax liability of a Fund in a later year, they will be treated as paid by the shareholders in such later year, even if they are imposed with respect to income of an earlier year. See “Shareholder Information—Tax Information” for a further description of this risk.

Special Risk Considerations of Investing in China. Whether each Fund invests directly in China by investing in A-shares in reliance on the Sub-Adviser’s RQFII quota or indirectly in China through swaps or other means described in this Prospectus, investments in China involve certain risks and special considerations, including the following:

Political and Economic Risk. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in the past 30 years, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.

For more than 30 years, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. There can, however, be no assurance that the PRC government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful. Any such adjustment and modification of those economic policies may have an adverse impact on the securities market in the PRC as well as the underlying securities of a Fund’s Index. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of a Fund.

Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the issuers of a Fund’s A-share investments or contained in a Fund’s Index.

The laws, regulations, including the investment regulations allowing RQFIIs (and QFIIs) to invest in A-shares, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of the A-shares in a Fund’s portfolio.

Since 1949, the PRC has been a socialist state controlled by the Communist party. China has only recently opened up to foreign investment and has only begun to permit private economic activity. There is no guarantee that the Chinese government will not revert from its current open-market economy to the economic policy of central planning that it implemented prior to 1978.

Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth, developing into one of the largest economies in the world. There is no assurance, however, that such growth will be sustained in the future.

The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial adverse effect on the Chinese economy and a Fund’s investments.

The Chinese economy is export-driven and highly reliant on trade, and much of China’s growth in recent years has been the result of focused investments in economic sectors intended to produce goods and services for export purposes. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency revaluation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and a

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Fund’s investments. International trade tensions involving China and its trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to a Fund.

Moreover, the current slowdown or any future recessions in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact a Fund’s investments.

Inflation. Economic growth in China has also historically been accompanied by periods of high inflation. Beginning in 2004, the Chinese government commenced the implementation of various measures to control inflation, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. While the Chinese economy did not face any major inflationary threats as of March 2017, rising inflation could adversely affect the performance of the Chinese economy and a Fund’s investments.

Tax Changes. The Chinese system of taxation is not as well settled as that of the United States. In addition, changes in the Chinese tax system may have retroactive effects.

Nationalization and Expropriation. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in a Fund involves a risk of a total loss.

Hong Kong Policy. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in a Fund’s portfolio.

Chinese Securities Markets. The securities markets in China have a limited operating history and are not as developed as those in the United States. These markets tend to have had greater volatility than markets in the United States and some other countries. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. During periods of significant market volatility, the Chinese government has, from time to time, intervened in its domestic securities markets to a greater degree than would be typical in more developed markets. Stock markets in China are in the process of change and further development. This may lead to trading volatility, unpredictable trading suspensions, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations. These risks may be more pronounced for the A-share market than for Chinese securities markets generally because the A-share market is subject to greater government restrictions and control, including trading suspensions, as described in greater detail above.

Available Disclosure About Chinese Companies. Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to a Fund and other investors than would be the case if a Fund’s investments were restricted to securities of U.S. issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. Generally Accepted Accounting Principles.

Chinese Corporate and Securities Law. The regulations on investments and repatriation of capital by QFIIs and RQFIIs are relatively new. As a result, the application and interpretation of such investment regulations are therefore relatively untested. In addition, PRC authorities have broad discretion in this regard. A Fund’s rights with respect to its investments in A-shares through Stock Connect or the Sub-Adviser’s RQFII quota will not be governed by U.S. law,

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

and instead will be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law.

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the United States and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as a Fund, with protection in all situations where protection would be provided by comparable law in the United States. China lacks a national set of laws that address all issues that may arise with regard to a foreign investor such as a Fund.

It may therefore be difficult for a Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for a Fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as a Fund.

Special Risk Considerations of Investing in A-shares. Each Fund’s investments in A-shares are limited to the Sub-Adviser’s RQFII quota amount obtained by the Sub-Adviser in its capacity as RQFII on behalf of the Fund and the market-wide quotas imposed by Stock Connect. In addition, there may be significant restrictions on the repatriation of gains and income related to the Sub-Adviser’s RQFII quota that may affect a Fund’s ability to satisfy redemption requests. Currently, there are two stock exchanges in mainland China, the Shanghai and Shenzhen Stock Exchanges, and there is one stock exchange in Hong Kong. The Shanghai and Shenzhen Stock Exchanges are supervised by the China Securities Regulatory Commission (“CSRC”) and are highly automated with trading and settlement executed electronically. The Shanghai and Shenzhen Stock Exchanges are more volatile than the major securities markets in the United States. In comparison to the mainland Chinese securities markets, the securities markets in Hong Kong are relatively well developed and active.

The Shanghai Stock Exchange commenced trading on December 19, 1990, the Shenzhen Stock Exchange commenced trading on July 3, 1991 and the Hong Kong Stock Exchange commenced trading on April 2, 1986. The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: A-shares and B-shares. Companies whose shares are traded on the Shanghai and Shenzhen Stock Exchanges that are incorporated in mainland China may issue both A-shares and B-shares. In China, the A-shares and B-shares of an issuer may only trade on one exchange. A-shares and B-shares may both be listed on either the Shanghai or Shenzhen Stock Exchanges. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-shares are traded on the Shanghai and Shenzhen Stock Exchanges in RMB.

As of March 1, 2017, the CSRC had granted licenses to 181 RQFIIs and 278 QFIIs bringing total investment quotas to approximately US$ 168 billion in A-shares and other permitted securities. In addition, Stock Connect provides a daily market-wide quota of approximately US$ 2 billion. Because restrictions continue to exist and capital therefore cannot flow freely into the A-share market, it is possible that in the event of a market disruption, the liquidity of the A-share market and trading prices of A-shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. A Fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-share market and the short-term and long-term prospects of its investments in the A-share market.

The Chinese government has in the past taken actions that benefited holders of A-shares. As A-shares become more available to foreign investors, such as a Fund, the Chinese government may be less likely to take action that would benefit holders of A-shares. In addition, there is no guarantee that the Sub-Adviser will continue to maintain its RQFII quota or be able to maintain its RQFII quota or be able to obtain additional RQFII quota if the RQFII quota is reduced or eliminated by SAFE at some point in the future. A Fund cannot predict what would occur if an RQFII quota of the Sub-Adviser were reduced or eliminated, although such an occurrence would likely have a material adverse effect on a Fund.

From time to time, certain of the companies in which a Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As an investor in such companies, a Fund will be indirectly subject to those risks.

Investment and Repatriation Restrictions. Investments by a Fund in A-shares through the Sub-Adviser’s RQFII quota, other Chinese financial instruments regulated by the CSRC, including warrants and open- and closed-end investment companies, are subject to governmental pre-approval limitations on the quantity that a Fund may purchase or limits on the classes of securities in which a Fund may invest.

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The Sub-Adviser, as a licensed RQFII, is currently permitted to repatriate RMB daily and is not subject to RMB repatriation restrictions or prior approval. However, there is no assurance that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Any additional restrictions imposed on the Sub-Adviser or RQFIIs generally may have an adverse effect on a Fund’s ability to invest directly in A-shares and its ability to meet redemptions requests.

The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. These restrictions or limitations may have adverse effects on the liquidity and performance of the Fund holdings as compared to the performance of its Index. This may increase the risk of tracking error and may adversely affect a Fund’s ability to achieve its investment objective.

Tax Risk. For a discussion regarding the tax risks applicable to the Fund’s investments in A-shares, please see “Risk of the RQFII Regime and the Funds’ Principal Investment Strategies” above.

The sale or transfer by the Sub-Adviser of A-shares or B-shares will be subject to PRC Stamp Duty at a rate of 0.1% on the transacted value. However, the Sub-Adviser will not be subject to PRC Stamp Duty when it acquires A-shares and B-shares.

It is unclear how China’s business tax may apply to activities of an RQFII and how such application may be affected by tax treaty provisions. A Fund’s shareholder’s ability to claim a credit for certain Chinese taxes may be limited under general U.S. tax principles.

Risk of Loss of Favorable U.S. Tax Treatment. Each Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. However, if a Fund does not repatriate funds associated with direct investment in A-shares on a timely basis, it may be unable to satisfy the distribution requirements required to qualify for the favorable tax treatment otherwise generally afforded to RICs under the Internal Revenue Code. If a Fund fails to qualify for any taxable year as a RIC, the Fund would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level currently at a 35% U.S. federal tax rate and, when such income is distributed, to a further tax at the shareholder level to the extent of the Fund’s current or accumulated earnings and profits. In addition, the Fund would not be eligible for a deduction for dividends paid to shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. See below under “Shareholder Information—Tax Information—Taxes on Distributions” for more information.

Tax on Retained Income and Gains. To the extent a Fund does not distribute to shareholders all of its investment company taxable income and net capital gain in a given year, it will be required to pay U.S. federal income and excise tax on the retained income and gains, thereby reducing the Fund’s return. A Fund may elect to treat its net capital gain as having been distributed to shareholders. In that case, shareholders of record on the last day of the Fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.

Foreign Exchange Control. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from RMB. Under SAFE regulations, Chinese corporations may only purchase foreign currencies through government approved banks. In general, Chinese companies must receive approval from or register with the Chinese government before investing in certain capital account items, including direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect a Fund and its investments. There may not be sufficient amounts of RMB for a Fund to be fully invested because the Fund has to convert U.S. dollars received from the purchase of Creation Units into RMB to purchase RMB denominated investments. It should also be noted that that the PRC government’s policies on exchange control and repatriation restrictions are subject to change, and any such change may adversely impact a Fund. There can be no assurance that the RMB exchange rate will not fluctuate widely against the US dollar or any other foreign currency in the future.

Custody Risks of Investing in A-shares. Industrial and Commercial Bank of China Limited (“ICBC” or the “PRC sub-custodian”), which is approved by CSRC and SAFE as a qualified RQFII custodian, has been appointed to provide custody services to the Funds’ assets invested in A-shares and investments in the PRC. The PRC sub-custodian

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

maintains the Funds’ RMB deposit accounts and oversees the Funds’ investments in A-shares to ensure compliance with the rules and regulations of the CSRC and the People’s Bank of China. A-shares that are traded on the Shanghai or Shenzhen Stock Exchange are dealt and held in book-entry form through the CSDCC. The securities purchased by the Sub-Adviser, in its capacity as a RQFII, on behalf of a Fund, will be received by the CSDCC as credited to a securities trading account maintained by the PRC sub-custodian in the joint names of the Fund and the Sub-Adviser, and the Fund will pay the cost of the account. The Sub-Adviser may not use the account for any other purpose than for maintaining the Fund’s assets. However, given that the securities trading account will be maintained in the joint names of the Sub-Adviser and the Fund, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of the Sub-Adviser may assert that the securities are owned by the Sub-Adviser and not the Fund, and that a court would uphold such an assertion, in which case creditors of the Sub-Adviser could seize assets of the Fund.

Investment via Stock Connect is subject to similar custody risks. Securities purchased by the Fund through Stock Connect will be held via a book entry in an omnibus account in the name of HKSCC, Hong Kong’s clearing entity, at CSDCC. The Fund’s ownership interest in Stock Connect securities will not be reflected directly in the book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian.

Investors should also note that cash deposits in a Fund’s account with the PRC sub-custodian will not be segregated from the proprietary assets of the PRC sub-custodian or the assets of its other clients. Therefore, to the extent a Fund’s assets are commingled, the cash deposits will be vulnerable in the event of a liquidation or bankruptcy by the PRC sub-custodian. Under such circumstances, a Fund will not have any proprietary rights to the cash deposited in the account, and the Fund will become an unsecured creditor, and would have no priority over the claims of any other unsecured creditors to the assets of the PRC sub-custodian. A Fund may encounter difficulties or delays in recovering such debt, or may not be able to recover it in full or at all, in which case the Fund will suffer losses.

Use of Brokers. CSRC and SAFE regulations specify that all securities traded by the Sub-Adviser, as a licensed RQFII, on behalf of a Fund must be executed through one of three specified brokers per exchange. As a result, the Sub-Adviser will have less flexibility to choose among brokers on behalf of a Fund than is typically the case for investment managers.

Foreign Currency Considerations. Emerging markets such as China can experience high rates of inflation, deflation and currency devaluation. The value of the RMB may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the PRC, the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Each Fund invests a significant portion of its assets in investments denominated in RMB and the income received by each Fund will principally be in RMB. A Fund’s exposure to the RMB and changes in value of the RMB versus the U.S. dollar may result in reduced returns for the Fund. Moreover, a Fund may incur costs in connection with conversions between U.S. dollars and RMB. The RMB is currently not a freely convertible currency. The value of the RMB is based on a managed floating exchange rate based on market supply and demand with reference to a basket of foreign currencies. The daily trading price of the RMB is allowed to float within a narrow band around the central parity published by the People’s Bank of China. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and reduce the liquidity of a Fund’s investments. These restrictions as well as any accelerated appreciation or depreciation of RMB may adversely affect a Fund and its investments.

Each Fund’s assets are expected to be primarily invested in the A-shares of Chinese issuers and the income received by each Fund will be principally in RMB. Meanwhile, each Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the RMB falls relative to the U.S. dollar between the earning of the income and the time at which a Fund converts the RMB to U.S. dollars, the Fund may be required to liquidate certain positions in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code. The liquidation of investments, if required, may also have an adverse impact on a Fund’s performance.

Furthermore, a Fund may incur costs in connection with conversions between U.S. dollars and RMB. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

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RMB can be further categorized into onshore RMB (“CNY”), which can be traded only in the PRC, and offshore RMB (“CNH”), which can be traded outside the PRC. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. Although there has been a growing amount of RMB held offshore, CNH cannot be freely remitted into the PRC and is subject to certain restrictions, and vice versa. A Fund may also be adversely affected by the exchange rates between CNY and CNH. In addition, there may not be sufficient amounts of RMB for a Fund to be fully invested because the Fund has to convert U.S. dollars received from the purchase of Creation Units into RMB to purchase A-shares, and this may result in settlement delays and increased tracking error. A Fund will be required to remit CNH to settle the purchase of A-shares by the Fund from time to time. In the event such remittance is disrupted, a Fund will not be able to fully replicate its Index by investing in the relevant A-shares, which may lead to increased tracking error. Moreover, the trading and settlement of RMB-denominated securities are recent developments in Hong Kong and there is no assurance that problems will not be encountered with the systems or that other logistical problems will not arise.

Currently, there is no market in China in which the Funds may engage in hedging transactions to minimize RMB foreign exchange risk, and there can be no guarantee that instruments suitable for hedging currency will be available to the Funds in China at any time in the future. In the event that in the future it becomes possible to hedge RMB currency risk in China, a Fund may seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions. In that case, such Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in China. Currency hedging would involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s and/or the Sub-Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. The use of currency transactions could result in a Fund’s incurring losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency.

Disclosure of Interests and Short Swing Profit Rule. A Fund may be subject to shareholder disclosure of interest regulations promulgated by the CSRC. These regulations currently require a Fund to make certain public disclosures when the Fund and parties acting in concert with the Fund acquire 5% or more of the issued securities of a listed company (which include A-shares and B-shares of the listed company). If the reporting requirement is triggered, a Fund will be required to report information which includes, but is not limited to: (a) information about the Fund and the type and extent of its holdings in the company; (b) a statement of the Fund’s purposes for the investment and whether the Fund intends to increase its holdings over the following 12-month period; (c) a statement of the Fund’s historical investments in the company over the previous six months; (d) the time of, and other information relating to, the transaction that triggered the Fund’s holding in the listed company reaching the 5% reporting threshold; and (e) other information that may be required by the CSRC or the stock exchange. Additional information may be required if a Fund and its concerted parties constitute the largest shareholder or actual controlling shareholder of the listed company. The report must be made to the CSRC, the stock exchange, the invested company, and the CSRC local representative office where the listed company is located. A Fund would also be required to make a public announcement through a media outlet designated by the CSRC. The public announcement must contain the same content as the official report.

The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, under a conservative interpretation of these regulations, a Fund may be deemed as a “concerted party” of other funds managed by the Adviser and its affiliates and/or the Sub-Adviser and its affiliates and therefore may be subject to the risk that the Fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law.

If the 5% shareholding threshold is triggered by a Fund and parties acting in concert with the Fund, the Fund would be required to file its report within three days of the date the threshold is reached. During the time limit for filing the report, a trading freeze applies and the Fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may negatively impact a Fund’s performance, if the Fund would otherwise make trades during that period but is prevented from doing so by the regulation.

Once a Fund and parties acting in concert reach the 5% trading threshold as to any listed company, any subsequent incremental increase or decrease of 5% or more will trigger a further reporting requirement and an additional three-day trading freeze, and also an additional freeze on trading within two days of the Fund’s report and announcement of the incremental change. These trading freezes may undermine a Fund’s performance as described above. Also, Shanghai Stock Exchange requirements currently require a Fund and parties acting in concert, once they have reached the 5% threshold, to disclose whenever their shareholding drops below this threshold (even as a result of trading which is less than the 5% incremental change that would trigger a reporting requirement under the relevant CSRC regulation).

29

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

CSRC regulations also contain additional disclosure (and tender offer) requirements that apply when an investor and parties acting in concert reach thresholds of 20% and greater than 30% shareholding in a company. Because no single underlying foreign investor investing through a RQFII or QFII (e.g., a Fund) may currently hold more than 10% of the total outstanding shares in one listed company, it is currently unlikely that a Fund’s trading would trigger the more detailed reporting or tender offer requirements at the higher thresholds.

Subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may be applicable to the trading of a Fund with the result that where the holdings of the Fund (possibly with the holdings of other accounts managed by the Adviser or Sub-Adviser) exceed 5% of the total issued shares of a listed company, the Fund may not reduce its holdings in the company within six months of the last purchase of shares of the company. If a Fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the listed company. In addition, the rule limits the ability of a Fund to repurchase securities of the listed company within six months of such sale. Moreover, under PRC civil procedures, a Fund’s assets may be frozen to the extent of the claims made by the company in question. If the operation of the PRC short swing profit rule is triggered as described above, it may greatly impair the performance of a Fund.

Risks of Investing through Stock Connect. Each Fund may invest in A-shares listed and traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in Stock Connect A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to a Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of HKSCC, Hong Kong’s clearing entity, at the CSDCC. A Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. A Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. PRC law did not historically recognize the concept of beneficial ownership; while PRC regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in the PRC by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.

A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-shares. Therefore, a Fund’s investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. A Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect. Stock Connect is only available on days when markets in both the PRC and Hong Kong are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so. Finally, uncertainties in PRC tax rules governing taxation of income and gains from investments in Stock Connect A-shares could result in unexpected tax liabilities for a Fund. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because many foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules

30

or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, a Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications. The Funds invest in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on each Fund’s investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

In addition, various PRC companies derive their revenues in RMB but have requirements for foreign currency, including for the import of materials, debt service on foreign currency denominated debt, purchases of imported equipment and payment of any cash dividends declared. It is impossible to predict whether the PRC government will continue its existing foreign exchange policy and when the PRC government will allow free conversion of the RMB to foreign currency. Certain foreign exchange transactions, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of SAFE. Since 1994, the conversion of RMB into U.S. dollars has been based on either, initially, a fixed rate or, since 2005, a trading band set by the People’s Bank of China, which is set daily based on the previous day’s PRC interbank foreign exchange market rate. It is not possible to predict nor give any assurance of any future stability of the RMB to U.S. dollar exchange rate. Fluctuations in exchange rates may adversely affect the Fund’s NAV. Furthermore, because dividends are declared in U.S. dollars and underlying payments are made in RMB, fluctuations in exchange rates may adversely affect dividends paid by a Fund.

A Fund may also invest in shares of foreign investment companies, including Hong Kong-listed ETFs, the shares of which are listed and traded primarily on a foreign securities exchange. A Fund as an investor in a foreign fund may not be afforded the same investor protections that are provided by the U.S. federal securities laws. A Fund’s ability to transfer shares of such foreign funds outside of the foreign fund’s primary market may be restricted or prohibited.

In addition, a Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Risk of Investing in Emerging Market Issuers. The Funds invest their assets in securities of emerging market issuers. Investment in securities of emerging market issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Funds. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, crime (including drug violence) and social instability as a result of religious, ethnic and/or socioeconomic unrest. Issuers in certain emerging market countries are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable. Emerging markets are also more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities markets are, the greater the likelihood of custody problems.

Foreign Currency Risk. Because a Fund’s assets that are invested in equity securities of issuers in emerging market countries may be denominated in foreign currencies, the income received by the Fund from these investments may be in foreign currencies. A Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, a Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of an emerging market country’s currency may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the emerging market country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system could lead to sudden and large adjustments in the currency, which in turn, can have a negative effect on a Fund and its investments.

Risk of Investing in the Basic Materials Sector. (VanEck Vectors ChinaAMC SME-ChiNext ETF only.) To the extent that the basic materials sector continues to represent at least a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Discretionary Sector. To the extent that the consumer discretionary sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Staples Sector. (VanEck Vectors ChinaAMC SME-ChiNext ETF only.) To the extent that the consumer staples sector continues to represent at least a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending. Companies in this sector are also affected by changes in government regulation, world events and economic conditions.

Risk of Investing in the Financial Services Sector. (VanEck Vectors ChinaAMC CSI 300 ETF only.) To the extent that the financial services sector continues to represent at least a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in the Industrials Sector. To the extent that the industrials sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. In addition, the industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Risk of Investing in the Information Technology Sector. (VanEck Vectors ChinaAMC SME-ChiNext ETF only.) To the extent that the information technology sector continues to represent at least a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Risk of Investing in Swaps. (VanEck Vectors ChinaAMC CSI 300 ETF only.) The Fund also expects to invest in swaps and other types of derivative instruments that have economic characteristics that are substantially identical to the economic characteristics of A-shares, including swaps on the CSI 300 Index, swaps on the A-shares which comprise the CSI 300 Index and/or swaps on funds that seek to replicate the performance of the CSI 300 Index or funds that invest in A-shares. The use of swap agreements entails certain risks, which may be different from, and possibly greater than, the risks associated with investing directly in the underlying asset for the swap agreement. These risks include:

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Limited Availability of Swaps. The Fund’s ability to achieve its stated investment objective may depend upon the continuing availability of A-shares and the willingness and ability of potential swap counterparties to engage in swaps with the Fund linked to the performance of A-shares. To the extent that the RQFII or QFII quota of a potential swap counterparty is reduced or eliminated due to actions by the Chinese government or as a result of transactions entered into by the counterparty with other investors, the counterparty’s ability to continue to enter into swaps or other derivative transactions with the Fund may be reduced or eliminated, which could have a material adverse effect on the Fund. These risks are compounded by the fact that at present there are only a limited number of potential counterparties willing and able to enter into swap transactions linked to the performance of A-shares. Furthermore, swaps are of limited duration and there is no guarantee that swaps entered into with a counterparty will continue indefinitely. Accordingly, the duration of a swap depends on, among other things, the ability of the Fund to renew the expiration period of the relevant swap at agreed upon terms. In addition, under the current regulations regarding quotas of RQFIIs or QFIIs administered by SAFE, RQFIIs and QFIIs are prohibited from transferring or selling their quotas to any third party. However, there is uncertainty over how this prohibition is implemented. Therefore, subject to interpretation by SAFE, QFIIs or RQFIIs may be limited or prohibited from providing the Fund access to RQFII quotas by entering into swap or other derivative transactions, which, in turn, could adversely affect the Fund.

Counterparty Risk. Because a swap is an obligation of the counterparty rather than a direct investment in A-shares, the Fund may suffer losses potentially equal to, or greater than, the full value of the swap if the counterparty to an “over-the-counter” swap fails to perform its obligations under the swap as a result of bankruptcy or otherwise. Any loss would result in a reduction in the NAV of the Fund and will likely impair the Fund’s ability to achieve its investment objective. The counterparty risk associated with the Fund’s investments is expected to be greater than most other funds because there are only a limited number of counterparties that are willing and able to enter into swaps on A-shares. In fact, because there are so few potential counterparties, the Fund, subject to applicable law, may enter into swap transactions with as few as one counterparty at any time.

Liquidity Risk. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to the Fund. This is especially true given the limited number of potential counterparties willing and able to enter into swap transactions on A-shares.

Tax Risk. The Fund’s investments in swaps and other derivative instruments may be less tax-efficient than a direct investment in A-shares. Investments in swaps and other derivatives may be subject to special U.S. federal income tax rules that could negatively affect the character, timing and amount of income earned by the Fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). Also, the Fund may be required to periodically adjust its positions in swaps and derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-shares. For example, swaps in which the Fund may invest may need to be reset on a regular basis in order to maintain compliance with the 1940 Act or for other reasons, which may increase the likelihood that the Fund will generate short-term capital gains. In addition, because the application of these special rules may be uncertain, the manner in which they are applied by the Fund may be determined to be incorrect. In that event, the Fund may be found to have failed to maintain its qualification as a RIC or to be subject to additional U.S. tax liability. Moreover, the Fund may make investments, both directly and through swaps or other derivative positions, in companies classified as passive foreign investment companies for U.S. federal income tax purposes (“PFICs”). Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to the Fund and its shareholders.

In addition, a swap transaction may be subject to the Fund’s limitation on investments in illiquid securities. Because swaps are generally entered into between two parties and may take longer than seven days to be sold or disposed of in the ordinary course of business, certain swaps may be considered to be illiquid. Swap agreements may be subject to pricing risk, which exists when a particular swap agreement becomes extraordinarily expensive (or inexpensive) relative to historical prices or the prices of corresponding cash market instruments. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to enter into or to terminate existing swap agreements or to realize amounts to be received under such agreements.

Risk of Investing in Futures. (VanEck Vectors ChinaAMC CSI 300 ETF only.) Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. The value of a futures contract tends to increase and decrease in tandem with the value of the

33

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

underlying instrument. The prices of futures can be highly volatile and using futures can increase the volatility of the Fund’s NAV and/or lower total return. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small movement in the price or value of a futures transaction may result in substantial losses to a Fund, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contacts involve the risk of mispricing or improper valuation and the risk that changes in the value of a futures contract may not correlate perfectly with the underlying indicator. Even a well-conceived futures transaction may be unsuccessful due to market events. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract. A liquid secondary market may not always exist for the Fund’s futures contract positions at any time.

Risk of Investing in Other Funds. (VanEck Vectors ChinaAMC CSI 300 ETF only.) The Fund may invest in shares of other funds, including ETFs that track the CSI 300 Index. As a result, the Fund will indirectly be exposed to the risks of an investment in the underlying funds. Shares of other funds have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of such funds’ shares is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of such funds’ shares may differ from the NAV of the particular fund. As a shareholder in a fund (as with ETFs), the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders will be absorbing duplicate levels of fees with respect to investments in other funds, including ETFs. Such fees will not, however, be counted towards the Fund’s expense cap.

Risk of Investing in Small- and/or Medium-Capitalization Companies. Each Fund may invest in small- and/or medium-capitalization companies and, therefore will be subject to certain risks associated with small- and/or medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. Returns on investments in securities of small- and/or medium-capitalization companies could trail the returns on investments in securities of larger companies.

Risk of Cash Transactions. Unlike most other ETFs, each Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. As a result, an investment in such Fund may be less tax-efficient than an investment in a more conventional ETF. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. Because these Funds currently intend to effect all redemptions for cash, rather than in-kind distributions, they may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs. If a Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise be required. The Funds generally intend to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Additionally, transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable transaction fees and taxes.

Equity Securities Risk. The value of the equity securities held by each Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by a Fund participate, or factors relating to specific issuers in which a Fund invests. For example, an adverse event, such as an unfavorable earnings report, may result in a decline in the value of equity securities of an issuer held by a Fund; the price of the equity securities of an issuer may be particularly sensitive to general movements in the securities markets; or a drop in the securities markets may depress the price of most or all of the equities securities held by a Fund. In addition, the equity securities of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

A change in the financial condition, market perception or the credit rating of an issuer of securities included in a Fund’s Index may cause the value of its securities to decline.

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Market Risk. The prices of the securities in each Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. Overall securities values could decline generally or underperform other investments. An investment in a Fund may lose money.

Index Tracking Risk. Each Fund’s return may not match the return of its Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units, which are not factored into the return of each Fund’s Index. Transaction costs, including brokerage costs, will decrease a Fund’s NAV to the extent not offset by the transaction fee payable by an AP. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its respective Index. There is no assurance that each Fund’s Index Provider (as defined herein) or any agents that may act on its behalf will compile each Fund’s Index accurately, or that each Index will be determined, composed or calculated accurately. Errors in respect of the quality, accuracy and completeness of the data used to compile an Index may occur from time to time and may not be identified and corrected by the Index Providers for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of the Index Providers or their agents will generally be borne by the applicable Fund and its shareholders. For example, during a period where a Fund’s Index contains incorrect constituents, each Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively or positively impact the Funds and their shareholders. Any gains due to the Index Providers’ or others’ errors will be kept by the applicable Fund and its shareholders and any losses resulting from the Index Providers’ or others’ errors will be borne by the applicable Fund and its shareholders. A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. In addition, a Fund may not invest in certain securities included in its Index, or invest in them in the exact proportions in which they are represented in its Index, due to legal restrictions, limitations imposed by the Chinese government, certain NYSE Arca listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). To the extent a Fund is unable to invest in A-shares or enter into swaps or other derivatives linked to the performance of its Index or securities comprising its Index, it may enter into swaps or other derivatives linked to the performance of other funds that seek to track the performance of its Index. These funds may trade at a premium or discount to NAV, which may result in additional tracking error for a Fund. Moreover, the ability of a Fund to track its Index may be affected by foreign exchange fluctuations as between the U.S. dollar and the RMB to the extent the Index is priced in Chinese RMB and the Fund is priced in U.S. dollars. A Fund may underperform its Index when the value of the U.S. dollar increases relative to the value of the RMB. Moreover, a Fund may be delayed in purchasing or selling securities included in its Index. The Funds may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, a Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of its Index.

Any issues a Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may increase the tracking error risk. A Fund will be required to remit RMB to settle the purchase of A-shares and repatriate RMB to U.S. dollars to settle redemption orders. In the event such remittance or repatriation is delayed or disrupted, a Fund will not be able to fully replicate its Index by investing in the relevant A-shares, which may lead to increased tracking error. These and any other issues a Fund encounters with regard to investment restrictions, trade settlements, currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk.

Relevant PRC laws and regulations may limit the ability of the Adviser and/or potential swap counterparties to acquire A-shares in certain PRC issuers from time to time. In addition, a potential swap counterparty may not be able to acquire A-shares to hedge the swaps in which the Fund invests. In such cases, this may restrict a Fund’s ability to invest in certain A-shares and also may restrict the issuance, and therefore the purchase, of swaps linked to these A-shares by a Fund. Furthermore, the tracking error of a Fund may be increased by the overall costs of maintaining the swaps. As a result of such costs the value of the swaps may differ from the price of the A-shares to which such swaps are linked, leading to an increased tracking error.

As discussed above, one or more securities in each Fund’s respective Index may be suspended from trading and such securities would be valued by such Index at the last closing price. Each Fund may fair value certain of the foreign securities and/or underlying currencies it holds. To the extent a Fund calculates its NAV based on fair value prices and the value of its Index is based on securities’ closing prices on local foreign markets (i.e., the value of its Index is not based on fair value prices) or if a Fund otherwise calculates its NAV based on prices that differ from those used in calculating its Index, the Fund’s ability to track its Index may be adversely affected. The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact a Fund’s ability to replicate the performance of its Index. In

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

addition, if a Fund utilizes depositary receipts and other derivative instruments, its return may not correlate as well with its Index as would be the case if the Fund purchased all the securities in its Index directly. In light of the factors discussed above, a Fund’s return may deviate significantly from the return of its Index.

The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact a Fund’s ability to replicate the performance of its Index. In addition, if a Fund utilizes swaps and other derivative instruments that are not included in its index, its return may not correlate as well with the returns of its Index as would be the case if the Fund purchased all the securities in its Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.

Each Fund’s performance may also deviate from the performance of its respective Index due to the impact of withholding taxes, late announcements relating to changes to the Fund’s respective Index and high turnover of the Fund’s Index.

Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of a Fund’s Index may occur from time to time. Any such errors may not be identified or corrected by the Index Providers for some period of time, which may have an adverse effect on the Funds and their shareholders.

Authorized Participant Concentration Risk. A Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in a Fund’s market price from its NAV. Van Eck Securities Corporation, the distributor of the Shares (the “Distributor”), does not maintain a secondary market in the Shares. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming directly with a Fund.

Decisions by market makers or APs to reduce their role or “step away” from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund Shares trading at a price that differs materially from NAV and also in greater than normal intraday bid/ask spreads for Fund Shares.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Replication Management Risk. Unlike many investment companies, the Funds are not “actively” managed. Therefore, unless a specific security is removed from its Index, a Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from a Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. Each Fund’s Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in the securities of a Fund’s portfolio in seeking to replicate its Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser and/or the Sub-Adviser do not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of a Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an AP, a market maker, or another entity may invest in a Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative

36

impact on a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Shares.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of a Fund’s holdings. The NAV of the Shares will fluctuate with changes in the market value of a Fund’s securities holdings. The market prices of Shares will fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of a Fund’s holdings, as well as supply and demand on the NYSE Arca. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Given the fact that Shares can be created and redeemed by APs in Creation Units, the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of a Fund’s holdings, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. The price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares may be closely related to, but not necessarily identical to, the same forces influencing the prices of the securities of a Fund’s portfolio of investments trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold. Any of these factors, discussed above and further below, may lead to the Shares trading at a premium or discount to a Fund’s NAV. In addition, because certain of a Fund’s underlying securities trade on exchanges that are closed when the NYSE Arca (i.e., the exchange that Shares of the Fund trade on) is open, there are likely to be deviations between the expected value of an underlying security and the closing security’s price (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs. In addition, the securities held by a Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for a Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

When you buy or sell Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a bid/ask spread charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid/ask spread may increase significantly.

Non-Diversified Risk. (VanEck Vectors ChinaAMC SME-ChiNext ETF only.) The Fund is a separate investment portfolio of VanEck Vectors ETF Trust (the “Trust”), which is an open-end investment company registered under the 1940 Act. The Fund is classified as a “non-diversified” fund under the 1940 Act. Moreover, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. A Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that its respective Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that sector or sectors or industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

ADDITIONAL NON-PRINCIPAL INVESTMENT STRATEGIES

Each Fund may invest in securities not included in their respective Index, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), and certain derivatives, which the Adviser and/or Sub-Adviser believes will help a Fund track its Index.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

As an additional investment strategy, VanEck Vectors ChinaAMC SME-ChiNext ETF may also seek to invest a portion of its assets in swaps, futures contracts and other types of derivative instruments that have economic characteristics that are similar to the economic characteristics of A-shares, including swaps on the SME-ChiNext Index, swaps on A-shares which comprise the SME-ChiNext Index and/or swaps on funds that seek to replicate the performance of the SME-ChiNext Index or funds that invest in A-shares or the VanEck Vectors ChinaAMC SME-ChiNext ETF may invest directly in shares of such funds. In addition, the Funds may invest in B-shares, which are shares of companies incorporated in mainland China that are traded in the mainland B-share markets; China H-shares, which are shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange; securities of Red Chip Companies, which are companies with certain minimum proportions of mainland Chinese entity shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange; and securities of Chinese-related companies, which are companies listed on the Hong Kong Stock Exchange, the Singapore Stock Exchange or other exchanges. Depositary receipts and derivative instruments such as swaps, options, warrants, futures contracts, currency forwards, structured notes and participation notes may be used by VanEck Vectors ChinaAMC CSI 300 ETF in seeking performance that corresponds to the CSI 300 Index, and in managing cash flows, and may count towards compliance with the Fund’s 80% policy. Depositary receipts may be used by VanEck Vectors ChinaAMC SME-ChiNext ETF in seeking performance that corresponds to the SME-ChiNext Index, and in managing cash flows, and may count towards compliance with the Fund’s 80% policy. A Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

BORROWING MONEY

Each Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. Each Fund has entered into a credit facility to borrow money for temporary, emergency or other purposes, including the funding of shareholder redemption requests, trade settlements and as necessary to distribute to shareholders any income required to maintain such Fund’s status as a RIC. To the extent that a Fund borrows money, it may be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than its Index. Leverage generally has the effect of increasing the amount of loss or gain a Fund might realize and may increase volatility in the value of a Fund’s investments.

LENDING PORTFOLIO SECURITIES

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, a Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower fail to return the borrowed securities (e.g., the Fund would have to buy replacement securities and the loaned securities may have appreciated beyond the value of the collateral held by the Fund) or become insolvent. A Fund may pay fees to the party arranging the loan of securities. In addition, a Fund will bear the risk of loss of any cash collateral that it invests.

ADDITIONAL NON-PRINCIPAL RISKS

Risk of Investing in Swaps. (VanEck Vectors ChinaAMC SME-ChiNext ETF only.) For a discussion regarding the risks of investing in swaps applicable to VanEck Vectors ChinaAMC SME-ChiNext ETF’s investments, please see “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds—Risk of Investing in Swaps” above.

Risk of Investing in Other Funds. (VanEck Vectors ChinaAMC SME-ChiNext ETF only.) For a discussion regarding the risks of investing in other funds applicable to VanEck Vectors ChinaAMC SME-ChiNext ETF’s investments, please see “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds—Risk of Investing in Other Funds” above.

Risk of Investing in Depositary Receipts. Depositary receipts involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in an Index, may negatively affect a Fund’s ability to replicate the performance of the Index. In addition, investments in depositary receipts that are not included in a Fund’s Index may increase tracking error.

Leverage Risk. To the extent that a Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio securities. To manage the risk associated with leveraging, a Fund may segregate liquid assets, or otherwise “cover” its derivatives position

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in a manner consistent with the 1940 Act and the rules and SEC interpretations thereunder. A Fund may modify its asset segregation policies at any time to comply with any changes in the SEC’s positions regarding asset segregation.

PORTFOLIO HOLDINGS

A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUNDS

Board of Trustees. The Board of Trustees of Trust has responsibility for the general oversight of the management of the Funds, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Funds’ SAI.

Investment Adviser and Sub-Adviser. Under the terms of an investment management agreement between the Trust and Van Eck Associates Corporation with respect to each Fund (the “Investment Management Agreement”), Van Eck Associates Corporation serves as the adviser to each Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of the Funds. China Asset Management (Hong Kong) Limited acts as investment sub-adviser to each Fund and, subject to the oversight of the Adviser, is responsible for the day-to-day investment management of the assets allocated to it by the Adviser. The Sub-Adviser serves as investment sub-adviser to the Funds pursuant to an investment sub-advisory agreement between the Adviser and the Sub-Adviser (each, an “Investment Sub-Advisory Agreement”).

As of December 31, 2016, the Adviser managed approximately $38 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to mutual funds, other exchange-traded funds, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 666 Third Avenue, 9th Floor, New York, New York 10017.

The Sub-Adviser was established in September 2008 as a wholly owned subsidiary of China Asset Management Co., Ltd. (“ChinaAMC”). The Sub-Adviser has been licensed by Hong Kong Securities and Futures Commission to engage in asset management activities, dealing in securities and advising on securities. As of December 31, 2016, assets under management were approximately $146 billion for ChinaAMC and $5.3 billion for the Sub-Adviser. The Sub-Adviser currently provides both asset management and advisory services to Hong Kong and overseas clients, including institutional mandates from Taiwan, Japan, Korea, Australia and Germany. The Sub-Adviser’s principal place of business is 37F, Bank of China Tower, 1 Garden Road, Central, Hong Kong.

A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement is available in the Trust’s semi-annual report for the period ended June 30, 2016. A discussion regarding the Board of Trustees’ approval of the Investment Sub-Advisory Agreement is available in the Trust’s annual report for the year ending December 31, 2016.

For the services provided to each Fund under the Investment Management Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund’s average daily net assets at the annual rate of 0.50%.

Until at least May 1, 2018, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.72% (with respect to VanEck Vectors ChinaAMC CSI 300 ETF) and 0.78% (with respect to VanEck Vectors ChinaAMC SME-ChiNext ETF) of its average daily net assets per year.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses. For the services provided and the expenses assumed by the Sub-Adviser pursuant to the Investment Sub-Advisory Agreements, the Adviser (not the Funds) will pay a monthly fee to the Sub-Adviser based on a percentage of the management fee paid to the Adviser after taking into account the Index license fee and expenses paid by the Adviser.

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MANAGEMENT OF THE FUNDS (continued)

Manager of Managers Structure. The Adviser and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with unaffiliated sub-advisers without obtaining further shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees, may select sub-advisers for each Fund and supervise, monitor and evaluate the performance of each sub-adviser.

The Order also permits the Adviser, subject to the approval of the Board of Trustees, to replace sub-advisers and amend investment sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board of Trustees believe such action will benefit a Fund and its shareholders. The Adviser thus would have the responsibility (subject to the oversight of the Board of Trustees) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate a Fund’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser would be able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Adviser would compensate each sub-adviser out of its management fee.

Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Funds (the “Administrator”), and The Bank of New York Mellon is the custodian of the Funds’ assets and provides transfer agency and fund accounting services to the Funds. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are provided pursuant to the Investment Management Agreement.

All of the Funds’ China A-share assets in the PRC (including onshore PRC cash deposits and its onshore A-shares portfolio) will be held by ICBC, the PRC sub-custodian. A securities account shall be opened with CSDCC in the joint names of the Sub-Adviser (as the RQFII holder) and a Fund. An RMB cash account shall also be established and maintained with the PRC sub-custodian in the joint names of the Sub-Adviser (as the RQFII holder) and a Fund. The PRC sub-custodian shall, in turn, have a cash clearing account with CSDCC for trade settlement according to applicable regulations.

Distributor. Van Eck Securities Corporation is the distributor of the Shares. The Distributor will not distribute Shares in less than Creation Units, and does not maintain a secondary market in the Shares. The Shares are traded in the secondary market.

PORTFOLIO MANAGERS

Leo Fan joined the Sub-Adviser as a portfolio manager in July 2015. Prior to joining the Sub-Adviser, Mr. Fan worked as a research analyst between 2007 and 2015 at Shenwan Hongyuan (H.K.) Limited, where he participated in building an overseas research department and covered the transportation, infrastructure education and consumption sectors.

Hao-Hung (Peter) Liao has been employed by the Adviser since the summer of 2004. Mr. Chao has been employed by the Adviser since December 2007. Messrs. Liao and Chao also serve as portfolio managers for certain other investment companies and pooled investment vehicles managed by the Adviser.

See the Funds’ SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares of each Fund.

SHAREHOLDER INFORMATION

DETERMINATION OF NAV

The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange.

The values of each Fund’s portfolio securities are based on the securities’ closing prices on the markets on which the securities trade, when available. Due to the time differences between the United States and certain countries in which certain Funds invest, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside

40

independent pricing service. Debt instruments with remaining maturities of more than 60 days are valued at the evaluated mean price provided by an outside independent pricing service. If an outside independent pricing service is unable to provide a valuation, the instrument is valued at the mean of the highest bid and the lowest asked quotes obtained from one or more brokers or dealers selected by the Adviser. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. If a market quotation for a security or other asset is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security or asset at the time a Fund calculates its NAV, the security or asset will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund that holds foreign equity securities currently expects that it will fair value certain of the foreign equity securities held by the Fund each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV.

Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s Index. This may adversely affect a Fund’s ability to track its Index. With respect to securities that are principally traded on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

INTRADAY VALUE

The trading prices of the Funds’ Shares in the secondary market generally differ from the Funds’ daily NAV and are affected by market forces such as the supply of and demand for Fund Shares and underlying securities held by each Fund, economic conditions and other factors. Information regarding the intraday value of the Funds’ Shares (“IIV”) is disseminated every 15 seconds throughout each trading day by NYSE Arca or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by each Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the Funds’ NAV, which is computed only once a day. The IIV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by each Fund and valuations based on current market rates. The quotations and/or valuations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. Each Fund is not involved in, or responsible for, the calculation or dissemination of the IIV and makes no warranty as to its accuracy.

RULE 144A AND OTHER UNREGISTERED SECURITIES

An AP (i.e., a person eligible to place orders with the Distributor to create or redeem Creation Units of a Fund) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (“Securities Act”), will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A or other unregistered securities.

BUYING AND SELLING EXCHANGE-TRADED SHARES

The Shares of the Funds are listed on NYSE Arca. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the “spread,” which is any difference between the bid price and the ask price. The spread varies over time for a Fund’s Shares based on a Fund’s trading volume and market liquidity, and is generally lower if the Funds have high trading volume and market liquidity, and generally higher if the Funds have little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). In times of severe market disruption or low trading volume in a Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares’ NAV.

41

SHAREHOLDER INFORMATION (continued)

The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Funds’ SAI.

The NYSE Arca is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when a Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell a Fund’s Shares.

The right of redemption by an AP may be suspended or the date of payment postponed (1) for any period during which the NYSE Arca is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE Arca is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Market Timing and Related Matters. The Funds impose no restrictions on the frequency of purchases and redemptions. Frequent purchases and redemptions of Fund Shares may attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for a Fund’s portfolio securities and the reflection of that change in a Fund’s NAV (“market timing”). The Board of Trustees considered the nature of each Fund (i.e., a fund whose shares are expected to trade intraday), that the Adviser monitors the trading activity of APs for patterns of abusive trading, that the Funds reserve the right to reject orders that may be disruptive to the management of or otherwise not in the Funds’ best interests, and that each Fund may fair value certain of its securities. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Funds at the present time.

DISTRIBUTIONS

Net Investment Income and Capital Gains. As a shareholder of a Fund, you are entitled to your share of such Fund’s distributions of net investment income and net realized capital gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. Each Fund realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.”

Net investment income, if any, and net capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, in situations where the Fund acquires investment securities after the beginning of a dividend period, a Fund may elect to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period. If a Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares. Record shareholders will be notified regarding the portion of the distribution which represents a return of capital.

Distributions in cash may be reinvested automatically in additional Shares of a Fund only if the broker through which you purchased Shares makes such option available.

42

TAX INFORMATION

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund, including the possible application of foreign, state and local taxes. Unless your investment in a Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions. As noted above, each Fund expects to distribute net investment income at least annually, and any net realized long-term or short-term capital gains annually. Each Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.

If a Fund fails to distribute on a timely basis with respect to each taxable year at least 90% of its “investment company taxable income” and its net tax-exempt interest income, the Fund would fail to qualify for the special tax treatment applicable to RICs. In such a case, a Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be qualified dividend income for non-corporate shareholders. In addition, a Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. Additionally, to the extent a Fund does not distribute to shareholders all of its investment company taxable income and net capital gain in a given year, it will be required to pay U.S. federal income tax on the retained income and gains, thereby reducing the Fund’s return.

A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year in an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such year and 100% of any undistributed amounts from the prior years. Although a Fund generally intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, the Fund may elect to retain a portion of its income and gains, and in such a case, the Fund may be subject to excise tax.

In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Distributions of net investment income, including any net short-term gains, if any, are generally taxable as ordinary income. Whether distributions of capital gains represent long-term or short-term capital gains is determined by how long a Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long-term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are reported as capital gain dividends are generally taxable as long-term capital gains. Long-term capital gains of non-corporate shareholders are generally taxable at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.

The Funds may receive dividends, the distribution of which the Fund may designate as qualified dividends. In the event that a Fund receives such a dividend and designates the distribution of such dividend as a qualified dividend, the dividend may be taxed at the maximum capital gains rates, provided holding period and other requirements are met at both the shareholder and the Fund level.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

Special tax rules may change the normal treatment of gains and losses recognized by a Fund if the Fund makes certain investments such as investments in structured notes, swaps, options and futures transactions. Those special tax rules can negatively affect the character, timing and amount of income earned by a Fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). Each intends to invest in swaps and other derivative instruments that are linked to the performance of A-shares. The U.S. tax treatment of such investments may generally be less efficient than a direct investment in A- shares. Furthermore, a Fund may be required to periodically adjust its positions in these swaps or derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-shares. In addition, because the

43

SHAREHOLDER INFORMATION (continued)

application of these special rules may be uncertain, it is possible that the manner in which they are applied by a Fund may be determined to be incorrect. In that event, a Fund may be found to have failed to maintain its qualification as a RIC or to be subject to additional U.S. tax liability.

Each Fund may make investments, both directly and through swaps or other derivative positions, in companies classified as PFICs for U.S. federal income tax purposes. Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to the Fund and its shareholders. Each Fund generally intends to elect to “mark to market” these investments at the end of each taxable year. By making this election, a Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such investment (but only to the extent of prior income from such investment under the mark to market rules). Gains realized with respect to a disposition of a PFIC that a Fund has elected to mark to market will be ordinary income. By making the mark to market election, a Fund may recognize income in excess of the distributions that it receives from its investments. Accordingly, a Fund may need to borrow money or dispose of some of its investments in order to meet its distribution requirements. If a Fund does not make the mark to market election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund’s shareholders.

Dividends, interest and gains from non-U.S. investments of a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.

If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes. This treatment will not apply with respect to amounts a Fund reserves in anticipation of the imposition of Chinese withholding taxes not currently in effect (if any). If these amounts are used to pay any tax liability of a Fund in a later year, they will be treated as paid by the shareholders in such later year, even if they are imposed with respect to income of an earlier year. It is expected that more than 50% of each Fund’s assets will consist of foreign securities.

Backup Withholding. Each Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 28%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service (“IRS”).

Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short term capital gain or loss if held for one year or less. The ability to deduct capital losses may be limited. To the extent that a Fund shareholder’s Shares are redeemed for cash is normally treated as a sale for tax purposes.

Taxes on In-Kind Creations and In-Kind Redemptions of Creation Units. To the extent a person exchanges securities or securities and cash for Creation Units, such person generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities or securities and cash will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received and the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging primarily securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

Medicare Tax. An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of

44

Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Non-U.S. Shareholders. If you are not a citizen or resident alien of the United States, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

Any capital gain realized by a Non-U.S. Shareholder upon a sale of shares of a Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met or (ii) a Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s Shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. A Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of Shares become, a U.S. real property holding corporation. If a Fund is or becomes a U.S. real property holding corporation, so long as the Fund’s Shares are regularly traded on an established securities market, only a Non-U.S. Shareholder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Code) of the Fund’s Shares will be subject to United States federal income tax on the disposition of Shares.

Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of shares of a Fund.

As part of the Foreign Account Tax Compliance Act, (“FATCA”), a Fund may be required to withhold 30% on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) and after January 1, 2019, proceeds from the sale or other disposition of property producing U.S. sourced income (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.

While some parts of the FATCA rules have not been finalized, a Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow a Fund to comply with the FATCA rules. If a Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the possible applicability of the U.S. estate tax.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

INDEX PROVIDERS

The CSI 300 Index is published by China Securities Index Co., Ltd. and the SME-ChiNext Index is published by the Shenzhen Securities Information Co., Ltd, which is a subsidiary of the Shenzhen Stock Exchange (each an “Index Provider” and together the “Index Providers”). The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

45

CSI 300 INDEX

The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Constituent stocks for the CSI 300 Index must have been listed for more than three months (unless the stock’s average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing what the Index Provider believes to be obvious abnormal fluctuations or market manipulation.

As of December 31, 2016, the CSI 300 Index included 300 securities of companies with a market capitalization range of $2.1 billion to $383.8 billion and a weighted average market capitalization of $11.7 billion. These amounts are subject to change.

When selecting constituent stocks for the CSI 300 Index, the Index Provider: (1) calculates the daily average trading value and daily average total market capitalization during the most recent year (or in case of new issue, during the time since its initial listing) for all the stocks in the stock universe; (2) ranks the stocks in the stock universe in descending order according to their average daily trading values, and excludes the bottom 50%; and (3) ranks the remaining stocks in descending order according to their average daily market capitalization and selects those which rank in the top 300 according to their average daily market capitalization as constituent stocks of the CSI 300 Index.

The weighting of a company in the CSI 300 Index is intended to be a reflection of the current importance of that company in the market as a whole. Stocks are selected and weighted according to market capitalization. A company is heavily weighted in the CSI 300 Index if it has a relatively larger free-float market capitalization than the rest of the constituents in the CSI 300 Index. The constituents of the CSI 300 Index are frequently reviewed by the Index Provider to ensure that the CSI 300 Index continues to reflect the state and structure of the underlying market it measures. The CSI 300 Index is calculated in real time and is published every six seconds. Index performance data is converted from RMB into U.S. dollars. The composition of the CSI 300 Index is reviewed semi-annually every December and June.

46

SME-CHINEXT 100 INDEX

The SME-ChiNext Index is a modified, free-float adjusted index intended to track the performance of the 100 largest and most liquid stocks listed and trading on the Small and Medium Enterprise (“SME”) Board and the ChiNext Board of the Shenzhen Stock Exchange. The SME-ChiNext Index is comprised of A-shares.

As of December 31, 2016, the SME-ChiNext Index included 100 securities of companies with a market capitalization range of between approximately $758.6 million and $6.4 billion and a weighted average market capitalization of $2 billion. These amounts are subject to change.

When selecting constituent stocks for the SME-ChiNext Index, the Index Provider: (1) calculates the average total market capitalization, free-float market capitalization, and average turnover during the previous six months for all the stocks in the stock universe; (2) ranks the stocks in the stock universe in descending order according to a 1:1:1 weighted average of the above three measures; and (3) selects those which rank in the top 100 as constituent stocks of the SME-ChiNext Index. The weighting of a company in the SME-ChiNext Index is intended to be a reflection of the current representativeness of that company in the market as a whole. The weight of any single constituent in the SME-ChiNext Index shall not exceed 10%.

The constituents of the SME-ChiNext Index are frequently reviewed by the Index Provider to ensure that the SME-ChiNext Index continues to reflect the state and structure of the underlying market it measures. The periodic reviews are implemented semi-annually on the first trading day in January and July every year. Announcements of the constituent review are usually published on the first trading day of the second integral trading weeks of the month prior to the implementation of the review. Index performance data is converted from RMB into U.S. dollars.

47

LICENSE AGREEMENTS AND DISCLAIMERS

The Adviser has entered into a licensing agreement with the Index Providers to use each Index. Each Fund is entitled to use its Index pursuant to a sub-licensing arrangement with the Adviser.

VanEck Vectors ChinaAMC CSI 300 ETF is neither sponsored nor promoted, distributed or in any other manner supported by the Index Provider. The CSI 300 Index is compiled and calculated by the Index Provider. The Index Provider will apply all necessary means to ensure the accuracy of the CSI 300 Index. However, neither the Index Provider nor the Shanghai Stock Exchange nor the Shenzhen Stock Exchange shall be liable (whether in negligence or otherwise) to any person for any error in the CSI 300 Index and neither the Index Provider nor the Shanghai Stock Exchange nor the Shenzhen Stock Exchange shall be under any obligation to advise any person of any error therein. All copyright in CSI 300 Index values and constituent list vests in the Index Provider. Neither the publication of the CSI 300 Index by the Index Provider nor the granting of a license regarding the Index as well as the Index Trademark for the utilization in connection with VanEck Vectors ChinaAMC CSI 300 ETF, which derived from the Index, represents a recommendation by the Index Provider for a capital investment or contains in any manner a warranty or opinion by the Index Provider with respect to the attractiveness on an investment in VanEck Vectors ChinaAMC CSI 300 ETF.

Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF are not sponsored, endorsed, sold or promoted by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF particularly or the ability of the SME-ChiNext Index to track the performance of the securities markets. The SME-ChiNext Index is determined and composed by the Index Provider without regard to the Adviser or the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF. The Index Provider has no obligation to take the needs of the Adviser or the owners of the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF into consideration in determining or composing the SME-ChiNext Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF are to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE SME-CHINEXT INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE SHARES OF VANECK VECTORS CHINAAMC SME-CHINEXT ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SME-CHINEXT INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE SME-CHINEXT INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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FINANCIAL HIGHLIGHTS

The financial highlights tables which follow are intended to help you understand the Funds’ financial performance for the past five years or as indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report, which is available upon request.

49

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period:

	ChinaAMC CSI 300 ETF
	For the Year Ended December 31,
	2016		2015	2014	2013	2012
Net asset value, beginning of year	$44.76		$46.06	$30.89	$33.17	$30.28

Income from investment operations:
Net investment income (loss)	0.41		0.45	0.32 (a)	(0.40)	— (g)
Net realized and unrealized gain (loss) on investments	(7.64)		(0.34)	14.85	(1.18)	2.89

Total from investment operations	(7.23)		0.11	15.17	(1.58)	2.89

Less:
Dividends from net investment income	(0.15)		(0.52)	—	(0.70)	—
Distributions from net realized capital gains	(0.28)		(0.89)	—	—	—
Return of Capital	(0.02)		—	—	—	—

Total dividends and distributions	(0.45)		(1.41)	—	(0.70)	—

Net asset value, end of year	$37.08		$44.76	$46.06	$30.89	$33.17

Total return (b)	(16.16)%		0.22%	49.11%	(4.74)%	9.54%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$85,290		$105,193	$94,414	$29,344	$33,169
Ratio of gross expenses to average net assets	1.06%		1.20%	1.69%	1.14%	2.21%
Ratio of net expenses to average net assets	0.71%		0.75%	0.72%	0.72%	0.72%
Ratio of net expenses, excluding interest expense, to average net assets	0.72	%(h)	0.72%	0.72%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets	1.26%		0.91%	1.00%	(0.70)%	(0.69)%
Portfolio turnover rate (c)	50%		70%	59%	0%	0%

	ChinaAMC SME-ChiNext ETF
	For the Year Ended December 31,		For the Period July 23, 2014(d) through December 31, 2014
	2016	2015
Net asset value, beginning of period	$41.74	$28.60	$24.68

Income from investment operations:
Net investment loss	(0.06)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	(12.48)	13.24	3.97

Total from investment operations	(12.54)	13.14	3.92

Net asset value, end of period	$29.20	$41.74	$28.60

Total return (b)	(30.04)%	45.94%	15.88	%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$23,357	$56,343	$21,451
Ratio of gross expenses to average net assets	1.16%	1.11%	1.48	%(f)
Ratio of net expenses to average net assets	0.81%	0.79%	0.78	%(f)
Ratio of net expenses, excluding interest expense, to average net assets	0.78%	0.78%	0.78	%(f)
Ratio of net investment loss to average net assets	(0.07)%	(0.29)%	(0.73	)%(f)
Portfolio turnover rate (c)	39%	160%	7	%(e)

(a)	Calculated based upon average shares outstanding.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Commencement of operations.
(e)	Not Annualized.
(f)	Annualized.
(g)	Amount represents less than $0.005 per share.
(h)	Excludes reimbursement from prior year custodial charge of 0.02%.

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PREMIUM/DISCOUNT INFORMATION

Information regarding how often the closing trading price of the Shares of each Fund was above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for the most recently completed year and the most recently completed quarter(s), as well as for each of the four previous calendar quarters, when available, can be found at www.vaneck.com.

GENERAL INFORMATION

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of the Funds and the Adviser may purchase and resell Fund shares pursuant to this Prospectus.

OTHER INFORMATION

The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Funds’ SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds.

The Prospectus, SAI and any other Fund communication do not create any contractual obligations between the Funds’ shareholders and the Trust, the Funds, the Adviser, the Sub-Adviser and/or the Trustees. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) any Fund, including contracts with the Adviser, the Sub-Adviser or other parties who provide services to the Fund.

Dechert LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the Trust’s independent registered public accounting firm and audits the Funds’ financial statements annually.

ADDITIONAL INFORMATION

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds’ Shares. Information about the Funds can be reviewed and copied at the SEC’s Public Reference Room and

51

GENERAL INFORMATION (continued)

information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Funds’ Registration Statement, including this Prospectus, the Funds’ SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520. These documents and other information concerning the Trust also may be inspected at the offices of NYSE Arca (20 Broad Street, New York, New York 10005).

The SAI for the Funds, which has been filed with the SEC, provides more information about the Funds. The SAI for the Funds is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Funds’ investments is available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Funds’ annual and semi-annual reports may be obtained without charge by writing to the Funds at Van Eck Securities Corporation, the Funds’ distributor, at 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling the distributor at the following number: Investor Information: 800.826.2333.

Shareholder inquiries may be directed to the Funds in writing to 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling 800.826.2333.

The Funds’ SAI is available at www.vaneck.com.

(Investment Company Act file no. 811-10325)

52

For more detailed information about the Funds, see the SAI dated May 1, 2017, which is incorporated by reference into this Prospectus. Additional information about each of the Funds’ investments is available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Call VanEck at 800.826.2333 to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Funds or to make shareholder inquiries. You may also obtain the SAI or a Fund’s annual or semi-annual reports by visiting the VanEck website at www.vaneck.com.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Transfer Agent: The Bank of New York Mellon SEC Registration Number: 333-123257 1940 Act Registration Number: 811-10325	800.826.2333
CHINAPRO	vaneck.com